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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05430

SSgA Funds
(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington		98101
(Address of principal executive offices)		(Zip code)

Sandra G. Richardson, Secretary and Chief Legal Officer 1301 2nd Avenue 18th Floor Seattle, Washington 98101 206-505-3598
(Name and address of agent for service)

Registrant’s telephone number, including area code:	206-505-7877

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2009 – August 31, 2010

Item 1. Reports to Stockholders

LIFE SOLUTIONS FUNDS

LS Balanced Fund

LS Balanced Fund – Class R

LS Growth Fund

LS Growth Fund – Class R

LS Income and Growth Fund

LS Income and Growth Fund – Class R

Annual Report

August 31, 2010

SSgA Funds
Life SolutionsSM Funds

Annual Report

August 31, 2010

"SSgA" is a registered trademark and "Life SolutionsSM" is a registered service mark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2010 Annual Report for the SSgA Funds. The Annual Report provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope you will find this information helpful.

While most of the major core domestic and international indexes had negative returns through August 31, 2010, the major story was not the declines themselves, but the unrelenting market volatility. Investors tired of dealing with instability flocked to the perceived safety of fixed income investments, in particular short-term bonds, Treasuries, and money market funds. The broad fixed income indexes did not disappoint, posting solid gains for the year to build on their multi-year positive performance.

In spite of the volatility, thus far, 2010 has been a year of measured global recovery. Although the National Bureau of Economic Research, the accepted arbiter of when US recessions begin and end, has declared that the recession ended in June 2009, the economy has yet to return to normal capacity. Most notably, unemployment remains close to 10% and the US housing market continues to struggle. While real GDP has stabilized, growth could slow slightly as the effects of the stimulus package diminish.

In fact, rebounding financial markets remain fragile across the globe and ongoing volatility continues to underscore the complex, interdependent nature of a global economy. Interestingly, the sluggish pace of the recovery has provided time to reflect on the weaknesses in the global markets exposed by the financial crisis. Appropriately, risk management remains paramount for individual investors as they rebuild and reposition their portfolios.

In a time when economic uncertainty has become a way of life, we thank you for the confidence you have placed in SSgA Funds and pledge to continue to deliver the products and services you need to achieve your goals, whether you seek to increase global exposure, guard against inflation, manage risk more tightly, or capitalize on emerging opportunities.

Sincerely,

James Ross

President

SSgA Funds

President's Letter

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SSgA Life Solutions

Balanced Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  Life Solutions Balanced Fund seeks a balance of growth of capital and income.**

Life Solutions Balanced Fund – Institutional Class

Period Ended 8/31/10	Total Return
1 Year	3.66%
5 Years	0.14	%+
10 Years	1.11	%+

Life Solutions Balanced Fund – Class R‡

Period Ended 8/31/10	Total Return
1 Year	3.09%
5 Years	(0.42	)%+
10 Years	0.58	%+

Balanced Composite Market Index***

Period Ended 8/31/10	Total Return
1 Year	6.71%
5 Years	2.55	%+
10 Years	2.46	%+

Russell 3000® Index#

Period Ended 8/31/10	Total Return
1 Year	5.64%
5 Years	(0.72	)%+
10 Years	(1.26	)%+

Barclays Capital U.S. Aggregate Bond Index##

Period Ended 8/31/10	Total Return
1 Year	9.18%
5 Years	5.96	%+
10 Years	6.47	%+

MSCI® EAFE® Index (Net dividend)###

Period Ended 8/31/10	Total Return
1 Year	(2.34)%
5 Years	0.96	%+
10 Years	1.10	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Life Solutions Balanced Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 are 0.78% and 1.39%, respectively.

See related Notes on following page.

Life Solutions Balanced Fund

SSgA Life Solutions

Balanced Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Life Solutions Balanced Fund (the "Fund") seeks a balance of growth of capital and income. The Fund is benchmarked to the Balanced Composite Market Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total returns for the Institutional Class and Class R of the Fund were 3.66% and 3.09% respectively, and the total return for the Index was 6.71%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The long-term performance of the Fund is determined mostly by the performance of US equities, non-US developed market equities, and investment grade US fixed income.

Overall, for the 12-month period, stocks underperformed bonds, which rallied. The Russell 3000 Index of US equities fell by 4.3% over the last eight months of the Reporting Period ending August 31, 2010, but returned 5.6% over the entire 12-month period. Outside the United States, stocks in the MSCI EAFE index declined by 8% in 2010, although for the 12-month period the index declined by only 2.3%. Bonds, as measured by the Barclays Capital US Aggregate Index, returned 8% in 2010; over 12 months, they returned 9.2%. Specifically, corporate bonds did the best at 13.5%, followed by Treasuries at 8.1%, and mortgage-backed securities at 7%.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

Performance of the Fund trailed its benchmark. The SSgA Core Edge Equity Fund's performance in particular was a significant detractor and by the end of August, it had been replaced by a larger allocation to the SSgA S&P 500 Index Fund. Underweights to US fixed income and overweights to US and developed market equities also detracted from relative returns.

Relative returns were strong within the underlying SSgA Bond Market Fund and improved within the SSgA International Stock Selection Fund. The Fund also benefited from overweights to high yield bonds and emerging market equities.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding pages.

  *  Assumes initial investment on September 1, 2000.

  **  The Life Solutions Funds attempt to meet their investment objectives by investing in a different combination of the SSgA Fund's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

  +  Annualized.

  ‡  Performance for Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

***  The Balanced Composite Market Index is comprised of:
50% Russell 3000® Index
10% MSCI® EAFE® Net Dividend Index
40% Barclays Capital U.S. Aggregate Bond Index

  #  The Russell 3000® Index is a registered trademark of Russell Investments in the U.S. and/or other countries. Russell Investments is the owner of the trademarks, service marks, and copyrights related to their indexes. The Russell 3000® Index is unmanaged and cannot be invested in directly. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

  ##  The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

###  The MSCI® EAFE® Net Dividend Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010, the MSCI EAFE Index consisted of 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is unmanaged and cannot be invested in directly.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Life Solutions Balanced Fund

SSgA Life Solutions

Balanced Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$982.20	$1,022.94
Expenses Paid During Period *	$2.25	$2.29

* Expenses are equal to the Fund's expense ratio of 0.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Class R	Actual Performance	Hypothetical Performance (5% return before expense)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$979.40	$1,019.56
Expenses Paid During Period *	$5.59	$5.70

* Expenses are equal to the Fund's expense ratio of 1.12% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Life Solutions Balanced Fund
7

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SSgA Life Solutions
Balanced Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $
Investments - 100.8%
Bonds - 40.4%
SPDR Barclays Capital Aggregate Bond ETF	26,998	1,558
SPDR Barclays Capital Intermediate Term Credit Bond ETF	15,800	526
SPDR Barclays Capital Short Term Corporate Bond ETF	7,960	242
SPDR Barclays Capital TIPS ETF	130	7
SSgA Bond Market Fund	896,543	7,943
SSgA High Yield Bond Fund	36,078	283
		10,559
Domestic Equities - 49.8%
SSgA Enhanced Small Cap Fund	66,059	525
SSgA S&P 500 Index Fund	723,211	12,519
		13,044
International Equities - 10.6%
SSgA Emerging Markets Fund	6,666	128
SSgA International Stock Selection Fund	299,844	2,641
		2,769

	Shares	Market Value $
Short-Term Investments - 0.0%
SSgA Prime Money Market Fund	3,724	4
Total Investments - 100.8%*
(identified cost $23,962)		26,376
Other Assets and Liabilities, Net - (0.8%)		(212)
Net Assets - 100.0%		26,164

* Unless otherwise indicated, the values of securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes which are an integral part of the financial statements.

Life Solutions Balanced Fund
9

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SSgA Life Solutions

Growth Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  Life Solutions Growth Fund seeks long-term growth of capital.**

Life Solutions Growth Fund – Institutional Class

Period Ended 8/31/10	Total Return
1 Year	2.05%
5 Years	(1.02	)%+
10 Years	(0.24	)%+

Life Solutions Growth Fund – Class R‡

Period Ended 8/31/10	Total Return
1 Year	1.46%
5 Years	(1.55	)%+
10 Years	(0.75	)%+

Growth Composite Market Index***

Period Ended 8/31/10	Total Return
1 Year	5.50%
5 Years	1.22	%+
10 Years	0.95	%+

Russell 3000® Index#

Period Ended 8/31/10	Total Return
1 Year	5.64%
5 Years	(0.72	)%+
10 Years	(1.26	)%+

Barclays Capital U.S. Aggregate Bond Index##

Period Ended 8/31/10	Total Return
1 Year	9.18%
5 Years	5.96	%+
10 Years	6.47	%+

MSCI® EAFE® Index (Net dividend)###

Period Ended 8/31/10	Total Return
1 Year	(2.34)%
5 Years	0.96	%+
10 Years	1.10	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Life Solutions Growth Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 are 2.30% and 3.02%, respectively.

See related Notes on following page.

Life Solutions Growth Fund
11

SSgA Life Solutions

Growth Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Life Solutions Growth Fund (the "Fund") seeks long-term growth of capital. The Fund is benchmarked to the Growth Composite Market Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total returns for the Institutional Class and Class R of the Fund were 2.05% and 1.46% respectively, and the total return for the Index was 5.50%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The long-term performance of the Fund is determined mostly by the performance of US equities, non-US developed market equities, and investment grade US fixed income.

Overall, for the 12-month period, stocks underperformed bonds, which rallied. The Russell 3000 Index of US equities fell by 4.3% over the last eight months of the Reporting Period ending August 31, 2010, but returned 5.6% over the entire 12-month period. Outside the United States, stocks in the MSCI EAFE index declined by 8% in 2010, although for the 12-month period the index declined by only 2.3%. Bonds, as measured by the Barclays Capital US Aggregate Index, returned 8% in 2010; over 12 months, they returned 9.2%. Specifically, corporate bonds did the best at 13.5%, followed by Treasuries at 8.1%, and mortgage-backed securities at 7%.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

Performance of the Fund trailed its benchmark. The SSgA Core Edge Equity Fund's performance in particular was a significant detractor and by the end of August, it had been replaced by a larger allocation to the SSgA S&P 500 Index Fund. Underweights to US fixed income and overweights to US and developed market equities also detracted from relative returns.

Relative returns were strong within the underlying SSgA Bond Market Fund and improved within the SSgA International Stock Selection Fund. The Fund also benefited from overweights to high yield bonds and emerging market equities.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding pages.

  *  Assumes initial investment on September 1, 2000.

  **  The Life Solutions Funds attempt to meet their investment objectives by investing in a different combination of the SSgA Fund's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

  +  Annualized.

  ‡  Performance for Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

***  The Growth Composite Market Index is comprised of:
65% Russell 3000® Index
15% MSCI® EAFE® Net Dividend Index
20% Barclays Capital U.S. Aggregate Bond Index

  #  The Russell 3000® Index is a registered trademark of Russell Investments in the U.S. and/or other countries. Russell Investments is the owner of the trademarks, service marks, and copyrights related to their indexes. The Russell 3000® Index is unmanaged and cannot be invested in directly. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

  ##  The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

###  The MSCI® EAFE® Net Dividend Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010, the MSCI EAFE Index consisted of 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is unmanaged and cannot be invested in directly.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Life Solutions Growth Fund
12

SSgA Life Solutions

Growth Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$960.50	$1,022.94
Expenses Paid During Period *	$2.22	$2.29

* Expenses are equal to the Fund's expense ratio of 0.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Class R	Actual Performance	Hypothetical Performance (5% return before expense)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$956.60	$1,019.81
Expenses Paid During Period *	$5.28	$5.45

* Expenses are equal to the Fund's expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Life Solutions Growth Fund
13

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SSgA Life Solutions
Growth Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $
Investments - 101.0%
Bonds - 20.4%
SPDR Barclays Capital Aggregate Bond ETF	2,875	166
SPDR Barclays Capital Intermediate Term Credit Bond ETF	3,030	101
SPDR Barclays Capital Short Term Corporate Bond ETF	1,580	48
SPDR Barclays Capital TIPS ETF	30	2
SSgA Bond Market Fund	68,778	609
SSgA High Yield Bond Fund	6,406	50
		976
Domestic Equities - 65.0%
SSgA Enhanced Small Cap Fund	17,914	142
SSgA S&P 500 Index Fund	171,551	2,970
		3,112
International Equities - 15.6%
SSgA Emerging Markets Fund	1,257	24
SSgA International Stock Selection Fund	82,217	724
		748

	Shares	Market Value $
Short-Term Investments - 0.0%
SSgA Prime Money Market Fund	41	—	±
Total Investments - 101.0%*
(identified cost $4,180)		4,836
Other Assets and Liabilities, Net - (1.0%)		(49)
Net Assets - 100.0%		4,787

* Unless otherwise indicated, the values of securities of the Fund are determined based on Level 1 inputs. (Note 2)

± Less than $500.

See accompanying notes which are an integral part of the financial statements.

Life Solutions Growth Fund
15

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SSgA Life Solutions

Income and Growth Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.**

Life Solutions Income and Growth Fund – Institutional Class

Period Ended 8/31/10	Total Return
1 Year	5.39%
5 Years	1.21	%+
10 Years	2.25	%+

Life Solutions Income and Growth Fund – Class R‡

Period Ended 8/31/10	Total Return
1 Year	4.84%
5 Years	0.66	%+
10 Years	1.73	%+

Income and Growth Composite Market Index***

Period Ended 8/31/10	Total Return
1 Year	7.80%
5 Years	3.76	%+
10 Years	3.85	%+

Russell 3000® Index#

Period Ended 8/31/10	Total Return
1 Year	5.64%
5 Years	(0.72	)%+
10 Years	(1.26	)%+

Barclays Capital U.S. Aggregate Bond Index##

Period Ended 8/31/10	Total Return
1 Year	9.18%
5 Years	5.96	%+
10 Years	6.47	%+

MSCI® EAFE® Index (Net dividend)###

Period Ended 8/31/10	Total Return
1 Year	(2.34)%
5 Years	0.96	%+
10 Years	1.10	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Life Solutions Income and Growth Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 are 3.52% and 4.37%, respectively.

See related Notes on following page.

Life Solutions Income and Growth Fund
17

SSgA Life Solutions

Income and Growth Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Life Solutions Income and Growth Fund (the "Fund") seeks income and, secondarily, long-term growth of capital. The Fund is benchmarked to the Income & Growth Composite Market Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total returns for the Institutional Class and Class R of the Fund were 5.39% and 4.84% respectively, and the total return for the Index was 7.80%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The long-term performance of the Fund is determined mostly by the performance of US equities, non-US developed market equities, and investment grade US fixed income.

Overall, for the 12-month period, stocks underperformed bonds, which rallied. The Russell 3000 Index of US equities fell by 4.3% over the last eight months of the Reporting Period ending August 31, 2010, but returned 5.6% over the entire 12-month period. Outside the United States, stocks in the MSCI EAFE index declined by 8% in 2010, although for the 12-month period the index declined by only 2.3%. Bonds, as measured by the Barclays Capital US Aggregate Index, returned 8% in 2010; over 12 months, they returned 9.2%. Specifically, corporate bonds did the best at 13.5%, followed by Treasuries at 8.1%, and mortgage-backed securities at 7%.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

Performance of the Fund trailed its benchmark. The SSgA Core Edge Equity Fund's performance in particular was a significant detractor and by the end of August, it had been replaced by a larger allocation to the SSgA S&P 500 Index Fund. Underweights to US fixed income and overweights to US and developed market equities also detracted from relative returns.

Relative returns were strong within the underlying SSgA Bond Market Fund and improved within the SSgA International Stock Selection Fund. The Fund also benefited from overweights to high yield bonds and emerging market equities.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding pages.

  *  Assumes initial investment on September 1, 2000.

  **  The Life Solutions Funds attempt to meet their investment objectives by investing in a different combination of the SSgA Fund's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

  +  Annualized.

  ‡  Performance for Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

***  The Income and Growth Composite Market Index is comprised of:
35% Russell 3000® Index
5% MSCI® EAFE® Net Dividend Index
60% Barclays Capital U.S. Aggregate Bond Index

  #  The Russell 3000® Index is a registered trademark of Russell Investments in the U.S. and/or other countries. Russell Investments is the owner of the trademarks, service marks, and copyrights related to their indexes. The Russell 3000® Index is unmanaged and cannot be invested in directly. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

  ##  The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

###  The MSCI® EAFE® Net Dividend Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010, the MSCI EAFE Index consisted of 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is unmanaged and cannot be invested in directly.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Life Solutions Income and Growth Fund
18

SSgA Life Solutions

Income and Growth Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,004.80	$1,022.94
Expenses Paid During Period *	$2.27	$2.29

* Expenses are equal to the Fund's expense ratio of 0.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Class R	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,002.90	$1,019.91
Expenses Paid During Period *	$5.30	$5.35

* Expenses are equal to the Fund's expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Life Solutions Income and Growth Fund
19

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SSgA Life Solutions
Income and Growth Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $
Investments - 101.4%
Bonds - 60.9%
SPDR Barclays Capital Aggregate Bond ETF	4,536	262
SPDR Barclays Capital Intermediate Term Credit Bond ETF	1,090	36
SPDR Barclays Capital Short Term Corporate Bond ETF	530	16
SPDR Barclays Capital TIPS ETF	15	1
SSgA Bond Market Fund	71,674	635
SSgA High Yield Bond Fund	2,200	17
		967
Domestic Equities – 35.0%
SSgA Enhanced Small Cap Fund	2,027	16
SSgA S&P 500 Index Fund	31,111	539
		555
International Equities - 5.5%
SSgA Emerging Markets Fund	414	8
SSgA International Stock Selection Fund	9,121	80
		88

	Shares	Market Value $
Short-Term Investments - 0.0%
SSgA Prime Money Market Fund	190	—	±
Total Investments - 101.4%*
(identified cost $1,405)		1,610
Other Assets and Liabilities, Net - (1.4%)		(22)
Net Assets - 100.0%		1,588

* Unless otherwise indicated, the values of securities of the Fund are determined based on Level 1 inputs. (Note 2)

± Less than $500.

See accompanying notes which are an integral part of the financial statements.

Life Solutions Income and Growth Fund
21

SSgA Life Solutions

Life Solutions Funds

Statements of Assets and Liabilities — August 31, 2010

Amounts in thousands	Life Solutions Balanced Fund	Life Solutions Growth Fund	Life Solutions Income and Growth Fund
Assets
Investments, at identified cost	$23,962	$4,180	$1,405
Investments, at market	26,376	4,836	1,610
Receivables:
Dividends and interest	1	—	—
Fund shares sold	1	1	1
From Advisor	12	17	13
Prepaid expenses	6	1	1
Total assets	26,396	4,855	1,625
Liabilities
Payables:
Investments purchsed	202	42	14
Accrued fees to affiliates	14	14	12
Other accrued expenses	16	12	11
Total liabilities	232	68	37
Net Assets	$26,164	$4,787	$1,588
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$269	$40	$93
Accumulated net realized gain (loss)	(9,264)	(5,290)	(2,022)
Unrealized appreciation (depreciation) on investments	2,414	656	205
Shares of beneficial interest	2	—	—
Additional paid-in capital	32,743	9,381	3,312
Net Assets	$26,164	$4,787	$1,588
Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class*	$10.47	$9.96	$10.41
Net assets	$25,565,501	$4,582,915	$878,299
Shares outstanding ($.001 par value)	2,441,816	460,069	84,366
Net asset value per share: Class R*	$10.45	$9.93	$10.28
Net assets	$598,613	$204,135	$709,962
Shares outstanding ($.001 par value)	57,309	20,554	69,062

*  Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities
22

SSgA Life Solutions

Life Solutions Funds

Statements of Operations — For the Period Ended August 31, 2010

Amounts in thousands	Life Solutions Balanced Fund	Life Solutions Growth Fund	Life Solutions Income and Growth Fund
Investment Income
Income distributions from Underlying Funds	$709	$115	$111
Expenses
Fund Accounting fees	31	31	32
Distribution fees - Institutional Class	5	1	1
Distribution fees - Class R	1	1	3
Transfer agent fees	64	64	61
Professional fees	27	28	27
Registration fees	40	40	40
Shareholder servicing fees - Institutional Class	7	5	2
Shareholder servicing fees - Class R	6	3	2
Insurance fees	— *	— *	— *
Printing fees	21	4	4
Miscellaneous	5	3	3
Expenses before reductions	207	180	175
Expense reductions	(79)	(152)	(156)
Net expenses	128	28	19
Net investment income (loss)	581	87	92
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(129)	(25)	284
Net change in unrealized appreciation (depreciation) on investments	689	141	(134)
Net realized and unrealized gain (loss)	560	116	150
Net Increase (Decrease) in Net Assets from Operations	$1,141	$203	$242

*  Less than $500.

See accompanying notes which are an integral part of the financial statements.

Statements of Operations
23

SSgA Life Solutions

Life Solutions Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Life Solutions Balanced Fund		Life Solutions Growth Fund		Life Solutions Income and Growth Fund
Amounts in thousands	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$581	$561	$87	$159	$92	$133
Net realized gain (loss)	(129)	(4,899)	(25)	(3,154)	284	(935)
Net change in unrealized appreciation (depreciation)	689	1,379	141	185	(134)	341
Net increase (decrease) in net assets from operations	1,141	(2,959)	203	(2,810)	242	(461)
Distributions
From net investment income
Institutional Class	(508)	(725)	(104)	(175)	(89)	(292)
Class R	(14)	(14)	(8)	(4)	(20)	(13)
From net realized gain
Institutional Class	—	—	—	—	—	(6)
Net decrease in net assets from distributions	(522)	(739)	(112)	(179)	(109)	(311)
Share Transactions
Net increase (decrease) in net assets from share transactions	145	171	(1,069)	(3,216)	(2,487)	(3,138)
Total Net Increase (Decrease) in Net Assets	764	(3,527)	(978)	(6,205)	(2,354)	(3,910)
Net Assets
Beginning of period	25,400	28,927	5,765	11,970	3,942	7,852
End of period	$26,164	$25,400	$4,787	$5,765	$1,588	$3,942
Undistributed (overdistributed) net investment income included in net assets	$269	$205	$40	$65	$93	$109

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets
24

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SSgA Life Solutions

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Life Solutions Balanced Fund
Institutional Class
August 31, 2010	10.30	.23	.15	.38	(.21)	—	(.21)
August 31, 2009	11.52	.22	(1.15)	(.93)	(.29)	—	(.29)
August 31, 2008	13.18	.53	(1.64)	(1.11)	(.55)	—	(.55)
August 31, 2007	12.66	.44	.50	.94	(.42)	—	(.42)
August 31, 2006	11.97	.27	.60	.87	(.18)	—	(.18)
Class R
August 31, 2010	10.28	.16	.16	.32	(.15)	—	(.15)
August 31, 2009	11.42	.15	(1.13)	(.98)	(.16)	—	(.16)
August 31, 2008	13.05	.45	(1.60)	(1.15)	(.48)	—	(.48)
August 31, 2007	12.54	.31	.55	.86	(.35)	—	(.35)
August 31, 2006	11.91	.11	.68	.79	(.16)	—	(.16)
Life Solutions Growth Fund
Institutional Class
August 31, 2010	9.95	.17	.04	.21	(.20)	—	(.20)
August 31, 2009	11.82	.20	(1.89)	(1.69)	(.18)	—	(.18)
August 31, 2008	13.77	.64	(2.01)	(1.37)	(.58)	—	(.58)
August 31, 2007	12.79	.37	.97	1.34	(.36)	—	(.36)
August 31, 2006	11.78	.15	.96	1.11	(.10)	—	(.10)
Class R
August 31, 2010	9.94	.10	.05	.15	(.16)	—	(.16)
August 31, 2009	11.77	.10	(1.84)	(1.74)	(.09)	—	(.09)
August 31, 2008	13.67	.47	(1.88)	(1.41)	(.49)	—	(.49)
August 31, 2007	12.69	.31	.94	1.25	(.27)	—	(.27)
August 31, 2006	11.75	.02	1.02	1.04	(.10)	—	(.10)
Life Solutions Income and Growth Fund
Institutional Class
August 31, 2010	10.16	.33	.21	.54	(.29)	—	(.29)
August 31, 2009	11.04	.28	(.55)	(.27)	(.59)	(.01)	(.61)
August 31, 2008	12.51	.50	(1.29)	(.79)	(.52)	(.16)	(.68)
August 31, 2007	12.42	.47	.06	.53	(.44)	—	(.44)
August 31, 2006	12.05	.36	.26	.62	(.25)	—	(.25)
Class R
August 31, 2010	10.07	.23	.25	.48	(.27)	—	(.27)
August 31, 2009	10.97	.15	(.49)	(.34)	(.55)	(.01)	(.56)
August 31, 2008	12.39	.44	(1.25)	(.81)	(.45)	(.16)	(.61)
August 31, 2007	12.31	.37	.08	.45	(.37)	—	(.37)
August 31, 2006	12.01	.21	.33	.54	(.24)	—	(.24)

(a)  Per share data are based on average shares outstanding.

(b)  Recognition of net investment income by the Funds is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.

(c)  The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.

(d)  May reflect amounts waived and/or reimbursed by the investment advisor.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
26

	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(d)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(d)	% Portfolio Turnover Rate
Life Solutions Balanced Fund
Institutional Class
August 31, 2010	10.47	3.66	25,565	.45	.74	2.18	74
August 31, 2009	10.30	(7.79)	24,411	.45	.78	2.37	73
August 31, 2008	11.52	(8.73)	27,962	.44	.45	4.27	94
August 31, 2007	13.18	7.51	58,036	.33	.33	3.31	31
August 31, 2006	12.66	7.37	81,570	.31	.31	2.24	29
Class R
August 31, 2010	10.45	3.09	599	1.10	1.39	1.52	74
August 31, 2009	10.28	(8.42)	989	1.06	1.38	1.64	73
August 31, 2008	11.42	(9.10)	965	.98	.99	3.71	94
August 31, 2007	13.05	6.91	1,891	.90	.90	2.40	31
August 31, 2006	12.54	6.71	1,340	.88	.88	.87	29
Life Solutions Growth Fund
Institutional Class
August 31, 2010	9.96	2.05	4,583	.45	3.15	1.59	73
August 31, 2009	9.95	(14.12)	5,282	.45	2.30	2.21	82
August 31, 2008	11.82	(10.38)	11,379	.45	.72	4.97	75
August 31, 2007	13.77	10.53	37,358	.45	.45	2.74	30
August 31, 2006	12.79	9.45	51,495	.42	.42	1.21	29
Class R
August 31, 2010	9.93	1.46	204	1.03	3.74	.98	73
August 31, 2009	9.94	(14.65)	483	1.17	3.02	1.10	82
August 31, 2008	11.77	(10.65)	591	.85	1.12	3.72	75
August 31, 2007	13.67	9.86	1,041	1.01	1.01	2.37	30
August 31, 2006	12.69	8.92	1,208	.95	.95	.14	29
Life Solutions Income and Growth Fund
Institutional Class
August 31, 2010	10.41	5.39	878	.45	5.37	3.13	89
August 31, 2009	10.16	(1.73)	3,268	.45	3.52	2.99	81
August 31, 2008	11.04	(6.59)	7,604	.45	1.10	4.33	99
August 31, 2007	12.51	4.30	19,939	.45	.70	3.67	32
August 31, 2006	12.42	5.27	28,382	.45	.60	3.00	30
Class R
August 31, 2010	10.28	4.84	710	.99	5.91	2.25	89
August 31, 2009	10.07	(2.42)	674	1.30	4.37	1.62	81
August 31, 2008	10.97	(6.80)	248	.86	1.53	3.81	99
August 31, 2007	12.39	3.66	428	1.02	1.27	3.00	32
August 31, 2006	12.31	4.56	375	.98	1.14	1.66	30

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
27

SSgA

Life Solutions Funds

Notes to Financial Statements — August 31, 2010

1.  Organization

The SSgA Funds (the "Investment Company") is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2010. These financial statements report on three funds: the SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund, each a "Fund" and collectively referred to as the "Funds." Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Agreement permits the Board of Trustees ("the Board") to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

Class R shares of the Investment Company, which became effective on July 31, 2003, may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor.

On August 17, 2010, the Board approved a plan to liquidate the SSgA Core Edge Equity Fund. Effective August 17, 2010, the Fund ceased the sale of its shares and the Fund was liquidated.

The Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. Each Fund allocates its assets by investing in shares of a combination of the Investment Company's portfolios and exchange-traded funds (the "Underlying Funds") that are advised or sponsored by SSgA Funds Management, Inc. ("SSgA FM" or the "Advisor") or its affiliates. This arrangement is referred to as a "fund of funds." The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Fund.

Asset Allocation Ranges
Asset Class/Underlying Fund	Balanced Fund	Growth Fund	Income and Growth Fund
Equities*	40 - 80%	60 - 100%	20 - 60%
US Equities
SSgA Enhanced Small Cap Fund
SSgA S&P 500 Index Fund
International Equities
SSgA Emerging Markets Fund
SSgA International Stock Selection Fund
Bonds	20 - 60%	0 - 40%	40 - 80%
SPDR Barclays Capital Aggregate Bond ETF
SPDR Barclays Capital Intermediate Term Credit Bond ETF
SPDR Barclays Capital Short Term Corporate Bond ETF
SPDR Barclays Capital TIPS ETF
SSgA Bond Market Fund
SSgA High Yield Bond Fund
Short Term Assets	0 - 20%	0 - 20%	0 - 20%
SSgA Prime Money Market Fund

* International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

Objectives of the Underlying Funds

The Life Solutions Funds are comprised of various combinations of the Underlying Funds. The Board has approved investment in all of the Underlying Funds presented above. The investment objectives of the Underlying Funds utilized by the Life Solutions Funds are listed below.

SPDR Barclays Capital Aggregate Bond ETF

To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the US dollar denominated investment grade bond market.

Notes to Financial Statements
28

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

SPDR Barclays Capital Intermediate Term Credit Bond ETF

To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States investment bond market.

SPDR Barclays Capital Short Term Corporate Bond ETF

To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.

SPDR Barclays Capital TIPS ETF

To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market.

SSgA Enhanced Small Cap Fund

To maximize total return through investment primarily in small capitalization equity securities.

SSgA S&P 500 Index Fund

To seek to replicate the total return of the S&P 500 Index.

SSgA Emerging Markets Fund

To provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

SSgA International Stock Selection Fund

To provide long-term capital growth by investing primarily in securities of foreign issuers.

SSgA Bond Market Fund

To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

SSgA High Yield Bond Fund

To maximize total return by investing primarily in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index.

SSgA Prime Money Market Fund

To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

2.  Significant Accounting Policies

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

Investments in Underlying Funds are valued at the net asset value ("NAV") per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange.

The Underlying Funds value portfolio securities according to Securities Valuation Procedures approved by the Board, including Market Value Procedures and Fair Value Procedures described below.

Notes to Financial Statements
29

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

Fair value of securities is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — quoted prices (unadjusted) in active markets for identical investments

•  Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data. Included are the following:

  • common stocks traded or quoted only on inactive markets

  • privately placed bonds whose values are derived from a similar bond that is publicly traded

  • interest rate swaps valued based on compilation of primarily observable swap curves incorporated into a model or matrix price

  • euro commercial paper valued at amortized cost which approximates market and is not priced daily or a broker quote in a non-active market with inputs incorporated into a model or matrix price

  • non registered mutual funds that are daily priced, but not publicly traded

  • currency forwards valued based on a compilation of primarily observable market currency spot rates incorporated into a model or matrix price

  • corporate bonds and notes, domestic commercial paper, time deposits, U.S. Government Agencies, U.S. Treasury and Yankee Certificates of Deposit using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs incorporated into a model or matrix price

  • mortgage-related and other asset backed securities are valued based on evaluators analyzing features such as the pricing speed, spread and volatility in order to confirm the deal structure. Spreads and other information solicited from Wall Street buy and sell-side sources, including primary and secondary dealers, portfolio managers, and research analysts are used as model inputs. Using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs are incorporated into a model or matrix price (security characteristics including coupon rates and maturity dates are disclosed in the Statement of Investments).

Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•  Level 3 — significant unobservable inputs including a Fund's own assumptions in determining the fair value of investments. Included are the following:

  • OTC securities using the Company's own data/models

  • prices with significant haircuts applied

  • staled securities — fair valuation procedures are applied

  • securities that have broken tolerance outlined in the Board-approved securities valuation procedures

Notes to Financial Statements
30

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Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

  • no current market quotations — fair valuation procedures are applied

  • unreliable prices — fair valuation procedures are applied

Level 3 investments include positions with prices not derived from existing market data. As such, Level 3 assets typically involve the use of financial models, such as discounted cash flow analysis for investments in privately held companies, or other non-market based methods to determine an investment's Fair Value. One may consider Level 3 investments as those that cannot be quickly liquidated for their stated market value.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Distributions of income and capital gains are recorded from the Underlying Funds on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This required each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2010, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds' U.S. tax returns filed August 31, 2007 through August 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following Funds had net tax basis capital loss carryovers, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first. At August 31, 2010, the capital loss carryovers and expiration dates are as follows:

	Expiration Year
	08/31/2011	08/31/2012	08/31/2013	08/31/2014	08/31/2015	08/31/2016	08/31/2017	08/31/2018	Total
Life Solution Balanced	$203,577	$609,595	$—	$—	$—	$—	$2,853,693	$3,807,786	$7,474,651
Life Solution Growth	1,740,113	—	—	—	—	—	33,733	2,852,199	4,626,045
Life Solution Income & Growth	—	—	—	—	—	—	1,397,985	433,362	1,831,347

Notes to Financial Statements
31

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

As of August 31, 2010, the Funds' aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

	Balanced Fund	Growth Fund	Income and Growth Fund
Cost of Investments for Tax Purposes	$25,412,764	$4,714,199	$1,596,145
Gross Tax Unrealized Appreciation	963,704	122,284	14,309
Gross Tax Unrealized Depreciation	—	—	(64)
Net Tax Unrealized Appreciation (Depreciation)	$963,704	$122,284	$14,245
Components of Distributable Earnings:
Undistributed Ordinary Income	$268,391	$40,117	$92,894
Capital Loss Carryforward	$(7,474,652)	$(4,626,045)	$(1,831,347)
Tax Composition of Distributions:
Ordinary Income	$521,802	$111,991	$108,689

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2009 to August 31, 2010 in the amount of $338,847, $129,712 and $0 for the Balanced Fund, Growth Fund and Income and Growth Fund, respectively, and treat it as arising in the fiscal year 2011.

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

Capital gain distributions are generally declared and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from net investment income and realized gains recognized for GAAP purposes. These differences primarily relate to wash sale deferrals, capital loss carryforwards, and post October losses. Permanent differences between book and tax accounting are reclassified to paid-in-capital.

Expenses

Most expenses can be directly attributed to each fund. Expenses of the Investment Company which cannot be directly attributed to a fund are allocated among the funds based principally on their relative average net assets. Expenses included in the accompanying Statements of Operations reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

The Life Solutions Funds offer Institutional and Class R Shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Notes to Financial Statements
32

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

3.  Investment Transactions

Securities

During the period ended August 31, 2010, purchases and sales of the Underlying Funds, excluding money market funds, aggregated to the following:

Funds	Purchases	Sales
Balanced Fund	$20,317,857	$19,908,857
Growth Fund	4,053,238	5,159,089
Income and Growth Fund	2,767,312	5,272,567

4.  Related Parties

Advisor and Affiliates

The Advisor manages the Funds pursuant to a written investment advisory agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of the Funds in accordance with their investment objectives, policies, and limitations.

The Funds are not charged a fee by the Advisor. However, each Fund pays advisory fees to the Advisor indirectly as a shareholder in the Underlying Funds. The Funds will bear their proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Each Underlying Fund pays the Advisor a fee, calculated daily and paid monthly that on an annual basis is equal to a certain percentage of each Underlying Fund's average daily net assets.

If the total expenses of the Institutional Class are above its cap, the Advisor will waive its advisory fee for both Institutional and Class R in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Class.

The Advisor has contractually agreed to waive up to the full amount of the Funds' advisory fee and reimburse the Institutional Class and Class R for all expenses of the Institutional Class in excess of 0.45% of average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of the waiver for the Balanced Fund Institutional Class and Class R for the period ended August 31, 2010 was $75,525 and $3,028, respectively. The total amount of the waiver for the Growth Fund Institutional Class and Class R for the period ended August 31, 2010 was $138,383 and $13,782, respectively. The total amount of the waiver for the Income and Growth Fund Institutional Class and Class R for the period ended August 31, 2010 was $116,656 and $39,674, respectively.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Investment Company also has a contract with State Street Bank and Trust Company ("State Street") to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the SSgA Prime Money Market Fund ("Central Fund") (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. As of August 31, 2010, $3,955 of the Central Fund's net assets represents investments by these Funds, and $21,878,646 represents the investments of other Investment Company funds not presented herein.

Notes to Financial Statements
33

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

Boston Financial Data Services ("BFDS") a joint venture of DST Systems, Inc., and State Street Corporation serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

The Funds have entered into arrangements with State Street Corporation whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. As of August 31, 2010, there were no custody credits.

Administrator

Russell Fund Services Company ("RFSC" or the "Administrator") serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated January 1, 2008 (the "Administration Agreement"). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company's operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company ("RIMCo").

Distributor and Shareholder Servicing

The Investment Company has a distribution agreement dated March 1, 2002, as amended, between the Investment Company and the Distributor, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

Institutional Class

The Investment Company maintains a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts. Each Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services") and High Net Worth Services Division of State Street ("High Net Worth Services") (collectively, the "Agents"), as well as several unaffiliated services providers.

For these services, each Institutional Class pays a maximum of 0.13%, based upon the average daily value of all Institutional Class shares held by or for customers of these Agents. For the period ended August 31, 2010, each Institutional Class paid the following shareholder servicing expenses to the Agents:

Funds	Global Markets
Balanced Fund	$1,383
Growth Fund	148
Income and Growth Fund	8

Each Institutional Class did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during the period.

Payments to the Distributor, as well as payments to service organizations from each institutional class, are not permitted by the Plan to exceed 0.25% of each institutional class' average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the 0.25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. Each class' liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of each class' shareholders have the right, however, to terminate the Plan and all payments thereunder at anytime. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance.

Notes to Financial Statements
34

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

Class R

The Investment Company maintains a distribution plan with respect to the Class R Shares pursuant to Rule 12b-1 (the "R Plan") under the 1940 Act. The R Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the Distributor or other financial intermediaries. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a financial intermediary are not permitted by the R Plan to exceed 0.70% of a class' average daily net asset value on an annual basis. The Distributor pays financial intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the financial intermediaries providing these services are not permitted by the R Plan to exceed 0.65% of a class' average daily net asset value on an annual basis. Any payments that are required to be made to the Distributor or financial intermediaries that cannot be made because of the limitations contained in the R Plan may be carried forward and paid in the following two fiscal years as long as the R Plan is in effect.

Under the R Plan, the Funds have a distribution agreement with the Distributor. For these services, Class R pays the Distributor up to 0.05% of the daily net asset value. For the period ended August 31, 2010, this amounted to:

Funds	Global Markets
Balanced Fund	$521
Growth Fund	255
Income and Growth Fund	403

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2010 were as follows:

	Balanced	Growth	Income and Growth
Fund accounting fees	$2,800	$2,873	$2,873
Shareholder servicing fees	769	499	432
Transfer agent fees	10,607	10,723	8,575
	$14,176	$14,095	$11,880

Beneficial Interest

As of August 31, 2010, the following table includes shareholders (one of which were also affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Balanced	1	87.2
Growth	2	65.6
Income and Growth	3	45.0

Notes to Financial Statements
35

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

Transactions With Affiliated Companies

A company is an affiliate of the Fund within the meaning of the Investment Company Act of 1940 if, among other things, the Fund owns at least 5% of the voting securities of the company or if the Fund and the company are under common control. Each Underlying Fund is an affiliate of the Fund. Transactions with the Underlying Funds during the period ended August 31, 2010 were as follows:

	Market Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Income Distributions
Balanced Fund
SPDR Barclays Capital Aggregate Bond ETF	$1,558,055	$—	$6,109,292	$101,135	$267,136
SPDR Barclays Capital Intermediate Term Credit Bond ETF	526,140	515,902	—	—	3,150
SPDR Barclays Capital Short Term Corporate Bond ETF	241,825	492,212	250,650	(953)	1,013
SPDR Barclays Capital TIPS ETF	6,952	—	48,579	7,265	1,781
SSgA Bond Market	7,943,368	7,693,998	2,088,156	4,758	178,826
SSgA Core Edge Equity*	—	524,759	6,021,561	(754,727)	187
SSgA Emerging Markets	127,992	41,351	303,034	198,729	11,841
SSgA Enhanced Small Cap	525,165	955,964	567,982	(11,192)	1,086
SSgA High Yield Bond	282,851	268,512	215,651	42,315	13,512
SSgA International Stock Selection	2,641,622	1,761,980	1,325,151	(35,062)	78,930
SSgA Money Market	—	9,947	32,424	—	5
SSgA Prime Money Market	3,724	1,269,853	1,266,130	—	70
SSgA S&P 500 Index	12,518,774	7,796,139	2,739,460	250,458	151,896
SSgA Small Cap	—	267,040	378,395	67,926	—
	$26,376,468	$21,597,657	$21,346,465	$(129,348)	$709,433
Growth
SPDR Barclays Capital Aggregate Bond ETF	$165,916	$—	$637,888	$20,674	$26,871
SPDR Barclays Capital Intermediate Term Credit Bond ETF	100,899	98,936	—	—	604
SPDR Barclays Capital Short Term Corporate Bond ETF	48,000	101,107	53,135	(228)	197
SPDR Barclays Capital TIPS ETF	1,604	—	8,708	1,302	331
SSgA Bond Market	609,375	1,055,026	742,052	2,855	14,344
SSgA Core Edge Equity*	—	65,960	1,789,693	(244,923)	56
SSgA Emerging Markets	24,126	12,494	75,786	48,358	2,494
SSgA Enhanced Small Cap	142,418	180,405	90,400	7,186	469
SSgA High Yield Bond	50,227	54,048	56,051	11,663	2,826
SSgA International Stock Selection	724,330	463,216	512,833	11,117	26,289
SSgA Money Market	—	1,038	7,414	—	1
SSgA Prime Money Market	41	256,749	256,708	—	13
SSgA S&P 500 Index	2,969,547	1,964,046	1,110,506	96,740	40,946
SSgA Small Cap	—	58,000	108,571	19,822	—
	$4,836,483	$4,311,025	$5,449,745	$(25,434)	$115,441

Notes to Financial Statements
36

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

	Market Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Income Distributions
Income and Growth
SPDR Barclays Capital Aggregate Bond ETF	$261,773	$—	$1,549,242	$29,903	$58,458
SPDR Barclays Capital Intermediate Term Credit Bond ETF	36,297	35,591	—	—	217
SPDR Barclays Capital Short Term Corporate Bond ETF	16,101	65,736	49,649	(154)	90
SPDR Barclays Capital TIPS ETF	802	—	8,020	1,067	250
SSgA Bond Market	635,030	1,819,903	1,697,942	10,563	28,951
SSgA Core Edge Equity*	—	59,413	540,785	24,706	18
SSgA Emerging Markets	7,951	10,139	56,351	34,901	1,674
SSgA Enhanced Small Cap	16,114	62,554	48,761	1,371	32
SSgA High Yield Bond	17,248	23,350	37,724	9,097	1,418
SSgA International Stock Selection	80,354	176,112	245,897	12,198	5,900
SSgA Money Market	—	1,507	5,967	—	1
SSgA Prime Money Market	190	115,414	115,224	—	6
SSgA S&P 500 Index	538,530	485,174	723,054	156,797	14,070
SSgA Small Cap	—	29,340	32,955	3,738	—
	$1,610,390	$2,884,233	$5,111,571	$284,187	$111,085

*  Fund closed August 17, 2010.

5. Fund Share Transactions	(amounts in thousands) For the Fiscal Years Ended August 31,
	Shares		Dollars
Balanced Fund	2010	2009	2010	2009
Institutional
Proceeds from shares sold	569	657	$6,063	$6,281
Proceeds from reinvestment of distributions	48	78	508	725
Payments for shares redeemed	(546)	(792)	(6,019)	(6,947)
	71	(57)	552	59
Class R
Proceeds from shares sold	41	43	$443	$398
Proceeds from reinvestment of distributions	1	1	14	14
Payments for shares redeemed	(81)	(33)	(864)	(300)
	(39)	11	(407)	112
Total net increase (decrease)	32	(46)	$145	$171
Growth Fund
Institutional
Proceeds from shares sold	140	167	$1,449	$1,478
Proceeds from reinvestment of distributions	10	20	104	175
Payments for shares redeemed	(221)	(618)	(2,330)	(4,853)
	(71)	(431)	(777)	(3,200)
Class R
Proceeds from shares sold	28	15	$295	$130
Proceeds from reinvestment of distributions	1	—	8	4
Payments for shares redeemed	(57)	(17)	(595)	(150)
	(28)	(2)	(292)	(16)
Total net increase (decrease)	(99)	(433)	$(1,069)	$(3,216)

Notes to Financial Statements
37

SSgA

Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2010

	(amounts in thousands) For the Fiscal Years Ended August 31,
	Shares		Dollars
Income and Growth Fund	2010	2009	2010	2009
Institutional
Proceeds from shares sold	53	109	$547	$1,035
Proceeds from reinvestment of distributions	9	33	89	298
Payments for shares redeemed	(299)	(510)	(3,138)	(4,873)
	(237)	(368)	(2,502)	(3,540)
Class R
Proceeds from shares sold	43	89	$440	$806
Proceeds from reinvestment of distributions	2	1	19	12
Payments for shares redeemed	(43)	(46)	(444)	(416)
	2	44	15	402
Total net increase (decrease)	(235)	(324)	$(2,487)	$(3,138)

6.  Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. For the period ended August 31, 2010, the Funds did not utilize the Interfund Lending Program.

7.  Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds' Statements of Assets and Liabilities.

8.  Subsequent Events

Management has evaluated events or transactions that may have occurred since August 31, 2010, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the Financial Statements.

Notes to Financial Statements
38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Life Solutions Balanced Fund,
SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund (the "Funds") (three of the funds comprising the SSgA Funds) as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2010

Report of Independent Registered Public Accounting Firm
39

SSgA
Life Solutions Funds

Tax Information — August 31, 2010 (Unaudited)

The Funds designate dividends during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Life Solutions Balanced	29.4%
Life Solutions Growth	37.0%
Life Solutions Income & Growth	18.4%

For the tax year ended August 31, 2010, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information
40

SSgA
Life Solutions Funds

Basis for Approval of Advisory Contracts (Unaudited)

Approval of the Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of those trustees who are not "interested persons" of the fund (commonly referred to as, the "Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the "Board") of the SSgA Funds (the "Trust"), including a majority of the Independent Trustees of the Trust, met on March 22, 2010 and on April 12 and 13, 2010 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a "Fund" and collectively, the "Funds"), continuation of the investment advisory agreement (the "Advisory Agreement") with SSgA Funds Management, Inc. (the "Advisor") and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the "Subadvisory Agreement") with The Tuckerman Group, LLC (the "Subadvisor"). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

o  Comparisons of the Fund's performance over the past one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

o  Comparisons of the Fund's expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

o  A chart showing the Fund's historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

o  Comparisons of the Fund's contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•  Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•  Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule a separate in-person meeting every year that is dedicated to the annual review process (the "special meeting"). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management has responded to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Advisory Contracts
41

SSgA
Life Solutions Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•  Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•  Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through "soft dollar" benefits received in connection with the Funds' brokerage; and

•  Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•  Reports detailing the financial results and condition of the Advisor and its affiliates;

•  Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•  A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•  A copy of the Advisor's proxy voting policies and procedures;

•  Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor's record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•  A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•  Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds' relationship with these service providers;

•  Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•  Materials provided by Lipper Inc., consisting of comparative fund performance data for the one, three and five years ended December 31, 2009 of all quantitative domestic equity advisors in their database; comparative fund expense data for the Funds' fiscal year ended August 31, 2009; and data requested from Lipper Inc. by the Independent Trustees comparing performance of the domestic equity SSgA Funds — other than S&P 500 Fund, IAM Shares and Tuckerman Active REIT Fund — with the performance of similar registered funds advised by other investment advisors employing quantitative analysis;

•  Draft responses to letters dated February 9, 2010 from Funds' Counsel, Goodwin Procter, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

o  The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds' last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT

Basis for Approval of Advisory Contracts
42

SSgA
Life Solutions Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds' last fiscal year;

o  Russell Fund Services Company ("RFSC"), the administrator for the Funds, with respect to its operations relating to the Funds; and

o  State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the "Distributor"), with respect to its operations relating to the Funds, together with the Funds' related distribution plans and arrangements under SEC Rule 12b-1;

•  Excerpts from the Funds' Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2009, including (i) the latest prospectus descriptions of each Fund's investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2009;

•  Morningstar materials as of December 31, 2009, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•  A summary of the foregoing materials prepared by their independent legal counsel, Joseph P. Barri, LLC ("Independent Counsel").

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund's investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 13, 2010 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor's and Subadvisor's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary

Basis for Approval of Advisory Contracts
43

SSgA
Life Solutions Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor's success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor's success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund's securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund's investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2009. The Board noted that the relative performance of the SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA Small Cap Fund and SSgA Enhanced Small Cap Fund had improved during the most recent one-year period ended December 31, 2009.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund's management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund's underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its

Basis for Approval of Advisory Contracts
44

SSgA
Life Solutions Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Advisory Contracts
45

SSgA
Life Solutions Funds

Shareholder Requests for Additional Information — August 31, 2010 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds' Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds semiannual and annual financial statements. The Funds' Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

Shareholder Requests for Additional Information
46

SSgA
Life Solutions Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2010 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE

Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since 2008 Interested Person of the SSgA Funds (as defined in the 1940 Act)	Appointed until successor is duly elected and qualified	• 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; and • 2008 to Present, Chairman, Financial Service Sector Coordinating Counsel.	20	Listed under Principal Occupations

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired); and • Until December 2008, Director, Russell Trust Company (Retired).	20	Listed under Principal Occupations

Diane B. Glossman Born March 9, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since October 2009 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• September 1998 to August 2005, Consultant, Consumer Group, Citigroup (financial services firm); and • 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); • 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (currently, President and member of finance committee); • Until April 2003, Investment Analyst and Managing Director, UBS (financial services firm) (Retired).	20	Listed under Principal Occupation

Disclosure of Information about Fund Trustees and Officers
47

SSgA
Life Solutions Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

William L. Marshall Born December 12, 1942 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	Listed under Principal Occupations

Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• July 2010 to Present, Managing Director, Real Estate and Lodging Investment Banking (advisory and capital raising for owners and operators of commercial real estate), J.P. Morgan Investment Bank; and • Until July 2010, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	Listed under Principal Occupations

Patrick J. Riley Born November 30, 1948 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex officio), Audit Committee Member (ex officio), Governance Committee Member (ex officio), Valuation Committee Member (ex officio), Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• 2003 to 2008, Associate Justice, Commonwealth of Massachusetts Superior Court (Retired); and • Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
48

SSgA
Life Solutions Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • 1998 to December 2008, Chairman and Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care) (Retired); and • 2003 to 2009, Trustee, Gettysburg College.	20	Listed under Principal Occupations

Bruce D. Taber Born April 25, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • 1998 to Present, Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Henry W. Todd Born May 4, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Alternate Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
49

SSgA
Life Solutions Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present Principal Executive Officer since 2005	Until successor is chosen and qualified by Trustees	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds, Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies); and
• 2009 to Present, President and Principal Executive Officer, State Street Navigator Securities Lending Trust.

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is chosen and qualified by Trustees	• Vice President, SSgA Funds Management, Inc. (investment advisor);
• May 2010 to Present, Chief Operating Officer; SSgA Funds Management, Inc.; and
• July 2007 to present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is chosen and qualified by Trustees	• Director – Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and
• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Julie B. Piatelli Born August 5, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since August 2007	Until successor is chosen and qualified by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999-2004, Senior Manager, PricewaterhouseCoopers LLC.

Sandra G. Richardson Born January 12, 1971 1301 Second Avenue 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer since 2010	Until successor is chosen and qualified by Trustees	• January 2008 to Present, Associate Counsel, Russell Investments; and • November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis.

Disclosure of Information about Fund Trustees and Officers
50

SSgA
Life Solutions Funds

State Street Financial Center

One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees

Lynn L. Anderson

Diane B. Glossman

Shawn C.D. Johnson

William L. Marshall

Steven J. Mastrovich

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Henry W. Todd

Officers

James E. Ross, President, Chief Executive Officer and Principal Executive Officer

Mark E. Swanson, Treasurer and Principal Accounting Officer

Ellen M. Needham, Vice President

Julie B. Piatelli, Chief Compliance Officer

Sandra G. Richardson, Secretary and Chief Legal Officer

Rick Chase, Assistant Treasurer

Ross E. Erickson, Assistant Treasurer

Kimberlee A. Lloyd, Assistant Treasurer

David J. Craig, Assistant Treasurer

Carla L. Anderson, Assistant Secretary

Investment Advisor

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Administrator

Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, WA 98101

Legal Counsel

Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers
51

LSAR-08/10

MONEY MARKET FUNDS

Money Market Fund

US Government Money Market Fund

Tax Free Money Market Fund

Annual Report

August 31, 2010

SSgA Funds
Money Market Funds

Annual Report

August 31, 2010

"SSgA®" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or another governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

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SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2010 Annual Report for the SSgA Funds. The Annual Report provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope you will find this information helpful.

While most of the major core domestic and international indexes had negative returns through August 31, 2010, the major story was not the declines themselves, but the unrelenting market volatility. Investors tired of dealing with instability flocked to the perceived safety of fixed income investments, in particular short-term bonds, Treasuries, and money market funds. The broad fixed income indexes did not disappoint, posting solid gains for the year to build on their multi-year positive performance.

In spite of the volatility, thus far, 2010 has been a year of measured global recovery. Although the National Bureau of Economic Research, the accepted arbiter of when US recessions begin and end, has declared that the recession ended in June 2009, the economy has yet to return to normal capacity. Most notably, unemployment remains close to 10% and the US housing market continues to struggle. While real GDP has stabilized, growth could slow slightly as the effects of the stimulus package diminish.

In fact, rebounding financial markets remain fragile across the globe and ongoing volatility continues to underscore the complex, interdependent nature of a global economy. Interestingly, the sluggish pace of the recovery has provided time to reflect on the weaknesses in the global markets exposed by the financial crisis. Appropriately, risk management remains paramount for individual investors as they rebuild and reposition their portfolios.

In a time when economic uncertainty has become a way of life, we thank you for the confidence you have placed in SSgA Funds and pledge to continue to deliver the products and services you need to achieve your goals, whether you seek to increase global exposure, guard against inflation, manage risk more tightly, or capitalize on emerging opportunities.

Sincerely,

James Ross

President

SSgA Funds

President's Letter
3

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SSgA

Money Market Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,000.00	$1,023.64
Expenses Paid During Period *	$1.56	$1.58

* Expenses are equal to the Fund's expense ratio of 0.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). On an annual basis and based on average daily net assets, the annualized expense ratio is 0.40%, as contractually agreed to by the advisor. Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher. The contractual waiver is exclusive of the expenses related to the US Treasury Guarantee Program. Note 7 in the Notes to the Financial Statements detail the fees incurred for participation in this program.

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Money Market Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
Asset-Backed Commercial Paper - 5.0%
Argento Variable Funding Co., Ltd. (l)	53,000	0.558	10/12/10	52,967
Argento Variable Funding Co., Ltd. (l)	50,000	0.487	10/19/10	49,968
Aspen Funding Corp. (l)	45,000	0.538	09/15/10	44,991
Newport Funding Corp. (l)	70,000	0.548	09/20/10	69,980
Solitaire Funding LLC (l)	27,000	0.579	09/21/10	26,991
Straight-A Funding. LLC (l)	50,228	0.396	09/14/10	50,221
Straight-A Funding. LLC (l)	60,000	0.396	09/20/10	59,988
Total Asset-Backed Commercial Paper (amortized cost $355,106)				355,106
Corporate Bonds and Notes - 6.3%
Bank of America Corp.	98,000	0.500	11/22/10	98,000
Bank of America Corp. (next reset date 09/27/10) (Ê)	50,000	0.362	01/27/11	50,000
Bank of America Corp. (next reset date 10/22/10) (Ê)	6,200	0.763	05/20/11	6,200
Commonwealth Bank of Australia (next reset date 10/27/10) (Ê)(l)	24,000	0.563	09/27/11	24,000
Nordea Bank AB (next reset date 11/18/10) (Ê)(l)	74,000	0.392	09/16/11	74,000
Rabobank (next reset date 11/16/10) (Ê)(l)	80,000	0.446	09/16/11	80,000
Svenska Handelsbanken AB (next reset date 10/15/10) (Ê)(l)	62,000	0.556	02/11/11	62,000
Svenska Handelsbanken AB (next reset date 11/09/10) (Ê)(l)	26,000	0.448	09/09/11	26,000
Westpac Banking Corp. (next reset date 10/28/10) (Ê)	27,000	0.558	09/28/11	27,000
Total Corporate Bonds and Notes (amortized cost $447,200)				447,200
Domestic Commercial Paper - 3.8%
General Electric Capital Corp.	66,000	0.521	10/13/10	65,960
General Electric Capital Corp.	200,000	0.528	10/15/10	199,873
Total Domestic Commercial Paper (amortized cost $265,833)				265,833
Eurodollar Certificates of Deposit - 6.1%
ING Bank NV	50,000	0.540	09/27/10	50,000
ING Bank NV	75,000	0.590	02/11/11	75,000
ING Bank NV	75,000	0.570	02/14/11	75,000
ING Bank NV	75,000	0.550	03/01/11	75,000
National Australia Bank	50,000	0.460	09/20/10	50,000
National Australia Bank	100,000	0.343	11/12/10	100,000
Total Eurodollar Certificates of Deposit (amortized cost $425,000)				425,000
Foreign Commercial Paper - 2.9%
ABN Amro Funding	100,000	0.528	10/01/10	99,957
Australia & New Zealand Banking Group, Ltd. (next reset date 09/27/10) (Ê)	25,000	0.315	11/23/10	25,000
Societe Generale	75,000	0.528	11/24/10	74,909
Total Foreign Commercial Paper (amortized cost $199,866)				199,866

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7

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Money Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
Time Deposit - 1.2%
Citibank	84,000	0.200	09/01/10	84,000
Total Time Deposit (amortized cost $84,000)				84,000
United States Government Agencies - 0.9%
Freddie Mac (next reset date 10/12/10) (Ê)	65,000	0.378	11/10/10	65,000
Total United States Government Agencies (amortized cost $65,000)				65,000
Yankee Certificates of Deposit - 42.1%
Bank of Nova Scotia	100,000	0.380	09/23/10	100,000
Bank of Nova Scotia	50,000	0.270	11/19/10	50,000
Bank of Nova Scotia (next reset date 11/16/10) (Ê)	30,000	0.446	09/16/11	30,000
Barclays Bank PLC (next reset date 09/24/10) (Ê)	150,000	0.644	05/24/11	150,000
BNP Paribas	125,000	0.630	09/17/10	125,000
BNP Paribas	75,000	0.620	09/27/10	75,000
BNP Paribas	75,000	0.430	03/01/11	75,000
Credit Agricole SA (next reset date 09/27/10) (Ê)	75,000	0.474	02/25/11	75,000
Credit Agricole SA	50,000	0.500	03/02/11	50,000
Credit Agricole SA (next reset date 09/03/10) (Ê)	150,000	0.405	03/03/11	150,000
Deutsche Bank AG	250,000	0.400	02/14/11	250,000
DnB Nor Bank ASA (next reset date 09/03/10) (Ê)	40,000	0.395	03/03/11	40,000
Lloyds Bank PLC	125,000	0.550	09/23/10	125,000
Lloyds Bank PLC	125,000	0.550	09/24/10	125,000
Rabobank	200,000	0.450	09/21/10	200,000
Rabobank	50,000	0.470	11/05/10	50,000
Royal Bank of Canada	300,000	0.420	09/29/10	300,000
Royal Bank of Scotland PLC	200,000	0.560	02/15/11	200,000
Royal Bank of Scotland PLC	50,000	0.550	02/16/11	50,000
Societe Generale NY	200,000	0.450	09/20/10	200,000
Societe Generale NY (next reset date 09/14/10) (Ê)	28,000	0.376	01/14/11	28,000
Svenska Handelsbanken AB	125,000	0.285	11/10/10	125,000
Toronto-Dominion Bank (next reset date 09/09/10) (Ê)	20,000	0.295	12/09/10	20,000
Toronto-Dominion Holdings (next reset date 09/07/10) (Ê)	16,000	0.300	11/05/10	16,000
Toronto-Dominion Holdings (next reset date 09/10/10) (Ê)	20,000	0.293	03/10/11	20,000
UBS	275,000	0.555	09/20/10	275,000
Unicredito Italiano SpA	50,000	0.600	09/28/10	50,000
Total Yankee Certificates of Deposit (amortized cost $2,954,000)				2,954,000
Total Investments - 68.3% (amortized cost $4,796,005)				4,796,005

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8

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Money Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

Value $
Repurchase Agreements - 32.8%
Agreement with Bank of America and The Bank of New York, Inc. (Tri-Party) of $798,851 dated August 31, 2010, at 0.250% to be repurchased at $798,857 on September 1, 2010, collateralized by: $1,047,635 par various United States Government Agency Mortgage Obligations, valued at $814,828	798,851
Agreement with Barclays Bank PLC and The Bank of New York, Inc. (Tri-Party) of $500,000 dated August 31, 2010, at 0.240% to be repurchased at $500,003 on September 1, 2010, collateralized by: $491,916 par various United States Government Agency Mortgage Obligations, valued at $510,000	500,000
Agreement with BNP Paribas SA and The Bank of New York, Inc. (Tri-Party) of $250,000 dated August 31, 2010, at 0.240% to be repurchased at $250,002 on September 1, 2010, collateralized by: $202,374 par various United States Government Agency Mortgage Obligations, valued at $255,000	250,000
Agreement with Deutsche Bank AG and The Bank of New York, Inc. (Tri-Party) of $250,000 dated August 31, 2010, at 0.240% to be repurchased at $250,002 on September 1, 2010, collateralized by: $222,427 par various United States Government Agency Mortgage Obligations, valued at $255,000	250,000
Agreement with Morgan Stanley and The Bank of New York, Inc. (Tri-Party) of $250,000 dated August 31, 2010, at 0.250% to be repurchased at $250,002 on September 1, 2010, collateralized by: $545,865 par various United States Government Agency Mortgage Obligations, valued at $255,000	250,000
Agreement with Societe Genarale and The Bank of New York, Inc. (Tri-Party) of $250,000 dated August 31, 2010, at 0.250% to be repurchased at $250,002 on September 1, 2010, collateralized by: $337,720 par various United States Government Agency Mortgage Obligations, valued at $255,000	250,000
Total Repurchase Agreements (identified cost $2,298,851)	2,298,851
Total Investments and Repurchase Agreements - 101.1%** (cost $7,094,856) (†)	7,094,856
Other Assets and Liabilities, Net - ( 1.1%)	(75,193)
Net Assests - 100.0%	7,019,663

See accompanying notes which are an integral part of the financial statements.

Money Market Fund
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Money Market Fund

Presentation of Portfolio Holdings — August 31, 2010

Categories	% of Net Assets
Asset-Backed Commercial Paper	5.1
Corporate Bonds and Notes	6.3
Domestic Commercial Paper	3.8
Eurodollar Certificates of Deposit	6.1
Foreign Commercial Paper	2.8
Time Deposit	1.2
United States Government Agencies	0.9
Yankee Certificates of Deposit	42.1
Repurchase Agreements	32.8
Total Investments and Repurchase Agreements	101.1
Other Assets and Liabilities, Net	(1.1)
100.0

See accompanying notes which are an integral part of the financial statements.

Money Market Fund
10

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US Government Money Market Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,000.00	$1,024.25
Expenses Paid During Period *	$0.96	$0.97

* Expenses are equal to the Fund's expense ratio of 0.19% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

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US Government Money Market Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
United States Government Agencies - 64.3%
Fannie Mae Discount Note	300,000	0.250	09/20/10	299,959
Fannie Mae Discount Note	150,000	0.200	10/06/10	149,971
Fannie Mae Discount Note	175,000	0.220	11/22/10	174,912
Fannie Mae Discount Note	175,000	0.230	12/01/10	174,898
Fannie Mae Discount Note	175,000	0.240	12/13/10	174,880
Fannie Mae Discount Note	200,000	0.203	01/18/11	199,846
Fannie Mae Discount Note	125,000	0.220	01/27/11	124,887
Federal Home Loan Bank (Ê)	200,000	0.285	10/29/10	200,000
Federal Home Loan Bank (next reset date 09/27/10) (Ê)	100,000	0.192	11/26/10	100,000
Federal Home Loan Bank (next reset date 09/27/10) (Ê)	42,000	0.154	01/25/11	41,993
Federal Home Loan Bank (next reset date 09/20/10) (Ê)	100,000	0.171	07/20/11	99,973
Federal Home Loan Mortgage Corp.	53,000	0.200	09/22/10	52,994
Federal Home Loan Mortgage Corp. (next reset date 10/12/10) (Ê)	50,000	0.378	11/10/10	50,000
Federal National Mortgage Association Discount Note	50,000	0.200	11/01/10	49,983
Federal National Mortgage Association Discount Note	100,000	0.230	12/14/10	99,934
Federal National Mortgage Association Discount Note	50,000	0.244	12/22/10	49,963
Freddie Mac Discount Note	200,000	0.250	10/13/10	199,942
Total United States Government Agencies (amortized cost 2,244,135)				2,244,135
Total Investments - 64.3% (amortized cost 2,244,135)				2,244,135
Repurchase Agreements - 35.7%
Agreement with Calyon Financial, Inc. and The Bank of New York, Inc. (Tri-Party) of $400,000 dated August 31, 2010, at 0.250% to be repurchased at $400,003 on September 1, 2010, collateralized by: $367,356 par United States Government Agency Obligations, valued at $408,000				400,000
Agreement with Credit Suisse First Boston and JP Morgan Chase & Co. (Tri-Party) of $100,000 dated August 31, 2010, at 0.250% to be repurchased at $100,001 on September 1, 2010, collateralized by: $93,391 par various United States Government Agency Obligations, valued at $102,004				100,000
Agreement with HSBC and JP Morgan Chase & Co. (Tri-Party) of $48,354 dated August 31, 2010, at 0.240% to be repurchased at $48,354 on September 1, 2010, collateralized by: $49,310 par United States Treasury Obligations, valued at $49,325				48,354
Agreement with HSBC and JP Morgan Chase & Co. (Tri-Party) of $100,000 dated August 31, 2010, at 0.240% to be repurchased at $100,001 on September 1, 2010, collateralized by: $98,235 par United States Government Agency Obligations, valued at $102,005				100,000
Agreement with ING Financial Markets, LLC and JP Morgan Chase & Co. (Tri-Party) of $100,000 dated August 31, 2010, at 0.240% to be repurchased at $100,001 on September 1, 2010, collateralized by: $88,890 par various United States Government Agency Obligations, valued at $102,005				100,000

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13

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US Government Money Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

Value $
Agreement with RBC Capital Markets and The Bank of New York, Inc. (Tri-Party) of $400,000 dated August 31, 2010, at 0.240% to be repurchased at $400,003 on September 1, 2010, collateralized by: $402,790 par United States Government Agency Obligations, valued at $408,002	400,000
Agreement with UBS and JP Morgan Chase & Co. (Tri-Party) of $100,000 dated August 31, 2010, at 0.240% to be repurchased at $100,001 on September 1, 2010, collateralized by: $101,925 par United States Government Agency Obligations, valued at $102,004	100,000
Total Repurchase Agreements (cost 1,248,354)	1,248,354
Total Investments and Repurchase Agreements - 100.0%** (cost $3,492,489) (†)	3,492,489
Other Assets and Liabilities, Net - (0.0%)	(521)
Net Assets - 100.0%	3,491,968

Presentation of Portfolio Holdings — August 31, 2010

Categories	% of Net Assets
United States Government Agencies	64.3
Repurchase Agreements	35.7
Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	—	*
	100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

US Government Money Market Fund
14

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Tax Free Money Market Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,000.00	$1,024.00
Expenses Paid During Period *	$1.21	$1.22

* Expenses are equal to the Fund's expense ratio of 0.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

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Tax Free Money Market Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)
	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
Short-Term Tax-Exempt Obligations - 94.4%
Arizona - 7.3%
Arizona State University Revenue Bonds, weekly demand (Ê)(µ)	2,355	0.240	07/01/34	2,355
Arizona State University Revenue Bonds, weekly demand (Ê)(µ)	975	0.250	07/01/34	975
Phoenix Industrial Development Authority Revenue Bonds, weekly demand (Ê)(µ)	2,000	0.280	11/01/42	2,000
Pima County Industrial Development Authority Revenue Bonds, weekly demand (Ê)(µ)	2,400	0.270	12/01/22	2,400
				7,730
California - 5.9%
California Statewide Communities Development Authority Revenue Bonds, weekly demand (Ê)	2,520	0.260	04/01/41	2,520
Metropolitan Water District of Southern California Revenue Bonds, weekly demand (Ê)	1,000	0.230	07/01/35	1,000
Oakland-Alameda County Coliseum Authority Revenue Bonds, weekly demand (Ê)(µ)	2,700	0.310	02/01/25	2,700
				6,220
Colorado - 4.0%
Colorado Housing & Finance Authority Revenue Bonds, weekly demand (Ê)	1,445	0.300	11/01/21	1,445
Colorado Housing & Finance Authority Revenue Bonds, weekly demand (Ê)	725	0.310	10/01/30	725
Colorado Housing & Finance Authority Revenue Bonds, weekly demand (Ê)	2,000	0.300	05/01/34	2,000
				4,170
Connecticut - 4.5%
Connecticut State Health & Educational Facility Authority Revenue Bonds, weekly demand (Ê)(µ)	3,000	0.250	07/01/26	3,000
Connecticut State Health & Educational Facility Authority Revenue Bonds, weekly demand (Ê)	1,750	0.200	07/01/33	1,750
				4,750
Delaware - 1.3%
Delaware State Economic Development Authority Revenue Bonds, weekly demand (Ê)	1,350	0.310	09/01/34	1,350
District of Columbia - 0.9%
District of Columbia Revenue Bonds, weekly demand (Ê)(µ)	1,000	0.240	04/01/42	1,000
Georgia - 1.1%
Cobb County Development Authority Revenue Bonds, weekly demand (Ê)(µ)	1,135	0.390	02/01/19	1,135
Idaho - 1.4%
Idaho Housing & Finance Association Revenue Bonds, weekly demand (Ê)(µ)	1,500	0.350	01/01/33	1,500
Illinois - 4.0%
Illinois Finance Authority Revenue Bonds, weekly demand (Ê)(µ)	1,100	0.300	08/01/15	1,100
Illinois Finance Authority Revenue Bonds, weekly demand (Ê)(µ)	3,150	0.450	04/01/41	3,150
				4,250
Kansas - 2.9%
Kansas State Department of Transportation Revenue Bonds, weekly demand (Ê)	3,000	0.250	09/01/19	3,000

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Tax Free Money Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
Maryland - 4.8%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, weekly demand (Ê)(µ)	4,000	0.300	04/01/35	4,000
Maryland Stadium Authority Revenue Bonds, weekly demand (Ê)	1,110	0.280	12/15/14	1,110
				5,110
Massachusetts - 4.3%
Massachusetts Bay Transportation Authority Revenue Bonds, weekly demand (Ê)	2,000	0.310	07/01/21	2,000
Massachusetts Health & Educational Facilities Authority Revenue Bonds, weekly demand (Ê)	1,500	0.260	12/01/37	1,500
Massachusetts State Department of Transportation Revenue Bonds, weekly demand (Ê)	1,000	0.250	01/01/39	1,000
				4,500
Michigan - 1.9%
Michigan State Housing Development Authority Revenue Bonds, weekly demand (Ê)(µ)	2,000	0.430	06/01/30	2,000
Minnesota - 3.8%
City of Rochester Minnesota Revenue Bonds, weekly demand (Ê)	1,000	0.290	08/15/32	1,000
University of Minnesota Revenue Bonds, weekly demand	3,000	0.310	01/01/34	3,000
				4,000
Missouri - 5.6%
Missouri State Health & Educational Facilities Authority Revenue Bonds, weekly demand (Ê)	1,900	0.230	09/01/30	1,900
Missouri State Health & Educational Facilities Authority Revenue Bonds, weekly demand (Ê)	4,000	0.250	03/01/40	4,000
				5,900
New Jersey - 2.0%
New Jersey Economic Development Authority Revenue Bonds, weekly demand (Ê)(µ)	2,065	0.270	04/01/13	2,065
New York - 6.9%
City of New York New York General Obligation Unlimited, weekly demand (Ê)(µ)	1,000	0.330	08/01/11	1,000
City of New York New York General Obligation Unlimited, weekly demand (Ê)(µ)	1,020	0.270	08/01/20	1,020
City of New York New York General Obligation Unlimited, weekly demand (Ê)(µ)	2,000	0.250	03/01/34	2,000
Metropolitan Transportation Authority Revenue Bonds, weekly demand (Ê)(µ)	1,900	0.260	11/01/34	1,900
New York City Transitional Finance Authority Revenue Bonds, weekly demand (Ê)	60	0.260	11/15/22	60
New York State Dormitory Authority Revenue Bonds, weekly demand (Ê)	1,300	0.220	07/01/40	1,300
				7,280

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18

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Tax Free Money Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
North Carolina - 5.0%
City of Greensboro North Carolina Revenue Bonds, weekly demand (Ê)	1,100	0.310	06/01/28	1,100
State of North Carolina General Obligation Unlimited, weekly demand (Ê)	1,200	0.260	06/01/19	1,200
State of North Carolina General Obligation Unlimited, weekly demand (Ê)	3,000	0.270	05/01/21	3,000
				5,300
Oregon - 0.5%
State of Oregon General Obligation Limited, weekly demand (Ê)	500	0.260	06/01/28	500
Pennsylvania - 0.9%
Chester County Health & Education Facilities Authority Revenue Bonds, weekly demand (Ê)(µ)	915	0.390	10/01/30	915
Rhode Island - 3.5%
Rhode Island Health & Educational Building Corp. Revenue Bonds, weekly demand (Ê)(µ)	3,690	0.290	06/01/35	3,690
South Carolina - 1.0%
City of North Charleston South Carolina Tax Allocation, weekly demand (Ê)	1,005	0.360	09/01/37	1,005
Tennessee - 3.6%
Jackson Health Educational & Housing Facility Board Revenue Bonds, weekly demand (Ê)	750	0.290	10/15/32	750
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Bonds, weekly demand (Ê)(µ)	3,095	0.340	01/01/30	3,095
				3,845
Texas - 1.3%
Austin County Industrial Development Corp. Revenue Bonds, weekly demand (Ê)(µ)	1,400	0.290	12/01/14	1,400
Utah - 4.5%
County of Morgan Utah Revenue Bonds, weekly demand (Ê)(µ)	1,750	0.460	08/01/31	1,750
County of Weber Utah Revenue Bonds, weekly demand (Ê)	3,000	0.240	02/15/32	3,000
				4,750
Vermont - 0.9%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, weekly demand (Ê)(µ)	1,000	0.250	10/01/32	1,000
Virginia - 7.8%
Clarke County Industrial Development Authority Revenue Bonds, weekly demand (Ê)(µ)	3,725	0.310	01/01/30	3,725
Fairfax County Economic Development Authority Revenue Bonds, weekly demand (Ê)	1,050	0.260	12/01/33	1,050
Loudoun County Industrial Development Authority Revenue Bonds, weekly demand (Ê)	3,500	0.230	02/15/38	3,500
				8,275

Tax Free Money Market Fund
19

SSgA
Tax Free Money Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
Wisconsin - 2.8%
Wisconsin Housing & Economic Development Authority Revenue Bonds, weekly demand (Ê)	3,000	0.360	09/01/33	3,000
Total Short-Term Tax-Exempt Obligations (cost $99,640)				99,640
Other Short-Term Investments - 4.2% AIM Tax Free Cash Reserve Money Market Fund	4,434,000			4,434
Total Other Short-Term Investments (cost $4,434)				4,434
Total Investments - 98.6%** (amortized cost $104,074)				104,074
Other Assets and Liabilities, Net - 1.4%				1,495
Net Assets - 100%				105,569

See accompanying notes which are an integral part of the financial statements.

Tax Free Money Market Fund
20

SSgA
Tax Free Money Market Fund

Schedule of Investments, continued — August 31, 2010

Quality Ratings as a % of Value (Unaudited)

AAA	99%
AA	1
100%

Economic Sector Emphasis as a % of Value (Unaudited)

Education Revenue	25%
Healthcare Revenue	20
Housing Revenue	18
Transportation Revenue	10
Industrial Revenue	9
Other Revenue	8
General Obligation	8
Water and Sewer	2
100%

See accompanying notes which are an integral part of the financial statements.

Tax Free Money Market Fund
21

SSgA
Tax Free Money Market Fund

Presentation of Portfolio Holdings — August 31, 2010

Categories	% of Net Assets
Arizona	7.3
California	5.9
Colorado	4.0
Connecticut	4.5
Delaware	1.3
District of Columbia	0.9
Georgia	1.1
Idaho	1.4
Illinois	4.0
Kansas	2.9
Maryland	4.8
Massachusetts	4.3
Michigan	1.9
Minnesota	3.8
Missouri	5.6
New Jersey	2.0
New York	6.9
North Carolina	5.0
Oregon	0.5
Pennsylvania	0.9
Rhode Island	3.5
South Carolina	1.0
Tennessee	3.6
Texas	1.3
Utah	4.5
Vermont	0.9
Virginia	7.8
Wisconsin	2.8
Other Short-Term Investments	4.2
Total Investments	98.6
Other Assets and Liabilities, Net	1.4
100.0

See accompanying notes which are an integral part of the financial statements.

Tax Free Money Market Fund
22

SSgA
Money Market Funds

Notes to Schedules of Investments — August 31, 2010

(Ê)  Adjustable or floating rate security. Rate shown reflects rate in effect at period end.

(µ)  Bond is insured by a guarantor.

(æ)  Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.

(†)  The identified cost for Federal income tax purposes.

(?)  Restricted security (144A) or 4(2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.

**  Unless otherwise indicated, the value of securities of the Fund are determined based on level 2 inputs. (Note 2)

Notes to Schedules of Investments
23

SSgA
Money Market Funds

Statements of Assets and Liabilities — August 31, 2010

Amounts in thousands	Money Market Fund	US Government Money Market Fund	Tax Free Money Market Fund
Assets
Investments, at identified cost	$4,796,005	$2,244,135	$104,074
Investments at amortized cost which approximates value	4,796,005	2,244,135	104,074
Repurchase agreements at cost which approximates value	2,298,851	1,248,354	—
Receivables:
Interest	2,133	99	32
Investments sold	—	—	1,500
Fund shares sold	978	3	—
From Advisor	—	—	10
Prepaid expenses	154	106	2
Total assets	7,098,121	3,492,697	105,618
Liabilities
Payables:
Investments purchased	75,000	—	—
Fund shares redeemed	978	3	—
Accrued fees to affiliates	2,302	662	37
Other accrued expenses	87	41	12
Dividends	91	23	—	?
Total liabilities	78,458	729	49
Net Assets	$7,019,663	$3,491,968	$105,569
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$8	$5	$—
Accumulated net realized gain (loss)	52	(34)	(170)
Shares of beneficial interest	7,020	3,492	106
Additional paid-in capital	7,012,583	3,488,505	105,633
Net Assets	$7,019,663	$3,491,968	$105,569
Net Asset Value, offering and redemption price per share:
Net asset value per share*	$1.00	$1.00	$1.00
Net assets	$7,019,663,379	$3,491,968,236	$105,568,747
Shares outstanding ($.001 par value)	7,019,607,053	3,492,054,415	105,552,079

*  Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities
24

SSgA
Money Market Funds

Statements of Operations — For the Period Ended August 31, 2010

Amounts in thousands	Money Market Fund	US Government Money Market Fund	Tax Free Money Market Fund
Investment Income
Interest	$26,427	$8,342	$253
Total investment income	26,427	8,342	253
Expenses
Advisory fees	19,448	10,579	267
Administrative fees	2,325	1,264	62
Custodian fees	915	542	30
Distribution fees	1,614	828	18
Transfer agent fees	100	60	34
Professional fees	194	112	32
Registration fees	11	28	29
Shareholder servicing fees	4,921	2,130	108
Trustees' fees	215	125	14
Insurance fees	192	87	6
Printing fees	77	27	—
Miscellaneous	45	34	23
US Treasury Guarantee Program fees	137	—	9
Expenses before reductions	30,194	15,816	632
Expense reductions	(5,338)	(7,476)	(379)
Net expenses	24,856	8,340	253
Net investment income (loss)	1,571	2	—
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	165	—	9
Net Increase (Decrease) in Net Assets from Operations	$1,736	$2	$9

See accompanying notes which are an integral part of the financial statements.

Statements of Operations
25

SSgA
Money Market Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Money Market Fund		US Government Money Market Fund		Tax Free Money Market Fund
Amounts in thousands	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,571	$71,667	$2	$10,474	$—	$3,516
Net realized gain (loss)	165	(113)	—	—	9	(43)
Net increase (decrease) in net assets from operations	1,736	71,554	2	10,474	9	3,473
Distributions
From net investment income	(1,571)	(71,667)	(114)	(10,474)	—	(3,516)
From net realized gain	—	(1,453)	—	—	—	—
Net decrease in net assets from distributions	(1,571)	(73,120)	(114)	(10,474)	—	(3,516)
Share Transactions
Net increase (decrease) in net assets from share transactions	(1,579,778)	1,192,850	(816,617)	2,160,202	8,997	(245,713)
Total Net Increase (Decrease) in Net Assets	(1,579,613)	1,191,284	(816,729)	2,160,202	9,006	(245,756)
Net Assets
Beginning of period	8,599,276	7,407,992	4,308,697	2,148,495	96,563	342,319
End of period	$7,019,663	$8,599,276	$3,491,968	$4,308,697	$105,569	$96,563
Undistributed (overdistributed) net investment income included in net assets	$8	$8	$5	$115	$—	$107

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets
26

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SSgA
Money Market Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)		$ Total Income from Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Money Market Fund
August 31, 2010	1.0000	.0002		—	(b)	.0002		(.0002)	—	(.0002)
August 31, 2009	1.0000	.0080		.0006		.0086		(.0084)	(.0002)	(.0086)
August 31, 2008	1.0000	.0339		.0004		.0343		(.0343)	—	(.0343)
August 31, 2007	1.0000	.0497		—		.0497		(.0497)	—	(.0497)
August 31, 2006	1.0000	.0418		—	(b)	.0418		(.0418)	—	(.0418)
US Government Money Market Fund
August 31, 2010	1.0000	—	(b)	—		—	(b)	— (b)	—	— (b)
August 31, 2009	1.0000	.0028		.0012		.0040		(.0040)	—	(.0040)
August 31, 2008	1.0000	.0308		—		.0308		(.0308)	—	(.0308)
August 31, 2007	1.0000	.0489		—		.0489		(.0489)	—	(.0489)
August 31, 2006	1.0000	.0412		—	(b)	.0412		(.0412)	—	(.0412)
Tax Free Money Market Fund
August 31, 2010	1.0000	—		—	(b)	—	(b)	—	—	—
August 31, 2009	1.0000	.0137		(.0036)		.0101		(.0101)	—	(.0101)
August 31, 2008	1.0000	.0250		(.0017)		.0233		(.0233)	—	(.0233)
August 31, 2007	1.0000	.0310		—	(b)	.0310		(.0310)	—	(.0310)
August 31, 2006	1.0000	.0262		—	(b)	.0262		(.0262)	—	(.0262)

(a)  Per share data are based on average shares outstanding.
(b)  Less than $.0001 per share.
(c)  May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less that .005%.
(d)  Includes expenses related to the US Treasury Guarantee Program. Note 7 in the Notes to Financial Statements detail the fees incurred for participation in this program. Without the US Treasury Guarantee Program fees, expenses would have been lower.
(e)  Less than .005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
28

	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, end of period (000)	% Ratio of Expenses to Average Net Assets, Net(c)		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(c)
Money Market Fund
August 31, 2010	1.0000	.02	7,019,663	.32		.39	.02
August 31, 2009	1.0000	.86	8,599,276	.41	(d)	.41	.80
August 31, 2008	1.0000	3.48	7,407,992	.39		.39	3.39
August 31, 2007	1.0000	5.08	7,774,602	.40		.42	4.97
August 31, 2006	1.0000	4.26	7,801,242	.40		.43	4.19
US Government Money Market Fund
August 31, 2010	1.0000	—	3,491,968	.20		.37	—	(e)
August 31, 2009	1.0000	.40	4,308,697	.35		.38	.28
August 31, 2008	1.0000	3.12	2,148,495	.37		.37	3.04
August 31, 2007	1.0000	5.00	1,607,878	.42		.42	4.89
August 31, 2006	1.0000	4.19	1,216,443	.42		.42	4.05
Tax Free Money Market Fund
August 31, 2010	1.0000	—	105,569	.24		.59	—
August 31, 2009	1.0000	1.01	96,563	.53	(d)	.55	1.36
August 31, 2008	1.0000	2.35	342,319	.46		.46	2.49
August 31, 2007	1.0000	3.14	463,266	.52		.53	3.09
August 31, 2006	1.0000	2.65	522,007	.53		.53	2.65

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
29

SSgA

Money Market Funds

Notes to Financial Statements — August 31, 2010

1.  Organization

The SSgA Funds (the "Investment Company") is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2010. These financial statements report on three funds: the SSgA Money Market Fund, SSgA US Government Money Market Fund and SSgA Tax Free Money Market Fund, each a "Fund" and collectively referred to as the "Funds," each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.  Significant Accounting Policies

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

As permitted in accordance with Rule 2a-7 of the 1940 Act, each Fund values portfolio investments using the amortized cost method. Under this method, each portfolio instrument is initially valued at cost, and thereafter assumes the constant accretion/amortization to maturity date or next reset date of any discount or premium. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than a price the Fund would receive if it sold the instrument.

Fair value of securities is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — quoted prices (unadjusted) in active markets for identical investments

•  Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data. Included are the following:

•  common stocks traded or quoted only on inactive markets

•  privately placed bonds whose values are derived from a similar bond that is publicly traded

•  interest rate swaps valued based on compilation of primarily observable swap curves incorporated into a model or matrix price

•  euro commercial paper valued at amortized cost which approximates market and is not priced daily or a broker quote in a non-active market with inputs incorporated into a model or matrix price

•  non registered mutual funds that are daily priced, but not publicly traded

Notes to Financial Statements
30

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

•  currency forwards valued based on a compilation of primarily observable market currency spot rates incorporated into a model or matrix price

•  corporate bonds and notes, domestic commercial paper, time deposits, U.S. Government Agencies, U.S. Treasury and Yankee Certificates of Deposit using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs incorporated into a model or matrix price

•  mortgage-related and other asset backed securities are valued based on evaluators analyzing features such as the pricing speed, spread and volatility in order to confirm the deal structure. Spreads and other information solicited from Wall Street buy and sell-side sources, including primary and secondary dealers, portfolio managers, and research analysts are used as model inputs. Using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs are incorporated into a model or matrix price (security characteristics including coupon rates and maturity dates are disclosed in the Statement of Investments).

Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•  Level 3 — significant unobservable inputs including a Fund's own assumptions in determining the fair value of investments. Included are the following:

•  OTC securities using the Company's own data/models

•  prices with significant haircuts applied

•  staled securities — fair valuation procedures are applied

•  securities that have broken tolerance outlined in the Board-approved securities valuation procedures

•  no current market quotations — fair valuation procedures are applied

•  unreliable prices — fair valuation procedures are applied

Level 3 investments include positions with prices not derived from existing market data. As such, Level 3 assets typically involve the use of financial models, such as discounted cash flow analysis for investments in privately held companies, or other non-market based methods to determine an investment's Fair Value. One may consider Level 3 investments as those that cannot be quickly liquidated for their stated market value.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Securities Transactions

Securities transactions are recorded on the trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Interest income is recorded daily on an accrual basis. Distributions received on securities that represent a return on capital or capital gain are recorded as a reduction on cost of investments and/or as a realized gain.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This required each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Notes to Financial Statements
31

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

Each Fund files a U.S. tax return. At August 31, 2010, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds' U.S. tax returns filed August 31, 2007 through August 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At August 31, 2010, the following Funds had net tax basis capital loss carryovers, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first, as follows:

	Expiration Year
	08/31/2011	08/31/2012	08/31/2013	08/31/2014	08/31/2015	08/31/2016	08/31/2017	08/31/2018	Total
Money Market	$—	$—	$—	$—	$—	$—	$—	$—	$—
US Government Money Market	5,172	16,922	8,920	2,635	—	—	—	—	33,649
Tax Free Money Market	—	—	—	13,781	41,331	—	115,383	—	170,495

For the period ended August 31, 2010, the Fund's components of distributable earnings and tax composition of distributions for federal tax purposes were as follows:

	Money Market Fund	US Government Money Market Fund	Tax Free Money Market Fund
Undistributed Ordinary Income	$150,518	$28,346	$—
Undistributed Long-Term Gains (Capital Loss Carryforward)	$—	$(33,649)	$(170,495)
Tax Composition of Distributions:
Ordinary Income	$1,570,440	$113,837	$—

Dividends and Distributions to Shareholders

The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Each Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for GAAP purposes. These differences relate primarily to non-deductible deferred compensation and capital loss carryforwards. For the period ended August 31, 2010, there were no permanent differences between book and tax accounting.

Expenses

Most expenses can be directly attributed to a fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all funds of the Investment Company based principally on their relative average net assets.

Repurchase Agreements

A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities, but may consist of other securities in which the Funds are permitted to invest. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve costs or delays. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial

Notes to Financial Statements
32

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

institutions deemed to be creditworthy by SSgA Funds Management, Inc. ("SSgA FM" or the "Advisor"), a wholly-owned subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company ("State Street").

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.  Related Parties

Advisor and Affiliates

The Advisor manages the Funds pursuant to a written Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Advisor, calculated daily and paid monthly at the annual rate of 0.25% of their daily net assets.

The Advisor has contractually agreed to waive up to the full amount of the Money Market Fund's advisory fee and reimburse the Fund for all expenses in excess of 0.40% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). For the period ended August 31, 2010, there were no contractual waivers or reimbursements for the Money Market Fund. The contractual waiver is exclusive of the expenses related to the US Treasury Guarantee Program. Note 7 in the Notes to Financial Statements details the fees incurred for the participation in this program.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Advisor may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the period ended August 31, 2010, the Advisor voluntarily waived $5,338,376 and $7,475,920 on the Money Market Fund and US Government Money Market Fund, respectively. The Advisor voluntarily waived $267,103 and reimbursed $111,973 on the Tax Free Money Market Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

Boston Financial Data Services ("BFDS") a joint venture of DST Systems, Inc., and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. The custody credits are included in the expense reductions in the Statement of Operations. For the period ended August 31, 2010, the Funds' custodian fees were reduced by the following amounts under these arrangements:

Funds	Amount Paid
Money Market	$101
US Government Money Market	156
Tax Free Money Market	109

Administrator

Russell Fund Services Company ("RFSC" or the "Administrator") serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated January 1, 2008 (the "Administration Agreement"). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company's operations. The Investment Company

Notes to Financial Statements
33

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company ("RIMCo"). The annual fee is based on the following percentages of the average daily net assets of all five of the Investment Company's money market portfolios: $0 up to $15 billion — 0.0315%; over $15 billion — 0.029%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund with less than $500 million in assets under management. The Funds also reimburse the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has a distribution agreement dated March 1, 2002, as amended, between the Investment Company and State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

The Investment Company maintains a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has shareholder service agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and Wealth Management Systems (collectively, the "Agents"), as well as several unaffiliated service providers. For these services, each Fund pays 0.025% to State Street, and a maximum of 0.175% to each of the Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2010, each Fund paid the following shareholder servicing expenses to the Agents:

Funds	State Street	Global Markets	Fiduciary Investors Services	High Net Worth Services	Wealth Management Systems
Money Market	$1,944,772	$1,580,017	$1,738	$117,983	$302,134
US Government Money Market	1,057,870	—	—	918,074	146,355
Tax Free Money Market	26,710	—	—	20,304	60,979

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of a Fund on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of a Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Funds' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Funds' shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Notes to Financial Statements
34

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

Accrued fees payable to affiliates and trustees as of August 31, 2010 were as follows:

	Money Market Fund	US Government Money Market Fund	Tax Free Money Market Fund
Advisory fees	$1,354,750	$196,345	$7,244
Administration fees	154,221	86,788	7,034
Custodian fees	75,960	56,737	2,441
Distribution fees	285,292	130,742	3,403
Shareholder servicing fees	377,200	160,577	8,996
Transfer agent fees	18,317	11,108	5,853
Trustees' fees	36,169	19,600	2,517
	$2,301,909	$661,897	$37,488

Beneficial Interest

As of August 31, 2010, the following table includes shareholders (five of which were also affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

Funds	# of Shareholders	%
Money Market	2	24.6
US Government Money Market	1	22.0
Tax Free Money Market	3	59.8

4.  Fund Share Transactions (On a Constant Dollar Basis)

	(amounts in thousands) For the Fiscal Years Ended August 31,
	2010	2009
Money Market Fund
Proceeds from shares sold	$70,057,633	$103,332,180
Proceeds from reinvestment of distributions	1,017	51,128
Payments for shares redeemed	(71,638,428)	(102,190,458)
Total net increase (decrease)	$(1,579,778)	$1,192,850
US Government Money Market Fund
Proceeds from shares sold	$40,690,425	$49,009,743
Proceeds from reinvestment of distributions	21	7,539
Payments for shares redeemed	(41,507,063)	(46,857,080)
Total net increase (decrease)	$(816,617)	$2,160,202
Tax Free Money Market Fund
Proceeds from shares sold	$908,912	$3,782,355
Proceeds from reinvestment of distributions	—	2,682
Payments for shares redeemed	(899,915)	(4,030,750)
Total net increase (decrease)	$(8,997)	$(245,713)

Notes to Financial Statements
35

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

5.  Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. Interest Income on the Statement of Operations for the Money Market Fund includes $716 received from the Interfund Lending Program for the period ended August 31, 2010.

6.  Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 5% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

For the year ended August 31, 2010, there were no restricted securities held by a Fund that were illiquid.

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

7.  Temporary Guarantee Program

The U.S. Department of Treasury established a Temporary Guarantee Program ("Program") that guaranteed a $1.00 net asset value for shares of participating money market funds through September 18, 2009. Any increase in the number of shares an investor held in a Fund after the close of business on September 18, 2009 was not guaranteed. If a shareholder closed his/her account with a Fund or broker-dealer, any future investment in a Fund was not guaranteed. SSgA Money Market Fund and SSgA Tax Free Money Market Fund (collectively, the "Participating SSgA Money Market Funds") elected to participate in the Program. Effective September 18, 2009, the Program expired.

With respect to any Participating SSgA Money Market Fund shareholder, the coverage provided under the Program was equal to the lesser of (i) the shareholder's account balance as of September 18, 2009; or (ii) the shareholder's account balance on the date a Participating SSgA Money Market Fund's net asset value per share fell below $0.995. Payments under the Program were conditioned on the Participating SSgA Money Market Fund liquidating. Thus, any payment made to shareholders of a Participating SSgA Money Market Fund with respect to shares covered by the Program guarantee was paid at approximately the same time liquidation proceeds were paid to all Fund shareholders rather than shortly after the time the Fund's net asset value per share fell below $0.995. The U.S. Treasury's liability to all participating money market funds under the Program, including the Participating SSgA Money Market Funds, was limited to the assets of the federal government's Exchange Stabilization Fund, which was approximately $50 billion. The Participating Money Market Funds were responsible for payment of fees required to participate in the Program and were responsible for the additional fees required to participate in the extended term of the Program. A portion of the required participation fees for the Program for the year ended August 31, 2010 were paid in the prior fiscal year. Since August 31, 2009, the Participating SSgA Money Market Funds did not pay the U.S. Department of Treasury any additional amount to participate in the Program.

8.  Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or

Notes to Financial Statements
36

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund's Statements of Assets and Liabilities.

9.  Subsequent Events

Management has evaluated events or transactions that may have occurred since August 31, 2010, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the financial statements.

Notes to Financial Statements
37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Money Market Fund,
SSgA US Government Money Market Fund and SSgA Tax Free Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Money Market Fund, SSgA US Government Money Market Fund and SSgA Tax Free Money Market Fund (the "Funds") (three of the funds comprising the SSgA Funds) as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2010

Report of Independent Registered Public Accounting Firm
38

SSgA
Money Market Funds

Tax Information — August 31, 2010 (Unaudited)

Of the dividends paid by the Tax Free Money Market Fund from the net investment income for the taxable year ended August 31, 2010, 100% were exempt interest dividends which are tax exempt for purposes of regular income tax, and for purposes of the federal alternative minimum tax.

For the tax year ended August 31, 2010, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

The form 1099 mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

Please consult a tax advisor for any questions about federal or state income tax laws.

Tax Information
39

SSgA
Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited)

Approval of the Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of those trustees who are not "interested persons" of the fund (commonly referred to as, the "Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the "Board") of the SSgA Funds (the "Trust"), including a majority of the Independent Trustees of the Trust, met on March 22, 2010 and on April 12 and 13, 2010 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a "Fund" and collectively, the "Funds"), continuation of the investment advisory agreement (the "Advisory Agreement") with SSgA Funds Management, Inc. (the "Advisor") and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the "Subadvisory Agreement") with The Tuckerman Group, LLC (the "Subadvisor"). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

o  Comparisons of the Fund's performance over the past one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

o  Comparisons of the Fund's expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

o  A chart showing the Fund's historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

o  Comparisons of the Fund's contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•  Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•  Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule a separate in-person meeting every year that is dedicated to the annual review process (the "special meeting"). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management has responded to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Advisory Contracts
40

SSgA
Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•  Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•  Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through "soft dollar" benefits received in connection with the Funds' brokerage; and

•  Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•  Reports detailing the financial results and condition of the Advisor and its affiliates;

•  Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•  A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•  A copy of the Advisor's proxy voting policies and procedures;

•  Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor's record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•  A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•  Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds' relationship with these service providers;

•  Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•  Materials provided by Lipper Inc., consisting of comparative fund performance data for the one, three and five years ended December 31, 2009 of all quantitative domestic equity advisors in their database; comparative fund expense data for the Funds' fiscal year ended August 31, 2009; and data requested from Lipper Inc. by the Independent Trustees comparing performance of the domestic equity SSgA Funds — other than S&P 500 Fund, IAM. Shares and Tuckerman Active REIT Fund — with the performance of similar registered funds advised by other investment advisers employing quantitative analysis;

•  Draft responses to letters dated February 9, 2010 from Funds' Counsel, Goodwin Procter, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

o  The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds' last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT

Basis for Approval of Advisory Contracts
41

SSgA
Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds' last fiscal year;

o  Russell Fund Services Company ("RFSC"), the administrator for the Funds, with respect to its operations relating to the Funds; and

o  State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the "Distributor"), with respect to its operations relating to the Funds, together with the Funds' related distribution plans and arrangements under SEC Rule 12b-1;

•  Excerpts from the Funds' Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2009, including (i) the latest prospectus descriptions of each Fund's investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2009;

•  Morningstar materials as of December 31, 2009, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•  A summary of the foregoing materials prepared by their independent legal counsel, Joseph P. Barri, LLC ("Independent Counsel").

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund's investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 13, 2010 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadviser.

The Board considered the Advisor's and Subadvisor's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary

Basis for Approval of Advisory Contracts
42

SSgA
Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor's success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor's success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund's securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund's investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2009. The Board noted that the relative performance of the SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA Small Cap Fund and SSgA Enhanced Small Cap Fund had improved during the most recent one-year period ended December 31, 2009.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund's management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund's underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its

Basis for Approval of Advisory Contracts
43

SSgA
Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Advisory Contracts
44

SSgA
Money Market Funds

Shareholder Requests for Additional Information — August 31, 2010 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds' Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds semiannual and annual financial statements. The Funds' Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

Shareholder Requests for Additional Information
45

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2010 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE

Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since 2008 Interested Person of the SSgA Funds (as defined in the 1940 Act)	Appointed until successor is duly elected and qualified	• 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; and • 2008 to Present, Chairman, Financial Service Sector Coordinating Counsel.	20	Listed under Principal Occupations

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired); and • Until December 2008, Director, Russell Trust Company (Retired).	20	Listed under Principal Occupations

Diane B. Glossman Born March 9, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since October 2009 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• September 1998 to August 2005, Consultant, Consumer Group, Citigroup (financial services firm); and • 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); • 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (currently, President and member of finance committee); • Until April 2003, Investment Analyst and Managing Director, UBS (financial services firm) (Retired).	20	Listed under Principal Occupation

Disclosure of Information about Fund Trustees and Officers
46

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

William L. Marshall Born December 12, 1942 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	Listed under Principal Occupations

Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• July 2010 to Present, Managing Director, Real Estate and Lodging Investment Banking (advisory and capital raising for owners and operators of commercial real estate), J.P. Morgan Investment Bank; and • Until July 2010, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	Listed under Principal Occupations

Patrick J. Riley Born November 30, 1948 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex officio), Audit Committee Member (ex officio), Governance Committee Member (ex officio), Valuation Committee Member (ex officio), Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• 2003 to 2008, Associate Justice, Commonwealth of Massachusetts Superior Court (Retired); and • Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
47

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • 1998 to December 2008, Chairman and Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care) (Retired); and • 2003 to 2009, Trustee, Gettysburg College.	20	Listed under Principal Occupations

Bruce D. Taber Born April 25, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • 1998 to Present, Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Henry W. Todd Born May 4, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Alternate Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
48

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present Principal Executive Officer since 2005	Until successor is chosen and qualified by Trustees	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds, Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies); and
• 2009 to Present, President and Principal Executive Officer, State Street Navigator Securities Lending Trust.

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is chosen and qualified by Trustees	• Vice President, SSgA Funds Management, Inc. (investment advisor);
• May 2010 to Present, Chief Operating Officer, SSgA Funds Management, Inc.; and
• July 2007 to present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is chosen and qualified by Trustees	• Director – Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and
• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Julie B. Piatelli Born August 5, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since August 2007	Until successor is chosen and qualified by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999-2004, Senior Manager, PricewaterhouseCoopers LLC.

Sandra G. Richardson Born January 12, 1971 1301 Second Avenue 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer since 2010	Until successor is chosen and qualified by Trustees	• January 2008 to Present, Associate Counsel, Russell Investments; and • November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis.

Disclosure of Information about Fund Trustees and Officers
49

SSgA
Money Market Funds

State Street Financial Center

One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees

Lynn L. Anderson

Diane B. Glossman

Shawn C.D. Johnson

William L. Marshall

Steven J. Mastrovich

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Henry W. Todd

Officers

James E. Ross, President, Chief Executive Officer and Principal Executive Officer

Mark E. Swanson, Treasurer and Principal Accounting Officer

Ellen M. Needham, Vice President

Julie B. Piatelli, Chief Compliance Officer

Sandra G. Richardson, Secretary and Chief Legal Officer

Rick Chase, Assistant Treasurer

Ross E. Erickson, Assistant Treasurer

Kimberlee A. Lloyd, Assistant Treasurer

David J. Craig, Assistant Treasurer

Carla L. Anderson, Assistant Secretary

Investment Advisor

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Administrator

Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, WA. 98101

Legal Counsel

Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers
50

MMAR-08/10

INSTITUTIONAL
MONEY MARKET FUNDS

US Treasury Money Market Fund

Prime Money Market Fund

Annual Report

August 31, 2010

SSgA Funds

Institutional Money Market Funds

Annual Report

August 31, 2010

"SSgA®" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or another governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

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SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2010 Annual Report for the SSgA Funds. The Annual Report provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope you will find this information helpful.

While most of the major core domestic and international indexes had negative returns through August 31, 2010, the major story was not the declines themselves, but the unrelenting market volatility. Investors tired of dealing with instability flocked to the perceived safety of fixed income investments, in particular short-term bonds, Treasuries, and money market funds. The broad fixed income indexes did not disappoint, posting solid gains for the year to build on their multi-year positive performance.

In spite of the volatility, thus far, 2010 has been a year of measured global recovery. Although the National Bureau of Economic Research, the accepted arbiter of when US recessions begin and end, has declared that the recession ended in June 2009, the economy has yet to return to normal capacity. Most notably, unemployment remains close to 10% and the US housing market continues to struggle. While real GDP has stabilized, growth could slow slightly as the effects of the stimulus package diminish.

In fact, rebounding financial markets remain fragile across the globe and ongoing volatility continues to underscore the complex, interdependent nature of a global economy. Interestingly, the sluggish pace of the recovery has provided time to reflect on the weaknesses in the global markets exposed by the financial crisis. Appropriately, risk management remains paramount for individual investors as they rebuild and reposition their portfolios.

In a time when economic uncertainty has become a way of life, we thank you for the confidence you have placed in SSgA Funds and pledge to continue to deliver the products and services you need to achieve your goals, whether you seek to increase global exposure, guard against inflation, manage risk more tightly, or capitalize on emerging opportunities.

Sincerely,

James Ross

President

SSgA Funds

President's Letter
3

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SSgA

US Treasury Money Market Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,000.00	$1,024.45
Expenses Paid During Period *	$0.76	$0.77

* Expenses are equal to the Fund's expense ratio of 0.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

US Treasury Money Market Fund
5

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SSgA

US Treasury Money Market Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
United States Treasury - 83.6%
United States Treasury Bills	200,000	0.165	09/02/10	199,999
United States Treasury Bills	100,000	0.160	09/09/10	99,996
United States Treasury Bills	275,000	0.160	09/16/10	274,981
United States Treasury Bills	650,000	0.140	10/07/10	649,912
United States Treasury Bills	100,000	0.140	10/14/10	99,983
United States Treasury Bills	300,000	0.150	10/14/10	299,946
United States Treasury Bills	300,000	0.160	10/14/10	299,943
United States Treasury Bills	450,000	0.145	10/21/10	449,909
United States Treasury Bills	400,000	0.155	10/28/10	399,902
United States Treasury Bills	200,000	0.151	11/12/10	199,940
United States Treasury Bills	250,000	0.153	11/12/10	249,924
United States Treasury Bills	184,000	0.158	11/26/10	183,931
United States Treasury Bills	116,000	0.160	11/26/10	115,956
Total United States Treasury (amortized cost $3,524,322)				3,524,322
Total Investments - 83.6% (amortized cost $3,524,322)				3,524,322
Repurchase Agreements - 16.4%
Agreement with Calyon Financial, Inc. and The Bank of New York, Inc. (Tri-Party) of $100,000 dated August 31, 2010, at 0.240% to be repurchased at $100,001 on September 1, 2010, collateralized by: $94,071 par United States Government Agency Obligations, valued at $102,000				100,000
Agreement with Deutsche Bank AG and The Bank of New York, Inc. (Tri-Party) of $100,000 dated August 31, 2010, at 0.240% to be repurchased at $100,001 on September 1, 2010, collateralized by: $100,484 par United States Government Agency Obligations, valued at $102,000				100,000
Agreement with HSBC and JP Morgan Chase & Co. (Tri-Party) of $391,387 dated August 31, 2010, at 0.240% to be repurchased at $391,390 on September 1, 2010, collateralized by: $438,532 par United States Government Agency Obligations, valued at $399,217				391,387
Agreement with Royal Bank of Scotland and JP Morgan Chase & Co. (Tri-Party) of $100,000 dated August 31, 2010, at 0.240% to be repurchased at $100,001 on September 1, 2010, collateralized by: $94,525 par United States Government Agency Obligations, valued at $102,003				100,000
Total Repurchase Agreements (identified cost $691,387)				691,387
Total Investments and Repurchase Agreements - 100.0%** (cost $4,215,709)(†)				4,215,709
Other Assets and Liabilities, Net - (0.0%)				(625)
Net Assets - 100.0%				4,215,084

See accompanying notes which are an integral part of the financial statements.

US Treasury Money Market Fund

SSgA
US Treasury Money Market Fund

Presentation of Portfolio Holdings — August 31, 2010

Categories	% of Net Assets
United States Treasury	83.6
Repurchase Agreements	16.4
Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	(0.0	)*
	100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

US Treasury Money Market Fund

SSgA

Prime Money Market Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,000.60	$1,024.20
Expenses Paid During Period *	$1.01	$1.02

* Expenses are equal to the Fund's expense ratio of 0.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher. The contractual waiver is exclusive of the expenses related to the US Treasury Guarantee Program. Note 6 in the Notes to the Financial Statements detail the fees incurred for participation in this program.

Prime Money Market Fund
9

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SSgA

Prime Money Market Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
Asset-Backed Commercial Paper - 9.5%
Argento Variable Funding Co., Ltd. (l)	84,000	0.558	10/07/10	83,954
Argento Variable Funding Co., Ltd. (l)	50,000	0.487	10/19/10	49,968
Argento Variable Funding Co., Ltd. (l)	81,500	0.487	10/20/10	81,447
Aspen Funding Corp. (l)	165,000	0.501	10/08/10	164,915
Newport Funding Corp. (l)	150,000	0.264	10/12/10	149,956
Solitaire Funding LLC (l)	100,000	0.538	10/18/10	99,931
Solitaire Funding LLC (l)	80,000	0.518	10/19/10	79,946
Solitaire Funding LLC (l)	37,000	0.345	11/12/10	36,975
Straight-A Funding. LLC (l)	60,404	0.396	09/20/10	60,392
Straight-A Funding. LLC (l)	56,299	0.355	10/05/10	56,280
Straight-A Funding. LLC (l)	95,000	0.294	11/01/10	94,953
Straight-A Funding. LLC (l)	182,740	0.284	11/02/10	182,652
Total Asset-Backed Commercial Paper (amortized cost $1,141,369)				1,141,369
Corporate Bonds and Notes - 8.1%
Bank of America Corp. (next reset date 09/27/10) (Ê)	168,000	0.362	01/27/11	168,000
Bank of America Corp.	265,000	0.600	02/03/11	265,000
Bank of America Corp. (next reset date 10/22/10) (Ê)	12,207	0.763	05/20/11	12,207
Commonwealth Bank of Australia (next reset date 10/27/10) (Ê)(l)	49,000	0.563	09/27/11	49,000
Nordea Bank AB (next reset date 11/18/10) (Ê)(l)	165,000	0.392	09/16/11	165,000
Rabobank (next reset date 11/16/10) (Ê)(l)	107,000	0.446	09/16/11	107,000
Svenska Handelsbanken AB (next reset date 10/15/10) (Ê)(l)	116,000	0.556	02/11/11	116,000
Svenska Handelsbanken AB (next reset date 11/09/10) (Ê)(l)	35,000	0.448	09/09/11	35,000
Westpac Banking Corp. (next reset date 10/28/10) (Ê)	55,000	0.558	09/28/11	55,000
Total Corporate Bonds and Notes (amortized cost $972,207)				972,207
Domestic Commercial Paper - 1.2%
General Electric Capital Corp.	140,000	0.406	01/27/11	139,770
Total Domestic Commercial Paper (amortized cost $139,770)				139,770
Time Deposit - 0.6%
Branch Banking & Trust	72,021	0.190	09/01/10	72,021
Total Time Deposit (amortized cost $72,021)				72,021
Eurodollar Certificates of Deposit - 7.3%
Commonwealth Bank of Australia	225,000	0.320	12/02/10	225,000
ING Bank NV	75,000	0.560	01/11/11	75,000
National Australia Bank	500,000	0.463	09/22/10	500,001
National Australia Bank	75,000	0.343	11/12/10	75,000
Total Eurodollar Certificates of Deposit (amortized cost $875,001)				875,001

Prime Money Market Fund
11

SSgA

Prime Money Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $
Foreign Commercial Paper - 2.5%
ABN Amro Funding (l)	100,000	0.528	10/01/10	99,957
Australia & New Zealand Banking Group, Ltd. (next reset date 09/27/10) (Ê)(l)	50,000	0.315	11/23/10	50,000
Societe Generale	150,000	0.528	11/24/10	149,818
Total Foreign Commercial Paper (amortized cost $299,775)				299,775
United States Government Agencies - 0.9%
Freddie Mac (next reset date 10/3/10) (Ê)	115,000	0.378	11/10/10	115,000
Total United States Government Agencies (amortized cost $115,000)				115,000
Yankee Certificates of Deposit - 40.9%
Bank of Nova Scotia	100,000	0.300	10/28/10	100,000
Bank of Nova Scotia	150,000	0.290	10/29/10	150,000
Bank of Nova Scotia (next reset date 11/16/10) (Ê)	45,000	0.446	09/16/11	45,000
Barclays Bank PLC (next reset date 09/20/10) (Ê)	175,000	0.386	10/20/10	175,000
Barclays Bank PLC (next reset date 09/13/10) (Ê)	100,000	0.669	05/13/11	100,000
BNP Paribas	100,000	0.620	09/21/10	100,000
BNP Paribas	200,000	0.620	09/27/10	200,000
BNP Paribas	300,000	0.560	12/27/10	300,000
Canadian Imperial Funding (next reset date 09/13/10) (Ê)	100,000	0.324	02/14/11	100,000
Credit Agricole SA	200,000	0.580	11/02/10	200,000
Credit Agricole SA (next reset date 09/03/10) (Ê)	300,000	0.405	03/03/11	300,000
Deutsche Bank AG (next reset date 09/10/10) (Ê)	200,000	0.498	01/10/11	199,995
DnB Nor Bank ASA (next reset date 09/03/10) (Ê)	90,000	0.395	03/03/11	90,000
Lloyds Bank PLC	100,000	0.520	10/14/10	100,000
Rabobank Nederland NV	100,000	0.340	12/02/10	100,000
Rabobank Nederland NV	350,000	0.300	12/10/10	350,000
Royal Bank of Canada	100,000	0.420	09/29/10	100,000
Royal Bank of Scotland PLC (next reset date 10/18/10) (Ê)	150,000	0.668	10/18/10	150,000
Royal Bank of Scotland PLC	300,000	0.560	02/15/11	300,000
Royal Bank of Scotland PLC	50,000	0.550	02/16/11	50,000
Societe Generale NY	400,000	0.450	09/20/10	400,000
Svenska Handelsbanken AB	300,000	0.480	09/22/10	300,000
Svenska Handelsbanken AB	100,000	0.285	11/10/10	100,000
Toronto-Dominion Bank (next reset date 09/09/10) (Ê)	40,000	0.295	12/09/10	40,000
Toronto-Dominion Holdings (next reset date 09/07/10) (Ê)	35,000	0.300	11/05/10	35,000
Toronto-Dominion Holdings (next reset date 09/07/10) (Ê)	50,000	0.303	02/04/11	50,000
Toronto-Dominion Holdings (next reset date 09/10/10) (Ê)	44,000	0.293	03/10/11	44,000
UBS AG	250,000	0.530	09/27/10	250,000
UBS AG	300,000	0.430	10/13/10	300,000
Unicredito Italiano SpA	200,000	0.600	09/28/10	200,000
Total Yankee Certificates of Deposit (amortized cost $4,928,995)				4,928,995
Total Investments - 71.0% (amortized cost $8,544,138)				8,544,138

Prime Money Market Fund
12

SSgA

Prime Money Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

Value $
Repurchase Agreements - 29.0%
Agreement with Bank of America and The Bank of New York, Inc. (Tri-Party) of $500,000 dated August 31, 2010, at 0.250% to be repurchased at $500,003 on September 1, 2010, collateralized by: $478,626 par various United States Government Agency Mortgage Obligations, valued at $510,000	500,000
Agreement with Barclays Capital, Inc. and The Bank of New York, Inc. (Tri-Party) of $500,000 dated August 31, 2010, at 0.240% to be repurchased at 500,003 on September 1, 2010, collateralized by: $482,485 par various United States Government Agency Mortgage Obligations, valued at $510,000	500,000
Agreement with BNP Paribas and The Bank of New York, Inc. (Tri-Party) of $500,000 dated August 31, 2010, at 0.240% to be repurchased at $500,003 on September 1, 2010, collateralized by: $501,726 par various United States Government Agency Mortgage Obligations, valued at $510,000	500,000
Agreement with Deutsche Bank and The Bank of New York, Inc. (Tri-Party) of $500,000 dated August 31, 2010, at 0.240% to be repurchased at $500,003 on September 1, 2010, collateralized by: $475,062 par various United States Government Agency Mortgage Obligations, valued at $510,000	500,000
Agreement with Merrill Lynch and JPMorgan Chase & Co., Inc. (Tri-Party) of $500,000 dated August 31, 2010, at 0.250% to be repurchased at $500,003 on September 1, 2010, collateralized by: $1,393,731 par various United States Government Agency Mortgage Obligations, valued at $510,001	500,000
Agreement with Royal Bank of Scotland and JPMorgan Chase & Co., (Tri-Party) of $500,000 dated August 31, 2010, at 0.250% to be repurchased at $500,003 on September 1, 2010, collateralized by: $903,442 par various United States Government Agency Mortgage Obligations, valued at $510,001	500,000
Agreement with Societe Generale and The Bank of New York, Inc. (Tri-Party) of $500,000 dated August 31, 2010, at 0.250% to be repurchased at $500,003 on September 1, 2010, collateralized by: $508,455 par various United States Government Agency Mortgage Obligations, valued at $510,000	500,000
Total Repurchase Agreements (identified cost $3,500,000)	3,500,000
Total Investments and Repurchase Agreements - 100.0%** (cost $12,044,138) (†)	12,044,138
Other Assets and Liabilities, Net - (0.0%)	(807)
Net Assets - 100.0%	12,043,331

See accompanying notes which are an integral part of the financial statements.

Prime Money Market Fund
13

SSgA
Prime Money Market Fund

Presentation of Portfolio Holdings — August 31, 2010

Categories	% of Net Assets
Asset-Backed Commercial Paper	9.5
Corporate Bonds and Notes	8.1
Domestic Commercial Paper	1.2
Domestic Time Deposit	0.6
Eurodollar Certificates of Deposit	7.3
Foreign Commercial Paper	2.5
United States Government Agencies	0.9
Yankee Certificates of Deposit	40.9
Repurchase Agreements	29.0
Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	(—	)*
	100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Prime Money Market Fund
14

SSgA
Institutional Money Market Funds

Notes to Schedules of Investments — August 31, 2010

(Ê)  Adjustable or floating rate security. Rate shown reflects rate in effect at period end.

(†)  The identified cost for federal income tax purposes.

(?)  Restricted Security (144A) or 4(2) commercial paper. Security may have contractual restriction on resale, may have been been offered in a private placement transaction, and may not be registered under the Securities Act 1933.

**  Unless otherwise indicated, the value of securities of the Fund are determined based on level 2 inputs. (Note 2)

Notes to Schedules of Investments
15

SSgA
Institutional Money Market Funds

Statements of Assets and Liabilities — August 31, 2010

Amounts in thousands	US Treasury Money Market Fund	Prime Money Market Fund
Assets
Investments, at identified cost	$3,524,322	$8,544,138
Investments at amortized cost which approximates value	3,524,322	8,544,138
Repurchase agreements at cost which approximates value	691,387	3,500,000
Receivables:
Interest	5	3,573
Fund shares sold	—	73
From Advisor	—	19
Prepaid expenses	106	305
Total assets	4,215,820	12,048,108
Liabilities
Payables:
Fund shares redeemed	—	73
Accrued fees to affiliates	682	2,582
Other accrued expenses	38	124
Dividends	16	1,998
Total liabilities	736	4,777
Net Assets	$4,215,084	$12,043,331
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$19	$83
Accumulated net realized gain (loss)	13	5
Shares of beneficial interest	4,215	12,043
Additional paid-in capital	4,210,837	12,031,200
Net Assets	$4,215,084	$12,043,331
Net Asset Value, offering and redemption price per share:
Net asset value per share*	$1.00	$1.00
Net assets	$4,215,084,240	$12,043,331,470
Shares outstanding ($.001 par value)	4,215,133,236	12,043,305,626

*  Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities
16

SSgA
Institutional Money Market Funds

Statements of Operations — For the Period Ended August 31, 2010

Amounts in thousands	US Treasury Money Market Fund	Prime Money Market Fund
Investment Income
Interest	$5,967	$52,781
Expenses
Advisory fees	6,933	23,786
Administrative fees	1,379	4,743
Custodian fees	550	1,847
Distribution fees	818	4,599
Transfer agent fees	49	95
Professional fees	115	371
Registration fees	30	—
Shareholder servicing fees	1,167	4,255
Trustees' fees	129	447
Insurance fees	100	289
Printing fees	9	46
Miscellaneous	54	64
US Treasury Guarantee Program fees	—	231
Expenses before reductions	11,333	40,773
Expense reductions	(5,375)	(8,827)
Net expenses	5,958	31,946
Net investment income (loss)	9	20,835
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	19	5
Net Increase (Decrease) in Net Assets from Operations	$28	$20,840

See accompanying notes which are an integral part of the financial statements.

Statements of Operations
17

SSgA
Institutional Money Market Funds

Statements of Changes In Net Assets — For the Periods Ended August 31,

	US Treasury Money Market Fund		Prime Money Market Fund
Amounts in thousands	2010	2009	2010	2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9	$6,518	$20,835	$137,027
Net realized gain (loss)	19	4	5	494
Net increase (decrease) in net assets from operations	28	6,522	20,840	137,521
Distributions
From net investment income	(81)	(6,514)	(20,835)	(137,023)
From net realized gain	—	(352)	(494)	(410)
Net increase (decrease) in net assets from distributions	(81)	(6,866)	(21,329)	(137,433)
Share Transactions
Net increase (decrease) in net assets from share transactions	94,729	(648,320)	(6,360,321)	3,686,201
Total Net Increase (Decrease) in Net Assets	94,676	(648,664)	(6,360,810)	3,686,289
Net Assets
Beginning of period	4,120,408	4,769,072	18,404,141	14,717,852
End of period	$4,215,084	$4,120,408	$12,043,331	$18,404,141
Undistributed (overdistributed) net investment income included in net assets	$19	$64	$83	$83

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets
18

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SSgA
Institutional Money Market Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)		$ Total Income from Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Total Distributions
US Treasury Money Market Fund
August 31, 2010	1.0000	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
August 31, 2009	1.0000	.0011		.0001		.0012		(.0007)	(.0005)		(.0012)
August 31, 2008	1.0000	.0249		.0027		.0276		(.0276)	—		(.0276)
August 31, 2007	1.0000	.0501		—	(b)	.0501		(.0501)	—		(.0501)
August 31, 2006	1.0000	.0427		—	(b)	.0427		(.0427)	—		(.0427)
Prime Money Market Fund
August 31, 2010	1.0000	.0013		—	(b)	.0013		(.0013)	—	(b)	(.0013)
August 31, 2009	1.0000	.0094		.0010		.0104		(.0104)	—	(b)	(.0104)
August 31, 2008	1.0000	.0376		(.0005)		.0371		(.0371)	—		(.0371)
August 31, 2007	1.0000	.0517		—	(b)	.0517		(.0517)	—	(b)	(.0517)
August 31, 2006	1.0000	.0438		—	(b)	.0438		(.0438)	—		(.0438)

(a)  Per share data are based on average shares outstanding.

(b)  Less than $.0001 per share

(c)  May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements.

  The custody credit arrangements had an impact of less that .005%.

(d)  Includes expenses related to the US Treasury Guarantee Program. Note 6 in the Notes to Financial Statements detail the fees incurred for participation in this program. The annualized expense ratio is 0.20% as contractually agreed to by the advisor, excluding the US Treasury Guarantee Program fees. Without the US Treasury Guarantee Program fees, expenses would have been lower.

(e)  Less than .005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
20

	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, end of period (000)	% Ratio of Expenses to Average Net Assets, Net(c)		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(c)
US Treasury Money Market Fund
August 31, 2010	1.0000	—	4,215,084	.13		.25	—	(e)
August 31, 2009	1.0000	.12	4,120,408	.16		.25	.11
August 31, 2008	1.0000	2.80	4,769,072	.19		.24	2.49
August 31, 2007	1.0000	5.13	2,360,963	.20		.31	4.97
August 31, 2006	1.0000	4.36	1,452,093	.20		.36	4.25
Prime Money Market Fund
August 31, 2010	1.0000	.13	12,043,331	.20	(d)	.26	.13
August 31, 2009	1.0000	1.04	18,404,141	.23	(d)	.28	.94
August 31, 2008	1.0000	3.77	14,717,852	.19		.24	3.76
August 31, 2007	1.0000	5.29	14,476,438	.20		.26	5.17
August 31, 2006	1.0000	4.47	10,996,109	.20		.27	4.39

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
21

SSgA
Institutional Money Market Funds

Notes to Financial Statements — August 31, 2010

1.  Organization

The SSgA Funds (the "Investment Company") is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2010. These financial statements report on two funds: the SSgA US Treasury Money Market Fund and SSgA Prime Money Market Fund, each a "Fund" and collectively referred to as the "Funds," each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.  Significant Accounting Policies

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

As permitted in accordance with Rule 2a-7 of the 1940 Act, each Fund values portfolio investments using the amortized cost method. Under this method, each portfolio instrument is initially valued at cost, and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

Fair value of securities is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — quoted prices (unadjusted) in active markets for identical investments

•  Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data. Included are the following:

•  common stocks traded or quoted only on inactive markets

•  privately placed bonds whose values are derived from a similar bond that is publicly traded

•  interest rate swaps valued based on compilation of primarily observable swap curves incorporated into a model or matrix price

•  euro commercial paper valued at amortized cost which approximates market and is not priced daily or a broker quote in a non-active market with inputs incorporated into a model or matrix price

•  non registered mutual funds that are daily priced, but not publicly traded

•  currency forwards valued based on a compilation of primarily observable market currency spot rates incorporated into a model or matrix price

Notes to Financial Statements
22

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

•  corporate bonds and notes, domestic commercial paper, time deposits, U.S. Government Agencies, U.S. Treasury and Yankee Certificates of Deposit using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs incorporated into a model or matrix price

•  mortgage-related and other asset backed securities are valued based on evaluators analyzing features such as the pricing speed, spread and volatility in order to confirm the deal structure. Spreads and other information solicited from Wall Street buy and sell-side sources, including primary and secondary dealers, portfolio managers, and research analysts are used as model inputs. Using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs are incorporated into a model or matrix price (security characteristics including coupon rates and maturity dates are disclosed in the Statement of Investments).

Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•  Level 3 — significant unobservable inputs including a Fund's own assumptions in determining the fair value of investments. Included are the following:

  •  OTC securities using the Company's own data/models

  •  prices with significant haircuts applied

  •  staled securities — fair valuation procedures are applied

  •  securities that have broken tolerance outlined in the Board-approved securities valuation procedures

  •  no current market quotations — fair valuation procedures are applied

  •  unreliable prices — fair valuation procedures are applied

Level 3 investments include positions with prices not derived from existing market data. As such, Level 3 assets typically involve the use of financial models, such as discounted cash flow analysis for investments in privately held companies, or other non-market based methods to determine an investment's Fair Value. One may consider Level 3 investments as those that cannot be quickly liquidated for their stated market value.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Securities Transactions

Securities transactions are recorded on the trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Interest income is recorded daily on an accrual basis. Distributions received on securities that represent a return on capital or capital gain are recorded as a reduction on cost of investments and/or as a realized gain.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This required each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2010, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds' U.S. tax returns filed August 31, 2007 through August 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
23

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

The Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At August 31, 2010, the Funds had no net tax basis capital loss carryforwards.

For the period ended August 31, 2010, the Fund's components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	US Treasury Money Market Fund	Prime MoneyMarket Fund
Undistributed Ordinary Income	$32,076	$2,085,491
Undistributed Long-Term Gains	$—	$—
Tax Composition of Distributions:
Ordinary Income	$81,868	$21,329,253

Dividends and Distributions to Shareholders

The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Each Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and GAAP.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for GAAP purposes. These differences relate primarily to non-deductible deferred compensation and capital loss carryforwards. For the period ended August 31, 2010, there were no permanent differences between book and tax accounting.

Expenses

Most expenses can be directly attributed to a fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all funds of the Investment Company based principally on their relative average net assets.

Repurchase Agreements

A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities, but may consist of other securities in which the Funds are permitted to invest. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve costs or delays. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSgA Funds Management, Inc. ("SSgA FM" or the "Advisor"), a wholly-owned subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company ("State Street").

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.  Related Parties

Advisor and Affiliates

The Advisor manages the Funds pursuant to a written Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held

Notes to Financial Statements
24

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Advisor, calculated daily and paid monthly at the annual rate of 0.15% of its daily average net assets.

The Advisor has contractually agreed to waive 0.05% of its 0.15% advisory fee on the US Treasury Money Market Fund until December 31, 2010. The Advisor also contractually agreed to waive up to the full amount of the US Treasury Money Market Fund's advisory fee and reimburse the Fund for all expenses in excess of 0.20% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring fees and extraordinary expenses). The total amounts of the waiver and reimbursement for the period ended August 31, 2010 were $2,310,887 and $0, respectively.

The Advisor has contractually agreed to waive 0.05% of its 0.15% advisory fee on the Prime Money Market Fund until December 31, 2010. The Advisor also contractually agreed to waive up to the full amount of the Prime Money Market Fund's advisory fee and reimburse the Fund for all expenses in excess of 0.20% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring fees and extraordinary expenses). The total amounts of the waiver and reimbursement for the period ended August 31, 2010 were $7,928,826 and $898,460, respectively. The contractual waiver is exclusive of the expenses related to the US Treasury Guarantee Program. Note 6 in the Notes to the Financial Statements detail the fees incurred for the participation in this program.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Advisor may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the period ended August 31, 2010, the Advisor voluntarily waived $3,063,644 on the US Treasury Money Market Fund. There were no voluntary waivers for the Prime Money Market Fund as of August 31, 2010. There is no guarantee that the Fund will be able to avoid a negative yield.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the SSgA Prime Money Market Fund ("Central Fund"). As of August 31, 2010, $21,882,601 represents the investments of other Investment Company Funds not presented herein.

Boston Financial Data Services ("BFDS") a joint venture of DST Systems, Inc., and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. The custody credits are included in the expense reductions in the Statement of Operations. For the period ended August 31, 2010, the Funds' custodian fees were reduced by the following amounts under these arrangements:

Funds	Amount Paid
US Treasury Money Market	$2
Prime Money Market	18

Administrator

Russell Fund Services Company ("RFSC" or the "Administrator") serves as the Investment Company's Administrator, pursuant to an administration agreement dated January 1, 2008 (the "Administration Agreement"). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company's operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company ("RIMCo"). The annual fee is based on the following percentages of the average daily net assets of all five of the Investment Company's money market portfolios: $0 up to $15 billion — 0.0315%; over $15 billion — 0.029%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

Notes to Financial Statements
25

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

Distributor and Shareholder Servicing

The Investment Company has a distribution agreement dated March 1, 2002, as amended, between the Investment Company and State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statements of Operations.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

The Funds have shareholder service agreements with State Street and Wealth Management Systems. For these services, each Fund pays a maximum of 0.025% to State Street and 0.05% to Wealth Management Systems, based on the average daily value of all Fund shares held. For the period ended August 31, 2010, the Funds paid the following shareholder servicing expenses to affiliated service providers:

Funds	State Street	Wealth Management Systems
US Treasury Money Market	$1,155,444	$11,526
Prime Money Market	3,964,411	288,215

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of a Fund on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of a Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Funds' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The trustee or a majority of the Funds' shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2010 were as follows:

	US Treasury Money Market	Prime Money Market
Advisory fees	$249,590	$1,015,160
Administration fees	121,989	299,479
Custodian fees	47,792	134,325
Distribution fees	138,345	761,779
Shareholder servicing fees	94,994	279,294
Transfer agent fees	9,150	17,762
Trustees' fees	20,258	74,031
	$682,118	$2,581,830

Beneficial Interest

As of August 31, 2010, the following table includes shareholders (two of which were affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

Funds	# of Shareholders	%
US Treasury Money Market	1	97.5
Prime Money Market	1	76.5

Notes to Financial Statements
26

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

4.  Fund Share Transactions (On a Constant Dollar Basis):

	(amounts in thousands) For the Fiscal Years Ended August 31,
US Treasury Money Market Fund	2010	2009
Proceeds from shares sold	$42,595,417	$58,449,152
Proceeds from reinvestment of distributions	66	14,250
Payments for shares redeemed	(42,500,754)	(59,111,722)
Total net increase (decrease)	$94,729	$(648,320)
Prime Money Market Fund
Proceeds from shares sold	$148,005,252	$155,409,915
Proceeds from reinvestment of distributions	20,291	152,512
Payments for shares redeemed	(154,385,864)	(151,876,226)
Total net increase (decrease)	$(6,360,321)	$3,686,201

5.  Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 5% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

For the year ended August 31, 2010, there were no restricted securities held by a Fund that were illiquid.

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

6.  Temporary Guarantee Program

The U.S. Department of Treasury established a Temporary Guarantee Program ("Program") that guaranteed a $1.00 net asset value for shares of participating money market funds through September 18, 2009. Any increase in the number of shares an investor held in a Fund after the close of business on September 18, 2009 was not guaranteed. If a shareholder closed his/her account with a Fund or broker-dealer, any future investment in a Fund was not guaranteed. The SSgA Prime Money Market Fund (the "Participating SSgA Money Market Fund") elected to participate in the Program. Effective September 18, 2009, the Program expired.

With respect to any Participating SSgA Money Market Fund shareholder, the coverage provided under the Program was equal to the lesser of (i) the shareholder's account balance as of September 18, 2009; or (ii) the shareholder's account balance on the date a Participating SSgA Money Market Fund's net asset value per share fell below $0.995. Payments under the Program were conditioned on the Participating SSgA Money Market Fund liquidating. Thus, any payment made to shareholders of a Participating SSgA Money Market Fund with respect to shares covered by the Program guarantee was paid at approximately the same time liquidation proceeds were paid to all Fund shareholders rather than shortly after the time the Fund's net asset value per share fell below $0.995. The U.S. Treasury's liability to all participating money market funds under the Program, including the Participating SSgA Money Market Funds, was limited to the assets of the federal government's Exchange Stabilization Fund, which was approximately $50 billion. The Participating Money Market Funds were responsible for payment of fees required to participate in the Program and were responsible for the additional fees required to participate in the extended term of the Program. A portion of the required participation fees for the Program for year ended August 31, 2010 were paid in the prior fiscal year. Since August 31, 2009, the Participating SSgA Money Market Funds did not pay the U.S. Department of Treasury any additional amount to participate in the Program.

Notes to Financial Statements
27

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2010

7.  Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund's Statements of Assets and Liabilities.

8.  Subsequent Events

Management has evaluated events or transactions that may have occurred since August 31, 2010, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the Financial Statements.

Notes to Financial Statements
28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA US Treasury Money Market Fund and SSgA Prime Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA US Treasury Money Market Fund and SSgA Prime Money Market Fund (the "Funds") (two of the funds comprising the SSgA Funds) as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2010

Report of Independent Registered Public Accounting Firm
29

SSgA
Institutional Money Market Funds

Tax Information — August 31, 2010 (Unaudited)

For the tax year ended August 31, 2010, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

The Form 1099 mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information
30

SSgA
Institutional Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited)

Approval of the Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of those trustees who are not "interested persons" of the fund (commonly referred to as, the "Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the "Board") of the SSgA Funds (the "Trust"), including a majority of the Independent Trustees of the Trust, met on March 22, 2010 and on April 12 and 13, 2010 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a "Fund" and collectively, the "Funds"), continuation of the investment advisory agreement (the "Advisory Agreement") with SSgA Funds Management, Inc. (the "Advisor") and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the "Subadvisory Agreement") with The Tuckerman Group, LLC (the "Subadvisor"). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

o  Comparisons of the Fund's performance over the past one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

o  Comparisons of the Fund's expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

o  A chart showing the Fund's historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

o  Comparisons of the Fund's contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•  Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•  Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule a separate in-person meeting every year that is dedicated to the annual review process (the "special meeting"). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management has responded to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Advisory Contracts
31

SSgA
Institutional Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•  Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•  Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through "soft dollar" benefits received in connection with the Funds' brokerage; and

•  Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•  Reports detailing the financial results and condition of the Advisor and its affiliates;

•  Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•  A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•  A copy of the Advisor's proxy voting policies and procedures;

•  Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor's record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•  A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•  Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds' relationship with these service providers;

•  Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•  Materials provided by Lipper Inc., consisting of comparative fund performance data for the one, three and five years ended December 31, 2009 of all quantitative domestic equity advisors in their database; comparative fund expense data for the Funds' fiscal year ended August 31, 2009; and data requested from Lipper Inc. by the Independent Trustees comparing performance of the domestic equity SSgA Funds — other than S&P 500 Fund, IAM Shares and Tuckerman Active REIT Fund — with the performance of similar registered funds advised by other investment advisors employing quantitative analysis;

•  Draft responses to letters dated February 9, 2010 from Funds' Counsel, Goodwin Procter, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

o  The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds' last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT

Basis for Approval of Advisory Contracts
32

SSgA
Institutional Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds' last fiscal year;

o  Russell Fund Services Company ("RFSC"), the administrator for the Funds, with respect to its operations relating to the Funds; and

o  State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the "Distributor"), with respect to its operations relating to the Funds, together with the Funds' related distribution plans and arrangements under SEC Rule 12b-1;

•  Excerpts from the Funds' Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2009, including (i) the latest prospectus descriptions of each Fund's investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2009;

•  Morningstar materials as of December 31, 2009, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•  A summary of the foregoing materials prepared by their independent legal counsel, Joseph P. Barri, LLC ("Independent Counsel").

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund's investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 13, 2010 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor's and Subadvisor's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary

Basis for Approval of Advisory Contracts
33

SSgA
Institutional Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor's success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor's success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund's securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund's investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2009. The Board noted that the relative performance of the SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA Small Cap Fund and SSgA Enhanced Small Cap Fund had improved during the most recent one-year period ended December 31, 2009.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund's management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund's underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its

Basis for Approval of Advisory Contracts
34

SSgA
Institutional Money Market Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Advisory Contracts
35

SSgA
Institutional Money Market Funds

Shareholder Requests for Additional Information — August 31, 2010 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds' Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds semiannual and annual financial statements. The Funds' Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

Shareholder Requests for Additional Information
36

SSgA
Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2010 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE

Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since 2008 Interested Person of the SSgA Funds (as defined in the 1940 Act)	Appointed until successor is duly elected and qualified	• 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; and • 2008 to Present, Chairman, Financial Service Sector Coordinating Counsel.	20	Listed under Principal Occupations

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired); and • Until December 2008, Director, Russell Trust Company (Retired).	20	Listed under Principal Occupations

Diane B. Glossman Born March 9, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since October 2009 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• September 1998 to August 2005, Consultant, Consumer Group, Citigroup (financial services firm); and • 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); • 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (currently, President and member of finance committee); • Until April 2003, Investment Analyst and Managing Director, UBS (financial services firm) (Retired).	20	Listed under Principal Occupation

Disclosure of Information about Fund Trustees and Officers
37

SSgA
Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

William L. Marshall Born December 12, 1942 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	Listed under Principal Occupations

Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• July 2010 to Present, Managing Director, Real Estate and Lodging Investment Banking (advisory and capital raising for owners and operators of commercial real estate), J.P. Morgan Investment Bank; and • Until July 2010, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	Listed under Principal Occupations

Patrick J. Riley Born November 30, 1948 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex officio), Audit Committee Member (ex officio), Governance Committee Member (ex officio), Valuation Committee Member (ex officio), Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• 2003 to 2008, Associate Justice, Commonwealth of Massachusetts Superior Court (Retired); and • Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
38

SSgA
Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • 1998 to December 2008, Chairman and Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care) (Retired); and • 2003 to 2009, Trustee, Gettysburg College.	20	Listed under Principal Occupations

Bruce D. Taber Born April 25, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • 1998 to Present, Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Henry W. Todd Born May 4, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Alternate Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
39

SSgA
Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present Principal Executive Officer since 2005	Until successor is chosen and qualified by Trustees	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds, Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies); and
• 2009 to Present, President and Principal Executive Officer, State Street Navigator Securities Lending Trust.

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is chosen and qualified by Trustees	• Vice President, SSgA Funds Management, Inc. (investment advisor)
• May 2010 to Present, Chief Operating Officer, SSgA Funds Management, Inc.; and
• July 2007 to present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is chosen and qualified by Trustees	• Director – Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and
• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Julie B. Piatelli Born August 5, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since August 2007	Until successor is chosen and qualified by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999-2004, Senior Manager, PricewaterhouseCoopers LLC.

Sandra G. Richardson Born January 12, 1971 1301 Second Avenue 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer since 2010	Until successor is chosen and qualified by Trustees	• January 2008 to Present, Associate Counsel, Russell Investments; and • November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis.

Disclosure of Information about Fund Trustees and Officers
40

SSgA
Institutional Money Market Funds

State Street Financial Center

One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees

Lynn L. Anderson

Diane B. Glossman

Shawn C.D. Johnson

William L. Marshall

Steven J. Mastrovich

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Henry W. Todd

Officers

James E. Ross, President, Chief Executive Officer and Principal Executive Officer

Mark E. Swanson, Treasurer and Principal Accounting Officer

Ellen M. Needham, Vice President

Julie B. Piatelli, Chief Compliance Officer

Sandra G. Richardson, Secretary and Chief Legal Officer

Rick Chase, Assistant Treasurer

Ross E. Erickson, Assistant Treasurer

Kimberlee A. Lloyd, Assistant Treasurer

David J. Craig, Assistant Treasurer

Carla L. Anderson, Assistant Secretary

Investment Advisor

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Administrator

Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, WA 98101

Legal Counsel

Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers
41

IMMAR-08/10

FIXED INCOME FUNDS

Bond Market Fund

Bond Market Fund – Class R

Intermediate Fund

High Yield Bond Fund

Annual Report

August 31, 2010

SSgA Funds
Fixed Income Funds

Annual Report

August 31, 2010

"SSgA" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2010 Annual Report for the SSgA Funds. The Annual Report provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope you will find this information helpful.

While most of the major core domestic and international indexes had negative returns through August 31, 2010, the major story was not the declines themselves, but the unrelenting market volatility. Investors tired of dealing with instability flocked to the perceived safety of fixed income investments, in particular short-term bonds, Treasuries, and money market funds. The broad fixed income indexes did not disappoint, posting solid gains for the year to build on their multi-year positive performance.

In spite of the volatility, thus far, 2010 has been a year of measured global recovery. Although the National Bureau of Economic Research, the accepted arbiter of when US recessions begin and end, has declared that the recession ended in June 2009, the economy has yet to return to normal capacity. Most notably, unemployment remains close to 10% and the US housing market continues to struggle. While real GDP has stabilized, growth could slow slightly as the effects of the stimulus package diminish.

In fact, rebounding financial markets remain fragile across the globe and ongoing volatility continues to underscore the complex, interdependent nature of a global economy. Interestingly, the sluggish pace of the recovery has provided time to reflect on the weaknesses in the global markets exposed by the financial crisis. Appropriately, risk management remains paramount for individual investors as they rebuild and reposition their portfolios.

In a time when economic uncertainty has become a way of life, we thank you for the confidence you have placed in SSgA Funds and pledge to continue to deliver the products and services you need to achieve your goals, whether you seek to increase global exposure, guard against inflation, manage risk more tightly, or capitalize on emerging opportunities.

Sincerely,

James Ross

President

SSgA Funds

President's Letter
3

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SSgA

Bond Market Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

Invests in:  Investment grade debt instruments including US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

Strategy:  The Fund seeks to manage its duration to correspond to the Barclays Capital U.S. Aggregate Bond Index's duration while adding value through issue and sector selection. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase the return to the Fund.

Bond Market Fund – Institutional Class

Period Ended 8/31/10	Total Return
1 Year	9.79%
5 Years	2.00	%+
10 Years	4.26	%+

Bond Market Fund – Class R‡

Period Ended 8/31/10	Total Return
1 Year	9.43%
5 Years	1.76	%+
10 Years	3.99	%+

Barclays Capital U.S. Aggregate Bond Index#

Period Ended 8/31/10	Total Return
1 Year	9.18%
5 Years	5.96	%+
10 Years	6.47	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Bond Market Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 are 1.08% and 1.26%, respectively.

See related Notes on following page.

Bond Market Fund
5

SSgA

Bond Market Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Bond Market Fund (the "Fund") seeks to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index. The Fund is benchmarked to the Barclays Capital U.S. Aggregate Bond Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total returns for the Institutional Class and Class R of the Fund were 9.79% and 9.43% respectively, and the total return for the Index was 9.18%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Economic data combined with market anticipation of a stronger than expected recovery in the second half of calendar year 2009 created a favorable environment for bond investors. Market-weighted average bond yields fell from about 3.74% to 2.35% for the Barclays Capital Aggregate Bond Index, a broad measure of bond market performance. However, yields rose at times, which significantly reduced investors' demand for riskier bonds late in the second quarter of 2010. Still, investors who assumed appropriate risks benefited in terms of coupon accrual and appreciation in the value of their bonds.

Back in late September 2009, investors focused on positive developments. With liquidity returning to the secondary market, the difference in yields between U.S. Treasuries and corporate bonds shrank significantly. High yield spreads fell from an all-time high of more than 19% in December 2008 to about 7.5% by the end of 2009.

This strong rally slowed in 2010 as concerns rose about European government bond downgrades, Asian economic strength, and weak U.S. employment statistics. Investors cut their high yield holdings to reduce their risk. By mid-February, bond funds experienced significant redemptions and yield spreads widened significantly.

Risky assets again suffered in May and June 2010 due to deteriorating housing numbers, retail sales and employment data. During the Reporting Period, the high yield market experienced its only quarter of negative total return in the second quarter of 2010. Optimism returned in July and August 2010. The Fund enjoyed a 2.70% return during these two months, which contributed to its outperforming its benchmark for the 12-month period.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund's performance relative to the Index was helped by its high yield exposure, which was added in December 2009. The Fund's relative performance also benefited from its underweight to Agency debentures, which underperformed as a sector. A tactical allocation to US Treasury Inflation Protection Securities (TIPS) during select periods also contributed to relative performance.

On the negative side, the Fund increased its exposure to investment grade bonds in May, so the subsequent sell-off of risky assets detracted from Fund performance versus the benchmark. The Fund's underweight in mortgage-backed securities hurt the Fund's relative returns because the sector outperformed.

The views expressed above reflect those of the Fund's portfolio team only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

  +  Annualized.

  ‡  Performance for the Bond Market Fund Class R before its inception (May 14, 2004) is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

Bond funds contain interest rate risk (as interest rates rise bond prices fall); the risk of issues default, and inflation risk. Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Bond Market Fund
6

SSgA

Bond Market Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,057.20	$1,022.68
Expenses Paid During Period *	$2.59	$2.55

* Expenses are equal to the Fund's expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Class R	Actual Performance	Hypothetical Performance (5% return before expense)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,053.10	$1,020.32
Expenses Paid During Period *	$5.02	$4.94

* Expenses are equal to the Fund's expense ratio of 0.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Bond Market Fund
7

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SSgA
Bond Market Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 97.8%
Asset-Backed Securities - 0.2%
Chase Issuance Trust Series 2007-A17 Class A 5.120% due 10/15/14	100	109
Corporate Bonds and Notes - 27.8%
Alabama Power Co. 5.700% due 02/15/33	50	57
American Express Co. 8.125% due 05/20/19	250	322
American International Group, Inc. 5.450% due 05/18/17	250	240
Anadarko Petroleum Corp. 6.375% due 09/15/17	500	495
Anheuser-Busch InBev Worldwide, Inc. (l) 5.000% due 04/15/20	250	274
8.000% due 11/15/39	175	247
Arch Coal, Inc. 7.250% due 10/01/20	250	254
AT&T, Inc. 2.500% due 08/15/15	500	505
Axis Specialty Finance LLC 5.875% due 06/01/20	250	253
Baker Hughes, Inc. 5.125% due 09/15/40	125	131
Ball Corp. 6.750% due 09/15/20	250	263
Bank of America Corp. 2.100% due 04/30/12	225	231
Caterpillar Financial Services Corp. 5.500% due 03/15/16	75	87
CF Industries, Inc. 6.875% due 05/01/18	265	279
Chesapeake Energy Corp. 6.625% due 08/15/20	500	502
Citigroup, Inc. 4.750% due 05/19/15	225	232
Comcast Cable Communications Holdings, Inc. 8.375% due 03/15/13	75	87
Crown Americas LLC / Crown Americas Capital Corp. II (l) 7.625% due 05/15/17	250	267
Dow Chemical Co. (The) 8.550% due 05/15/19	200	251
Esterline Technologies Corp. (l) 7.000% due 08/01/20	250	254
Exelon Generation Co. LLC 5.200% due 10/01/19	250	278

	Principal Amount ($) or Shares	Market Value $
FIA Card Services NA 6.625% due 06/15/12	150	160
Ford Motor Credit Co. LLC 7.000% due 04/15/15	250	258
Frontier Communications Corp. Series WI 8.750% due 04/15/22	250	264
General Electric Capital Corp. 2.200% due 06/08/12	225	231
5.000% due 01/08/16	50	55
Series GMTN 6.875% due 01/10/39	50	59
General Electric Co. 5.000% due 02/01/13	100	108
Genworth Financial, Inc. 7.700% due 06/15/20	250	258
Goldman Sachs Group, Inc. (The) 5.750% due 10/01/16	100	110
HCA, Inc. 8.500% due 04/15/19	250	274
Hess Corp. 7.300% due 08/15/31	25	30
HSBC Bank USA Series BKNT 5.625% due 08/15/35	75	76
HSBC Finance Capital Trust IX 5.911% due 11/30/35	300	271
HSBC Finance Corp. 7.000% due 05/15/12	100	108
JPMorgan Chase & Co. 3.400% due 06/24/15	250	258
4.400% due 07/22/20	250	253
Kraft Foods, Inc. 6.500% due 11/01/31	25	29
L-3 Communications Corp. Series WI-B 5.200% due 10/15/19	500	538
Lubrizol Corp. 6.500% due 10/01/34	25	27
Lyondell Chemical Co. (l) 8.000% due 11/01/17	250	268
Merrill Lynch & Co., Inc. 6.875% due 04/25/18	100	110
MetLife, Inc. 6.750% due 06/01/16	100	119
Morgan Stanley 5.500% due 07/24/20	175	176
Newell Rubbermaid, Inc. 4.700% due 08/15/20	500	524
News America, Inc. Series WI 6.900% due 08/15/39	50	60

Bond Market Fund
9

SSgA
Bond Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Omnicom Group, Inc. 4.450% due 08/15/20	250	256
Plum Creek Timberlands, LP 5.875% due 11/15/15	50	55
Procter & Gamble - Esop Series A 9.360% due 01/01/21	21	28
Range Resources Corp. 6.750% due 08/01/20	250	252
Southern Co. Capital Funding, Inc. Series C 5.750% due 11/15/15	25	25
Spectra Energy Capital LLC 5.650% due 03/01/20	250	279
Teco Finance, Inc. 4.000% due 03/15/16	215	225
Verizon Communications, Inc. 5.850% due 09/15/35	150	164
Wal-Mart Stores, Inc. 3.625% due 07/08/20	100	104
Williams Cos., Inc. (The) 7.875% due 09/01/21	250	304
Windstream Corp. (l) 8.125% due 09/01/18	250	254
Xerox Corp. 6.400% due 03/15/16	250	288
Yum! Brands, Inc. 3.875% due 11/01/20	250	249
ZFS Finance USA Trust I (l) 6.150% due 12/15/65	220	212
		12,828
International Debt - 4.3%
Alberta Energy Co., Ltd. 7.375% due 11/01/31	40	49
America Movil SAB de CV 5.000% due 03/30/20	250	272
ANZ National Int'l, Ltd. (l) 3.125% due 08/10/15	250	251
BHP Billiton Finance USA, Ltd. 4.800% due 04/15/13	25	27
Brazilian Government International Bond Series A 8.000% due 01/15/18	42	50
7.125% due 01/20/37	100	130
Canadian Pacific Railway Co. 9.450% due 08/01/21	40	58
Covidien International Finance SA 4.200% due 06/15/20	250	268
European Investment Bank 5.125% due 09/13/16	150	176

	Principal Amount ($) or Shares	Market Value $
Kreditanstalt fuer Wiederaufbau 3.250% due 03/15/13	150	159
Mexico Government International Bond 6.375% due 01/16/13	25	28
6.625% due 03/03/15	100	117
Scottish Power, Ltd. 5.810% due 03/15/25	100	102
Talisman Energy, Inc. 5.850% due 02/01/37	25	26
UBS AG Series BKNT 4.875% due 08/04/20	220	229
Vale Overseas, Ltd. 6.250% due 01/23/17	50	56
		1,998
Mortgage-Backed Securities - 36.2%
Banc of America Commercial Mortgage, Inc. Series 2003-2 Class A4 5.061% due 03/11/41	250	270
Citigroup Commercial Mortgage Trust Series 2004-C2 Class A4 4.623% due 10/15/41	290	303
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class AAB 6.019% due 06/15/38	243	261
Fannie Mae 6.000% due 2013	115	124
5.500% due 2014	4	4
6.500% due 2014	146	158
7.500% due 2015	16	18
6.500% due 2016	24	26
5.000% due 2018	372	398
5.500% due 2018	184	199
5.500% due 2019	82	88
8.000% due 2023	—	—	±
9.000% due 2025	237	276
9.000% due 2026	2	2
7.500% due 2027	94	107
6.000% due 2028	11	12
6.000% due 2029	3	3
7.000% due 2029	3	3
6.000% due 2030	3	3
7.500% due 2030	2	3
4.500% due 2033	564	599
6.000% due 2033	173	190
5.500% due 2034	714	772
5.094% due 2036 (Ê)	789	823

Bond Market Fund
10

SSgA
Bond Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
6.000% due 2038	1,206	1,300
4.500% due 2039	361	380
4.000% due 2040	672	697
15 Year TBA (Ï) 4.500%	700	740
30 Year TBA (Ï) 4.500%	1,100	1,155
Freddie Mac 8.000% due 2011	—	—	±
6.000% due 2016	56	60
7.000% due 2016	72	77
4.500% due 2019	264	280
4.500% due 2023	150	159
8.500% due 2025	1	1
6.500% due 2029	76	84
7.000% due 2030	2	2
7.000% due 2031	87	99
6.500% due 2032	231	256
6.000% due 2033	83	91
6.500% due 2033	484	535
7.000% due 2033	149	169
5.000% due 2035	1,475	1,573
5.500% due 2038	1,433	1,531
Ginnie Mae I 8.000% due 2012	16	17
10.000% due 2013	2	2
7.500% due 2022	—	1
7.000% due 2023	67	75
7.500% due 2023	1	1
6.500% due 2024	2	2
7.500% due 2024	32	37
8.500% due 2025	5	6
7.500% due 2027	3	3
6.500% due 2028	8	9
7.000% due 2028	13	15
7.500% due 2028	13	16
8.500% due 2028	11	13
7.500% due 2029	1	1
8.000% due 2029	6	7
7.500% due 2030	12	15
8.000% due 2030	41	48
6.500% due 2032	81	90
7.000% due 2032	88	101
7.500% due 2032	7	8
5.000% due 2033	199	215
5.500% due 2038	262	284
6.000% due 2038	381	415
4.500% due 2039	246	261
30 Year TBA (Ï) 4.500%	450	478

	Principal Amount ($) or Shares	Market Value $
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4 5.444% due 03/10/39	300	314
GS Mortgage Securities Corp. II Series 2006-GG8 Class A4 5.560% due 11/10/39	200	212
Morgan Stanley Capital I Series 2005-T19 Class AAB 4.852% due 06/12/47	197	208
		16,685
United States Government Agencies - 10.2%
Federal Home Loan Bank Series 467 5.250% due 06/18/14	200	231
Federal Home Loan Bank Discount Notes 4.750% due 09/11/15	150	172
Freddie Mac 6.750% due 03/15/31	125	177
United States Treasury Notes 1.750% due 07/31/15	4,029	4,113
		4,693
United States Government Treasuries - 19.1%
United States Treasury Inflation Indexed Bonds 1.250% due 07/15/20	1,499	1,542
United States Treasury Notes 0.875% due 02/29/12	450	453
0.625% due 07/31/12	1,000	1,003
1.750% due 04/15/13	1,000	1,029
2.625% due 12/31/14	250	266
2.500% due 06/30/17	400	416
3.625% due 08/15/19	200	221
2.625% due 08/15/20	1,105	1,119
5.250% due 11/15/28	975	1,253
4.625% due 02/15/40	1,145	1,374
4.375% due 05/15/40	120	138
		8,814
Total Long-Term Investments (cost $42,799)		45,127
Short-Term Investments - 6.9%
Citibank NA 1.375% due 08/10/11	250	252
Fannie Mae 6.000% due 03/01/11	—	—	±
JPMorgan Chase & Co. 1.650% due 02/23/11	250	251

Bond Market Fund
11

SSgA
Bond Market Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
SSgA Prime Money Market Fund	2,396,293	2,396
United States Treasury Bills (ç)(ÿ)(§) Zero coupon due 10/28/10	300	300
Total Short-Term Investments (cost $3,198)		3,199
Total Investments - 104.7% (identified cost $45,997)		48,326
Other Assets and Liabilities, Net - (4.7%)		(2,160)
Net Assets - 100.0%		46,166

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciaion (Depreciation) $
Long Positions
United States Treasury 2 Year Notes	26	USD	5,698	12/10	(2)
United States Treasury 30 Year Bond	2	USD	270	12/10	2
Short Positions
United States Treasury 10 Year Bond	42	USD	5,276	12/10	(4)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(4)

See accompanying notes which are an integral part of the financial statements.

Bond Market Fund
12

SSgA
Bond Market Fund

Presentation of Portfolio Holdings — August 31, 2010

Amounts in thousands

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Asset-Backed Securities	$—	$109	$—	$109	0.2
Corporate Bonds and Notes	—	12,828	—	12,828	27.8
International Debt	—	1,998	—	1,998	4.3
Mortgage-Backed Securities	—	16,685	—	16,685	36.2
United States Government Agencies	—	4,693	—	4,693	10.2
United States Government Treasuries	—	8,814	—	8,814	19.1
Short-Term Investments	2,396	803	—	3,199	6.9
Total Investments	2,396	45,930	—	48,326	104.7
Other Assets and Liabilities, Net					(4.7)
					100.0
Futures Contracts	(4)	—	—	(4)	(— )*
Total Other Financial Instruments**	$(4)	$—	$—	$(4)

* Less than .05% of net assets.

** Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Bond Market Fund
13

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SSgA

Intermediate Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

Invests in:  Investment grade debt instruments including U.S. Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

Strategy:  Fund Managers seek to match or exceed the return of the Barclays Capital U.S. Intermediate Government/Credit Index. The Fund seeks to match the Index's duration while adding value through issue and sector selections.

Intermediate Fund

Period Ended 8/31/10	Total Return
1 Year	7.75%
5 Years	2.11	%+
10 Years	3.99	%+

Barclays Capital U.S. Intermediate Government/Credit Index#

Period Ended 8/31/10	Total Return
1 Year	8.18%
5 Years	5.67	%+
10 Years	6.10	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Intermediate Fund as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 is 1.84%.

See related Notes on following page.

Intermediate Fund
15

SSgA

Intermediate Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Intermediate Fund (the "Fund") seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years. The Fund is benchmarked to the Barclays Capital U.S. Intermediate Government/Credit Bond Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the Fund was 7.75%, and the total return for the Index was 8.18%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Economic data combined with market anticipation of a stronger than expected recovery in the second half of calendar year 2009 created a favorable environment for bond investors. Market-weighted average bond yields fell from about 2.8% to 1.7% for the Barclays Capital Intermediate Government/Credit Index. However, yields rose at times, which significantly reduced investors' demand for riskier bonds late in the second quarter of 2010. Still, investors who assumed appropriate risks benefited in terms of coupon accrual and appreciation in the value of their bonds.

Back in late September 2009, investors had focused more on positive developments. With liquidity returning to the secondary market, the difference in yields between U.S. Treasuries and corporate bonds shrank significantly. Investment grade credit spreads fell from an all-time high of more than 5% in December 2008 to about 0.85% by the end of 2009.

This strong rally slowed in 2010 as concerns rose about European government bond downgrades, Asian economic strength, and weak U.S. employment statistics. Investors cut their high yield holdings to reduce their risk. By mid-February, bond funds experienced significant redemptions, and yield spreads widened significantly.

Risky assets again suffered in May and June due to deteriorating housing numbers, retail sales and employment data. During the period, the high yield market experienced its only quarter of negative total return in the second quarter of 2010. Optimism returned in July and August 2010.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund increased its exposure to investment grade bonds in May, so the subsequent sell-off of risky assets detracted from Fund performance versus its benchmark. The Fund's underweight to mortgage backed securities hurt Fund returns because the sector outperformed.

The Fund's relative performance benefited from its underweight to Agency debentures, which underperformed as a sector. A tactical allocation to US Treasury Inflation Protection Securities (TIPS) during select periods also contributed to relative performance.

The views expressed above reflect those of the Fund's portfolio team only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The Barclays Capital U.S. Intermediate Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Index includes Treasuries, government-related issues and corporates.

  +  Annualized.

Bond funds contain interest rate risk (as interest rates rise bond prices fall); the risk of issues default; and inflation risk. Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Intermediate Fund
16

SSgA

Intermediate Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,043.00	$1,022.18
Expenses Paid During Period *	$3.09	$3.06

* Expenses are equal to the Fund's expense ratio of 0.60% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Intermediate Fund
17

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SSgA
Intermediate Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 93.2%
Corporate Bonds and Notes - 28.9%
Altria Group, Inc. 9.250% due 08/06/19	125	164
American Express Co. 5.250% due 09/12/11	75	78
American International Group, Inc. 5.450% due 05/18/17	250	240
Anadarko Petroleum Corp. 6.375% due 09/15/17	500	495
Anheuser-Busch InBev Worldwide, Inc. (l) 5.000% due 04/15/20	250	274
AT&T, Inc. 2.500% due 08/15/15	500	505
Axis Specialty Finance LLC 5.875% due 06/01/20	250	253
Bank of America Corp. 2.100% due 04/30/12	175	179
6.500% due 08/01/16	325	363
Boston Properties, LP 6.250% due 01/15/13	30	33
Burlington Northern Santa Fe LLC 5.650% due 05/01/17	50	58
Caterpillar Financial Services Corp. 4.625% due 06/01/15	75	83
Cisco Systems, Inc. 5.500% due 02/22/16	100	118
Citigroup, Inc. 4.750% due 05/19/15	425	438
Cleveland Electric Illuminating Co. (The) 5.650% due 12/15/13	100	109
Comcast Corp. 6.500% due 01/15/15	50	59
4.950% due 06/15/16	25	28
ConocoPhillips 4.750% due 10/15/12	50	54
Devon Financing Corp. ULC 6.875% due 09/30/11	50	53
Dover Corp. 4.875% due 10/15/15	25	29
Dow Chemical Co. (The) 8.550% due 05/15/19	150	188
Genentech, Inc. 4.750% due 07/15/15	50	56
General Electric Capital Corp. 2.200% due 06/08/12	175	180
Series MTNA 6.000% due 06/15/12	150	162
General Mills, Inc. 6.000% due 02/15/12	25	27

	Principal Amount ($) or Shares	Market Value $
Genworth Financial, Inc. 4.950% due 10/01/15	50	50
7.700% due 06/15/20	250	258
Goldman Sachs Group, Inc. (The) 5.750% due 10/01/16	75	83
5.625% due 01/15/17	50	52
Goodrich Corp. 7.625% due 12/15/12	30	34
Hershey Co. (The) 4.850% due 08/15/15	50	56
HJ Heinz Finance Co. 6.000% due 03/15/12	25	27
HSBC Finance Capital Trust IX 5.911% due 11/30/35	250	226
HSBC Finance Corp. 5.500% due 01/19/16	100	109
Iberdrola USA, Inc. 6.750% due 06/15/12	55	59
International Business Machines Corp. 4.750% due 11/29/12	50	54
JPMorgan Chase & Co. 3.125% due 12/01/11	350	362
4.750% due 05/01/13	125	135
4.400% due 07/22/20	275	279
Kraft Foods, Inc. 5.375% due 02/10/20	125	139
L-3 Communications Corp. 5.200% due 10/15/19	250	269
Landesbank Baden-Wuerttemberg 5.050% due 12/30/15	200	232
MetLife, Inc. 6.750% due 06/01/16	100	119
Midamerican Energy Holdings Co. 5.750% due 04/01/18	125	145
Morgan Stanley 2.000% due 09/22/11	350	356
Series GMTN 0.830% due 01/09/14	100	93
4.000% due 07/24/15	175	176
5.500% due 07/24/20	125	126
National Fuel Gas Co. 5.250% due 03/01/13	20	21
Newell Rubbermaid, Inc. 4.700% due 08/15/20	500	524
Omnicom Group, Inc. 4.450% due 08/15/20	250	256
Plains All American Pipeline, LP / PAA Finance Corp. 3.950% due 09/15/15	125	130
PSEG Power LLC 5.500% due 12/01/15	50	56

Intermediate Fund
19

SSgA
Intermediate Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Public Service Electric & Gas Co. 5.000% due 08/15/14	50	56
Qwest Corp. 7.875% due 09/01/11	50	53
Southern Copper Corp. 5.375% due 04/16/20	180	190
Teco Finance, Inc. 4.000% due 03/15/16	215	225
United Technologies Corp. 6.100% due 05/15/12	90	98
Verizon Communications, Inc. 8.750% due 11/01/18	125	168
Viacom, Inc. 6.250% due 04/30/16	50	58
Virginia Electric and Power Co. Series A 4.750% due 03/01/13	50	54
Wal-Mart Stores, Inc. 3.625% due 07/08/20	75	78
WellPoint Health Networks, Inc. 6.375% due 01/15/12	30	32
Wells Fargo & Co. 3.000% due 12/09/11	350	361
Williams Cos., Inc. (The) 7.875% due 09/01/21	250	304
Xerox Corp. 6.400% due 03/15/16	320	369
Yum! Brands, Inc. 3.875% due 11/01/20	250	249
ZFS Finance USA Trust I (l) 6.150% due 12/15/65	215	207
		11,154
International Debt - 6.2%
America Movil SAB de CV 5.000% due 03/30/20	250	272
ANZ National Int'l, Ltd. (l) 3.125% due 08/10/15	250	251
BHP Billiton Finance USA, Ltd. 8.500% due 12/01/12	26	30
Brazilian Government International Bond Series A 8.000% due 01/15/18	83	99
Covidien International Finance SA 4.200% due 06/15/20	125	134
Deutsche Telekom International Finance BV 5.250% due 07/22/13	75	82
European Investment Bank 4.250% due 07/15/13	225	245

	Principal Amount ($) or Shares	Market Value $
Hydro Quebec Series IF 8.000% due 02/01/13	85	99
Korea Land & Housing Corp. (Ê)(l) 0.589% due 11/22/11	90	90
Kreditanstalt fuer Wiederaufbau 3.250% due 03/15/13	150	159
Mexico Government International Bond Series MTNA 5.875% due 01/15/14	100	113
Petrobras International Finance Co. 6.125% due 10/06/16	25	28
Republic of Italy Series DTC 5.625% due 06/15/12	75	80
5.250% due 09/20/16	125	138
Royal Bank of Scotland Group PLC 5.050% due 01/08/15	100	98
South Africa Government International Bond 7.375% due 04/25/12	50	54
Telefonica Emisiones SAU 6.421% due 06/20/16	65	75
Tyco International Finance SA 6.000% due 11/15/13	25	28
UBS AG Series BKNT 4.875% due 08/04/20	220	229
Vale Overseas, Ltd. 6.250% due 01/23/17	75	84
		2,388
Mortgage-Backed Securities - 0.0%
GE Capital Commercial Mortgage Corp. Series 2002-1A Class A2 5.994% due 12/10/35	—	1
United States Government Treasuries - 58.1%
United States Treasury Inflation Indexed Bonds 1.250% due 07/15/20	900	925
United States Treasury Notes 1.000% due 03/31/12	1,000	1,009
0.625% due 07/31/12	2,500	2,508
1.750% due 04/15/13	3,000	3,087
3.125% due 04/30/13	1,000	1,067
3.500% due 05/31/13	500	540
3.375% due 07/31/13	1,250	1,348
1.750% due 01/31/14	800	824
1.875% due 02/28/14	1,575	1,629
2.625% due 12/31/14	250	265
1.750% due 07/31/15	5,924	6,048
3.000% due 08/31/16	405	436

Intermediate Fund
20

SSgA
Intermediate Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
2.500% due 06/30/17	400	416
2.625% due 08/15/20	2,309	2,339
		22,441
Total Long-Term Investments (cost $34,803)		35,984
Short-Term Investments - 6.4%
United States Treasury Bills (ç)(ÿ)(§) 0.145% due 10/28/10	200	200
SSgA Prime Money Market Fund	2,274,213	2,274
Total Short-Term Investments (cost $2,474)		2,474
Total Investments - 99.6% (identified cost $37,277)		38,458
Other Assets and Liabilities, Net - 0.4%		170
Net Assets - 100.0%		38,628

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciaion (Depreciation) $
Long Positions
United States Treasury 2 Year Notes	12	USD	2,630	12/10	(1)
United States Treasury 30 Year Bond	3	USD	405	12/10	2
Short Positions
United States Treasury 10 Year Notes	27	USD	3,392	12/10	(2)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(1)

See accompanying notes which are an integral part of the financial statements.

Intermediate Fund
21

SSgA
Intermediate Fund

Presentation of Portfolio Holdings — August 31, 2010

Amounts in thousands

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Corporate Bonds and Notes	$—	$11,154	$—	$11,154	28.9
International Debt	—	2,388	—	2,388	6.2
Mortgage-Backed Securities	—	1	—	1	—	*
United States Government Treasuries	—	22,441	—	22,441	58.1
Short-Term Investments	2,274	200	—	2,474	6.4
Total Investments	2,274	36,184	—	38,458	99.6
Other Assets and Liabilities, Net					0.4
					100.0
Futures Contracts	(1)	—	—	(1)	—	*
Total Other Financial Instruments**	$(1)	$—	$—	$(1)

* Less than .05% of net assets.

** Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Intermediate Fund
22

SSgA

High Yield Bond Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High Yield Index.

Invests in:  Primarily domestic, non-investment grade debt securities.

Strategy:  Fund Managers make investment decisions that enable the Fund's performance to seek excess returns over Barclays Capital U.S. High-Yield 2% Issuer Capped Index.

High Yield Bond Fund

Period Ended 8/31/10	Total Return
1 Year	21.46%
5 Years	6.52	%+
10 Years	5.93	%+

Barclays Capital U.S. Corporate High-Yield 2% Issuer

Capped Index#**

Period Ended 8/31/10	Total Return
1 Year	21.40%
5 Years	7.57	%+
10 Years	7.68	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund share. The gross expense ratio for the High Yield Bond Fund as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 is 1.07%.

See related Notes on following page.

High Yield Bond Fund
23

SSgA

High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA High Yield Bond Fund (the "Fund") seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index. The Fund is benchmarked to the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the Fund was 21.46%, and the total return for the Index was 21.40%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Economic data combined with market anticipation of a stronger than expected recovery in the second half of calendar year 2009 created a favorable environment for bond investors, especially high yield investors. Market-weighted average bond yields fell from about 11.5% to 8.5% for the Barclays Capital High Yield Index. However, yields rose at times, which significantly reduced investors' demand for riskier bonds late in the second quarter of 2010. Still, investors who assumed appropriate risks benefited in terms of coupon accrual and appreciation in the value of their bonds.

Back in late September 2009, investors focused on positive developments. With liquidity returning to the secondary market, the difference in yields between U.S. Treasuries and corporate bonds shrank significantly. High yield spreads fell from an all-time high of more than 19% in December 2008 to about 7.5% by the end of 2009.

This strong rally slowed in 2010 as concerns rose about European government bond downgrades, Asian economic strength, and weak U.S. employment statistics. Investors cut their high yield bond holdings to reduce their risk. By mid-February, bond funds experienced significant redemptions and yield spreads widened significantly.

Risky assets again suffered in May and June 2010 due to deteriorating housing numbers, retail sales and employment data. During the Reporting Period, the high yield market experienced its only quarter of negative total return in the second quarter of 2010. Optimism returned in July and August 2010.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund took a slightly more aggressive positioning versus its benchmark in the second half of calendar year 2009 while still acting within the confines of its disciplined process, controls, and standard operating procedures. This helped the Fund outperform the Index when spreads tightened and yields fell.

Analyst recommendations were a key factor in decisions to overweight specific bonds. Overweights to some bonds detracted from Fund performance during May's market reversals. However, repositioning allowed the portfolio to outperform during the Reporting Period.

The views expressed above reflect those of the Fund's portfolio team only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate bond market. The U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer exposures to a maximum 2% and redistributes the excess market value index-wide on a pro-rata basis.

  **  Effectiove August 31, 2010, the Barclays Capital U.S. High Yield Ba/B 3% Capped Index is no longer being used as a benchmark for the High Yield Bond Fund.

  +  Annualized.

Bond funds contain interest rate risk (as interest rates rise bond prices fall); the risk of issues default; and inflation risk.

High Yield Bond Fund
24

SSgA

High Yield Bond Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,063.70	$1,021.42
Expenses Paid During Period *	$3.90	$3.82

* Expenses are equal to the Fund's expense ratio of 0.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

High Yield Bond Fund
25

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SSgA
High Yield Bond Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 92.4%
Corporate Bonds and Notes - 81.0%
ABN Amro North American Holding Preferred Capital Repackage Trust I (ƒ)(l) 6.523% due 12/29/49	500	422
Accuride Corp. (l) 9.500% due 08/01/18	150	154
Advanced Micro Devices, Inc. (l) 7.750% due 08/01/20	550	544
AES Corp. (The) 9.750% due 04/15/16	300	334
Affinia Group Holdings, Inc. (l) 10.750% due 08/15/16	50	55
Albertsons, Inc. 7.450% due 08/01/29	230	186
Ally Financial, Inc. Series * 6.875% due 08/28/12	400	409
8.000% due 11/01/31	250	246
Series 8 6.750% due 12/01/14	425	422
Altra Holdings, Inc. 8.125% due 12/01/16	175	179
American Axle & Manufacturing, Inc. 7.875% due 03/01/17	250	231
American Casino & Entertainment Properties LLC 11.000% due 06/15/14	150	146
American General Finance Corp. Series MTNI 4.875% due 07/15/12	150	137
American International Group, Inc. 8.175% due 05/15/68	275	236
Apria Healthcare Group, Inc. (l) 11.250% due 11/01/14	130	141
Arch Coal, Inc. 7.250% due 10/01/20	325	330
Atlas Energy Operating Co. LLC / Atlas Energy Finance Corp. 10.750% due 02/01/18	225	248
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.625% due 03/15/18	338	353
Beazer Homes USA, Inc. 6.500% due 11/15/13	150	139
Berry Plastics Corp. 8.875% due 09/15/14	175	167
Biomet, Inc. 11.625% due 10/15/17	250	275

	Principal Amount ($) or Shares	Market Value $
Boise Paper Holdings LLC / Boise Co.-Issuer Co 8.000% due 04/01/20	100	102
BWAY Holding Co. (l) 10.000% due 06/15/18	150	159
Capella Healthcare, Inc. (l) 9.250% due 07/01/17	175	181
Case New Holland, Inc. (l) 7.875% due 12/01/17	175	184
CCO Holdings LLC / CCO Holdings Capital Corp. (l) 7.875% due 04/30/18	325	336
Cengage Learning Acquisitions, Inc. (l) 10.500% due 01/15/15	225	215
Cenveo Corp. 8.875% due 02/01/18	250	238
CF Industries, Inc. 6.875% due 05/01/18	175	184
Chesapeake Energy Corp. 6.500% due 08/15/17	650	660
Cincinnati Bell, Inc. 8.250% due 10/15/17	325	318
CIT Group Funding Co. of Delaware LLC 10.250% due 05/01/17	50	52
CIT Group, Inc. 7.000% due 05/01/17	1,225	1,152
Citigroup Capital XXI 8.300% due 12/21/77	225	233
Clear Channel Communications, Inc. 5.500% due 09/15/14	400	247
Clear Channel Worldwide Holdings, Inc. Series B 9.250% due 12/15/17	142	149
Clearwire Communications LLC/ Clearwire Finance, Inc. (l) 12.000% due 12/01/15	185	185
Cleaver-Brooks, Inc. (l) 12.250% due 05/01/16	175	180
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. (l) 8.500% due 12/15/19	175	182
Consol Energy, Inc. (l) 8.250% due 04/01/20	150	159
Continental Airlines 2007-1 Class C Pass Through Trust Series 071C 7.339% due 04/19/14	332	329
Cott Beverages USA, Inc. (l) 8.125% due 09/01/18	150	154
CSC Holdings LLC 8.625% due 02/15/19	950	1,059

High Yield Bond Fund
27

SSgA
High Yield Bond Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
DAE Aviation Holdings, Inc. (l) 11.250% due 08/01/15	175	176
Delta Air Lines, Inc. Series 071C 8.954% due 08/10/14	231	235
12.250% due 03/15/15 (l)	500	549
Deluxe Corp. 7.375% due 06/01/15	200	203
Developers Diversified Realty Corp. 5.500% due 05/01/15	200	193
DISH DBS Corp. 7.875% due 09/01/19	750	782
DJO Finance LLC / DJO Finance Corp. 10.875% due 11/15/14	125	134
Dole Food Co., Inc. (l) 8.000% due 10/01/16	150	155
DynCorp International, Inc. (l) 10.375% due 07/01/17	150	149
Dynegy Holdings, Inc. 7.500% due 06/01/15	250	191
Edison Mission Energy 7.000% due 05/15/17	175	119
El Paso Corp. 7.250% due 06/01/18	275	295
Energy Future Holdings Corp. (l) 10.000% due 01/15/20	240	231
Energy XXI Gulf Coast, Inc. 10.000% due 06/15/13	150	150
EnergySolutions, Inc. / EnergySolutions LLC (l) 10.750% due 08/15/18	300	301
Equinix, Inc. 8.125% due 03/01/18	175	183
Fidelity National Information Services, Inc. (l) 7.875% due 07/15/20	225	236
FireKeepers Development Authority (l) 13.875% due 05/01/15	300	348
First Data Corp. 9.875% due 09/24/15	425	323
11.250% due 03/31/16	175	115
Ford Motor Co. 7.450% due 07/16/31	300	292
Ford Motor Credit Co. LLC 7.500% due 08/01/12	400	420
8.000% due 06/01/14	225	239
6.625% due 08/15/17	350	356
Freescale Semiconductor, Inc. 8.875% due 12/15/14	225	209
9.250% due 04/15/18 (l)	175	175
Frontier Communications Corp. 8.750% due 04/15/22	1,000	1,055

	Principal Amount ($) or Shares	Market Value $
GeoEye, Inc. 9.625% due 10/01/15	350	377
Georgia Gulf Corp. (l) 9.000% due 01/15/17	250	259
Georgia-Pacific LLC (l) 7.125% due 01/15/17	150	158
Goodman Global Group, Inc. Zero coupon due 12/15/14	500	317
Goodyear Tire & Rubber Co. (The) 10.500% due 05/15/16	210	233
Graham Packaging Co., Inc. 9.875% due 10/15/14	250	254
Gray Television, Inc. 10.500% due 06/29/15	175	168
GWR Operating Partnership LLP (l) 10.875% due 04/01/17	175	174
GXS Worldwide, Inc. (l) 9.750% due 06/15/15	225	216
Harrah's Operating Co., Inc. 11.250% due 06/01/17	325	348
12.750% due 04/15/18 (l)	125	114
HCA, Inc. 9.250% due 11/15/16	480	515
8.500% due 04/15/19	800	877
Headwaters, Inc. 11.375% due 11/01/14	155	164
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC 9.750% due 11/15/14	200	197
Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 8.000% due 01/15/18	125	124
Interactive Data Corp. (l) 10.250% due 08/01/18	145	150
International Lease Finance Corp. 6.375% due 03/25/13	275	266
iStar Financial, Inc. Series 1 5.875% due 03/15/16	250	178
Jabil Circuit, Inc. 8.250% due 03/15/18	475	517
Libbey Glass, Inc. (l) 10.000% due 02/15/15	250	266
Liberty Mutual Group, Inc. (l) 10.750% due 06/15/88	150	167
Limited Brands, Inc. 8.500% due 06/15/19	425	480
LIN Television Corp. (l) 8.375% due 04/15/18	175	179
Linn Energy LLC/Linn Energy Finance Corp. 11.750% due 05/15/17	275	313

High Yield Bond Fund
28

SSgA
High Yield Bond Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Lyondell Chemical Co. 8.000% due 11/01/17 (l)	150	161
11.000% due 05/01/18	525	570
MacDermid, Inc. (l) 9.500% due 04/15/17	350	355
Macy's Retail Holdings, Inc. 8.375% due 07/15/15	300	339
6.900% due 04/01/29	225	224
6.375% due 03/15/37	134	130
MBIA Insurance Corp. (l)(Ê) 14.000% due 01/15/33	100	45
McClatchy Co. (The) 11.500% due 02/15/17	275	284
MGM Resorts International 6.750% due 04/01/13	150	131
9.000% due 03/15/20 (l)	175	182
Michaels Stores, Inc. 11.375% due 11/01/16	100	107
Mirant Americas Generation LLC 8.500% due 10/01/21	325	293
Momentive Performance Materials, Inc. 9.750% due 12/01/14	150	146
11.500% due 12/01/16	150	140
Mueller Water Products, Inc. (l) 8.750% due 09/01/20	125	126
Multiplan, Inc. (l) 9.875% due 09/01/18	150	151
Navios Maritime Holdings, Inc. 9.500% due 12/15/14	175	175
Navistar International Corp. 8.250% due 11/01/21	205	215
Neiman Marcus Group, Inc. (The) 10.375% due 10/15/15	175	178
NFR Energy LLC/NFR Energy Finance Corp. (l) 9.750% due 02/15/17	150	152
Nielsen Finance LLC / Nielsen Finance Co. 12.500% due 08/01/16	350	347
NRG Energy, Inc. 7.375% due 01/15/17	345	348
Nuveen Investments, Inc. 5.500% due 09/15/15	300	233
PAETEC Holding Corp. 9.500% due 07/15/15	250	249
Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. 8.250% due 04/15/18	330	333
Petrohawk Energy Corp. 7.875% due 06/01/15	350	363

	Principal Amount ($) or Shares	Market Value $
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 10.625% due 04/01/17	125	130
Plains Exploration & Production Co. 7.750% due 06/15/15	300	304
Ply Gem Industries, Inc. 11.750% due 06/15/13	225	232
Provident Funding Associates (l) 10.250% due 04/15/17	175	178
Radian Group, Inc. 5.375% due 06/15/15	100	82
Realogy Corp. 10.500% due 04/15/14	175	143
Regions Financing Trust II 6.625% due 05/01/77	275	219
Revlon Consumer Products Corp. 9.750% due 11/15/15	150	156
Rite Aid Corp. 9.500% due 06/15/17	100	79
RSC Equipment Rental, Inc./RSC Holdings III LLC (l) 10.000% due 07/15/17	225	245
Sabine Pass LNG, LP 7.500% due 11/30/16	150	133
Salem Communications Corp. 9.625% due 12/15/16	175	182
Sally Holdings LLC/Sally Capital, Inc. 9.250% due 11/15/14	175	184
ServiceMaster Co. (The) (l) 10.750% due 07/15/15	225	236
Solutia, Inc. 8.750% due 11/01/17	275	294
Sprint Nextel Corp. 8.375% due 08/15/17	950	981
Standard Pacific Corp. 8.375% due 05/15/18	350	337
Steel Dynamics, Inc. 6.750% due 04/01/15	200	205
SunGard Data Systems, Inc. 9.125% due 08/15/13	25	26
Surgical Care Affiliates, Inc. (l) 10.000% due 07/15/17	225	226
Telcordia Technologies, Inc. (l) 11.000% due 05/01/18	150	147
Tenneco, Inc. (l) 7.750% due 08/15/18	325	331
Terremark Worldwide, Inc. 12.000% due 06/15/17	325	367
Tesoro Corp. 9.750% due 06/01/19	150	162

High Yield Bond Fund
29

SSgA
High Yield Bond Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Texas Competitive Electric Holdings Co. LLC Series A 10.250% due 11/01/15	250	159
Tops Markets LLC (l) 10.125% due 10/15/15	375	394
Toys R US, Inc. 7.375% due 10/15/18	260	248
Umbrella Acquisition, Inc. (l) 9.750% due 03/15/15	175	158
Unisys Corp. (l) 14.250% due 09/15/15	100	117
United Air Lines, Inc. (l) 9.875% due 08/01/13	150	159
United Surgical Partners International, Inc. 9.250% due 05/01/17	225	231
Verso Paper Holdings LLC / Verso Paper, Inc. Series B 9.125% due 08/01/14	150	144
Visant Holding Corp. 10.250% due 12/01/13	150	153
West Corp. 11.000% due 10/15/16	300	315
Windstream Corp. 7.875% due 11/01/17	450	457
Wyle Services Corp. (l) 10.500% due 04/01/18	150	147
Wyndham Worldwide Corp. 9.875% due 05/01/14	50	58
XM Satellite Radio, Inc. (l) 11.250% due 06/15/13	425	463
		41,596
International Debt - 11.4%
Ashtead Holdings PLC (l) 8.625% due 08/01/15	150	150
Connacher Oil and Gas, Ltd. (l) 10.250% due 12/15/15	325	325
Gibson Energy ULC / GEP Midstream Finance Corp. 11.750% due 05/27/14	175	193
10.000% due 01/15/18	175	172
Global Crossing, Ltd. 12.000% due 09/15/15	375	416
HBOS Capital Funding, LP (ƒ)(l) 6.071% due 06/29/49	150	117
Ineos Group Holdings PLC (l) 8.500% due 02/15/16	175	139

	Principal Amount ($) or Shares	Market Value $
ING Groep NV (ƒ) 5.775% due 12/29/49	300	247
Intelsat Jackson Holdings SA 11.250% due 06/15/16	300	323
Intelsat Luxembourg SA 11.500% due 02/04/17	198	204
Intelsat Subsidiary Holding Co. SA (l) 8.875% due 01/15/15	125	128
Nova Chemicals Corp. 8.375% due 11/01/16	175	179
Novelis, Inc. 7.250% due 02/15/15	100	100
11.500% due 02/15/15	300	330
NXP BV / NXP Funding LLC Series EXcH 9.500% due 10/15/15	100	97
Offshore Group Investments, Ltd. (l) 11.500% due 08/01/15	175	175
OPTI Canada, Inc. (l) 9.000% due 12/15/12	95	95
9.750% due 08/15/13	285	281
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(l) 7.191% due 12/29/49	200	192
Royal Bank of Scotland Group PLC (ƒ) Series U 7.640% due 03/29/49	200	132
Seagate HDD Cayman (l) 6.875% due 05/01/20	250	245
Seagate Technology International (l) 10.000% due 05/01/14	100	117
Teekay Corp. 8.500% due 01/15/20	150	160
Telesat Canada / Telesat LLC 11.000% due 11/01/15	100	113
UPC Holding BV (l) 9.875% due 04/15/18	300	312
Virgin Media Finance PLC Series 1 9.500% due 08/15/16	450	504
Wind Acquisition Finance SA (l) 11.750% due 07/15/17	250	275
XL Group PLC (ƒ) Series E 6.500% due 03/29/49	175	132
		5,853
Total Long-Term Investments (cost $44,432)		47,449

High Yield Bond Fund
30

SSgA
High Yield Bond Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 5.9%
American General Finance Corp. 5.625% due 08/17/11	175	170
SSgA Prime Money Market Fund	2,882,450	2,882
Total Short-Term Investments (cost $3,051)		3,052
Total Investments - 98.3% (identified cost $47,483)		50,501
Other Assets and Liabilities, Net - 1.7%		897
Net Assets - 100.0%		51,398

Presentation of Porfolio Holdings — August 31, 2010

	Market Value				% of $Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Corporate Bonds and Notes	$—	$41,596	$—	$41,596	81.0
International Debt	—	5,853	—	5,853	11.4
Short Term Investments	2,882	170	—	3,052	5.9
Total Investments	$2,882	$47,619	$—	$50,501	98.3
Other Assets and Liabilities, Net					1.7
					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

High Yield Bond Fund
31

SSgA
Fixed Income Funds

Notes to Schedules of Investments — August 31, 2009

Footnotes

(Æ)  Non-income producing security.

(ö)  Real Estate Investment Trust (REIT).

(§)  All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.

(å)  Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

(ÿ)  Rate noted is yield-to-maturity from date of acquisition.

(ç)  Fair value is at amortized cost, which approximates market.

(Ê)  Adjustable or floating rate security. Rate shown reflects rate in effect at period end.

(Ï)  Forward commitment.

(ƒ)  Perpetual floating rate security.

(µ)  Bond is insured by a guarantor.

(æ)  Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.

(ß)  Illiquid security.

(Ñ)  All or a portion of the shares of this security are on loan.

(?)  Restricted security (144A) or 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.

  ±  Less than $500.

Abbreviations

ADR - American Depositary Receipt

ADS - American Depositary Share

CDO - Collateralized Debt Obligation

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

TRAINS - Targeted Return Index

Notes to Schedules of Investments
32

SSgA
Fixed Income Funds

Statements of Assets and Liabilities — August 31, 2010

Amounts in thousands	Bond Market Fund	Intermediate Fund	High Yield Bond Fund
Assets
Investments, at identified cost	$45,997	$37,277	$47,483
Investments, at market	48,326	38,458	50,501
Receivables:
Dividends and interest	318	207	1,025
Dividends from affiliated money market funds	—	—	1
Investments sold	—	—	281
Fund shares sold	—	3	35
From Advisor	24	21	21
Prepaid expenses	1	1	1
Total assets	48,669	38,690	51,865
Liabilities
Payables:
Investments purchased	2,370	—	281
Fund shares redeemed	67	5	125
Accrued fees to affiliates	39	33	46
Other accrued expenses	15	18	15
Daily variation margin on futures contracts	12	6	—
Total liabilities	2,503	62	467
Net Assets	$46,166	$38,628	$51,398
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$140	$69	$370
Accumulated net realized gain (loss)	(42,911)	(8,300)	(2,827)
Unrealized appreciation (depreciation) on:
Investments	2,329	1,181	3,018
Futures contracts	(4)	(1)	—
Shares of beneficial interest	5	4	7
Additional paid-in capital	86,607	45,675	50,830
Net Assets	$46,166	$38,628	$51,398
Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class*	$8.86	$9.00	$7.84
Net assets	$45,903,055	$38,627,996	$51,397,918
Shares outstanding ($.001 par value)	5,183,151	4,289,637	6,555,244
Net asset value per share: Class R*	$8.79	$—	$—
Net assets	$262,606	$—	$—
Shares outstanding ($.001 par value)	29,860	—	—

*  Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities
33

SSgA
Fixed Income Funds

Statements of Operations — For the Period Ended August 31, 2010

Amounts in thousands	Bond Market Fund	Intermediate Fund	High Yield Bond Fund
Investment Income
Dividends from affiliated money market funds	$2	$2	$3
Interest	1,921	1,343	5,512
Total investment income	1,923	1,345	5,515
Expenses
Advisory fees	132	119	163
Administrative fees	44	43	47
Custodian fees	81	59	61
Distribution fees - Institutional Class	13	62	108
Distribution fees - Class R	1	—	—
Transfer agent fees	67	33	38
Professional fees	55	58	40
Registration fees	41	23	38
Shareholder servicing fees	14	32	20
Trustees' fees	13	13	13
Insurance fees	1	1	1
Printing fees	10	10	17
Miscellaneous	4	4	4
Expenses before reductions	476	457	550
Expense reductions	(256)	(218)	(144)
Net expenses	220	239	406
Net investment income (loss)	1,703	1,106	5,109
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,040	2,182	7,879
Futures contracts	(416)	(451)	—
Credit default swap contracts**	—	—	(71)
Net realized gain (loss)	1,624	1,731	7,808
Net change in unrealized appreciation (depreciation) on:
Investments	783	44	(2,307)
Futures contracts	(4)	— *	—
Net change in unrealized appreciation (depreciation)	779	44	(2,307)
Net realized and unrealized gain (loss)	2,403	1,775	5,501
Net Increase (Decrease) in Net Assets from Operations	$4,106	$2,881	$10,610

*  Less than $500.

**  As of August 31, 2010, the High Yield Bond Fund did not hold credit default swaps.

See accompanying notes which are an integral part of the financial statements.

Statements of Operations
34

SSgA
Fixed Income Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Bond Market Fund		Intermediate Fund		High Yield Bond Fund
Amounts in thousands	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,703	$1,928	$1,106	$1,178	$5,109	$4,317
Net realized gain (loss)	1,624	(2,130)	1,731	(671)	7,808	(8,354)
Net change in unrealized appreciation (depreciation)	779	2,950	44	1,756	(2,307)	7,156
Net increase (decrease) in net assets from operations	4,106	2,748	2,881	2,263	10,610	3,119
Distributions
From net investment income
Institutional Class	(1,686)	(1,981)	(1,125)	(1,201)	(5,232)	(4,148)
Class R	(7)	(3)	—	—	—	—
Net decrease in net assets from distributions	(1,693)	(1,984)	(1,125)	(1,201)	(5,232)	(4,148)
Share Transactions
Net increase (decrease) in net assets from share transactions	2,451	(11,930)	(4,436)	1,749	(5,836)	2,520
Total Net Increase (Decrease) in Net Assets	4,864	(11,166)	(2,680)	2,811	(458)	1,491
Net Assets
Beginning of period	41,302	52,468	41,308	38,497	51,856	50,365
End of period	$46,166	$41,302	$38,628	$41,308	$51,398	$51,856
Undistributed (overdistributed) net investment income included in net assets	$140	$129	$69	$88	$370	$483

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets
35

SSgA
Fixed Income Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	$$ Net Realized and Unrealized Gain (Loss)		$$ Total Income from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Bond Market Fund
Institutional Class
August 31, 2010	8.39	.33	.47		.80	(.33)	—	(.33)
August 31, 2009	8.17	.35	.23		.58	(.36)	—	(.36)
August 31, 2008	9.14	.44	(.99)		(.55)	(.42)	—	(.42)
August 31, 2007	9.78	.49	(.63)		(.14)	(.50)	— (b)	(.50)
August 31, 2006	10.21	.45	(.31)		.14	(.50)	(.07)	(.57)
Class R
August 31, 2010	8.33	.30	.47		.77	(.31)	—	(.31)
August 31, 2009	8.12	.33	.22		.55	(.34)	—	(.34)
August 31, 2008	9.11	.36	(.95)		(.59)	(.40)	—	(.40)
August 31, 2007	9.78	.47	(.62)		(.15)	(.52)	— (b)	(.52)
August 31, 2006	10.21	.46	(.32)		.14	(.50)	(.07)	(.57)
Intermediate Fund
August 31, 2010	8.59	.24	.41		.65	(.24)	—	(.24)
August 31, 2009	8.34	.26	.26		.52	(.27)	—	(.27)
August 31, 2008	9.00	.38	(.64)		(.26)	(.40)	—	(.40)
August 31, 2007	9.62	.47	(.63)		(.16)	(.46)	—	(.46)
August 31, 2006	9.94	.40	(.26)		.14	(.45)	(.01)	(.46)
High Yield Bond Fund
August 31, 2010	7.12	.73	.74		1.47	(.75)	—	(.75)
August 31, 2009	7.60	.64	(.48)		.16	(.64)	—	(.64)
August 31, 2008	8.27	.61	(.68)		(.07)	(.60)	—	(.60)
August 31, 2007	8.31	.60	(.04	)(d)	.56	(.60)	—	(.60)
August 31, 2006	8.78	.57	(.34	)(d)	.23	(.68)	(.02)	(.70)

(a)  Average daily shares outstanding were used for this calculation.

(b)  Less than $.005 per share.

(c)  May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005% per share.

(d)  Includes redemption fees less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
36

	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate
Bond Market Fund
Institutional Class
August 31, 2010	8.86	9.79	45,903	.50	1.08	3.89	502
August 31, 2009	8.39	7.39	41,151	.50	1.08	4.41	408
August 31, 2008	8.17	(6.14)	52,456	.50	.78	4.96	287
August 31, 2007	9.14	(1.64)	276,017	.50	.61	4.93	368
August 31, 2006	9.78	1.45	354,654	.50	.60	4.62	487
Class R
August 31, 2010	8.79	9.43	263	.85	1.43	3.52	502
August 31, 2009	8.33	7.02	151	.68	1.27	4.09	408
August 31, 2008	8.12	(6.62)	12	1.00	1.54	4.23	287
August 31, 2007	9.11	(1.73)	20	.57	.68	4.88	368
August 31, 2006	9.78	1.51	20	.42	.53	4.75	487
Intermediate Fund
August 31, 2010	9.00	7.75	38,628	.60	1.15	2.78	538
August 31, 2009	8.59	6.42	41,308	.60	1.84	3.19	414
August 31, 2008	8.34	(2.94)	38,497	.60	1.06	4.42	330
August 31, 2007	9.00	(1.78)	53,499	.60	.87	4.73	511
August 31, 2006	9.62	1.52	88,898	.60	.79	4.17	550
High Yield Bond Fund
August 31, 2010	7.84	21.46	51,398	.75	1.01	9.43	294
August 31, 2009	7.12	3.65	51,856	.75	1.06	10.20	289
August 31, 2008	7.60	(.87)	50,365	.75	1.02	7.66	106
August 31, 2007	8.27	6.85	33,919	.75	.99	7.01	95
August 31, 2006	8.31	2.83	50,406	.75	.77	6.74	167

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
37

SSgA

Fixed Income Funds

Notes to Financial Statements — August 31, 2010

1.  Organization

The SSgA Funds (the "Investment Company") is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2010. These financial statements report on three funds: the SSgA Bond Market Fund, SSgA Intermediate Fund and SSgA High Yield Bond Fund, each a "Fund" and collectively referred to as the "Funds," each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

Effective July 31, 2003, the Bond Market Fund began offering Class R shares. Class R shares of the Bond Market Fund may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor.

2.  Significant Accounting Policies

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

Debt securities listed and traded principally on any national securities exchange are valued at the evaluated bid price or, if there were no sales on that day, at the last reported bid price on the primary exchange on which the security is traded. Over-the-counter fixed-income securities and options are valued on the basis of the last sale price. Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Accordingly, fixed-income securities may be valued using prices provided by a pricing service approved by the Board. Pricing services generally use matrix pricing which take into consideration yield or bond prices of comparable quality, coupon, maturity and type, as well as a "qualified broker quote." A qualified broker quote is a price that originates from the trading desk of a broker-dealer that is actively trading in the applicable security. At August 31, 2010, none of the Funds' net assets were priced using a qualified broker quote. Exchange-listed futures contracts will be priced at the settlement price and options on futures will be priced at their last sale price on the exchange on which they principally trade. If there were no sales, futures are valued at the last reported bid price. Investments in other mutual funds are valued at their net asset value ("NAV") per share.

Short-Term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value.

Money market instruments maturing within 60 days of the valuation date are valued at "amortized cost".

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with Fair Value Procedures adopted by the Board. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) State Street Bank and Trust Company (the "Custodian"), or Russell Fund Services Company, (the "Administrator"), determines that a market quotation is unreliable.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. A security valued on

Notes to Financial Statements
38

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' NAV fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of fund shares is determined may be reflected in the Investment Company's calculation of NAVs for each applicable fund when the Investment Company deems that the particular event or circumstance would materially affect such fund's NAV.

Because foreign securities can trade on days on which the New York Stock Exchange is not open for regular trading, the NAV of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

Fair value of securities is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — quoted prices (unadjusted) in active markets for identical investments

•  Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data. Included are the following:

  • common stocks traded or quoted only on inactive markets

  • privately placed bonds whose values are derived from a similar bond that is publicly traded

  •  interest rate swaps valued based on compilation of primarily observable swap curves incorporated into a model or matrix price

  • euro commercial paper valued at amortized cost which approximates market and is not priced daily or a broker quote in a non-active market with inputs incorporated into a model or matrix price

  • non registered mutual funds that are daily priced, but not publicly traded

  • currency forwards valued based on a compilation of primarily observable market currency spot rates incorporated into a model or matrix price

  • corporate bonds and notes, domestic commercial paper, time deposits, U.S. Government Agencies, U.S. Treasury and Yankee Certificates of Deposit using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs incorporated into a model or matrix price

  • mortgage-related and other asset backed securities are valued based on evaluators analyzing features such as the pricing speed, spread and volatility in order to confirm the deal structure. Spreads and other information solicited from Wall Street buy and sell-side sources, including primary and secondary dealers, portfolio managers, and research analysts are used as model inputs. Using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs are incorporated into a model or matrix price (security characteristics including coupon rates and maturity dates are disclosed in the Statement of Investments).

Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Notes to Financial Statements
39

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

•  Level 3 — significant unobservable inputs including a Fund's own assumptions in determining the fair value of investments. Included are the following:

  • OTC securities using the Company's own data/models

  • prices with significant haircuts applied

  • staled securities — fair valuation procedures are applied

  • securities that have broken tolerance outlined in the Board-approved securities valuation procedures

  • no current market quotations — fair valuation procedures are applied

  • unreliable prices — fair valuation procedures are applied

Level 3 investments include positions with prices not derived from existing market data. As such, Level 3 assets typically involve the use of financial models, such as discounted cash flow analysis for investments in privately held companies, or other non-market based methods to determine an investment's Fair Value. One may consider Level 3 investments as those that cannot be quickly liquidated for their stated market value.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The levels associated with valuing the Funds' investments for the period ended August 31, 2010 are disclosed in the Presentation of Portfolio Holdings following the Schedule of Investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This required each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2010, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds' U.S. tax returns filed August 31, 2007 through August 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At August 31, 2010, the following Funds had net tax basis capital loss carryovers, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	08/31/2011	08/31/2012	08/31/2013	08/31/2014	08/31/2015	08/31/2016	08/31/2017	08/31/2018	Totals
Bond Market	$—	$—	$—	$—	$2,466,296	$195,353	$40,164,567	$69,818	$42,896,034
Intermediate	—	—	—	—	1,312,265	746,581	6,235,911	—	8,294,757
High Yield	—	—	—	—	—	—	2,586,014	—	2,586,014

Notes to Financial Statements
40

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

As of August 31, 2010, the Funds' aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

	Bond Market	Intermediate	High Yield Bond
Cost of Investments for Tax Purposes	$46,016,609	$37,282,275	$47,723,373
Gross Tax Unrealized Appreciation	2,316,660	1,195,777	3,041,017
Gross Tax Unrealized Depreciation	(7,688)	(19,923)	(263,306)
Net Tax Unrealized Appreciation (Depreciation)	$2,308,972	$1,175,854	$2,777,711
Components of Distributable Earnings
Undistributed Ordinary Income	$139,520	$68,189	$369,827
Capital Loss Carryforward	$(42,896,034)	$(8,294,757)	$(2,586,014)
Tax Composition of Distributions
Ordinary Income	$1,693,123	$1,125,405	$5,232,472

Dividends and Distributions to Shareholders

The Funds declare and pay dividends monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for GAAP purposes. These differences relate primarily to investments in futures, options, losses deferred due to wash sales and straddles, and capital loss carryforwards. Permanent differences between book and tax accounting are reclassified to paid in capital. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

Expenses

Most expenses can be directly attributed to a fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all funds of the Investment Company based principally on their relative average net assets.

The Bond Market Fund offers Class R Shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Forward Commitments/Mortgage Dollar Rolls

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) (i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The Funds may enter into mortgage dollar rolls (principally in TBA's) in which a fund sells a mortgage security and simultaneously contracts to repurchase a substantially similar mortgage security on a specified future date. A forward commitment transaction involves a risk of loss if the value of the security to be purchased or sold by the fund increases or decreases below the repurchase price of those securities or the other party to the transaction fails to complete the transaction. The Funds record forward commitments on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

High Yield Securities

The Funds may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Funds' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Notes to Financial Statements
41

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

Mortgage-Backed Securities

The Funds invest a portion of their assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Credit Default Swaps

The High Yield Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the fixed income funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to Fund.

If the creditworthiness of a Fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

United States Treasury Inflation Indexed Bonds

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase (decrease) in the principal amount of an inflation indexed security is recorded as interest income, even though the principal is not received until maturity.

Derivatives

To the extent permitted by the investment objective, restrictions and policies set forth in each Fund's Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds' use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objective.

The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by a fund through the use of options and futures to earn "market-like" returns with the Funds' excess and liquidity reserve cash balances. Hedging is used by a Fund to limit or control risks, such as adverse movements in exchange

Notes to Financial Statements
42

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty, interest rate risk or credit risk.

The fair values of the Funds Derivative Instruments as shown on the Statement of Assets and Liabilities, categorized by risk exposure for the period ended August 31, 2010 were as follows:

(Amounts in thousands)

	Bond Market	Intermediate
Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Interest Rate Contracts
Location
Statement of Assets and Liabilities — Assets
Daily variation margin on futures contracts*	$2	$2
Location
Statement of Assets and Liabilities — Liabilities
Daily variation margin on futures contracts*	$6	$3

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities

The High Yield Bond Fund had no derivative instruments as of August 31, 2010.

The effects of Derivative Instruments on the Statement of Operations for the period ended August 31, 2010 were as follows:

(Amounts in thousands)

	Bond Market	Intermediate	High Yield Bond
Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Interest Rate Contracts	Credit Contracts
Location
Statement of Operations — Net realized gain (loss)
Futures contracts	$(416)	$(451)	$—
Credit default swap contracts	—	—	(71)
Total	$(416)	$(451)	$(71)
Location
Statement of Operations — Net change in unrealized appreciation (depreciation)
Futures contracts	$(4)	$— *	$—

Derivative balances at August 31, 2010 are representative of derivative use throughout the period.

* Less than $500.

Futures Contracts

The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by each Fund and the prices of futures contracts and the possibility of an illiquid market or inability of counterparties to meet the terms of their contracts. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

Notes to Financial Statements
43

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies.

When a fund writes a covered call or a put option, an amount equal to the premium received by a fund is included in the fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the fund has written either expires on its stipulated expiration date or the fund enters into a closing purchase transaction, the fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the fund has written is exercised, the fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.  Investment Transactions

Securities

For the period ended August 31, 2010, purchases and sales of investment securities, excluding US Government and Agency obligations, short-term investments, futures contracts, and repurchase agreements aggregated to the following:

	Purchases	Sales
Bond Market	$198,674,430	$197,738,147
Intermediate	189,153,953	197,220,266
High Yield Bond	149,666,205	157,850,712

US Government and Agencies

For the period ended August 31, 2010, purchases and sales of US Government and Agency obligations, excluding short-term investments and futures contracts, aggregated to the following:

	Purchases	Sales
Bond Market	$20,393,566	$18,705,529
Intermediate	17,464,213	14,553,122

4.  Related Parties

Advisor and Affiliates

The Advisor manages the Funds pursuant to a written investment advisory agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held

Notes to Financial Statements
44

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Advisor, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%
Bond Market	0.30
Intermediate	0.30
High Yield Bond	0.30

If the total expenses of the Institutional Class are above its cap, the Advisor will waive its Advisory fee for both the Institutional and Class R in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Class. If thereafter the total expenses for Class R remain above the total expense cap in effect for Class R, then State Street Global Markets, LLC (the "Distributor") a wholly-owned subsidiary of State Street Corporation will waive up to 0.70% of the average daily net assets of the distribution and service (12b-1) fee to further reduce the total expenses of Class R to the level of its cap. If after waiving the full 0.70% of the average daily net assets of Class R and Class R remains above the total expense cap, then the Advisor will reimburse Class R for all expenses to the level of the cap. If only Class R is above its respective expense cap, then the Distributor will waive up to 0.70% of its average daily net assets of Class R.

The Advisor has contractually agreed to waive up to the full amount of the Bond Market Fund's Institutional Class and Class R advisory fees and to reimburse the Institutional Class and Class R for all expenses in excess of 0.50% and 1.00%, respectively, of each class' average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of waiver for the period ended August 31, 2010 was $130,953 for the Institutional Class and $617 for Class R. The total amount of reimbursements for the period ended August 31, 2010 was $121,196 for the Institutional Class and $570 for Class R.

The Advisor has contractually agreed to waive up to the full amount of the Intermediate Fund's advisory fees and reimburse the Fund for all expenses in excess of 0.60% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of the waiver for the period ended August 31, 2010 was $119,362. The total amount of reimbursements for the period ended August 31, 2010 was $97,249.

The Advisor has contractually agreed to waive up to the full amount of the High Yield Bond Fund's advisory fees and reimburse the Fund for all expenses in excess of 0.75% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of the waiver for the period ended August 31, 2010 was $140,733. There were no reimbursements for the period ended August 31, 2010.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the SSgA Prime Money Market Fund ("Central Fund") (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. As of August 31, 2010, $7,552,956 of the Central Fund's net assets represents investments by these Funds, and $14,329,645 represents the investments of other Investment Company Funds not presented herein.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the certain Funds' advisory fee equal to the advisory fee paid by the Funds to the Central Fund. In addition, if Central Fund shares sold to and/or redeemed from a participating fund are subject under a 12b-1 Plan to any distribution fee or service fee, the Advisor will waive its advisory fee

Notes to Financial Statements
45

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Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

for each participating fund in an amount that offsets the amount of such fee incurred by the participating fund. For the period ended August 31, 2010, the total advisory fees waived are as follows:

Amount Paid
Bond Market	$2,233
Intermediate	1,850
High Yield Bond	2,721

Boston Financial Data Services ("BFDS") a joint venture of DST Systems, Inc., and State Street Corporation serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period, the Funds' custodian fees were reduced by the following amounts under these arrangements:

Amount Paid
Bond Market	$7
Intermediate	1
High Yield Bond	9

Administrator

Russell Fund Services Company ("RFSC" or the "Administrator") serves as the Investment Company's Administrator, pursuant to an administration agreement dated January 1, 2008 (the "Administration Agreement"). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company's operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company ("RIMCo"). The annual fee is based on the following percentages of the average daily net assets of all three of the Investment Company's U.S. Fixed Income portfolios: $0 up to $1 billion — 0.0315%; over $1 billion — 0.029%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund with less than $500 million in assets under management. In addition, the Fund reimburses the administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has a distribution agreement dated March 1, 2002, as amended, between the Investment Company and the Distributor, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

Institutional Class

The Investment Company maintains a distribution plan pursuant to Rule (12b-1) (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has a shareholder service agreement with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services") and High Net Worth Services Division of State Street ("High Net Worth Services") (collectively, the "Agents"), as well as several unaffiliated services providers. For these services, each Institutional Class pays 0.025% to State Street, and a maximum of 0.175% to each of the Agents, based upon the average daily value of all Institutional Class shares held by or for customers of these Agents.

Notes to Financial Statements
46

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

For the period ended August 31, 2010, each Institutional Class paid the following shareholder servicing expenses to the Agents:

	State Street	Global Markets
Bond Market	$10,913	$575
Intermediate	9,947	1,352
High Yield Bond	13,545	465

The Institutional Class did not incur any expenses from Fiduciary Investors Services or High Net Worth Services during the period.

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of each Institutional Class on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of the Institutional Class on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The class' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the class' shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance.

Class R

The Investment Company maintains a distribution plan with respect to the Class R Shares pursuant to Rule (12b-1) (the "R Plan") under the 1940 Act. The R Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the Distributor or other financial intermediaries. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a financial intermediary are not permitted by the R Plan to exceed 0.70% of a class' average daily net asset value on an annual basis. The Distributor pays financial intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the financial intermediaries providing these services are not permitted by the R Plan to exceed 0.65% of a class' average daily net asset value on an annual basis. Any payments that are required to be made to the Distributor or financial intermediaries that cannot be made because of the limitations contained in the R Plan may be carried forward and paid in the following two fiscal years so long the R Plan is in effect.

Under the R Plan, the Funds have a distribution agreement with the Distributor. For these services, Class R pays Global Markets 0.05% of the daily net asset value. For the period ended August 31, 2010, the Bond Market Fund Class R paid $103.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2010 were as follows:

	Bond Market	Intermediate	High Yield Bond
Advisory fees	$11,702	$9,257	$13,696
Administration fees	3,729	3,472	3,928
Custodian fees	6,619	4,329	5,504
Distribution fees	1,941	6,786	13,102
Shareholder servicing fees	1,295	2,520	1,415
Transfer agent fees	11,364	4,360	6,507
Trustees' fees	2,166	2,161	2,210
	$38,816	$32,885	$46,362

Notes to Financial Statements
47

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

Beneficial Interest

As of August 31, 2010, the following table includes shareholders (one of which were also affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Bond Market	3	76.4
Intermediate	3	83.0
High Yield Bond	2	72.1

5.  Fund Share Transactions

	(amounts in thousands) For the Fiscal Year Ended August 31,
	Shares		Dollars
Bond Market Fund	2010	2009	2010	2009
Institutional Class
Proceeds from shares sold	1,585	950	$13,536	$7,668
Proceeds from reinvestment of distributions	197	246	1,681	1,976
Payments for shares redeemed	(1,505)	(2,710)	(12,866)	(21,703)
	277	(1,514)	2,351	(12,059)
Class R
Proceeds from shares sold	13	16	$110	$128
Proceeds from reinvestment of distributions	1	—	7	2
Payments for shares redeemed	(2)	—	(17)	(1)
	12	16	100	129
Total net increase (decrease)	289	(1,498)	$2,451	$(11,930)
Intermediate Fund
Proceeds from shares sold	1,272	1,155	$11,225	$9,601
Proceeds from reinvestment of distributions	129	146	1,125	1,201
Payments for shares redeemed	(1,923)	(1,107)	(16,785)	(9,053)
Total net increase (decrease)	(522)	194	$(4,435)	$1,749
High Yield Bond Fund
Proceeds from shares sold	9,182	11,212	$70,773	$69,056
Proceeds from reinvestment of distributions	662	400	5,026	2,552
Payments for shares redeemed	(10,571)	(10,954)	(81,635)	(69,088)
Total net increase (decrease)	(727)	658	$(5,836)	$2,520

6.  Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA

Notes to Financial Statements
48

SSgA

Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2010

Money Market Fund could result in additional borrowing costs. For the period ended August 31, 2010, the Funds did not utilize the Interfund Lending Program.

7.  Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

As of August 31, 2010, there were no restricted securities held by a fund that were illiquid.

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

8.  Dividends

On September 1, 2010, the Funds declared the following dividends from net investment income payable on September 8, 2010 to shareholders of record September 2, 2010.

Net Investment Income
Bond Market Fund - Institutional Class	$0.0268
Bond Market Fund - Class R	0.0220
Intermediate Fund	0.0159
High Yield Bond Fund	0.0564

On October 1, 2010, the Funds declared the following dividends from net investment income payable on October 7, 2010 to shareholders of record October 4, 2010.

Net Investment Income
Bond Market Fund - Institutional Class	$0.0245
Bond Market Fund - Class R	0.0221
Intermediate Fund	0.0141
High Yield Bond Fund	0.0460

9.  Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by each Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds' Statements of Assets and Liabilities.

10.  Subsequent Events

Management has evaluated events or transactions that may have occurred since August 31, 2010, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the financial statements.

Notes to Financial Statements
49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Bond Market Fund, SSgA Intermediate Fund and SSgA High Yield Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Bond Market Fund, SSgA Intermediate Fund and SSgA High Yield Bond Fund (the "Funds") (three of the funds comprising the SSgA Funds) as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2010

Report of Independent Registered Public Accounting Firm
50

SSgA
Fixed Income Funds

Tax Information — August 31, 2010 (Unaudited)

For the tax year ended August 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information
51

SSgA
Fixed Income Funds

Basis for Approval of Advisory Contracts (Unaudited)

Approval of the Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of those trustees who are not "interested persons" of the fund (commonly referred to as, the "Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the "Board") of the SSgA Funds (the "Trust"), including a majority of the Independent Trustees of the Trust, met on March 22, 2010 and on April 12 and 13, 2010 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a "Fund" and collectively, the "Funds"), continuation of the investment advisory agreement (the "Advisory Agreement") with SSgA Funds Management, Inc. (the "Advisor") and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the "Subadvisory Agreement") with The Tuckerman Group, LLC (the "Subadvisor"). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

o  Comparisons of the Fund's performance over the past one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

o  Comparisons of the Fund's expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

o  A chart showing the Fund's historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

o  Comparisons of the Fund's contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•  Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•  Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule a separate in-person meeting every year that is dedicated to the annual review process (the "special meeting"). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management has responded to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Advisory Contracts
52

SSgA
Fixed Income Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•  Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•  Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through "soft dollar" benefits received in connection with the Funds' brokerage; and

•  Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•  Reports detailing the financial results and condition of the Advisor and its affiliates;

•  Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•  A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•  A copy of the Advisor's proxy voting policies and procedures;

•  Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor's record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•  A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•  Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds' relationship with these service providers;

•  Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•  Materials provided by Lipper Inc., consisting of comparative fund performance data for the one, three and five years ended December 31, 2009 of all quantitative domestic equity advisors in their database; comparative fund expense data for the Funds' fiscal year ended August 31, 2009; and data requested from Lipper Inc. by the Independent Trustees comparing performance of the domestic equity SSgA Funds — other than S&P 500 Fund, IAM Shares and Tuckerman Active REIT Fund — with the performance of similar registered funds advised by other investment advisors employing quantitative analysis;

•  Draft responses to letters dated February 9, 2010 from Funds' Counsel, Goodwin Procter, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

o  The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds' last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT

Basis for Approval of Advisory Contracts
53

SSgA
Fixed Income Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds' last fiscal year;

o  Russell Fund Services Company ("RFSC"), the administrator for the Funds, with respect to its operations relating to the Funds; and

o  State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the "Distributor"), with respect to its operations relating to the Funds, together with the Funds' related distribution plans and arrangements under SEC Rule 12b-1;

•  Excerpts from the Funds' Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2009, including (i) the latest prospectus descriptions of each Fund's investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2009;

•  Morningstar materials as of December 31, 2009, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•  A summary of the foregoing materials prepared by their independent legal counsel, Joseph P. Barri, LLC ("Independent Counsel").

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund's investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 13, 2010 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor's and Subadvisor's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary

Basis for Approval of Advisory Contracts
54

SSgA
Fixed Income Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor's success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor's success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund's securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund's investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2009. The Board noted that the relative performance of the SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA Small Cap Fund and SSgA Enhanced Small Cap Fund had improved during the most recent one-year period ended December 31, 2009.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund's management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund's underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its

Basis for Approval of Advisory Contracts
55

SSgA
Fixed Income Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Advisory Contracts
56

SSgA
Fixed Income Funds

Shareholder Requests for Additional Information — August 31, 2010 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds' Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds semiannual and annual financial statements. The Funds' Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

Shareholder Requests for Additional Information
57

SSgA
Fixed Income Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2010 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE

Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since 2008 Interested Person of the SSgA Funds (as defined in the 1940 Act)	Appointed until successor is duly elected and qualified	• 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; and • 2008 to Present, Chairman, Financial Service Sector Coordinating Counsel.	20	Listed under Principal Occupations

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired); and • Until December 2008, Director, Russell Trust Company (Retired).	20	Listed under Principal Occupations

Diane B. Glossman Born March 9, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since October 2009 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• September 1998 to August 2005, Consultant, Consumer Group, Citigroup (financial services firm); and • 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); • 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (currently, President and member of finance committee); • Until April 2003, Investment Analyst and Managing Director, UBS (financial services firm) (Retired).	20	Listed under Principal Occupation

Disclosure of Information about Fund Trustees and Officers
58

SSgA
Fixed Income Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

William L. Marshall Born December 12, 1942 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	Listed under Principal Occupations

Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• July 2010 to Present, Managing Director, Real Estate and Lodging Investment Banking (advisory and capital raising for owners and operators of commercial real estate), J.P. Morgan Investment Bank; and • Until July 2010, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	Listed under Principal Occupations

Patrick J. Riley Born November 30, 1948 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex officio), Audit Committee Member (ex officio), Governance Committee Member (ex officio), Valuation Committee Member (ex officio), Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• 2003 to 2008, Associate Justice, Commonwealth of Massachusetts Superior Court (Retired); and • Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
59

SSgA
Fixed Income Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • 1998 to December 2008, Chairman and Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care) (Retired); and • 2003 to 2009, Trustee, Gettysburg College.	20	Listed under Principal Occupations

Bruce D. Taber Born April 25, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • 1998 to Present, Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Henry W. Todd Born May 4, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Alternate Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
60

SSgA
Fixed Income Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present Principal Executive Officer since 2005	Until successor is chosen and qualified by Trustees	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds, Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies); and
• 2009 to Present, President and Principal Executive Officer, State Street Navigator Securities Lending Trust.

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is chosen and qualified by Trustees	• Vice President, SSgA Funds Management, Inc. (investment advisor);
• May 2010 to Present, Chief Operating Officer, SSgA Funds Management, Inc.; and
• July 2007 to present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is chosen and qualified by Trustees	• Director – Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and
• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Julie B. Piatelli Born August 5, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since August 2007	Until successor is chosen and qualified by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999-2004, Senior Manager, PricewaterhouseCoopers LLC.

Sandra G. Richardson Born January 12, 1971 1301 Second Avenue 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer since 2010	Until successor is chosen and qualified by Trustees	• January 2008 to Present, Associate Counsel, Russell Investments; and • November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis.

Disclosure of Information about Fund Trustees and Officers
61

SSgA
Fixed Income Funds

State Street Financial Center

One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees

Lynn L. Anderson

Diane B. Glossman

Shawn C.D. Johnson

William L. Marshall

Steven J. Mastrovich

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Henry W. Todd

Officers

James E. Ross, President, Chief Executive Officer and Principal Executive Officer

Mark E. Swanson, Treasurer and Principal Accounting Officer

Ellen M. Needham, Vice President

Julie B. Piatelli, Chief Compliance Officer

Sandra G. Richardson, Secretary and Chief Legal Officer

Rick Chase, Assistant Treasurer

Ross E. Erickson, Assistant Treasurer

Kimberlee A. Lloyd, Assistant Treasurer

David J. Craig, Assistant Treasurer

Carla L. Anderson, Assistant Secretary

Investment Advisor

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Administrator

Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101

Legal Counsel

Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers
62

FIAR-08/10

INTERNATIONAL EQUITY FUNDS

Emerging Markets Fund

Emerging Markets Fund — Select Class

International Stock Selection Fund

International Stock Selection Fund — Class R

Annual Report

August 31, 2010

SSgA Funds

International Equity Funds

Annual Report

August 31, 2010

"SSgA®" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.ssga.com. Investment in the Funds poses investment risks, including the loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

This page has been intentionally left blank.

SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2010 Annual Report for the SSgA Funds. The Annual Report provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope you will find this information helpful.

While most of the major core domestic and international indexes had negative returns through August 31, 2010, the major story was not the declines themselves, but the unrelenting market volatility. Investors tired of dealing with instability flocked to the perceived safety of fixed income investments, in particular short-term bonds, Treasuries, and money market funds. The broad fixed income indexes did not disappoint, posting solid gains for the year to build on their multi-year positive performance.

In spite of the volatility, thus far, 2010 has been a year of measured global recovery. Although the National Bureau of Economic Research, the accepted arbiter of when US recessions begin and end, has declared that the recession ended in June 2009, the economy has yet to return to normal capacity. Most notably, unemployment remains close to 10% and the US housing market continues to struggle. While real GDP has stabilized, growth could slow slightly as the effects of the stimulus package diminish.

In fact, rebounding financial markets remain fragile across the globe and ongoing volatility continues to underscore the complex, interdependent nature of a global economy. Interestingly, the sluggish pace of the recovery has provided time to reflect on the weaknesses in the global markets exposed by the financial crisis. Appropriately, risk management remains paramount for individual investors as they rebuild and reposition their portfolios.

In a time when economic uncertainty has become a way of life, we thank you for the confidence you have placed in SSgA Funds and pledge to continue to deliver the products and services you need to achieve your goals, whether you seek to increase global exposure, guard against inflation, manage risk more tightly, or capitalize on emerging opportunities.

Sincerely,

James Ross

President

SSgA Funds

President's Letter
3

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SSgA

Emerging Markets Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Invests in:  Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing or emerging economy or securities market.

Strategy:  The Fund invests in securities of issuers located in emerging market countries. The Fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth.

Emerging Markets Fund – Institutional Class

Period Ended 8/31/10	Total Return
1 Year	17.98%
5 Years	10.53	%+
10 Years	10.62	%+

Emerging Markets Fund – Select Class‡

Period Ended 8/31/10	Total Return
1 Year	18.24%
5 Years	10.75	%+
10 Years	10.73	%+

MSCI Emerging Markets Free Index (Net)#**

Period Ended 8/31/10	Total Return
1 Year	18.02%
5 Years	12.38	%+
10 Years	11.23	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Emerging Markets Fund Institutional Class and Select Class as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 are 1.23% and 1.0%, respectively.

See related Notes on following page.

Emerging Markets Fund
5

SSgA

Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Emerging Markets Fund (the "Fund") seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI® EM (Morgan Stanley Capital International Emerging Markets) (Net Dividend) Free Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total returns for the Institutional Class and Select Class of the Fund were 17.98% and 18.24% respectively, and the total return for the Index was 18.02%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Emerging markets stabilized and delivered impressive returns over the 12-month Reporting Period, despite ups and downs along the way. In calendar year 2009, emerging market equities experienced their best year on record. Four markets posted 100%+ returns (Indonesia, India, Brazil, and Russia). However, Dubai World's announcement that it would seek to restructure its debt spooked investors near the end of 2009. While this shock was short-lived, risk aversion returned as 2010 progressed.

May 2010 tested investors with concerns about the Greek government's debt, Spanish banks' viability, and other European weaknesses. As equity markets fell dramatically, emerging markets declined despite their strong economies. Countries closest to Europe suffered the most. As the second quarter progressed, markets calmed despite continuing fears of a global economic slowdown.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund is a model-assisted strategy, which relies on quantitative models for country selection and factor models for stock selection. We construct our models based on research by the Active Emerging Markets Equity Team with SSgA's Advanced Research Center (ARC). Over the Reporting Period, our research led to multiple enhancements in our country and stock selection models. We aim to be systematically exposed to countries and stocks that are slightly cheaper than the benchmark, and that have slightly better growth and momentum characteristics.

The performance of the Fund was largely a result of stock selection. Stock selection was strong in Brazil, Korea, and India, although the Fund was underweight in these countries through most of 2010. The Fund was also helped by its overweight positions in Indonesia and Turkey, which benefited from domestic economies that have been resilient in the face of the global slowdown. On the negative side, the Fund was hurt by its underweight positions in Chile and Malaysia.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

  +  Annualized.

  ‡  Performance for the Emerging Markets Select Class before its inception (March 2, 2006) is derived from the historical performance of the institutional class.

  **  Effective August 31, 2010, the MSCI Emerging Markets Free Index (Gross) is no longer being used as a benchmark for the Emerging Markets Fund.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in emerging market countries involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Securities may be less liquid and more volatile than those in US or longer established international markets. The prospectus contains further information and details regarding these risks.

The Prospectus contains further information and details regarding these risks.

Emerging Markets Fund
6

SSgA

Emerging Markets Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,059.60	$1,018.95
Expenses Paid During Period *	$6.44	$6.31

* Expenses are equal to the Fund's expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Select Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,060.50	$1,020.06
Expenses Paid During Period *	$5.30	$5.19

* Expenses are equal to the Fund's expense ratio of 1.02% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Emerging Markets Fund
7

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SSgA
Emerging Markets Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 89.7%
Bermuda - 0.9%
Credicorp, Ltd.	182,095	19,165
VimpelCom, Ltd. - ADR (Æ)	106,405	1,591
		20,756
Brazil - 11.3%
Banco Bradesco SA - ADR (Ñ)	1,184,123	20,876
Banco do Brasil SA	971,680	15,757
BR Malls Participacoes SA	496,963	7,782
Cia de Bebidas das Americas - ADR (Ñ)	144,115	15,952
Cia Paranaense de Energia - ADR (Ñ)	495,115	11,011
Cia Siderurgica Nacional SA - ADR (Ñ)	320,236	4,948
Gol Linhas Aereas Inteligentes SA - ADR (Ñ)	364,477	4,782
Lojas Renner SA	277,300	8,953
MRV Engenharia e Participacoes SA	1,348,135	11,246
Natura Cosmeticos SA	556,200	13,396
OGX Petroleo e Gas Participacoes SA (Æ)	452,200	5,376
PDG Realty SA Empreendimentos e Participacoes	675,472	6,938
Petroleo Brasileiro SA - ADR	1,545,739	48,392
Tractebel Energia SA	509,600	6,740
Usinas Siderurgicas de Minas Gerais SA	213,700	5,614
Vale SA Class B (Ñ)	2,490,948	66,633
Vivo Participacoes SA - ADR	153,832	3,692
		258,088
Cayman Islands - 3.5%
Agile Property Holdings, Ltd. (Ñ)	5,050,000	5,901
Anta Sports Products, Ltd. (Ñ)	2,751,000	5,637
Chaoda Modern Agriculture Holdings, Ltd. (Ñ)	5,338,000	3,980
China High Speed Transmission Equipment Group Co., Ltd. (Ñ)	2,143,000	4,777
China Shineway Pharmaceutical Group, Ltd. (Ñ)	1,009,000	2,646
Golden Eagle Retail Group, Ltd.	2,246,500	5,920
Hengan International Group Co., Ltd.	1,276,000	11,310
Lee & Man Paper Manufacturing, Ltd.	5,786,000	4,017
New Oriental Education & Technology Group - ADR (Æ)(Ñ)	59,578	5,874
Shimao Property Holdings, Ltd. (Ñ)	2,599,000	4,217
Soho China, Ltd. (Ñ)	6,585,500	4,216
Tencent Holdings, Ltd. (Ñ)	925,000	16,922
Xinao Gas Holdings, Ltd.	1,590,000	4,262
		79,679
China - 8.3%
Air China, Ltd. Class H (Æ)	7,993,300	8,529
Bank of China, Ltd. Class H	49,113,000	24,687
BBMG Corp.	1,413,600	1,817

	Principal Amount ($) or Shares	Market Value $
China BlueChemical, Ltd. (Ñ)	2,080,000	1,353
China Citic Bank Corp., Ltd.	7,093,500	4,605
China Coal Energy Co., Ltd.	3,685,300	5,193
China Construction Bank Corp. Class H	37,894,000	31,275
China Life Insurance Co., Ltd. Class H	2,708,000	10,339
China Merchants Bank Co., Ltd. (Ñ)	2,760,500	7,115
China Petroleum & Chemical Corp. Class H (Ñ)	13,501,000	10,692
China Telecom Corp., Ltd. Class H (Ñ)	7,582,000	3,665
Dongfeng Motor Group Co., Ltd. Class H (Ñ)	4,484,000	6,963
Industrial & Commercial Bank of China (Ñ)	30,938,000	22,471
Jiangxi Copper Co., Ltd. Class H (Ñ)	2,231,000	4,841
PetroChina Co., Ltd. Class H	12,310,000	13,356
PICC Property & Casualty Co., Ltd. Class H (Æ)	3,134,000	3,586
Ping An Insurance Group Co. of China, Ltd. Class H (Ñ)	586,500	4,852
Shanghai Electric Group Co., Ltd. Class H (Ñ)	6,906,000	3,063
Weichai Power Co., Ltd. Class H	610,000	5,074
Yanzhou Coal Mining Co., Ltd. Class H (Ñ)	4,308,000	8,839
Zhejiang Expressway Co., Ltd. Class H	3,592,000	3,191
Zijin Mining Group Co., Ltd. Class H (Ñ)	4,735,000	3,275
		188,781
Colombia - 0.6%
BanColombia SA - ADR (Ñ)	80,032	5,140
Ecopetrol SA	3,095,309	5,908
Grupo de Inversiones Suramericana SA	149,792	2,970
		14,018
Cyprus - 0.3%
Globaltrans Investment PLC - GDR	494,110	6,769
Czech Republic - 1.4%
CEZ AS	386,321	16,193
Komercni Banka AS	47,229	9,113
Telefonica O2 Czech Republic AS	249,135	5,596
		30,902
Egypt - 2.0%
Commercial International Bank Egypt SAE	1,612,248	10,893
Egyptian Co. for Mobile Services	88,712	2,706
Egyptian Financial Group-Hermes Holding	665,192	3,402
ElSewedy Electric Co. (Æ)	173,701	2,039
Ezz Steel (Æ)	1,293,267	4,125
Orascom Construction Industries	182,566	8,063

Emerging Markets Fund

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Orascom Construction Industries - GDR	42,000	1,835
Orascom Hotels & Development (Æ)	1	—	±
Orascom Telecom Holding SAE (Æ)	2,648,084	2,455
Orascom Telecom Holding SAE - GDR (Æ)	438,145	2,029
Talaat Moustafa Group (Æ)	2,377,854	3,042
Telecom Egypt	1,504,974	4,445
		45,034
Hong Kong - 3.9%
Beijing Enterprises Holdings, Ltd. (Ñ)	815,000	5,752
China Agri-Industries Holdings, Ltd. (Ñ)	3,277,600	3,986
China Mobile, Ltd.	4,344,700	44,208
China Resources Power Holdings Co., Ltd.	1,240,400	2,736
CNOOC, Ltd.	12,938,500	22,355
Lenovo Group, Ltd. (Ñ)	5,792,000	3,321
Shanghai Industrial Holdings, Ltd. (Ñ)	1,265,000	6,164
		88,522
Hungary - 0.3%
MOL Hungarian Oil and Gas PLC (Æ)	25,921	2,403
OTP Bank PLC (Æ)	99,490	2,104
Richter Gedeon Nyrt.	6,824	1,413
		5,920
India - 2.0%
Axis Bank, Ltd.	75,389	2,133
Bajaj Auto, Ltd.	30,520	1,772
Bharat Heavy Electricals, Ltd.	18,165	929
Dr Reddy's Laboratories, Ltd.	49,652	1,440
GAIL India, Ltd.	134,778	1,324
HDFC Bank, Ltd.	66,110	2,999
Hero Honda Motors, Ltd.	27,462	1,046
Hindalco Industries, Ltd.	451,677	1,598
Housing Development Finance Corp.	191,050	2,547
ICICI Bank, Ltd.	150,383	3,126
Infosys Technologies, Ltd.	97,879	5,647
Infrastructure Development Finance Co., Ltd.	336,373	1,273
ITC, Ltd.	562,032	1,949
Jindal Steel & Power, Ltd.	95,194	1,385
Larsen & Toubro, Ltd.	35,758	1,379
Mahindra & Mahindra, Ltd.	98,703	1,315
Oil & Natural Gas Corp., Ltd.	47,808	1,359
Reliance Industries, Ltd.	246,922	4,825
Sesa Goa, Ltd.	165,827	1,120
Siemens India, Ltd.	63,358	933
Steel Authority of India, Ltd.	170,588	677
Sun Pharmaceutical Industries, Ltd.	6,404	240
Tata Consultancy Services, Ltd.	160,132	2,872

	Principal Amount ($) or Shares	Market Value $
Tata Motors, Ltd.	63,078	1,355
Tata Power Co., Ltd.	19,864	516
Wipro, Ltd.	50,810	432
		46,191
Indonesia - 4.3%
Adaro Energy Tbk PT	15,157,000	3,188
Astra International Tbk PT	3,517,620	18,532
Bank Central Asia Tbk PT	14,480,000	9,296
Bank Mandiri Tbk PT	14,629,000	9,553
Bank Rakyat Indonesia	11,635,000	11,976
Bumi Resources Tbk PT	12,705,000	2,334
Indofood Sukses Makmur Tbk PT	13,525,500	6,811
Perusahaan Gas Negara PT	14,319,500	6,340
Semen Gresik Persero Tbk PT	6,923,500	6,667
Tambang Batubara Bukit Asam Tbk PT	1,880,000	3,641
Telekomunikasi Indonesia Tbk PT	14,982,500	14,344
Unilever Indonesia Tbk PT	1,625,000	2,896
United Tractors Tbk PT	1,267,000	2,580
		98,158
Malaysia - 0.8%
AirAsia BHD (Æ)	833,900	446
Axiata Group BHD (Æ)	991,275	1,412
British American Tobacco Malaysia BHD	19,000	273
CIMB Group Holdings BHD	1,057,600	2,629
DiGi.Com BHD - GDR	147,200	1,160
Genting BHD	260,000	783
Hong Leong Financial Group BHD	159,300	441
IJM Corp. BHD	399,100	635
Kuala Lumpur Kepong BHD	82,800	447
Malayan Banking BHD	870,670	2,328
PLUS Expressways BHD	752,100	1,007
PPB Group BHD	66,500	362
Public Bank BHD	414,174	1,607
Ramunia Holdings BHD (Æ)	97,520	11
Resorts World BHD	504,500	485
RHB Capital BHD	370,900	786
Telekom Malaysia BHD	557,800	627
Tenaga Nasional BHD	531,400	1,500
UMW Holdings BHD	296,300	623
YTL Corp. BHD	79,200	186
		17,748
Mexico - 4.7%
Alfa SAB de CV Class A	631,500	4,339
America Movil SAB de CV Series L	869,003	40,522
Cemex SAB de CV - ADR (Æ)	159,975	1,240
Coca-Cola Femsa SAB de CV - ADR	35,500	2,665
Fomento Economico Mexicano SAB de CV - ADR	137,500	6,696

Emerging Markets Fund

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Grupo Aeroportuario del Pacifico SAB de CV Class B	1,022,900	2,839
Grupo Bimbo SAB de CV Series A (Ñ)	312,300	2,143
Grupo Financiero Banorte SAB de CV Class O (Ñ)	2,136,415	7,686
Grupo Mexico SAB de CV	4,451,110	11,411
Grupo Modelo SAB de CV (Ñ)	712,700	3,786
Grupo Televisa SA - ADR	238,170	4,404
Kimberly-Clark de Mexico SAB de CV Class A	784,000	4,538
Mexichem SAB de CV	1,764,700	4,543
Wal-Mart de Mexico SAB de CV (Ñ)	4,691,500	10,489
		107,301
Netherlands - 0.1%
X5 Retail Group NV - GDR (Æ)	82,311	2,996
Nigeria - 0.1%
Guaranty Trust Bank PLC - GDR (l)	448,108	2,278
Peru - 0.9%
Cia de Minas Buenaventura SA - ADR	512,469	21,185
Philippines - 1.2%
Ayala Land, Inc.	11,640,800	4,209
Bank of the Philippine Islands	3,208,578	3,395
Energy Development Corp.	33,447,000	3,436
First Philippine Holdings Corp.	1,361,000	1,785
Metropolitan Bank & Trust	1,467,800	2,077
Philippine Long Distance Telephone Co. - ADR	115,839	6,246
SM Investments Corp.	368,132	3,839
SM Prime Holdings, Inc.	7,201,000	1,734
		26,721
Poland - 1.2%
Bank Pekao SA	60,558	2,945
KGHM Polska Miedz SA	146,362	4,951
Polski Koncern Naftowy Orlen (Æ)	468,105	5,761
Powszechna Kasa Oszczednosci Bank Polski SA	759,115	9,153
Powszechny Zaklad Ubezpieczen SA	26,203	3,131
Telekomunikacja Polska SA	406,632	2,206
		28,147
Russia - 8.9%
Federal Hydrogenerating Co. (Æ)	37,946,654	1,946
Federal Hydrogenerating Co. - ADR(Æ)	688,874	3,582
Gazprom OAO - ADR	2,855,468	59,108
Luka Kotor AD Kotor - ADR (Æ)	367,185	19,406
LUKOIL OAO	112,289	5,934

	Principal Amount ($) or Shares	Market Value $
Mechel - ADR (Ñ)	243,906	5,549
MMC Norilsk Nickel - ADR	818,551	13,875
Mobile Telesystems OJSC - ADR	111,759	2,331
NovaTek OAO - GDR	116,407	8,544
Polymetal OOO (Æ)	161,885	1,946
Rosneft Oil Co.	1,739,290	11,045
Sberbank of Russian Federation	10,527,531	26,728
Severstal OAO (Æ)	644,207	7,778
Sistema JSFC - GDR	365,597	9,414
Surgutneftegas OJSC	5,393,998	5,062
Tatneft - ADR	230,091	6,875
VTB Bank OJSC	4,633,542,196	11,913
Wimm-Bill-Dann Foods OJSC - ADR	129,295	2,370
		203,406
South Africa - 5.0%
ABSA Group, Ltd.	162,621	2,718
African Rainbow Minerals, Ltd.	186,531	3,902
Anglo Platinum, Ltd. (Æ)(Ñ)	14,899	1,233
Aveng, Ltd.	720,433	3,712
Bidvest Group, Ltd. (Ñ)	190,453	3,517
Exxaro Resources, Ltd. (Ñ)	97,900	1,519
FirstRand, Ltd.	2,070,432	5,427
Gold Fields, Ltd. (Ñ)	360,446	5,181
Growthpoint Properties, Ltd.	1,389,810	3,175
Impala Platinum Holdings, Ltd. (Ñ)	168,486	3,975
Imperial Holdings, Ltd.	311,584	4,314
Investec, Ltd.	380,046	2,856
Kumba Iron Ore, Ltd. (Ñ)	167,267	7,604
Life Healthcare Group Holdings, Ltd.	1,664,564	2,975
Massmart Holdings, Ltd.	151,492	2,516
MTN Group, Ltd. (Ñ)	867,328	14,171
Naspers, Ltd. Class N (Ñ)	49,343	1,992
Remgro, Ltd.	226,415	3,055
RMB Holdings, Ltd.	967,478	4,372
Sanlam, Ltd.	1,072,363	3,385
Sappi, Ltd. (Æ)	184,583	875
Sasol, Ltd.	255,652	9,736
Standard Bank Group, Ltd.	521,564	7,392
Steinhoff International Holdings, Ltd. (Æ)(Ñ)	621,850	1,585
Tiger Brands, Ltd.	97,737	2,395
Truworths International, Ltd.	465,656	3,697
Vodacom Group, Ltd. (Ñ)	289,544	2,422
Woolworths Holdings, Ltd.	1,106,215	3,690
		113,391
South Korea - 11.8%
Amorepacific Corp.	4,378	4,017
Daegu Bank, Ltd.	179,290	2,086
Daelim Industrial Co., Ltd.	79,265	4,985

Emerging Markets Fund

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	90,010	1,749
Dongbu Insurance Co., Ltd.	134,570	3,788
Glovis Co., Ltd.	18,520	2,533
GS Holdings	89,240	3,662
Hana Financial Group, Inc.	211,425	5,440
Honam Petrochemical Corp. (Ñ)	26,010	4,057
Hyundai Department Store Co., Ltd.	38,970	3,901
Hyundai Heavy Industries Co., Ltd. (Ñ)	33,420	7,359
Hyundai Mobis	94,491	17,103
Hyundai Motor Co.	145,238	17,142
Hyundai Steel Co.	65,453	5,896
Industrial Bank of Korea	338,880	4,099
Kangwon Land, Inc.	279,450	5,116
KCC Corp.	7,710	1,916
Korea Exchange Bank	316,140	3,336
Korea Zinc Co., Ltd. (Ñ)	14,461	3,215
KT Corp.	190,000	6,949
KT&G Corp.	79,658	4,053
LG Chem, Ltd.	47,271	13,603
LG Corp. Class H	140,659	10,090
LG Display Co., Ltd.	224,710	6,242
LG Electronics, Inc. Class H (Ñ)	48,919	3,934
LG Household & Health Care, Ltd. (Ñ)	16,391	5,496
POSCO (Ñ)	45,191	18,338
Samsung Electronics Co., Ltd.	100,792	63,557
Samsung Fire & Marine Insurance Co., Ltd.	44,753	7,148
Shinhan Financial Group Co., Ltd.	398,062	15,240
SK Holdings Co., Ltd.	30,620	2,350
SK Telecom Co., Ltd.	67,267	9,061
Woongjin Coway Co., Ltd.	82,560	2,758
		270,219
Taiwan - 8.1%
Acer, Inc.	2,938,112	6,888
Advanced Semiconductor Engineering, Inc.	1,521,914	1,048
Asia Cement Corp.	3,699,888	3,326
Asustek Computer, Inc.	238,183	1,587
AU Optronics Corp. (Æ)	7,956,587	6,868
Catcher Technology Co., Ltd.	674,000	1,490
Cathay Financial Holding Co., Ltd.	2,878,531	4,143
China Steel Corp. Class H	6,622,014	6,264
Chinatrust Financial Holding Co., Ltd.	7,738,404	4,336
Chunghwa Telecom Co., Ltd. (Æ)	1,892,353	3,869
Compal Electronics, Inc.	2,715,951	3,044
Coretronic Corp.	2,235,000	2,993
Delta Electronics, Inc.	1,393,000	5,283
Far Eastern New Century Corp.	4,709,712	5,499
Farglory Land Development Co., Ltd.	517,000	1,117
First Financial Holding Co., Ltd.	5,289,000	3,054

	Principal Amount ($) or Shares	Market Value $
Formosa Petrochemical Corp.	650,960	1,461
Formosa Plastics Corp.	4,955,420	10,983
Fubon Financial Holding Co., Ltd.	6,173,684	7,198
Hon Hai Precision Industry Co., Ltd.	4,637,978	16,361
HTC Corp.	489,055	8,931
MediaTek, Inc.	628,078	8,558
Mega Financial Holding Co., Ltd.	3,834,000	2,316
Pegatron Corp. (Æ)	641,073	803
Pou Chen Corp. Class B	5,157,630	4,162
Powertech Technology, Inc.	1,897,242	5,626
Silitech Technology Corp.	608,207	1,682
Taiwan Cooperative Bank	6,144,600	3,836
Taiwan Fertilizer Co., Ltd. Class H	974,000	2,980
Taiwan Mobile Co., Ltd.	1,549,092	3,047
Taiwan Semiconductor Manufacturing Co., Ltd.	15,935,782	29,301
Tripod Technology Corp.	1,483,595	5,094
U-Ming Marine Transport Corp.	825,000	1,594
Uni-President Enterprises Corp.	1,049,131	1,213
United Microelectronics Corp.	3,452,000	1,401
Wafer Works Corp. (Æ)	1	—	±
Wistron Corp.	3,359,352	5,254
Yuanta Financial Holding Co., Ltd.	6,195,220	3,520
		186,130
Thailand - 2.1%
Advanced Info Service PCL	1,218,967	3,593
Bangkok Bank PCL	970,100	4,572
Banpu PCL	244,950	4,790
BEC World PCL	1,805,022	1,831
Charoen Pokphand Foods PCL	5,377,400	4,382
CP ALL PCL	2,095,128	2,661
Kasikornbank PCL	1,760,800	6,105
Krung Thai Bank PCL	6,302,300	2,860
PTT Aromatics & Refining PCL	1,447,776	1,083
PTT Chemical PCL	233,058	789
PTT Exploration & Production PCL	732,075	3,357
PTT PCL	563,033	4,768
Siam Cement PCL	254,000	2,402
Siam Commercial Bank PCL	1,170,362	3,534
Thai Oil PCL	707,318	995
		47,722
Turkey - 5.1%
Akbank TAS	2,369,427	12,568
Anadolu Efes Biracilik Ve Malt Sanayii AS	311,887	4,187
Arcelik AS	1,025,768	4,870
BIM Birlesik Magazalar AS	222,826	6,092
Haci Omer Sabanci Holding AS	1,609,071	7,271
KOC Holding AS	2,444,639	9,525
Tupras Turkiye Petrol Rafine	400,712	8,987

Emerging Markets Fund

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Turk Telekomunikasyon AS	2,374,617	9,797
Turkiye Garanti Bankasi AS	4,998,192	24,221
Turkiye Halk Bankasi AS	958,052	7,780
Turkiye Is Bankasi Class C	4,103,065	15,047
Yapi ve Kredi Bankasi AS (Æ)	2,401,431	7,171
		117,516
United Kingdom - 0.1%
Anglo American PLC	59,574	2,138
United States - 0.8%
Southern Copper Corp. (Ñ)	570,754	17,260
Total Common Stocks (cost $1,389,725)		2,046,976
Preferred Stocks - 4.2%
Brazil - 3.3%
Banco Bradesco SA	265,958	4,613
Banco do Estado do Rio Grande do Sul	934,583	8,237
Investimentos Itau SA	2,285,108	16,004
Itau Unibanco Holding SA	1,350,237	29,077
Suzano Papel e Celulose SA	603,975	5,488
Ultrapar Participacoes SA	191,800	10,539
		73,958
Russia - 0.2%
Surgutneftegas OJSC	12,328,884	5,135
South Korea - 0.7%
Hyundai Motor Co.	92,800	3,909
LG Electronics, Inc. (Ñ)	19,920	691
Samsung Electronics Co., Ltd.	27,220	12,101
		16,701
Total Preferred Stocks (cost $46,048)		95,794
Warrants & Rights - 0.0%
Malaysia - 0.0%
IJM Land BHD (Æ) 2013 Warrants	85,730	28
Total Warrants & Rights (cost $0)		28
Certificates of Participation - 5.5%
Netherlands - 2.6%
MSCI Daily Total Return Net Emerging Markets India USD (NDEUSIA) (Æ) 2011 Warrants (l)	121,621	59,022

	Principal Amount ($) or Shares	Market Value $
United Kingdom - 0.7%
MSCI Daily TR Net Emerging Markets Hungary Index India USD (NDEUSHG) (Æ) 2011 Warrants	13,099	4,155
MSCI GCC Countries ex Saudi Arabia Net TR USD (Æ)	25,791	10,789
		14,944
United States - 2.2%
MSCI India Index (Æ) 2010 Warrants	62,119	30,401
MSCI Daily Trust Net Emerging Markets India USD (Æ) (l) 2010 Warrants	40,730	19,891
Tata Motors, Ltd. (Æ) 2011 Warrants	46,293	1,023
		51,315
Total Certificates of Participation (cost $116,379)		125,281
Short-Term Investments - 0.4%
United States - 0.4%
SSgA Prime Money Market Fund	9,953,827	9,954
Total Short-Term Investments (cost $9,954)		9,954
Other Securities - 5.7%
State Street Navigator Securities Prime Lending Portfolio (d)	130,884,043	130,884
Total Other Securities (cost $130,884)		130,884
Total Investments - 105.5% (identified cost $1,692,990)		2,408,917
Other Assets and Liabilities, Net - (5.5%)		(125,847)
Net Assets - 100.0%		2,283,070

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands

Industry Diversification	% of Net Assets	Market Value $
Consumer Discretionary	7.0	160,834
Consumer Staples	4.9	111,311
Energy	12.0	274,284
Financials	29.0	660,686
Health Care	0.9	20,024
Industrials	4.3	97,712
Information Technology	9.5	217,945
Materials	15.2	346,095
Telecommunication Services	8.8	200,146
Utilities	2.8	63,687
Warrants & Rights	5.4	125,309
Other Securities	5.7	130,884
Total Investments	105.5	2,408,917
Other Assets and Liabilities, Net	(5.5)	(125,847)
Net Assets	100.0	2,283,070

Geographic Diversification	% of Net Assets	Market Value $
Africa	5.1	115,669
Asia	43.2	986,921
Europe	20.1	459,813
Latin America	25.2	574,985
Middle East	2.0	45,034
Other Regions	3.4	78,529
United Kingdom	0.8	17,082
Other Securities	5.7	130,884
Total Investments	105.5	2,408,917
Other Assets and Liabilities, Net	(5.5)	(125,847)
Net Assets	100.0	2,283,070

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Counter Party	Settlement Date	Unrealized Appreciation (Depreciation) $
USD	1,418	ZAR	10,449	Bank of America	09/02/10	(1)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1)

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund
14

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands

Index Swap Contracts

Fund Receives Underlying Security	Counter Party	Notional Amount $	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
MSCI Hungary Gross Dividends Reinvested	Goldman Sachs	1,660	3 Month USD LIBOR- BBA minus 1.75%	09/16/10	98
MSCI Hungary Gross Dividends Reinvested	Barclays Bank	18,822	3 Month USD LIBOR- BBA minus 0.45%	05/04/11	(1,149)
Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts					(1,051)

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund
15

SSgA
Emerging Markets Fund

Presentation of Portfolio Holdings — August 31, 2010

Amounts in thousands

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Bermuda	$20,756	$—	$—	$20,756	0.9
Brazil	258,088	—	—	258,088	11.3
Cayman Islands	79,679	—	—	79,679	3.5
China	183,929	—	4,852	188,781	8.3
Colombia	14,018	—	—	14,018	0.6
Cyprus	6,769	—	—	6,769	0.3
Czech Republic	30,902	—	—	30,902	1.4
Egypt	45,034	—	—	45,034	2.0
Hong Kong	88,522	—	—	88,522	3.9
Hungary	5,920	—	—	5,920	0.3
India	46,191	—	—	46,191	2.0
Indonesia	98,158	—	—	98,158	4.3
Malaysia	17,748	—	—	17,748	0.8
Mexico	107,301	—	—	107,301	4.7
Netherlands	2,996	—	—	2,996	0.1
Nigeria	2,278	—	—	2,278	0.1
Peru	21,185	—	—	21,185	0.9
Philippines	26,721	—	—	26,721	1.2
Poland	28,147	—	—	28,147	1.2
Russia	203,406	—	—	203,406	8.9
South Africa	113,391	—	—	113,391	5.0
South Korea	270,219	—	—	270,219	11.8
Taiwan	186,130	—	—	186,130	8.1
Thailand	47,722	—	—	47,722	2.1
Turkey	117,516	—	—	117,516	5.1
United Kingdom	2,138	—	—	2,138	0.2
United States	17,260	—	—	17,260	0.8
Preferred Stocks	95,794	—	—	95,794	4.2
Warrants & Rights	28	—	—	28	—	*
Certificates of Participation	—	125,281	—	125,281	5.4
Short-Term Investments	9,954	—	—	9,954	0.4
Other Securities	130,884	—	—	130,884	5.7
Total Investments	$2,278,784	$125,281	$4,852	$2,408,917	105.5
Other Assets and Liabilities, Net					(5.5)
					100.0
Foreign Currency Exchange Contracts	(1)	—	—	(1)	—	*
Index Swap Contracts	9,706	(10,757)	—	(1,051)	—	*
Total Other Financial Instruments**	$9,705	$(10,757)	$—	$(1,052)

* Less than .05% of net assets.

**Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

Emerging Markets Fund
Balance as of 09/01/09	$—
Accrued discounts(premiums)	—
Realized gain(loss)	4,881
Net change in unrealized appreciation(depreciation) from investments still held as of 08/31/2010	(4,010)
Net purchases (sales)	(6,094)
Net transfers in and/or out of Level 3	10,075
Balance as of 08/31/10	$4,852

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund
16

SSgA

International Stock Selection Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests in:  Primarily equity securities of foreign issuers.

Strategy:  The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

International Stock Selection Fund – Institutional Class

Period Ended 8/31/10	Total Return
1 Year	(1.85)%
5 Years	0.19	%+
10 Years	1.74	%+

International Stock Selection Fund – Class R‡

Period Ended 8/31/10	Total Return
1 Year	(2.19)%
5 Years	(0.25	)%+
10 Years	1.29	%+

MSCI® EAFE® Index (Net dividend)#

Period Ended 8/31/10	Total Return
1 Year	(2.34)%
5 Years	0.96	%+
10 Years	1.10	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total gross expense ratio for the International Stock Selection Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 are 1.16% and 1.60%, respectively.

See related Notes on following page.

International Stock Selection Fund
17

SSgA

International Stock Selection Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA International Stock Selection Fund (the "Fund") seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI® EAFE® (Morgan Stanley Capital International Europe, Australasia, Far East) (Net Dividend) Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total returns for the Institutional Class and Class R of the Fund were -1.85% and -2.18% respectively, and the total return for the Index was -2.34%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Stock market returns were broadly positive during the final four months of 2009 thanks to a recovery in economic prospects and investors' appetite for riskier investments. Investors moved away from broad sector and macroeconomic themes to focus on individual stocks. For the quantitative stock selection model employed for the Fund, this meant strength in growth factors as investors tried to find firms likely to outperform their peers and increase earnings. Earnings outlook, which measures analyst sentiment, was one of the best performing factors for the quarter along with growth capability, another measurement of long-term growth prospects. Cash-based valuation factors performed poorly in comparison. Forward earnings to price was the best-performing factor through the fourth quarter.

During the first quarter of 2010, global financial markets showed resilience. However, they were rattled by Asian inflation and monetary tightening as well as concerns about European government debt and Eurozone growth prospects.

Global markets paused in the second quarter amid growing concern that the economic recovery was faltering. However, the Fund recovered some relative ground in July and August when equities snapped back sharply, thanks to positive economic data. This buoyant mood began to dissipate when US employment figures came in weaker than expected in early August.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund's outperformance of its benchmark was driven by stock selection. At the sector level, health care and materials were the strongest relative performers. Strong performance in health care was led by overweight positions in drug developers Novo Nordisk and Shire. Novo Nordisk performed well its diabetes care products drove earnings growth. Shire benefited from strong sales of attention-deficit/hyperactivity disorder drugs in the United States. Within the materials sector, overweight positions in Swedish metal producer Boliden and Australian fertilizer manufacturer Incitec Pivot were the leading contributors.

Poor stock selection partially offset these results. At the sector level, energy and consumer discretionary were the leading detractors. Within energy, the biggest detractor was the Fund's overweight position in BP, which was hurt by the oil spill in the Gulf of Mexico. BP was one of the Fund's highest ranked stocks at the start of the second quarter, and was a large overweight position pre-spill. CGGVeritas another highly ranked energy firm, fell on soft earnings resulting from a drop in demand for seismic testing equipment and services for oil and gas exploration. Within the consumer discretionary sector, overweights to Japan's Sony and auto parts maker Stanley Electric were the leading detractors.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

International Stock Selection Fund
18

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International Stock Selection Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The MSCI® EAFE® Net Dividend Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010, the MSCI EAFE Index consisted of 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is unmanaged and cannot be invested in directly.

  +  Annualized.

  ‡  Performance for the International Stock Selection Fund Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information The Prospectus contains further information and details regarding these risks.

International Stock Selection Fund
19

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International Stock Selection Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$961.80	$1,020.16
Expenses Paid During Period *	$4.94	$5.09

* Expenses are equal to the Fund's expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Class R	Actual Performance	Hypothetical Performance (5% return before expense)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$959.40	$1,018.05
Expenses Paid During Period *	$7.01	$7.22

* Expenses are equal to the Fund's expense ratio of 1.42% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

International Stock Selection Fund
20

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International Stock Selection Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 98.5%
Australia - 7.1%
AGL Energy, Ltd. (Ñ)	450,812	6,024
Coca-Cola Amatil, Ltd.	346,660	3,680
Goodman Group (ö) (Ñ)	9,561,846	5,402
Incitec Pivot, Ltd.	2,460,957	7,379
Rio Tinto, Ltd. (Ñ)	363,838	22,689
Stockland (ö)	2,205,811	7,732
TABCORP Holdings, Ltd. (Ñ)	1,114,899	6,338
Wesfarmers, Ltd. (Ñ)	188,009	5,346
Westfield Group (ö)	914,087	10,174
		74,764
Belgium - 0.9%
Delhaize Group SA	147,869	9,917
Denmark - 4.6%
Carlsberg A/S Class B	107,605	10,138
Danisco A/S (Ñ)	141,960	10,244
Danske Bank A/S (Æ)	470,986	10,479
Novo Nordisk A/S Series B Class B	214,360	18,391
		49,252
Finland - 1.4%
UPM-Kymmene OYJ	1,112,070	15,262
France - 7.7%
BNP Paribas	293,034	18,333
Eutelsat Communications	91,920	3,305
Havas SA	1,344,857	6,169
L'Oreal SA	77,528	7,712
PPR	46,833	6,098
Renault SA (Æ)	175,263	7,121
Rhodia SA	294,249	5,530
Sanofi-Aventis SA	138,465	7,944
Schneider Electric SA	139,641	14,810
SCOR SE	215,482	4,687
		81,709
Germany - 8.4%
Allianz SE	152,954	15,689
BASF SE	333,841	17,614
Daimler AG (Æ)	103,457	5,029
Deutsche Bank AG	275,885	17,334
Deutsche Post AG	298,490	4,881
Muenchener Rueckversicherungs AG	61,057	7,799
Siemens AG	222,053	20,199
		88,545

	Principal Amount ($) or Shares	Market Value $
Hong Kong - 1.7%
Hongkong Electric Holdings, Ltd. (Ñ)	1,745,500	10,603
Swire Pacific, Ltd.	600,000	7,231
		17,834
Italy - 2.7%
Enel SpA	3,280,158	15,629
Finmeccanica SpA	234,799	2,358
Telecom Italia SpA	7,573,776	10,241
		28,228
Japan - 23.5%
Asahi Glass Co., Ltd. (Ñ)	722,000	7,047
Canon, Inc.	196,200	7,999
Central Japan Railway Co.	1,190	9,604
Chubu Electric Power Co., Inc.	715,000	18,834
Daicel Chemical Industries, Ltd.	1,750,000	10,728
Daiwa House Industry Co., Ltd.	535,000	5,018
Denso Corp.	190,700	5,171
FUJIFILM Holdings Corp.	259,800	7,886
Fujitsu, Ltd.	1,392,000	9,643
Hitachi, Ltd.	1,063,000	4,302
Honda Motor Co., Ltd.	178,500	5,905
ITOCHU Corp.	237,300	1,938
Kao Corp.	150,200	3,492
Marubeni Corp.	1,038,000	5,350
Mitsubishi Corp.	462,200	9,903
Mitsubishi Electric Corp.	1,012,000	8,071
Mitsubishi UFJ Financial Group, Inc.	2,197,400	10,489
Mitsui & Co., Ltd.	333,200	4,335
Mitsumi Electric Co., Ltd.	169,300	2,374
Mizuho Financial Group, Inc.	7,926,000	12,171
Murata Manufacturing Co., Ltd.	136,600	6,488
Nippon Telegraph & Telephone Corp.	310,600	13,402
Nissan Motor Co., Ltd.	1,117,300	8,538
NTT Data Corp. Class H	2,016	6,306
NTT DoCoMo, Inc.	4,198	7,106
ORIX Corp. (Ñ)	85,540	6,435
Osaka Gas Co., Ltd.	2,101,000	7,928
Sega Sammy Holdings, Inc. (Ñ)	218,600	3,245
Sekisui Chemical Co., Ltd.	527,000	3,092
Sony Corp.	93,900	2,647
Sumitomo Electric Industries, Ltd.	436,600	4,693
Sumitomo Mitsui Financial Group, Inc. (Ñ)	535,200	15,933
Tokyo Electron, Ltd.	132,600	6,219
Toyota Motor Corp.	180,300	6,138
		248,430
Netherlands - 3.9%
ING Groep NV (Æ)	579,935	5,158
Koninklijke Ahold NV	681,801	8,394

International Stock Selection Fund
21

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International Stock Selection Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Koninklijke DSM NV	153,818	6,392
Koninklijke Philips Electronics NV	422,815	11,847
Randstad Holding NV (Æ)	87,424	3,249
Unilever NV	224,665	6,017
		41,057
Norway - 1.2%
Marine Harvest ASA (Ñ)	5,918,103	4,515
Statoil ASA (Ñ)	458,374	8,612
		13,127
Singapore - 0.8%
Singapore Airlines, Ltd.	744,000	8,286
Spain - 3.0%
Banco Bilbao Vizcaya Argentaria SA (Ñ)	410,945	4,956
Banco Santander SA	843,750	9,887
Repsol YPF SA	739,298	16,878
		31,721
Sweden - 1.9%
Securitas AB	332,119	3,058
Svenska Handelsbanken AB (Ñ)	128,158	3,346
Tele2 AB	737,633	13,273
		19,677
Switzerland - 7.2%
Cie Financiere Richemont SA	197,741	7,686
Nestle SA	733,166	37,985
Roche Holding AG	31,745	4,315
Swiss Life Holding AG (Æ)	19,689	2,054
Swisscom AG	20,043	7,794
UBS AG (Æ)	956,331	16,183
		76,017
United Kingdom - 22.0%
Anglo American PLC	160,930	5,775
AstraZeneca PLC (Ñ)	437,305	21,649
Aviva PLC	1,465,980	8,521
Barclays PLC	3,740,270	17,346
BP PLC	2,128,543	12,424
BT Group PLC	4,331,871	8,849
Compass Group PLC	691,802	5,660
GlaxoSmithKline PLC	721,035	13,502
HSBC Holdings PLC	1,936,010	19,113
Investec PLC	1,014,668	7,319
Kingfisher PLC	1,012,869	3,177
Legal & General Group PLC	9,186,528	13,053
Logica PLC	3,479,367	5,790

	Principal Amount ($) or Shares	Market Value $
Meggitt PLC	944,099	3,856
Next PLC	171,598	5,211
Rexam PLC	2,101,887	9,755
Royal Bank of Scotland Group PLC (Æ)	17,236,693	11,785
Royal Dutch Shell PLC Class A (Ñ)	1,390,293	36,954
Shire PLC	603,486	13,013
Smith & Nephew PLC	567,896	4,721
Xstrata PLC	347,069	5,461
		232,934
United States - 0.5%
Synthes, Inc. (Æ)(Ñ)	45,334	5,001
Total Common Stocks (cost $1,010,395)		1,041,761
Preferred Stocks - 0.8%
Germany - 0.8%
ProSiebenSat.1 Media AG	481,937	8,654
Total Preferred Stocks (cost $6,295)		8,654
Short-Term Investments - 0.0%
United States - 0.0%
SSgA Prime Money Market Fund	326,573	327
Total Short-Term Investments (cost $327)		327
Other Securities - 3.7%
State Street Navigator Securities Prime Lending Portfolio (d)	39,190,403	39,190
Total Other Securities (cost $39,190)		39,190
Total Investments - 103.0% (identified cost $1,056,207)		1,089,932
Other Assets and Liabilities, Net - (3.0%)		(31,814)
Net Assets - 100.0%		1,058,118

See accompanying notes which are an integral part of the financial statements.

International Stock Selection Fund
22

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International Stock Selection Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands

Industry Diversification	% of Net Assets	Market Value $
Consumer Discretionary	10.7	113,162
Consumer Staples	10.2	107,754
Energy	7.1	74,868
Financials	25.4	268,936
Health Care	8.4	88,536
Industrials	9.8	104,200
Information Technology	5.4	56,666
Materials	10.7	113,632
Telecommunication Services	6.0	63,970
Utilities	5.6	59,018
Other Securities	3.7	39,190
Total Investments	103.0	1,089,932
Other Assets and Liabilities, Net	(3.0)	(31,814)
Net Assets	100.0	1,058,118

Geographic Diversification	% of Net Assets	Market Value $
Asia	9.5	100,884
Europe	43.8	463,166
Japan	23.5	248,430
Other Regions	0.5	5,328
United Kingdom	22.0	232,934
Other Securities	3.7	39,190
Total Investments	103.0	1,089,932
Other Assets and Liabilities, Net	(3.0)	(31,814)
Net Assets	100.0	1,058,118

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Counter Party	Settlement Date	Unrealized Appreciation (Depreciation) $
JPY	171,759	USD	2,027	Goldman Sachs	09/01/10	(18)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(18)

See accompanying notes which are an integral part of the financial statements.

International Stock Selection Fund
23

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International Stock Selection Fund

Presentation of Portfolio Holdings — August 31, 2010

Amounts in thousands

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Australia	$74,764	$—	$—	$74,764	7.1
Belgium	9,917	—	—	9,917	0.9
Denmark	49,252	—	—	49,252	4.6
Finland	15,262	—	—	15,262	1.4
France	81,709	—	—	81,709	7.7
Germany	88,545	—	—	88,545	8.4
Hong Kong	17,834	—	—	17,834	1.7
Italy	28,228	—	—	28,228	2.7
Japan	248,430	—	—	248,430	23.5
Netherlands	41,057	—	—	41,057	3.9
Norway	13,127	—	—	13,127	1.2
Singapore	8,286	—	—	8,286	0.8
Spain	31,721	—	—	31,721	3.0
Sweden	19,677	—	—	19,677	1.9
Switzerland	76,017	—	—	76,017	7.2
United Kingdom	232,934	—	—	232,934	22.0
United States	5,001	—	—	5,001	0.5
Preferred Stocks	8,654	—	—	8,654	0.8
Short-Term Investments	327	—	—	327	—	*
Other Securities	39,190	—	—	39,190	3.7
Total Investments	$1,089,932	$—	$—	$1,089,932	103.0
Other Assets and Liabilities, Net					(3.0)
					100.0
Foreign Currency Exchange Contracts	(18)		—	(18)	(—	)*
Total Other Financial Instruments**	$(18)	$—	$—	$(18)

* Less than .05% of net assets

** Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

International Stock Selection Fund
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International Equity Funds

Notes to Schedules of Investments — August 31, 2010

Footnotes

(Æ)  Non-income producing security.

(Ê)  Adjustable or floating rate security.

(§)  All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.

(å)  Cash collateral balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

(ÿ)  Rate noted is yield-to-maturity from date of acquisition.

(ç)  Fair value is at amortized cost, which approximates market.

(Ñ)  All or a portion of the shares of this security are on loan.

(l)  Restricted security (144) or 4(2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.

(d)  Affiliate; the security is purchased with the cash collateral from the securities loaned.

(ß)  Illiquid security.

(ö)  Real Estate Investment Trust (REIT).

±  Less than $500.

Abbreviations

ADR - American Depositary Receipt

ADS - American Depositary Share

CME - Chicago Mercantile Exchange

CVO - Contingent Value Obligation

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

PIK - Payment in Kind

Foreign Currency Abbreviations

ARS - Argentine peso

AUD - Australian dollar

BRL - Brazilian real

CAD - Canadian dollar

CHF - Swiss franc

CLP - Chilean peso

CNY - Chinese renminbi yuan

COP - Colombian peso

CRC - Costa Rica colon

CZK - Czech koruna

DKK - Danish krone

EGP - Egyptian pound

EUR - Euro

GBP - British pound sterling

HKD - Hong Kong dollar

HUF - Hungarian forint

IDR - Indonesian rupiah

IEP - Irish pundt

ILS - Israeli shekel

INR - Indian rupee

JPY - Japanese yen

KES - Kenyan schilling

KRW - South Korean won

MXN - Mexican peso

MYR - Malaysian ringgit

PEN - Peruvian nouveau sol

PHP - Philippine peso

PLN - Polish zloty

RUB - Russian ruble

SEK - Swedish krona

SGD - Singapore dollar

SKK - Slovakian koruna

THB - Thai baht

TRY - Turkish lira

USD - United States dollar

VEB - Venezuelan bolivar

VND - Vietnam dong

ZAR - South African rand

Notes to Schedules of Investments
25

SSgA
International Equity Funds

Statements of Assets and Liabilities — August 31, 2010

Amounts in thousands	Emerging Markets Fund	International Stock Selection Fund
Assets
Investments, at identified cost	$1,692,990	$1,056,207
Investments, at market*	2,408,917	1,089,932
Cash (restricted)	1,280	—
Foreign currency holdings**	4,174	5,305
Receivables:
Dividends and interest	5,141	2,623
Investments sold	3,738	—
Fund shares sold	1,910	886
Foreign taxes recoverable	—	923
From Advisor	744	488
Prepaid expenses	47	22
Unrealized appreciation on index swap contracts	98	—
Total assets	2,426,049	1,100,179
Liabilities
Payables:
Due to Broker	260	—
Investments purchased	3,797	—
Fund shares redeemed	2,479	1,855
Accrued fees to affiliates	2,096	929
Other accrued expenses	84	69
Deferred tax liability	2,229	—
Unrealized depreciation on foreign currency exchange contracts	1	18
Payable upon return of securities loaned	130,884	39,190
Unrealized depreciation on index swap contracts	1,149	—
Total liabilities	142,979	42,061
Net Assets	$2,283,070	$1,058,118
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$23,897	$18,408
Accumulated net realized gain (loss)	(380,726)	(713,391)
Unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund - net of deferred tax liability for foreign capital gains taxes)	713,698	33,725
Index swap contracts	(1,051)	—
Foreign currency-related transactions	(23)	36
Shares of beneficial interest	119	120
Additional paid-in capital	1,927,156	1,719,220
Net Assets	$2,283,070	$1,058,118

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities
26

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International Equity Funds

Statements of Assets and Liabilities, continued — August 31, 2010

	Emerging Markets Fund	International Stock Selection Fund
Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class***	$19.20		$8.81
Net assets	$1,328,719,705		$1,055,967,459
Shares outstanding ($.001 par value)	69,196,917		119,839,856
Net asset value per share: Class R***			$8.74
Net assets	$—		$2,151,019
Shares outstanding ($.001 par value)	—		246,162
Net asset value per share: Select Class***	$19.28	$
Net assets	$954,349,962	$
Shares outstanding ($.001 par value)	49,499,624
Amounts in thousands
* Securities on loan included in investments	$181,741		$70,165
** Foreign currency holdings - cost	$4,185		$5,291
*** Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities
27

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International Equity Funds

Statements of Operations — For the Period Ended August 31, 2010

Amounts in thousands	Emerging Markets Fund	International Stock Selection Fund
Investment Income
Dividends	$58,935	$39,507
Dividends from affiliated money market fund	116	2
Interest	30	3
Securities lending income	703	1,521
Less foreign taxes withheld	(6,766)	(3,381)
Total investment income	53,018	37,652
Expenses
Advisory fees	18,990	9,570
Administrative fees	1,393	702
Custodian fees	3,754	692
Distribution fees - Institutional Class	2,533	2,713
Distribution fees - Class R	—	4
Transfer agent fees	582	465
Professional fees	84	63
Registration fees	69	75
Shareholder servicing fees - Institutional Class	1,114	434
Shareholder servicing fees - Class R	—	13
Shareholder servicing fees - Select Class	264	—
Trustees' fees	79	46
Insurance fees	50	26
Printing fees	154	75
Miscellaneous	25	42
Expenses before reductions	29,091	14,920
Expense reductions	(99)	(2,149)
Net expenses	28,992	12,771
Net investment income (loss)	24,026	24,881
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Emerging Markets Fund - net of foreign capital gains taxes)	262,538	20,763
Futures contracts	5,895	(389)
Index swap contracts	24,938	—
Foreign currency-related transactions	(679)	(312)
Net realized gain (loss)	292,692	20,062
Net change in unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund - net of deferred tax liability for foreign capital gains taxes)	132,227	(49,840)
Futures contracts	(647)	25
Index swap contracts	(9,601)	—
Foreign currency-related transactions	(201)	(32)
Net change in unrealized appreciation (depreciation)	121,778	(49,847)
Net realized and unrealized gain (loss)	414,470	(29,785)
Net Increase (Decrease) in Net Assets from Operations	$438,496	$(4,904)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations
28

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International Equity Funds

Statements of Changes In Net Assets — For the Periods Ended August 31,

	Emerging Markets Fund		International Stock Selection Fund
Amounts in thousands	2010	2009	2010	2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,026	$43,262	$24,881	$38,166
Net realized gain (loss)	292,692	(636,104)	20,062	(540,979)
Net change in unrealized appreciation (depreciation)	121,778	66,288	(49,847)	147,946
Net increase (decrease) in net assets from operations	438,496	(526,554)	(4,904)	(354,867)
Distributions
From net investment income
Institutional Class	(33,555)	—	(40,238)	(33,824)
Class R	—	—	(70)	(42)
Select Class	(27,077)	—	—	—
From realized gain
Institutional Class	—	(138,780)	—	—
Class R	—	—	—	—
Select Class	—	(91,382)	—	—
Net decrease in net assets from distributions	(60,632)	(230,162)	(40,308)	(33,866)
Share Transactions
Net increase (decrease) in net assets from share transactions	(630,847)	138,036	(424,228)	89,923
Total Net Increase (Decrease) in Net Assets	(252,983)	(618,680)	(469,440)	(298,810)
Net Assets
Beginning of period	2,536,053	3,154,733	1,527,558	1,826,368
End of period	$2,283,070	$2,536,053	$1,058,118	$1,527,558
Undistributed (overdistributed) net investment income included in net assets	$23,897	$29,185	$18,408	$33,473

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets
29

SSgA
International Equity Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions	$ Redemption Fees added to Additional Paid-in Capital
Emerging Markets Fund
Institutional Class
August 31, 2010	16.61	.17	2.81	2.98	(.39)	—	(.39)	—
August 31, 2009	22.72	.27	(4.71)	(4.44)	—	(1.67)	(1.67)	—
August 31, 2008	28.86	.40	(3.59)	(3.19)	(.92)	(2.03)	(2.95)	—
August 31, 2007	21.18	.33	8.79	9.12	(.33)	(1.11)	(1.44)	—	(e)
August 31, 2006	17.47	.26	5.00	5.26	(.48)	(1.09)	(1.57)	.02
Select Class
August 31, 2010	16.67	.21	2.82	3.03	(.42)	—	(.42)	—
August 31, 2009	22.75	.30	(4.71)	(4.41)	—	(1.67)	(1.67)	—
August 31, 2008	28.89	.46	(3.59)	(3.13)	(.98)	(2.03)	(3.01)	—
August 31, 2007	21.20	.39	8.79	9.18	(.38)	(1.11)	(1.49)	—	(e)
August 31, 2006 (1)	21.48	.20	(.48)	(.28)	—	—	—	—	(e)
International Stock Selection Fund
Institutional Class
August 31, 2010	9.24	.18	(.33)	(.15)	(.28)	—	(.28)	—
August 31, 2009	11.79	.24	(2.57)	(2.33)	(.22)	—	(.22)	—
August 31, 2008	14.71	.27	(2.52)	(2.25)	(.33)	(.34)	(.67)	—
August 31, 2007	12.88	.33	2.05	2.38	(.19)	(.36)	(.55)	—	(e)
August 31, 2006	10.54	.26	2.56	2.82	(.15)	(.33)	(.48)	—	(e)
Class R
August 31, 2010	9.17	.15	(.33)	(.18)	(.25)	—	(.25)	—
August 31, 2009	11.68	.21	(2.55)	(2.34)	(.17)	—	(.17)	—
August 31, 2008	14.60	.27	(2.55)	(2.28)	(.30)	(.34)	(.64)	—
August 31, 2007	12.80	.28	2.01	2.29	(.13)	(.36)	(.49)	—	(e)
August 31, 2006	10.47	.21	2.53	2.74	(.08)	(.33)	(.41)	—	(e)

(1)  For the period March 2, 2006 (commencement of sale) to August 31, 2006.
(a)  Per share data are based on average shares outstanding.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.
(d)  May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.
(e)  Less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
30

	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(d)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(d)	% Portfolio Turnover Rate(b)
Emerging Markets Fund
Institutional Class
August 31, 2010	19.20	17.98	1,328,720	1.24	1.24	.87	63
August 31, 2009	16.61	(16.50)	1,453,575	1.20	1.21	1.99	61
August 31, 2008	22.72	(13.53)	1,949,537	1.24	1.25	1.39	42
August 31, 2007	28.86	45.69	2,582,843	1.25	1.27	1.35	39
August 31, 2006	21.18	33.09	1,358,140	1.25	1.28	1.29	37
Select Class
August 31, 2010	19.28	18.24	954,350	1.01	1.02	1.09	63
August 31, 2009	16.67	(16.33)	1,082,478	.98	.99	2.22	61
August 31, 2008	22.75	(13.33)	1,205,196	1.02	1.03	1.64	42
August 31, 2007	28.89	46.00	1,301,424	1.04	1.06	1.59	39
August 31, 2006 (1)	21.20	(1.30)	546,536	1.06	1.12	2.01	37
International Stock Selection Fund
Institutional Class
August 31, 2010	8.81	(1.85)	1,055,967	1.00	1.17	1.95	83
August 31, 2009	9.24	(19.46)	1,525,020	1.00	1.16	3.04	122
August 31, 2008	11.79	(16.20)	1,823,516	1.00	1.19	1.94	75
August 31, 2007	14.71	19.07	3,168,823	1.00	1.18	2.29	54
August 31, 2006	12.88	27.98	1,014,605	1.00	1.20	2.21	60
Class R
August 31, 2010	8.74	(2.19)	2,151	1.43	1.60	1.56	83
August 31, 2009	9.17	(19.82)	2,537	1.44	1.60	2.65	122
August 31, 2008	11.68	(16.46)	2,852	1.32	1.51	2.04	75
August 31, 2007	14.60	18.41	1,135	1.49	1.67	1.95	54
August 31, 2006	12.80	27.28	265	1.49	1.69	1.77	60

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
31

SSgA

International Equity Funds

Notes to Financial Statements — August 31, 2010

1.  Organization

The SSgA Funds (the "Investment Company") is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2010. These financial statements report on two funds: the SSgA Emerging Markets Fund and SSgA International Stock Selection Fund, each a "Fund" and collectively referred to as the "Funds," each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

Class R shares of International Stock Selection Fund, which became effective July 31, 2003, may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor.

Select Class shares of the Emerging Markets Fund, which became effective November 28, 2005, may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company or State Street Global Markets LLC to offer shares ("Select Intermediaries"). Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the State Street Global Markets LLC with respect to investments of its accounts in the Select Class.

2.  Significant Accounting Policies

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

Securities traded on a foreign national securities exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price on the primary exchange on which the security is traded. Securities traded on a domestic securities exchange or where markets do not offer an official closing price, are valued at the last sale price. In the absence of an official closing or last sale price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Futures contracts are valued on the basis of settlement price established on the exchange on which they are traded. Index swap contracts are valued on the basis of the daily closing value of the underlying securities. Investments in other mutual funds are valued at the net asset value ("NAV") per share.

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with Fair Value Procedures adopted by the Board. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) State Street Bank and Trust Company (the "Custodian"), or Russell Fund Services Company, (the "Administrator"), determines that a market quotation is inaccurate.

Notes to Financial Statements
32

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' NAV fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of fund shares is determined may be reflected in the Investment Company's calculation of NAV for each applicable fund when the Investment Company deems that the particular event or circumstance would materially affect such fund's NAV.

Because foreign securities can trade on days on which the New York Stock Exchange is not open for regular trading, the NAV of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

Fair value of securities is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — quoted prices (unadjusted) in active markets for identical investments

•  Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data. Included are the following:

•  common stocks traded or quoted only on inactive markets

•  privately placed bonds whose values are derived from a similar bond that is publicly traded

•  interest rate swaps valued based on compilation of primarily observable swap curves incorporated into a model or matrix price

•  euro commercial paper valued at amortized cost which approximates market and is not priced daily or a broker quote in a non-active market with inputs incorporated into a model or matrix price

•  non registered mutual funds that are daily priced, but not publicly traded

•  currency forwards valued based on a compilation of primarily observable market currency spot rates incorporated into a model or matrix price

•  corporate bonds and notes, domestic commercial paper, time deposits, U.S. Government Agencies, U.S. Treasury and Yankee Certificates of Deposit using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs incorporated into a model or matrix price

•  mortgage-related and other asset backed securities are valued based on evaluators analyzing features such as the pricing speed, spread and volatility in order to confirm the deal structure. Spreads and other information solicited from Wall Street buy and sell-side sources, including primary and secondary dealers, portfolio managers, and research analysts are used as model inputs. Using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs are incorporated into a model or matrix price (security characteristics including coupon rates and maturity dates are disclosed in the Statement of Investments).

Notes to Financial Statements
33

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•  Level 3 — significant unobservable inputs including a Fund's own assumptions in determining the fair value of investments. Included are the following:

•  OTC securities using the Company's own data/models

•  prices with significant haircuts applied

•  staled securities — fair valuation procedures are applied

•  securities that have broken tolerance outlined in the Board-approved securities valuation procedures

•  no current market quotations — fair valuation procedures are applied

•  unreliable prices — fair valuation procedures are applied

Level 3 investments include positions with prices not derived from existing market data. As such, Level 3 assets typically involve the use of financial models, such as discounted cash flow analysis for investments in privately held companies, or other non-market based methods to determine an investment's Fair Value. One may consider Level 3 investments as those that cannot be quickly liquidated for their stated market value.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The levels associated with valuing the Funds' investments for the period ended August 31, 2010 are disclosed in the Presentation of Portfolio Holdings following the Schedule of Investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income is recorded daily on the accrual basis. Withholding taxes on foreign dividend interest and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (losses) of the other Funds.

It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2010, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds' U.S. tax returns filed August 31, 2007 through August 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
34

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

At August 31, 2010 the following Fund had a net tax basis capital loss carryover, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	08/31/2017	08/31/2018	Total
Emerging Markets	$175,079,011	$202,223,396	$377,302,407
International Stock Selection	274,339,098	428,387,874	702,726,972

As of August 31, 2010, the Funds aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

	Emerging Markets	International Stock Selection
Cost of Investments for Tax Purposes	$1,720,892,049	$1,064,704,346
Gross Tax Unrealized Appreciation	760,341,541	67,400,970
Gross Tax Unrealized Depreciation	(72,316,281)	(42,173,678)
Net Tax Unrealized Appreciation (Depreciation)	$688,025,260	$25,227,292
Components of Distributable Earnings
Undistributed Ordinary Income	$47,314,616	$22,054,773
Capital Loss Carryforward	$(377,302,407)	$(702,726,972)
Tax Composition of Distributions
Ordinary Income	$60,630,833	$40,307,978

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2009 to August 31, 2010, and treat it as arising in the fiscal year 2011. As of August 31, 2010, the Funds realized a capital loss as follows:

Emerging Markets	$—
International Stock Selection	5,830,926

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Funds declare and pay dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for GAAP purposes. Permanent differences between book and tax accounting are reclassified to paid-in-capital. The differences between federal tax regulations and GAAP are primarily due to investments in swaps, futures, forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all Funds of the Investment Company based principally on their relative average net assets.

The Emerging Markets Fund offers Select Class shares and the International Stock Selection Fund offers Class R shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Notes to Financial Statements
35

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a)  Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)  Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains (losses) from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities resulting from changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of a Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Emerging Markets Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. This Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at August 31, 2010. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for the Fund. The amounts related to capital gain taxes are included in net realized gain (loss) on investments in the Statement of Operations for the Fund.

Fund	Deferred Tax Liability	Capital Gains Taxes
Emerging Markets	$2,229,259	$1,372,273

Derivatives

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds' use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objective.

The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn "market-like" returns with the Funds' excess and liquidity reserve cash balances. Hedging is used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist in meeting the Funds' investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Notes to Financial Statements
36

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

The fair values of the Funds Derivative Instruments as shown on the Statement of Assets and Liabilities, categorized by risk exposure for the period ended August 31, 2010 were as follows:

(Amounts in thousands)

	Emerging Markets		International Stock Selection
Derivatives not accounted for as hedging instruments under Statement 133	Equity Contracts	Foreign Currency Contracts	Equity Contracts	Foreign Currency Contracts
Location
Statement of Assets and Liabilities — Assets
Unrealized appreciation on index swap contracts	$98	$—	$—	$—
Location
Statement of Assets and Liabilities — Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$1	$—	$18
Unrealized depreciation on index swap contracts	1,149	—	—	—
	$1,149	$1	$—	$18

* Includes cumulative appreciation (depreciation) of futures and options contracts as reported in Schedule of Investments. Only current day's variation margin is reported within the statement of assets & liabilities

The effects of Derivative Instruments on the Statement of Operations for the period ended August 31, 2010 were as follows:

(Amounts in thousands)

	Emerging Markets		International Stock Selection
Derivatives not accounted for as hedging instruments under Statement 133	Equity Contracts	Foreign Currency Contracts	Equity Contracts	Foreign Currency Contracts
Location
Statement of Operations — Net realized gain (loss)
Futures contracts	$5,895	$—	$(389)	$—
Foreign currency-related transactions	—	(205)	—	—
Index swap contracts	24,938	—	—	—
Total	$30,833	$(205)	$(389)	$—
Location
Statement of Operations — Net change in unrealized appreciation (depreciation)
Futures contracts	$(647)	$—	$25	$—
Foreign currency-related transactions	—	(201)	—	(32)
Index swap contracts	(9,601)	— *	—	—
Total	$(10,248)	$(201)	$25	$(32)

* Less than $500.

Derivative balances at August 31, 2010 are representative of derivative use throughout the period.

Foreign Currency Exchange Contracts

In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains (losses) arising from such transactions are included in net realized gain (loss) from foreign currency-related transactions. Open forward currency exchange contracts at August 31, 2010 are presented in the accompanying Schedules of Investments.

Notes to Financial Statements
37

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

Futures Contracts

The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market or inability of counterparties to meet the terms of their contracts. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of August 31, 2010, the Emerging Markets Fund and International Stock Selection Fund had no cash collateral balances held in connection with futures contracts purchased (sold).

Index Swaps

The Emerging Markets Fund has entered into index swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount an agreed upon rate (e.g., the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain (loss) and are based on changes in the value of the underlying index or security. The underlying index or security is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain (loss). Amounts paid to and received from the swap counterparties representing capital appreciation (depreciation) on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit and counterparty risk in the event of non-performance by the swap counterparties. The Fund minimizes this risk by entering into agreements only with counterparties that SSgA Funds Management, Inc. ("the Advisor") deems creditworthy. This risk is also mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay. The Fund has segregated certain short-term investments (identified in the accompanying Schedule of Investments) as collateral for the notional amount under the index swap agreements. As of August 31, 2010, the Emerging Markets Fund had a cash collateral balance in the amount of $1,280,000 and $260,000 in cash collateral due to broker in connection with swap contracts purchased (sold).

Participation Notes

The Emerging Markets Fund may purchase participation notes, also known as participation certificates or participation interest notes. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Fund relies on the creditworthiness of the counterparty issuing the participation note and has no rights against the issuer of the underlying security. The Fund minimizes this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Fund Concentration

The investments by the Funds in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Notes to Financial Statements
38

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

Investment in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.  Investment Transactions

Securities

For the period ended August 31, 2010, purchases and sales of investment securities, excluding short-term investments, aggregated to the following:

	Purchases	Sales
Emerging Markets	$1,510,588,922	$2,126,890,725
International Stock Selection	1,036,758,331	1,465,247,085

Securities Lending

The Investment Company participates in a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. Each Fund receives cash (U.S. currency), U.S. Government, U.S. Government agency obligations or foreign government securities as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral must be invested by State Street Bank and Trust Company ("State Street," the lending agent and an affiliate of the Advisor) in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on a lending Fund's statement of assets and liabilities along with the related obligation to return the collateral. At period end, all such cash collateral was invested in the State Street Navigator Securities Prime Lending Portfolio, a money market fund affiliated with the Advisor.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Funds. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as security lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of August 31, 2010, the non-cash collateral received for the securities on loan was as follows:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding
Emerging Markets	$58,822,623	Pool of US Government and European Government Bonds
International Stock Selection	34,560,209	Pool of US Government and European Government Bonds

The Funds cannot repledge or sell non-cash collateral balances.

Notes to Financial Statements
39

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

4.  Related Parties

Advisor and Affiliates

The Advisor manages the Funds pursuant to a written Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies. The Advisor directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Advisor, calculated daily and paid monthly, at the annual rate of 0.75% of their average daily net assets.

If the total expenses of the Institutional Class are above its cap, the Advisor will waive its advisory fee for both Institutional and Class R in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Class. If thereafter the total expenses for Class R remain above the total expense cap in effect for Class R, then State Street Global Markets, LLC (the "Distributor") which is a wholly-owned subsidiary of State Street Corporation, will waive up to 0.70% of the average daily net assets of the Distribution (12b-1) and Service Fee to further reduce the total expenses of Class R to the level of its cap. If after waiving the full 0.70% of the average daily net assets of Class R and Class R remains above the total expense cap, then the Advisor will reimburse Class R for all expenses to the level of the cap. If only Class R is above its respective expense cap, then the Distributor will waive up to 0.70% of the average daily net assets of Distribution (12b-1) and service fees.

The Advisor has contractually agreed to waive up to the full amount of the Emerging Markets Fund's advisory fees and to reimburse the Institutional Class for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). There were no waivers or reimbursements for the Institutional Class or Select Class for the period ended August 31, 2010.

The Advisor has contractually agreed to waive up to the full amount of the International Stock Selection Fund's advisory fees and to reimburse the Institutional Class and Class R for all expenses in excess of 1.00% and 1.60%, respectively, of each class' average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of waiver for the period ended August 31, 2010 was $2,142,484 for the Institutional Class and $4,190 for Class R. There were no reimbursements for the Institutional Class or Class R for the year ended August 31, 2010.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the SSgA Prime Money Market Fund ("Central Fund") (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. As of August 31, 2010, $10,280,400 of the Central Fund's net assets represents investments by these Funds, and $11,602,201 represents the investments of other Investment Company Funds not presented herein.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds' advisory fee equal to the advisory fee paid by the Funds to the Central Fund. In addition, if Central Fund shares sold to and/or redeemed from a participating fund are subject under a 12b-1 Plan to any distribution fee or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such fee incurred by the participating fund. For the period ended August 31, 2010, the total advisory fees waived are as follows:

Amount
Emerging Markets	$98,658
International Stock Selection	2,371

Notes to Financial Statements
40

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

Boston Financial Data Services ("BFDS") a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period, the Funds' custodian fees were reduced by the following amounts under these arrangements:

Amount Paid
Emerging Markets	$574
International Stock Selection	7

Securities Lending

For the period September 1, 2009 through August 31, 2010, State Street earned securities lending agent fees as follows:

Funds	Agent Fees Earned
Emerging Markets	$135,712
International Stock Selection	230,218

Administrator

Russell Fund Services Company ("RFSC" or the "Administrator") serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated January 1, 2008 (the "Administration Agreement"). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company's operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company ("RIMCo"). The annual fee is based on the following percentages of the average daily net assets of the Funds: $0 up to $1 billion — 0.07%; over $1 billion — 0.05%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund of the Investment Company with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has a distribution agreement dated March 1, 2002, as amended, between the Investment Company and the Distributor, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

Institutional Class

The Investment Company maintains a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has shareholder service agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services") and High Net Worth Services Division of State Street ("High Net Worth Services") (collectively, the "Agents"), as well as several unaffiliated services providers. For these services, each Institutional Class pays 0.025% to State Street, and a maximum of 0.175% to each of the other named affiliated Agents, based upon the average daily value of all Institutional Class shares held

Notes to Financial Statements
41

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

by or for customers of these Agents. For the period ended August 31, 2010, each Institutional Class paid the following shareholder servicing expenses to the Agents:

	State Street	Global Markets
Emerging Markets	$369,362	$10,836
International Stock Selection	318,384	833

Each institutional class did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during the period.

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Institutional Class on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of each Institutional Class on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The class' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the class' shareholders have the right, however, to terminate the plan and all payments thereunder at any time. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the plan's termination or noncontinuance. As of August 31, 2010, the Emerging Markets Fund and the International Stock Selection Fund had carryover expenses totaling $623,743 and $404,642, respectively.

Class R

The Investment Company maintains a distribution plan with respect to the Class R shares pursuant to Rule 12b-1 (the "R Plan") under the 1940 Act. Under the R Plan, each Fund pays the Distributor a fee not to exceed 0.70% of the fund's average net value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and financial intermediaries. The Distributor pays the financial intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the financial intermediaries providing shareholder and administrative services to a Fund are not permitted by the R Plan to exceed 0.65% of the Fund's average net asset value per year. Any payments that are required to be made to the Distributor or financial intermediaries that cannot be made because of the limitations contained in the R Plan may be carried forward and paid in the following two fiscal years so long as the R Plan is in effect.

Under the R Plan, the Funds have a distribution agreement with the Distributor. For these services, Class R pays the Distributor 0.05% of the daily net asset value. For the period ended August 31, 2010, this amounted to $1,245 for the International Stock Selection Fund.

Select Class

The Investment Company maintains a distribution plan with respect to the Select Class shares pursuant to Rule 12b-1 (the "Select Plan") under the 1940 Act. The Select Plan provides that the Select Class pay a service fee for the performance of certain administrative functions in connections with purchases and redemptions of shares of the Funds and related services provided to Select Class shareholders by the Distributor. Payments to State Street for shareholder and administrative services are not permitted by the Select Plan to exceed 0.025% of each Fund's average net asset value per year. Any payments that are required to be made to State Street that cannot be made because of the limitations contained in the Select Plan may be carried forward and paid in the following two fiscal years so long as the Select Plan is in effect. There were no carryover expenses as of August 31, 2010.

Under the Select Plan, the Funds have a distribution agreement with the Distributor. For these services, Select Class pays the Distributor 0.025% of the daily net asset value. For the period ended August 31, 2010, this amounted to $263,635 for the Emerging Markets Fund.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Notes to Financial Statements
42

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

Accrued fees payable to affiliates and trustees as of August 31, 2010 were as follows:

	Emerging Markets	International Stock Selection
Advisory fees	$1,498,686	$706,976
Administration fees	105,159	48,614
Custodian fees	292,308	45,861
Shareholder servicing fees	114,456	32,252
Transfer agent fees	73,128	86,806
Trustees' fees	12,435	7,764
	$2,096,172	$928,273

Beneficial Interest

As of August 31, 2010, the following table includes shareholders (none of which were also affiliates of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Emerging Markets	3	63.5
International Stock Selection	2	83.1

5.  Fund Share Transactions  (amounts in thousands)
    For the Fiscal Years Ended August 31,

	Shares		Dollars
Emerging Markets Fund	2010	2009	2010	2009
Institutional Class
Proceeds from shares sold	19,491	53,879	$365,574	$702,371
Proceeds from reinvestment of distributions	1,731	11,393	32,509	133,531
Payments for shares redeemed	(39,536)	(63,554)	(738,741)	(854,156)
	(18,314)	1,718	$(340,658)	$(18,254)
Select Class
Proceeds from shares sold	8,051	29,760	$151,690	$390,766
Proceeds from reinvestment of distributions	686	4,044	12,903	47,479
Payments for shares redeemed	(24,169)	(21,848)	(454,782)	(281,955)
	(15,432)	11,956	(290,189)	156,290
Total net increase (decrease)	(33,746)	13,674	$(630,847)	$138,036
International Stock Selection Fund
Institutional Class
Proceeds from shares sold	23,136	74,050	$213,755	$596,605
Proceeds from reinvestment of distributions	4,127	3,926	39,843	31,449
Payments for shares redeemed	(72,476)	(67,565)	(677,553)	(538,372)
	(45,213)	10,411	$(423,955)	$89,682
Class R
Proceeds from shares sold	60	88	$556	$678
Proceeds from reinvestment of distributions	7	5	70	41
Payments for shares redeemed	(98)	(61)	(899)	(478)
	(31)	32	(273)	241
Total net increase (decrease)	(45,244)	10,443	$(424,228)	$89,923

Notes to Financial Statements
43

SSgA

International Equity Funds

Notes to Financial Statements, continued — August 31, 2010

6.  Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. For the period ended August 31, 2010, Miscellaneous expenses on the Statements of Operations for the Emerging Markets and International Stock Selection Funds include $397 and $319, respectively, paid under the Interfund Lending Program for the year ended August 31, 2010.

7.  Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

For the period ended August 31, 2010, there were no restricted securities held by a Fund that were illiquid.

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

8.  Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by each Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds' Statements of Assets and Liabilities.

9.  Subsequent Events

Management has evaluated events or transactions that may have occurred since August 31, 2010, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the Financial Statements.

Notes to Financial Statements
44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Emerging Markets Fund and SSgA International Stock Selection Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Emerging Markets Fund and SSgA International Stock Selection Fund (the "Funds")(two of the funds comprising the SSgA Funds) as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2010

Report of Independent Registered Public Accounting Firm
45

SSgA

International Equity Funds

Tax Information — August 31, 2010 (Unaudited)

The Funds designate dividends during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Emerging Markets	0%
International Stock Selection	0%

For the tax year ended August 31, 2010, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid and gross income earned from foreign sources in the taxable year ended August 31, 2010:

Funds	Foreign Taxes Paid	Foreign Taxes Paid per Share	Foreign Sources Income	Foreign Source Income per Share
Emerging Markets	$6,253,637	$.0527	$44,936,464	$.3786
International Stock Selection	1,278,692	.0106	36,132,694	.3009

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information
46

SSgA
International Equity Funds

Basis for Approval of Advisory Contracts (Unaudited)

Approval of the Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of those trustees who are not "interested persons" of the fund (commonly referred to as, the "Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the "Board") of the SSgA Funds (the "Trust"), including a majority of the Independent Trustees of the Trust, met on March 22, 2010 and on April 12 and 13, 2010 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a "Fund" and collectively, the "Funds"), continuation of the investment advisory agreement (the "Advisory Agreement") with SSgA Funds Management, Inc. (the "Advisor") and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the "Subadvisory Agreement") with The Tuckerman Group, LLC (the "Subadvisor"). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

o  Comparisons of the Fund's performance over the past one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

o  Comparisons of the Fund's expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

o  A chart showing the Fund's historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

o  Comparisons of the Fund's contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•  Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•  Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule a separate in-person meeting every year that is dedicated to the annual review process (the "special meeting"). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management has responded to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Advisory Contracts
47

SSgA
International Equity Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•  Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•  Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through "soft dollar" benefits received in connection with the Funds' brokerage; and

•  Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•  Reports detailing the financial results and condition of the Advisor and its affiliates;

•  Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•  A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•  A copy of the Advisor's proxy voting policies and procedures;

•  Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor's record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•  A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•  Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds' relationship with these service providers;

•  Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•  Materials provided by Lipper Inc., consisting of comparative fund performance data for the one, three and five years ended December 31, 2009 of all quantitative domestic equity advisors in their database; comparative fund expense data for the Funds' fiscal year ended August 31, 2009; and data requested from Lipper Inc. by the Independent Trustees comparing performance of the domestic equity SSgA Funds — other than S&P 500 Fund, IAM Shares and Tuckerman Active REIT Fund — with the performance of similar registered funds advised by other investment advisors employing quantitative analysis;

•  Draft responses to letters dated February 9, 2010 from Funds' Counsel, Goodwin Procter, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

o  The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds' last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT

Basis for Approval of Advisory Contracts
48

SSgA
International Equity Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds' last fiscal year;

o  Russell Fund Services Company ("RFSC"), the administrator for the Funds, with respect to its operations relating to the Funds; and

o  State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the "Distributor"), with respect to its operations relating to the Funds, together with the Funds' related distribution plans and arrangements under SEC Rule 12b-1;

•  Excerpts from the Funds' Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2009, including (i) the latest prospectus descriptions of each Fund's investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2009;

•  Morningstar materials as of December 31, 2009, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•  A summary of the foregoing materials prepared by their independent legal counsel, Joseph P. Barri, LLC ("Independent Counsel").

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund's investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 13, 2010 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor's and Subadvisor's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary

Basis for Approval of Advisory Contracts
49

SSgA
International Equity Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor's success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor's success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund's securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund's investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2009. The Board noted that the relative performance of the SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA Small Cap Fund and SSgA Enhanced Small Cap Fund had improved during the most recent one-year period ended December 31, 2009.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund's management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund's underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its

Basis for Approval of Advisory Contracts
50

SSgA
International Equity Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Advisory Contracts
51

SSgA

International Equity Funds

Shareholder Requests for Additional Information — August 31, 2010 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds' Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds semiannual and annual financial statements. The Funds' Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

Shareholder Requests for Additional Information
52

SSgA
International Equity Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2010 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE

Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since 2008 Interested Person of the SSgA Funds (as defined in the 1940 Act)	Appointed until successor is duly elected and qualified	• 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; and • 2008 to Present, Chairman, Financial Service Sector Coordinating Counsel.	20	Listed under Principal Occupations

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired); and • Until December 2008, Director, Russell Trust Company (Retired).	20	Listed under Principal Occupations

Diane B. Glossman Born March 9, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since October 2009 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• September 1998 to August 2005, Consultant, Consumer Group, Citigroup (financial services firm); and • 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); • 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (currently, President and member of finance committee); • Until April 2003, Investment Analyst and Managing Director, UBS (financial services firm) (Retired).	20	Listed under Principal Occupation

Disclosure of Information about Fund Trustees and Officers
53

SSgA
International Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

William L. Marshall Born December 12, 1942 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	Listed under Principal Occupations

Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• July 2010 to Present, Managing Director, Real Estate and Lodging Investment Banking (advisory and capital raising for owners and operators of commercial real estate), J.P. Morgan Investment Bank; and • Until July 2010, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	Listed under Principal Occupations

Patrick J. Riley Born November 30, 1948 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex officio), Audit Committee Member (ex officio), Governance Committee Member (ex officio), Valuation Committee Member (ex officio), Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• 2003 to 2008, Associate Justice, Commonwealth of Massachusetts Superior Court (Retired); and • Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
54

SSgA
International Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • 1998 to December 2008, Chairman and Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care) (Retired); and • 2003 to 2009, Trustee, Gettysburg College.	20	Listed under Principal Occupations

Bruce D. Taber Born April 25, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • 1998 to Present, Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Henry W. Todd Born May 4, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Alternate Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers
55

SSgA
International Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present Principal Executive Officer since 2005	Until successor is chosen and qualified by Trustees	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds, Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies); and
• 2009 to Present, President and Principal Executive Officer, State Street Navigator Securities Lending Trust.

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is chosen and qualified by Trustees	• Vice President, SSgA Funds Management, Inc. (investment advisor);
• May 2010 to Present, Chief Operating Officer, SSgA Funds Management, Inc.; and
• July 2007 to present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is chosen and qualified by Trustees	• Director – Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and
• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Julie B. Piatelli Born August 5, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since August 2007	Until successor is chosen and qualified by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999-2004, Senior Manager, PricewaterhouseCoopers LLC.

Sandra G. Richardson Born January 12, 1971 1301 Second Avenue 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer since 2010	Until successor is chosen and qualified by Trustees	• January 2008 to Present, Associate Counsel, Russell Investments; and • November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis.

Disclosure of Information about Fund Trustees and Officers
56

SSgA
International Equity Funds

State Street Financial Center

One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees

Lynn L. Anderson

Diane B. Glossman

Shawn C.D. Johnson

William L. Marshall

Steven J. Mastrovich

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Henry W. Todd

Officers

James E. Ross, President, Chief Executive Officer and Principal Executive Officer

Mark E. Swanson, Treasurer and Principal Accounting Officer

Ellen M. Needham, Vice President

Julie B. Piatelli, Chief Compliance Officer

Sandra G. Richardson, Secretary and Chief Legal Officer

Rick Chase, Assistant Treasurer

Ross E. Erickson, Assistant Treasurer

Kimberlee A. Lloyd, Assistant Treasurer

David J. Craig, Assistant Treasurer

Carla L. Anderson, Assistant Secretary

Investment Advisor

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Administrator

Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101

Legal Counsel

Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers
57

IEAR-08/10

S&P 500 Index Fund

Annual Report

August 31, 2010

SSgA Funds
S&P 500 Index Fund

Annual Report

August 31, 2010

"SSgA" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2010 Annual Report for the SSgA Funds. The Annual Report provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope you will find this information helpful.

While most of the major core domestic and international indexes had negative returns through August 31, 2010, the major story was not the declines themselves, but the unrelenting market volatility. Investors tired of dealing with instability flocked to the perceived safety of fixed income investments, in particular short-term bonds, Treasuries, and money market funds. The broad fixed income indexes did not disappoint, posting solid gains for the year to build on their multi-year positive performance.

In spite of the volatility, thus far, 2010 has been a year of measured global recovery. Although the National Bureau of Economic Research, the accepted arbiter of when US recessions begin and end, has declared that the recession ended in June 2009, the economy has yet to return to normal capacity. Most notably, unemployment remains close to 10% and the US housing market continues to struggle. While real GDP has stabilized, growth could slow slightly as the effects of the stimulus package diminish.

In fact, rebounding financial markets remain fragile across the globe and ongoing volatility continues to underscore the complex, interdependent nature of a global economy. Interestingly, the sluggish pace of the recovery has provided time to reflect on the weaknesses in the global markets exposed by the financial crisis. Appropriately, risk management remains paramount for individual investors as they rebuild and reposition their portfolios.

In a time when economic uncertainty has become a way of life, we thank you for the confidence you have placed in SSgA Funds and pledge to continue to deliver the products and services you need to achieve your goals, whether you seek to increase global exposure, guard against inflation, manage risk more tightly, or capitalize on emerging opportunities.

Sincerely,

James Ross

President

SSgA Funds

President's Letter
3

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SSgA

S&P 500 Index Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to replicate the total return of the S&P 500® Index.

Invests in:  Shares of the State Street Equity 500 Index Portfolio.

Strategy:  The Portfolio's holdings are comprised of the 500 stocks in the S&P 500® Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

S&P 500 Index Fund

Period Ended 8/31/10	Total Return
1 Year	4.77%
5 Years	(1.05	)%+
10 Years	(1.96	)%+

Standard & Poor's® 500 Composite Stock Price Index#

Period Ended 8/31/10	Total Return
1 Year	4.91%
5 Years	(0.91	)%+
10 Years	(1.81	)%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the S&P 500 Index Fund as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 is 0.20%.

See Related Notes on following page.

S&P 500 Index Fund
5

SSgA

S&P 500 Index Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA S&P 500 Index Fund (the "Fund") seeks to replicate the total return of the S&P 500® Index. The Fund is benchmarked to the S&P 500® Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the Fund was 4.77%, and the total return for the Index was 4.91%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

US stocks fluctuated during the last four months of 2009. During September, dips in the S&P 500 were followed by rebounds to 2009 highs. US stocks' solid performance in November made up for a lackluster October. The Index flirted with 2009 highs during the first three weeks of December. The S&P 500 regained half its loss from its October 2007 peak before a modest retreat on the final day of 2009.

During the first quarter of 2010, US stocks of all sizes benefited from the promise of economic recovery. However, disappointing statistics on unemployment and consumer confidence contributed to the S&P 500 ending June at its worst levels since November 2009. Concerns about a double dip recession affected US stocks during July and August 2010.

Despite ups and downs, the S&P 500 finished the 12-month period with a gain of 4.91%.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund uses a replication strategy that slightly under- or overweights most or all of its stocks relative to their weight in the benchmark. This strategy has allowed the fund to tightly track its index.

Nine out of ten sectors delivered positive returns. The three top sectors were consumer discretionary, industrials, and consumer staples. The consumer discretionary sector held McDonald's, a top-performing security for the year, which benefited from its recent issuance of a bond denominated in Chinese currency. The consumer staples sector held two of the Fund's top-performing securities, Procter & Gamble Co. and Coca-Cola Co. Procter & Gamble enhanced its online retail operations to appeal to budget-conscious buyers. Coca-Cola Co. engaged in discussions to acquire Coca-Cola Enterprises' North American operations, which would improve the firm's efficiency. Within the information technology sector, Apple Inc. was a top performer. Apple recently released the iPad and the iPhone4, which helped Apple surpass sales projections.

The three biggest detractors at the sector level were financials, health care and energy. Within the financial sector, the biggest detractors were Bank of America and JP Morgan Chase because investor confidence fell on fears of a double-dip recession and troubled assets. Within the energy sector, the biggest detractor was Exxon Mobil Corp because of the oil spill in the Gulf of Mexico. The health care sector suffered from uncertainty about the impact of the health care reform bill.

The views expressed above reflect those of the Fund's portfolio manager only through the reporting period and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The Standard & Poor's® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

  +  Annualized.

"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

S&P 500 Index Fund
6

SSgA
S&P 500 Index Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$959.30	$1,024.30
Expenses Paid During Period *	$0.89	$0.92

*  Expenses are equal to the Fund's expense ratio of 0.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

S&P 500 Index Fund
7

SSgA
S&P 500 Index Fund

Presentation of Master Porfolio Holdings — August 31, 2010 (Unaudited)

Categories	% of Master Portfolio Net Assets
Consumer Discretionary	10.4
Consumer Staples	11.4
Energy	10.7
Financials	16.1
Health Care	11.2
Industrials	10.6
Information Technology	16.7
Materials	3.5
Telecommunication Service	3.2
Utilities	3.7
Short-term Investments	2.1
Total Investments	99.6
Other Assets and Liabilities, Net	0.4
	100.0
Futures Contracts	—	*

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

S&P 500 Index Fund
8

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SSgA
S&P 500 Index Fund

Statements of Assets and Liabilities — August 31, 2010

Amounts in thousands
Assets
Investments in Master Portfolio, at value	$1,247,713
Receivable for fund shares sold	1,063
Receivable from Advisor	—
Prepaid expenses	27
Total assets	1,248,803
Liabilities
Payables:
Fund shares redeemed	2,446
Accrued fees to affiliates	178
Other accrued expenses	39
Total liabilities	2,663
Net Assets	$1,246,140
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$6,479
Accumulated net realized gain (loss) allocated from Portfolio	(263,394)
Unrealized appreciation (depreciation) allocated from Portfolio on:
Investments	305,605
Futures contracts	(652)
Shares of beneficial interest	72
Additional paid-in capital	1,198,030
Net Assets	$1,246,140
Net Asset Value, offering and redemption price per share:
Net asset value per share*	$17.31
Net assets	$1,246,139,503
Shares outstanding ($.001 par value)	71,975,104

*  Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities
10

SSgA
S&P 500 Index Fund

Statements of Operations — For the Period Ended August 31, 2010

Amounts in thousands
Investment Income Allocated From Portfolio
Dividends	$26,604
Interest	47
Expenses	(593)
Total investment income allocated from Portfolio	26,058
Fund Level Expenses
Administrative fees	335
Custodian fees	19
Distribution fees	635
Transfer agent fees	231
Professional fees	55
Registration fees	53
Shareholder servicing fees	530
Trustees' fees	46
Insurance fees	25
Printing fees	14
Miscellaneous	11
Expenses before reductions	1,954
Expense reductions	(174)
Net Fund level expenses	1,780
Net investment income (loss)	24,278
Net Realized and Unrealized Gain (Loss) Allocated From Portfolio
Net realized gain (loss) on:
Investments	(3,478)
Futures contracts	5,310
Net realized gain (loss)	1,832
Net change in unrealized appreciation (depreciation) on:
Investments	48,509
Futures contracts	(3,621)
Net change in unrealized appreciation (depreciation)	44,888
Net realized and unrealized gain (loss)	46,720
Net Increase (Decrease) in Net Assets from Operations	$70,998

See accompanying notes which are an integral part of the financial statements.

Statement of Operations
11

SSgA
S&P 500 Index Fund

Statements of Changes In Net Assets — For the Periods Ended August 31,

Amounts in thousands	2010	2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,278	$28,558
Net realized gain (loss)	1,832	(80,472)
Net change in unrealized appreciation (depreciation)	44,888	(220,242)
Net increase (decrease) in net assets from operations	70,998	(272,156)
Distributions
From net investment income	(23,890)	(30,646)
Net decrease in net assets from distributions	(23,890)	(30,646)
Share Transactions
Net increase (decrease) in net assets from share transactions	(176,417)	147,402
Total Net Increase (Decrease) in Net Assets	(129,309)	(155,400)
Net Assets
Beginning of period	1,375,449	1,530,849
End of period	$1,246,140	$1,375,449
Undistributed (overdistributed) net investment income included in net assets	$6,479	$6,189

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets
12

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SSgA
S&P 500 Index Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income from Operations	$ Distributions from Net Investment Income	$ Total Distributions	$ Net Asset Value, End of Period
S&P 500 Index Fund
August 31, 2010	16.83	.33	.48	.81	(.33)	(.33)	17.31
August 31, 2009	21.17	.37	(4.30)	(3.93)	(.41)	(.41)	16.83
August 31, 2008	24.33	.45	(3.17)	(2.72)	(.44)	(.44)	21.17
August 31, 2007	21.53	.43	2.79	3.22	(.42)	(.42)	24.33
August 31, 2006	20.17	.38	1.34	1.72	(.36)	(.36)	21.53

(a)  Per share data are based on average shares outstanding.

(b)  Expense ratios include the Fund's share of the Portfolio's allocated expenses.

(c)  May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

(d)  Unaudited.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(c)	% Ratio of Expenses to Average Net Assets, Gross(b)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover of the Master Portfolio(d)
S&P 500 Index Fund
August 31, 2010	4.77	1,246,140	.18	.19	1.84	13
August 31, 2009	(18.29)	1,375,449	.18	.20	2.45	8
August 31, 2008	(11.34)	1,530,849	.18	.18	1.89	13
August 31, 2007	15.07	2,049,906	.16	.16	1.80	12
August 31, 2006	8.63	1,997,386	.18	.18	1.80	8

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

SSgA
S&P 500 Index Fund
Notes to Financial Statements — August 31, 2010

1. Organization

The SSgA Funds (the "Investment Company") is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2010. This Financial Statement reports on the SSgA S&P 500 Index Fund (the "Fund"). The Investment Company is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of full and fractional shares of beneficial interest at $.001 par value.

The Fund invests all of its investable assets in interests in the State Street Equity 500 Index Portfolio (the "Master Portfolio"). The Fund has the same investment objective as the Master Portfolio in which it invests. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio (approximately 70.23% at August 31, 2010). The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund records its investments in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Fair value of securities is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — quoted prices (unadjusted) in active markets for identical investments

•  Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data. Included are the following:

•  common stocks traded or quoted only on inactive markets

•  privately placed bonds whose values are derived from a similar bond that is publicly traded

•  interest rate swaps valued based on compilation of primarily observable swap curves incorporated into a model or matrix price

•  euro commercial paper valued at amortized cost which approximates market and is not priced daily or a broker quote in a non-active market with inputs incorporated into a model or matrix price

•  non registered mutual funds that are daily priced, but not publicly traded

Notes to Financial Statements

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2010

•  currency forwards valued based on a compilation of primarily observable market currency spot rates incorporated into a model or matrix price

•  corporate bonds and notes, domestic commercial paper, time deposits, U.S. Government Agencies, U.S. Treasury and Yankee Certificates of Deposit using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs incorporated into a model or matrix price

•  mortgage-related and other asset backed securities are valued based on evaluators analyzing features such as the pricing speed, spread and volatility in order to confirm the deal structure. Spreads and other information solicited from Wall Street buy and sell-side sources, including primary and secondary dealers, portfolio managers, and research analysts are used as model inputs. Using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs are incorporated into a model or matrix price (security characteristics including coupon rates and maturity dates are disclosed in the Statement of Investments).

Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•  Level 3 — significant unobservable inputs including a Fund's own assumptions in determining the fair value of investments. Included are the following:

•  OTC securities using the Company's own data/models

•  prices with significant haircuts applied

•  staled securities — fair valuation procedures are applied

•  securities that have broken tolerance outlined in the Board-approved securities valuation procedures

•  no current market quotations — fair valuation procedures are applied

•  unreliable prices — fair valuation procedures are applied

Level 3 investments include positions with prices not derived from existing market data. As such, Level 3 assets typically involve the use of financial models, such as discounted cash flow analysis for investments in privately held companies, or other non-market based methods to determine an investment's Fair Value. One may consider Level 3 investments as those that cannot be quickly liquidated for their stated market value.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The level associated with valuing the Fund's investments for the period ended August 31, 2010, was level one for the Fund.

Investment Income

The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses.

Other

Investment transactions are accounted for on a trade date basis.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other funds of the Investment Company.

It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and the Fund paid no federal income taxes and no federal income tax provision was required.

Notes to Financial Statements

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2010

Capital Loss Carryovers

At August 31, 2010, the Fund had the following net tax basis capital loss carryovers, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	08/31/11	08/31/12	08/31/13	08/31/14	08/31/18	Total
S&P 500 Index	$61,496,969	$20,170,152	$9,160,101	$10,082,013	$4,992,179	$105,901,414

Components of Distributable Earnings

S&P 500 Index
Undistributed Ordinary Income	$6,478,694
Capital Loss Carryforward	$(105,901,414)

Tax Composition of Distributions

Ordinary Income	$23,889,776

As permitted by tax regulations, the Fund intends to defer a net realized capital loss incurred from November 1, 2009 to August 31, 2010 and treat it as arising in the fiscal year 2011. As of August 31, 2010, the Fund realized a capital loss of $13,175,409.

Each Fund files a U.S. tax return. At August 31, 2010, the Fund had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax posititons it had taken or expects to take in future tax returns. While the statue of limitations remains open to examine the Fund's U.S. tax returns filed August 31, 2007 through August 31, 2009, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with tax regulations which may differ from net investment income and realized gains recognized for GAAP purposes. Permanent differences between book and tax accounting are reclassified to paid-in capital.

Expenses

Expenses allocated from the Master Portfolio are recorded and identified separately in the Statement of Operations. The Fund also pays certain other expenses which can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed will be allocated among all funds of the Investment Company based principally on their relative net assets.

Guarantees

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3. Investment Transactions

Securities

Net daily increases and decreases in the Fund's investment in the Master Portfolio aggregated to the following, for the period ended August 31, 2010:

Increases	Decreases
$216,152,841	$416,868,352

Notes to Financial Statements

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2010

4. Related Parties

Advisor and Affiliates

The Fund is allocated a charge for a management fee from the Master Portfolio, calculated daily at an annual rate of 0.045% of average daily net assets. This fee relates to the advisory, custody and administrative fees provided by the Master Portfolio on behalf of their investors. SSgA Funds Management, Inc. (the "Advisor") manages the Fund pursuant to a written Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, which directs the investments of the Fund in accordance with their investment objectives, policies, and limitations.

The Advisor has agreed to waive up to the full amount of the Fund's advisory fee and reimburse the Fund for all fund and allocated Master Portfolio expenses that exceed 0.18% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of the reimbursement for the period ended August 31, 2010 was $174,124.

The Advisor does not have the ability to recover amounts waived or reimbursed from previous periods.

The Investment Company also has a contract with State Street Bank and Trust Company ("State Street") to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

Boston Financial Data Services ("BFDS"), a joint venture of DST Systems, Inc., and of State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Fund. For these services, the Fund pays annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200.

Administrator

Russell Fund Services Company ("RFSC" or the "Administrator") serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated January 1, 2008 (the "Administration Agreement"). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company's operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company ("RIMCo"). The Fund pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Fund: $0 to $1 billion — 0.0315%; over $1 billion — 0.01%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund of the Investment Company with less than $500 million in assets under management. In addition, the Fund reimburses the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has a distribution agreement dated March 1, 2002, as amended, between the Investment Company and State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

The Investment Company maintains a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

The Fund has shareholder service agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services") and High Net Worth Services Division of State Street ("High Net Worth Services") (collectively, the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays 0.025% to State Street, and a fee to each of the Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents subject to the maximum of 0.100%.

Notes to Financial Statements

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2010

For the period ended August 31, 2010, the Fund paid the following shareholder servicing expenses to the Agents:

State Street
$329,597

The Fund did not make any payments to Global Markets, Fiduciary Investors Services or High Net Worth Services during the period.

Total shareholder servicing payments shall not exceed 0.20% of the average daily net assets of the Fund on an annual basis. The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2010 were as follows:

Advisory fees	$2,252
Administration fees	24,863
Custodian fees	1,734
Distribution fees	56,966
Shareholder servicing fees	44,298
Transfer agent fees	40,939
Trustees' fees	7,297
$178,349

Beneficial Interest

As of August 31, 2010, the Fund had one shareholder (which was not an affiliate of the Investment Company) with beneficial interest of 21.75% of the total outstanding shares of the Fund.

5. Fund Share Transactions

	(amounts in thousands) For the Fiscal Years Ended August 31,
	Shares		Dollars
	2010	2009	2010	2009
Proceeds from shares sold	20,437	29,895	$374,282	$448,295
Proceeds from reinvestment of distributions	1,300	1,741	22,949	25,616
Payments for shares redeemed	(31,497)	(22,198)	(573,648)	(326,509)
Total net increase (decrease)	(9,760)	9,438	$(176,417)	$147,402

6. Interfund Lending Program

The Fund participates in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the Fund may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns

Notes to Financial Statements

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2010

are higher than those available from an investment in repurchase agreements or short-term reserves. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. For the period ended August 31, 2010, the Fund did not utilize the Interfund Lending Program.

7. Dividends

On September 1, 2010, the Fund declared the following dividend from net investment income payable on September 8, 2010 to shareholders of record September 2, 2010:

Net Investment Income
$0.0913

8. Market, Credit and Counterparty Risk

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund's Statements of Assets and Liabilities.

9. Subsequent Events

Management has evaluated events or transactions that may have occurred since August 31, 2010, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the Financial Statements.

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA S&P 500 Index Fund:

We have audited the accompanying statements of assets and liabilities of SSgA S&P 500 Index Fund (the "Fund") (one of the funds comprising the SSgA Funds) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA S&P 500 Index Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2010

Report of Independent Registered Public Accounting Firm

SSgA
S&P 500 Index Fund

Tax Information — August 31, 2010 (Unaudited)

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

S & P 500 Index Fund	100%

For the tax year ended August 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information

SSgA
S&P 500 Index Fund

Basis for Approval of Advisory Contracts (Unaudited)

Approval of the Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of those trustees who are not "interested persons" of the fund (commonly referred to as, the "Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the "Board") of the SSgA Funds (the "Trust"), including a majority of the Independent Trustees of the Trust, met on March 22, 2010 and on April 12 and 13, 2010 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a "Fund" and collectively, the "Funds"), continuation of the investment advisory agreement (the "Advisory Agreement") with SSgA Funds Management, Inc. (the "Advisor") and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the "Subadvisory Agreement") with The Tuckerman Group, LLC (the "Subadvisor"). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

o  Comparisons of the Fund's performance over the past one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

o  Comparisons of the Fund's expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

o  A chart showing the Fund's historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

o  Comparisons of the Fund's contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•  Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•  Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule a separate in-person meeting every year that is dedicated to the annual review process (the "special meeting"). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management has responded to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Advisory Contracts

SSgA
S&P 500 Index Fund

Basis for Approval of Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•  Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•  Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through "soft dollar" benefits received in connection with the Funds' brokerage; and

•  Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•  Reports detailing the financial results and condition of the Advisor and its affiliates;

•  Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•  A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•  A copy of the Advisor's proxy voting policies and procedures;

•  Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor's record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•  A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•  Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds' relationship with these service providers;

•  Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•  Materials provided by Lipper Inc., consisting of comparative fund performance data for the one, three and five years ended December 31, 2009 of all quantitative domestic equity advisors in their database; comparative fund expense data for the Funds' fiscal year ended August 31, 2009; and data requested from Lipper Inc. by the Independent Trustees comparing performance of the domestic equity SSgA Funds — other than S&P 500 Fund, IAM Shares and Tuckerman Active REIT Fund — with the performance of similar registered funds advised by other investment advisors employing quantitative analysis;

•  Draft responses to letters dated February 9, 2010 from Funds' Counsel, Goodwin Procter, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

o  The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds' last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT

Basis for Approval of Advisory Contracts

SSgA
S&P 500 Index Fund

Basis for Approval of Advisory Contracts (Unaudited), continued

Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds' last fiscal year;

o  Russell Fund Services Company ("RFSC"), the administrator for the Funds, with respect to its operations relating to the Funds; and

o  State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the "Distributor"), with respect to its operations relating to the Funds, together with the Funds' related distribution plans and arrangements under SEC Rule 12b-1;

•  Excerpts from the Funds' Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2009, including (i) the latest prospectus descriptions of each Fund's investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2009;

•  Morningstar materials as of December 31, 2009, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•  A summary of the foregoing materials prepared by their independent legal counsel, Joseph P. Barri, LLC ("Independent Counsel").

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund's investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 13, 2010 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor's and Subadvisor's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary

Basis for Approval of Advisory Contracts

SSgA
S&P 500 Index Fund

Basis for Approval of Advisory Contracts (Unaudited), continued

quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor's success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor's success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund's securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund's investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2009. The Board noted that the relative performance of the SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA Small Cap Fund and SSgA Enhanced Small Cap Fund had improved during the most recent one-year period ended December 31, 2009.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund's management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund's underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its

Basis for Approval of Advisory Contracts

SSgA
S&P 500 Index Fund

Basis for Approval of Advisory Contracts (Unaudited), continued

affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Advisory Contracts

SSgA
S&P 500 Index Fund

Shareholder Requests for Additional Information — August 31, 2010 (Unaudited)

The Fund has adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund's Statement of Additional Information, which is available (i) without charge, upon request, by calling the Fund at (800) 647-7327, (ii) on the Fund's website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

The Fund will file its complete schedule of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in the Fund's semiannual and annual financial statements. The Fund's Form N-Q is available (i) without charge, upon request, by calling the Fund at (800) 647-7327, (ii) on the Fund's website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

Shareholder Requests for Additional Information

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers —
August 31, 2010 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE

Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since 2008 Interested Person of the SSgA Funds (as defined in the 1940 Act)	Appointed until successor is duly elected and qualified	• 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; and • 2008 to Present, Chairman, Financial Service Sector Coordinating Counsel.	20	Listed under Principal Occupations

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired); and • Until December 2008, Director, Russell Trust Company (Retired).	20	Listed under Principal Occupations

Diane B. Glossman Born March 9, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since October 2009 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• September 1998 to August 2005, Consultant, Consumer Group, Citigroup (financial services firm); and • 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); • 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (currently, President and member of finance committee); • Until April 2003, Investment Analyst and Managing Director, UBS (financial services firm) (Retired).	20	Listed under Principal Occupation

Disclosure of Information about Fund Trustees and Officers

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

William L. Marshall Born December 12, 1942 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	Listed under Principal Occupations

Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• July 2010 to Present, Managing Director, Real Estate and Lodging Investment Banking (advisory and capital raising for owners and operators of commercial real estate), J.P. Morgan Investment Bank; and • Until July 2010, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	Listed under Principal Occupations

Patrick J. Riley Born November 30, 1948 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex officio), Audit Committee Member (ex officio), Governance Committee Member (ex officio), Valuation Committee Member (ex officio), Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• 2003 to 2008, Associate Justice, Commonwealth of Massachusetts Superior Court (Retired); and • Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • 1998 to December 2008, Chairman and Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care) (Retired); and • 2003 to 2009, Trustee, Gettysburg College.	20	Listed under Principal Occupations

Bruce D. Taber Born April 25, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • 1998 to Present, Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Henry W. Todd Born May 4, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Alternate Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present Principal Executive Officer since 2005	Until successor is chosen and qualified by Trustees	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds, Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies); and
• 2009 to Present, President and Principal Executive Officer, State Street Navigator Securities Lending Trust.

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is chosen and qualified by Trustees	• Vice President, SSgA Funds Management, Inc. (investment advisor)
• May 2010 to Present, Chief Operating Officer, SSgA Funds Management, Inc.; and
• July 2007 to present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is chosen and qualified by Trustees	• Director – Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and
• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Julie B. Piatelli Born August 5, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since August 2007	Until successor is chosen and qualified by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999-2004, Senior Manager, PricewaterhouseCoopers LLC.

Sandra G. Richardson Born January 12, 1971 1301 Second Avenue 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer since 2010	Until successor is chosen and qualified by Trustees	• January 2008 to Present, Associate Counsel, Russell Investments; and • November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis.

Disclosure of Information about Fund Trustees and Officers

SSgA
S&P 500 Index Fund

State Street Financial Center

One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees

Lynn L. Anderson

Diane B. Glossman

Shawn C.D. Johnson

William L. Marshall

Steven J. Mastrovich

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Henry W. Todd

Officers

James E. Ross, President, Chief Executive Officer and Principal Executive Officer

Mark E. Swanson, Treasurer and Principal Accounting Officer

Ellen M. Needham, Vice President

Julie B. Piatelli, Chief Compliance Officer

Sandra G. Richardson, Secretary and Chief Legal Officer

Rick Chase, Assistant Treasurer

Ross E. Erickson, Assistant Treasurer

Kimberlee A. Lloyd, Assistant Treasurer

David J. Craig, Assistant Treasurer

Carla L. Anderson, Assistant Secretary

Investment Advisor

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Administrator

Russell Fund Services Company
909 A Street
Tacoma, Washington 98402

Legal Counsel

Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers

State Street Equity 500 Index Portfolio

Portfolio of Investments

August 31, 2010 (Unaudited)

	Shares	Market Value (000)

COMMON STOCKS — 97.5%
Consumer Discretionary — 10.4%
Abercrombie & Fitch Co. Class A	15,846	$548
Amazon.Com, Inc. (a)	61,992	7,738
Apollo Group, Inc. Class A (a)	23,129	983
AutoNation, Inc. (a)	16,963	383
AutoZone, Inc. (a)	5,464	1,146
Bed Bath & Beyond, Inc. (a)	49,445	1,779
Best Buy Co., Inc.	64,019	2,010
Big Lots, Inc. (a)	12,727	398
CarMax, Inc. (a)	40,300	803
Carnival Corp.	79,250	2,471
CBS Corp. Class B	126,503	1,748
Coach, Inc.	57,528	2,062
Comcast Corp. Class A	513,748	8,795
D.R. Horton, Inc.	52,876	542
Darden Restaurants, Inc.	24,588	1,014
DeVry, Inc.	10,400	396
Direct TV. Class A (a)	165,777	6,286
Discovery Communications, Inc. Class A (a)	50,000	1,887
Eastman Kodak Co. (a)	54,482	190
eBay, Inc. (a)	205,503	4,776
Expedia, Inc.	38,815	887
Family Dollar Stores, Inc.	25,558	1,094
Ford Motor Co. (a)	625,298	7,060
Fortune Brands, Inc.	27,245	1,220
GameStop Corp. Class A (a)	26,800	481
Gannett Co., Inc.	42,074	509
Gap, Inc.	87,498	1,478
Genuine Parts Co.	29,509	1,237
Goodyear Tire & Rubber Co. (a)	42,357	391
H&R Block, Inc.	60,415	776
Harley-Davidson, Inc.	42,501	1,034
Harman International Industries, Inc. (a)	12,621	393
Hasbro, Inc.	24,525	990
Home Depot, Inc.	307,812	8,560
Host Hotels & Resorts, Inc.	122,521	1,609
International Game Technology	53,619	783
Interpublic Group of Cos., Inc. (a)	83,894	716
JC Penney Co., Inc.	40,010	800
Johnson Controls, Inc.	122,386	3,247
Kohl’s Corp. (a)	55,933	2,628
Lennar Corp. Class A	25,931	342
Limited Brands	51,367	1,212
Lowe’s Cos., Inc.	260,762	5,293
Macy’s, Inc.	79,823	1,552
Marriot International, Inc. Class A	45,350	1,452
Mattel, Inc.	67,276	1,412
McDonald’s Corp.	196,925	14,387
McGraw-Hill, Inc.	55,266	1,528
Meredith Corp.	7,889	231
New York Times Co. Class A (a)	22,922	165
Newell Rubbermaid, Inc.	50,693	761
News Corp. Class A	409,009	5,141
NIKE, Inc. Class B	70,852	4,960
Nordstrom, Inc.	29,533	854
O’Reilly Automotive, Inc. (a)	24,600	1,163
Office Depot, Inc. (a)	51,256	175
Omnicom Group, Inc.	54,641	1,913
Polo Ralph Lauren Corp.	12,615	955
Priceline.com, Inc. (a)	8,890	2,591
Pulte Homes, Inc. (a)	54,705	439
Radioshack Corp.	20,103	371
Ross Stores, Inc.	22,300	1,107
Scripps Networks Interactive, Inc. Class A	17,135	688
Sears Holdings Corp. (a)	8,174	506
Snap-On, Inc.	9,212	380
Stanley Black & Decker, Inc.	30,007	1,610
Staples, Inc.	133,133	2,366
Starbucks Corp.	135,361	3,112
Starwood Hotels & Resorts Worldwide, Inc.	34,447	1,610
Target Corp.	136,316	6,974
Tiffany & Co.	22,880	907
Time Warner Cable, Inc.	64,271	3,317
Time Warner, Inc.	208,591	6,254
TJX Cos., Inc.	76,506	3,037
Urban Outfitters, Inc. (a)	23,900	725
V.F. Corp.	16,393	1,158
Viacom, Inc. Class B	110,622	3,476
Walt Disney Co.	355,645	11,590
Washington Post Co. Class B	960	346
Whirlpool Corp.	13,661	1,013
Wyndham Worldwide Corp.	29,699	689
Wynn Resorts, Ltd.	12,300	991
Yum! Brands, Inc.	85,492	3,565
		184,166
Consumer Staples — 11.4%
Altria Group, Inc.	377,099	8,417
Archer-Daniels-Midland Co.	117,224	3,608
Avon Products, Inc.	78,360	2,280
Brown-Forman Corp. Class B	18,655	1,143
Campbell Soup Co.	34,065	1,269
Clorox Co.	26,543	1,721
Coca-Cola Co.	421,611	23,577
Coca-Cola Enterprises, Inc.	56,701	1,614
Colgate-Palmolive Co.	89,501	6,609
ConAgra Foods, Inc.	82,675	1,785
Constellation Brands, Inc. Class A (a)	37,426	624
Costco Wholesale Corp.	79,889	4,518
CVS Caremark Corp.	251,932	6,802
Dean Foods Co. (a)	33,458	342
Dr Pepper Snapple Group, Inc.	46,800	1,723
Estee Lauder Cos., Inc. Class A	20,952	1,175
General Mills, Inc.	119,864	4,334
H.J. Heinz Co.	58,869	2,722
Hormel Foods Corp.	13,400	578
Kellogg Co.	44,835	2,227

	Shares	Market Value (000)

COMMON STOCKS — (continued)
Consumer Staples — (continued)
Kimberly-Clark Corp.	75,700	$4,875
Kraft Foods, Inc. Class A	319,709	9,575
Kroger Co.	118,976	2,347
Lorillard, Inc.	28,361	2,156
McCormick & Co., Inc.	23,953	955
Molson Coors Brewing Co., Class B	28,262	1,231
PepsiCo, Inc.	294,854	18,924
Philip Morris International, Inc.	335,999	17,284
Procter & Gamble Co.	525,919	31,382
Reynolds American, Inc.	31,187	1,701
Safeway, Inc.	71,864	1,351
Sara Lee Corp.	116,034	1,676
SuperValu, Inc.	34,848	339
Sysco Corp.	108,009	2,969
The Hershey Company	30,782	1,430
The J.M. Smucker Co.	22,660	1,325
Tyson Foods, Inc., Class A	51,235	839
Wal-Mart Stores, Inc.	379,802	19,043
Walgreen Co.	178,918	4,809
Whole Foods Market, Inc. (a)	31,633	1,101
		202,380
Energy — 10.7%
Anadarko Petroleum Corp.	89,626	4,122
Apache Corp.	66,225	5,950
Baker Hughes, Inc.	78,273	2,942
Cabot Oil & Gas Corp.	17,300	482
Cameron International Corp. (a)	45,100	1,659
Chesapeake Energy Corp.	121,182	2,506
Chevron Corp. (b)	366,846	27,205
ConocoPhillips	272,330	14,278
Consol Energy, Inc.	42,573	1,371
Denbury Resources, Inc. (a)	69,800	1,029
Devon Energy Corp.	81,151	4,892
Diamond Offshore Drilling, Inc.	13,500	785
El Paso Corp.	131,592	1,499
EOG Resources, Inc.	45,917	3,989
EQT Corp.	26,800	874
ExxonMobil Corp. (b)	932,847	55,187
FMC Technologies, Inc. (a)	23,000	1,423
Halliburton Co.	164,634	4,644
Helmerich & Payne, Inc.	18,600	689
Hess Corp.	53,201	2,673
Marathon Oil Corp.	128,777	3,926
Massey Energy Co.	20,400	587
Murphy Oil Corp.	33,441	1,791
Nabors Industries, Ltd. (a)	48,204	756
National Oilwell Varco, Inc.	76,457	2,874
Noble Energy, Inc.	32,610	2,276
Occidental Petroleum Corp.	148,744	10,870
Peabody Energy Corp.	50,124	2,145
Pioneer Natural Resources Co.	21,400	1,237
QEP Resources, Inc.	32,768	951
Range Resources Corp.	28,700	970
Rowan Cos., Inc. (a)	19,620	504
Schlumberger, Ltd.	247,258	13,186
Southwestern Energy Co. (a)	63,200	2,068
Spectra Energy Corp.	120,698	2,455
Sunoco, Inc.	20,384	687
Tesoro Corp.	26,365	296
Valero Energy Corp.	106,209	1,675
Williams Cos., Inc.	102,568	1,860
		189,313
Financials — 16.1%
ACE Ltd.	60,500	3,235
AFLAC, Inc.	85,390	4,035
Allstate Corp.	98,006	2,705
American Express Co.	220,264	8,782
American International Group, Inc. (a)	24,133	819
Ameriprise Financial, Inc.	47,007	2,049
AON Corp.	49,047	1,777
Apartment Investment & Management Co. Class A	21,052	430
Assurant, Inc.	20,831	762
AvalonBay Communities, Inc.	14,398	1,515
Bank of America Corp.	1,832,971	22,820
Bank of New York Mellon Corp.	219,285	5,322
BB&T Corp.	125,770	2,782
Berkshire Hathaway, Inc. Class B (a)	302,503	23,831
Boston Properties, Inc.	25,467	2,073
Capital One Financial Corp.	82,963	3,141
CB Richard Ellis Group, Inc. Class A (a)	47,275	776
Charles Schwab Corp.	178,593	2,279
Chubb Corp.	59,975	3,306
Cincinnati Financial Corp.	27,114	723
Citigroup, Inc. (a)(b)	4,100,502	15,254
CME Group, Inc.	12,091	3,000
Comerica, Inc.	33,344	1,147
Developers Diversified Realty Corp.	1,532	16
Discover Financial Services	100,705	1,461
E*Trade Financial Corp. (a)	39,731	493
Equity Residential	51,657	2,367
Federated Investors, Inc. Class B	14,870	310
Fifth Third Bancorp	149,116	1,648
First Horizon National Corp. (a)	44,499	449
Franklin Resources, Inc.	27,180	2,623
Genworth Financial, Inc. Class A (a)	83,951	909
Goldman Sachs Group, Inc.	93,434	12,795
Hartford Financial Services Group, Inc.	78,297	1,578
HCP, Inc.	55,100	1,941
Health Care REIT, Inc.	20,800	956
Hudson City Bancorp, Inc.	84,392	973
Huntington Bancshares, Inc.	118,556	627
IntercontinentalExchange, Inc. (a)	13,780	1,317
Invesco Ltd.	84,800	1,535
J.P. Morgan Chase & Co.	726,715	26,423

	Shares	Market Value (000)

COMMON STOCKS — (continued)
Financials — (continued)
Janus Capital Group, Inc.	36,007	$327
KeyCorp	155,975	1,150
Kimco Realty Corp.	71,369	1,064
Legg Mason, Inc.	31,942	809
Leucadia National Corp. (a)	35,436	757
Lincoln National Corp.	51,992	1,215
Loews Corp.	62,531	2,197
M & T Bank Corp.	15,837	1,356
Marsh & McLennan Cos., Inc.	100,253	2,378
Marshall & Ilsley Corp.	86,593	567
Mastercard, Inc. Class A	17,600	3,491
MetLife, Inc.	161,396	6,068
Moody’s Corp.	34,766	735
Morgan Stanley	253,530	6,260
NASDAQ OMX Group, Inc. (a)	28,600	512
Northern Trust Corp.	42,506	1,961
NYSE Euronext	47,300	1,312
Paychex, Inc.	55,738	1,387
People’s United Financial, Inc.	69,500	884
PNC Financial Services Group, Inc.	96,817	4,934
Principal Financial Group, Inc.	58,991	1,360
Progressive Corp.	125,101	2,477
ProLogis	88,691	962
Prudential Financial, Inc.	84,439	4,270
Public Storage, Inc.	25,187	2,469
Regions Financial Corp.	224,689	1,445
Simon Property Group, Inc.	52,715	4,768
SLM Corp. (a)	92,354	1,021
State Street Corp. (c)	90,325	3,169
SunTrust Banks, Inc.	93,218	2,096
T. Rowe Price Group, Inc.	48,475	2,122
Torchmark Corp.	15,021	741
Total System Services, Inc.	37,775	536
Travelers Cos., Inc.	85,704	4,198
U.S. Bancorp	346,652	7,210
Unum Group	60,129	1,206
Ventas, Inc.	29,700	1,500
Visa, Inc.	83,300	5,746
Vornado Realty Trust	28,914	2,344
Wells Fargo Co.	951,849	22,416
Western Union Co.	125,385	1,966
XL Capital, Ltd. Class A	58,768	1,053
Zions Bancorp	33,953	626
		286,049
Health Care — 11.2%
Abbott Laboratories	280,806	13,855
Aetna, Inc.	78,950	2,109
Allergan, Inc.	56,092	3,445
AmerisourceBergen Corp.	49,686	1,355
Amgen, Inc. (a)	174,136	8,888
Baxter International, Inc.	109,561	4,663
Becton, Dickinson & Co.	42,997	2,932
Biogen Idec, Inc. (a)	44,131	2,374
Boston Scientific Corp. (a)	265,834	1,380
Bristol-Myers Squibb Co.	310,616	8,101
C.R. Bard, Inc.	16,497	1,267
Cardinal Health, Inc.	63,757	1,910
CareFusion Corp. (a)	31,178	673
Celgene Corp. (a)	83,618	4,308
Cephalon, Inc. (a)	13,300	753
Cerner Corp. (a)	11,700	852
CIGNA Corp.	51,596	1,662
Coventry Health Care, Inc. (a)	26,203	507
DaVita, Inc. (a)	18,200	1,176
Dentsply International, Inc.	26,700	743
Eli Lilly & Co.	184,075	6,178
Express Scripts, Inc. (a)	99,998	4,260
Forest Laboratories, Inc. (a)	52,202	1,425
Genzyme Corp. (a)	48,692	3,414
Gilead Sciences, Inc. (a)	152,899	4,871
Hospira, Inc. (a)	29,203	1,500
Humana, Inc. (a)	32,107	1,534
Intuitive Surgical, Inc. (a)	7,100	1,882
Johnson & Johnson	503,749	28,724
King Pharmaceuticals, Inc. (a)	48,592	423
Laboratory Corp. of America Holdings (a)	18,422	1,338
Life Technologies Corp. (a)	33,287	1,424
McKesson Corp.	49,855	2,894
Mead Johnson Nutrition Co.	35,818	1,869
Medco Health Solutions, Inc. (a)	79,068	3,438
Medtronic, Inc.	200,178	6,302
Merck & Co., Inc.	570,070	20,044
Mylan, Inc. (a)	54,109	928
Patterson Cos., Inc.	18,294	463
Pfizer, Inc.	1,473,811	23,478
Quest Diagnostics, Inc.	27,100	1,179
St. Jude Medical, Inc. (a)	59,626	2,061
Stryker Corp.	51,689	2,232
Tenet Healthcare Corp. (a)	73,370	288
UnitedHealth Group, Inc.	209,896	6,658
Varian Medical Systems, Inc. (a)	23,060	1,228
Watson Pharmaceuticals, Inc. (a)	17,746	764
Wellpoint, Inc. (a)	72,838	3,619
Zimmer Holdings, Inc. (a)	37,152	1,752
		199,123
Industrials — 10.6%
3M Co.	130,672	10,264
Amphenol Corp. Class A	31,200	1,271
Avery Dennison Corp.	21,188	689
Boeing Co.	139,188	8,509
Caterpillar, Inc.	113,279	7,381
CH Robinson Worldwide, Inc.	29,061	1,889
Cintas Corp.	25,088	640
CSX Corp.	71,038	3,544
Cummins, Inc.	37,258	2,772
Danaher Corp.	95,372	3,465
Deere & Co.	77,137	4,880

	Shares	Market Value (000)

COMMON STOCKS — (continued)
Industrials — (continued)
Dover Corp.	34,395	$1,540
Eaton Corp.	30,995	2,154
Emerson Electric Co.	136,448	6,365
Equifax, Inc.	22,083	651
Expeditors International Washington, Inc.	39,220	1,553
Fastenal Co.	22,500	1,019
FedEx Corp.	56,900	4,441
First Solar, Inc. (a)	8,670	1,108
Flir Systems, Inc. (a)	28,900	726
Flowserve Corp.	10,500	939
Fluor Corp.	32,260	1,441
General Dynamics Corp.	70,161	3,920
General Electric Co. (b)	1,949,733	28,232
Goodrich Co.	22,445	1,537
Honeywell International, Inc.	138,781	5,425
Illinois Tool Works, Inc.	70,571	2,912
Iron Mountain, Inc.	32,200	653
ITT Industries, Inc.	34,692	1,474
Jacobs Engineering Group, Inc. (a)	22,300	773
L-3 Communications Holdings, Inc.	20,303	1,352
Leggett & Platt, Inc.	27,098	520
Lockheed Martin Corp.	57,352	3,987
Masco Corp.	64,323	675
Monster Worldwide, Inc. (a)	22,609	249
Norfolk Southern Corp.	67,255	3,610
Northrop Grumman Corp.	55,211	2,988
PACCAR, Inc.	66,474	2,725
Pall Corp.	21,509	735
Parker-Hannifin Corp.	29,603	1,751
Pitney Bowes, Inc.	34,927	672
Precision Castparts Corp.	25,907	2,932
Quanta Services, Inc. (a)	39,500	709
R.R. Donnelley & Sons Co.	36,109	547
Raytheon Co.	69,082	3,034
Republic Services, Inc.	60,403	1,778
Robert Half International, Inc.	26,540	573
Rockwell Automation, Inc.	27,005	1,381
Rockwell Collins, Inc.	28,931	1,560
Roper Industries, Inc.	17,000	987
Ryder Systems, Inc.	7,921	304
Southwest Airlines Co.	136,986	1,514
Stericycle, Inc. (a)	14,800	969
Textron, Inc.	49,939	852
Thermo Fisher Scientific, Inc. (a)	74,524	3,139
Tyco International Ltd.	93,000	3,467
Union Pacific Corp.	91,668	6,686
United Parcel Service, Inc. Class B	179,646	11,461
United Technologies Corp.	169,378	11,045
W.W. Grainger, Inc.	11,469	1,213
Waste Management, Inc.	88,539	2,930
		188,512
Information Technology — 16.7%
Adobe Systems, Inc. (a)	95,657	2,655
Advanced Micro Devices, Inc. (a)	99,186	557
Agilent Technologies, Inc. (a)	60,468	1,631
Akamai Technologies, Inc. (a)	30,124	1,388
Altera Corp.	52,854	1,304
Analog Devices, Inc.	53,269	1,485
AOL, Inc. (a)(d)	1	—
Apple, Inc. (a)	166,084	40,420
Applied Materials, Inc.	245,007	2,546
Autodesk, Inc. (a)	41,576	1,154
Automatic Data Processing, Inc.	91,917	3,549
BMC Software, Inc. (a)	31,221	1,126
Broadcom Corp. Class A	80,259	2,405
CA, Inc.	67,099	1,208
Cisco Systems, Inc. (a)	1,043,419	20,921
Citrix Systems, Inc. (a)	33,967	1,968
Cognizant Technology Solutions Corp. Class A (a)	54,384	3,133
Computer Sciences Corp.	27,744	1,105
Compuware Corp. (a)	37,450	269
Corning, Inc.	283,076	4,439
Dell, Inc. (a)	313,150	3,686
Dun & Bradstreet Corp.	9,400	619
Electronic Arts, Inc. (a)	60,100	916
EMC Corp. (a)	372,184	6,789
Fidelity National Information Services, Inc.	46,577	1,204
Fiserv, Inc. (a)	26,452	1,323
Google, Inc. Class A (a)	44,190	19,886
Harris Corp.	23,700	997
Hewlett-Packard Co.	425,316	16,366
Intel Corp.	1,017,056	18,022
International Business Machines Corp.	234,242	28,866
Intuit, Inc. (a)	57,563	2,464
Jabil Circuit, Inc.	31,651	324
Juniper Networks, Inc. (a)	97,893	2,663
KLA-Tencor Corp.	30,605	857
Lexmark International Group, Inc. Class A (a)	12,642	442
Linear Technology Corp.	39,863	1,142
LSI Corp. (a)	114,762	461
McAfee, Inc. (a)	28,200	1,327
MEMC Electronic Materials, Inc. (a)	36,378	374
Microchip Technology, Inc.	32,489	900
Micron Technology, Inc. (a)	157,162	1,016
Microsoft Corp. (b)	1,392,135	32,687
Molex, Inc.	23,305	411
Motorola, Inc. (a)	422,265	3,180
National Semiconductor Corp.	42,096	531
NetApp, Inc. (a)	63,057	2,550
Novell, Inc. (a)	68,720	386
Novellus Systems, Inc. (a)	15,230	355
NVIDIA Corp. (a)	103,156	962
Oracle Corp.	715,962	15,665

	Shares	Market Value (000)

COMMON STOCKS — (continued)
Information Technology — (continued)
PerkinElmer, Inc.	21,118	444
QLogic Corp. (a)	17,922	267
QUALCOMM, Inc.	298,111	11,421
Red Hat, Inc. (a)	33,300	1,151
SAIC, Inc. (a)	54,800	815
Salesforce.com, Inc. (a)	21,200	2,329
SanDisk Corp. (a)	40,667	1,352
Symantec Corp. (a)	147,863	2,015
Tellabs, Inc.	73,830	524
Teradata Corp. (a)	28,920	947
Teradyne, Inc. (a)	28,149	253
Texas Instruments, Inc.	225,399	5,191
VeriSign, Inc. (a)	32,421	944
Waters Corp. (a)	17,365	1,051
Western Digital Corp. (a)	43,000	1,038
Xerox Corp.	247,701	2,091
Xilinx, Inc.	51,302	1,239
Yahoo!, Inc. (a)	217,019	2,839
		296,545
Materials — 3.5%
Air Products & Chemicals, Inc.	38,809	2,873
Airgas, Inc.	14,300	941
AK Steel Holding Corp.	20,000	255
Alcoa, Inc.	187,149	1,911
Allegheny Technologies, Inc.	17,228	702
Ball Corp.	17,262	968
Bemis Co., Inc.	21,162	611
CF Industries Holdings, Inc.	12,650	1,170
Cliffs Natural Resources, Inc.	23,400	1,432
Dow Chemical Co.	208,828	5,089
E.I. Du Pont de Nemours & Co.	164,012	6,687
Eastman Chemical Co.	12,204	751
Ecolab, Inc.	40,966	1,942
FMC Corp.	12,600	785
Freeport-McMoRan Copper & Gold, Inc. Class B	85,352	6,144
International Flavors & Fragrances, Inc.	13,031	595
International Paper Co.	81,911	1,676
MeadWestvaco Corp.	30,320	660
Monsanto Co.	99,155	5,220
Newmont Mining Corp.	89,206	5,470
Nucor Corp.	57,654	2,120
Owens-Illinois, Inc. (a)	30,400	762
Pactiv Corp. (a)	22,615	725
Plum Creek Timber Co., Inc.	29,311	1,010
PPG Industries, Inc.	31,071	2,045
Praxair, Inc.	55,711	4,793
Sealed Air Corp.	29,692	609
Sherwin-Williams Co.	17,096	1,203
Sigma-Aldrich Corp.	20,934	1,113
Titanium Metals Corp. (a)	16,600	301
United States Steel Corp.	26,678	1,134
Vulcan Materials Co.	22,561	829
Weyerhaeuser Co.	36,537	574
		63,100
Telecommunication Services — 3.2%
American Tower Corp. Class A (a)	73,400	3,439
AT&T, Inc.	1,079,350	29,175
CenturyTel, Inc.	56,273	2,035
Frontier Communications Corp.	183,444	1,418
JDS Uniphase Corp. (a)	42,723	392
MetroPCS Communications, Inc. (a)	51,700	462
Qwest Communications International, Inc.	275,190	1,555
Sprint Nextel Corp. (a)	555,565	2,267
Verizon Communications, Inc.	512,666	15,129
Windstream Corp.	90,413	1,043
		56,915
Utilities — 3.7%
AES Corp. (a)	115,195	1,180
Allegheny Energy, Inc.	28,359	639
Ameren Corp.	45,560	1,279
American Electric Power Co., Inc.	87,352	3,093
CenterPoint Energy, Inc.	77,511	1,146
CMS Energy Corp.	37,956	664
Consolidated Edison, Inc.	52,152	2,479
Constellation Energy Group, Inc.	34,214	1,004
Dominion Resources, Inc.	109,162	4,668
DTE Energy Co.	29,884	1,400
Duke Energy Corp.	238,420	4,098
Edison International	57,119	1,928
Entergy Corp.	34,598	2,728
Exelon Corp.	119,921	4,883
FirstEnergy Corp.	53,707	1,962
Integrys Energy Group, Inc.	14,716	713
NextEra Energy, Inc.	75,221	4,042
Nicor, Inc.	9,400	398
NiSource, Inc.	48,582	842
Northeast Utilities	32,000	927
NRG Energy, Inc. (a)	47,200	959
Oneok, Inc.	18,600	798
Pepco Holdings, Inc.	41,700	749
PG&E Corp.	67,826	3,172
Pinnacle West Capital Corp.	20,360	811
PPL Corp.	87,475	2,376
Progress Energy, Inc.	52,281	2,243
Public Service Enterprise Group, Inc.	92,324	2,951
SCANA Corp.	22,100	863
Sempra Energy	46,186	2,352
Southern Co.	149,043	5,468
TECO Energy, Inc.	34,951	590
Wisconsin Energy Corp.	20,100	1,120

		Market
		Value
	Shares	(000)

COMMON STOCKS — (continued)
Utilities — (continued)
Xcel Energy, Inc.	86,351	$1,926
		66,451

TOTAL COMMON STOCKS
(Cost $1,348,664)		1,732,554

	Par
	Amount
	(000)

U.S. GOVERNMENT SECURITIES — 0.2%
United States Treasury Bill(b)(e)(f) 0.13% due 09/16/10	$200	200
United States Treasury Bill(b)(e)(f) 0.08% due 10/14/10	3,715	3,715

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $3,915)		3,915

	Shares
	(000)

MONEY MARKET FUNDS — 1.9%
AIM Short Term Investment Prime Portfolio	32,608	32,608
Federated Money Market Obligations Trust	576	576

TOTAL MONEY MARKET FUNDS		33,184
(Cost $33,184)

TOTAL INVESTMENTS(g)† — 99.6%
(Identified cost $1,385,763(h))		1,769,653

Other Assets in Excess of Liabilities — 0.4%		7,058

NET ASSETS — 100.0%		$1,776,711

(a) Non-income producing security.

(b) All or part of this security has been designated as collateral for futures contracts.

(c) Affiliated issuer. See table that follows for more information.

(d) Amount is less than $1,000.

(e) Rate represents annualized yield at date of purchase.

(f) Value determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures.

(g) Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding Fair Value Measurements and Disclosures.

(h) Cost of investments shown approximates cost for federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2010 was $516,885 and $132,995, respectively, resulting in net unrealized appreciation of investments of $383,890.

† Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding Fair Value Measurements and Disclosures that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2010, in valuing the Portfolio’s assets carried at fair value (amounts in thousands):

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
INVESTMENTS:
Common Stocks	$1,732,554	$—	$—	$1,732,554
U.S. Government Securities	—	3,915	—	3,915
Money Market Funds	33,184	—	—	33,184
OTHER LIABILITIES:
Futures contracts	(1,645)	—	—	(1,645)
TOTAL ASSETS AND LIABILITIES	$1,764,093	$3,915	$—	$1,768,008

The type of inputs used to value each security under the provisions surrounding Fair Value Measurements and Disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

The Portfolio adopted updated provisions surrounding Fair Value Measurements and Disclosures effective March 31, 2010. This update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

As of the period ended August 31, 2010, there were no securities transferred from Level 1 to Level 2 and no securities transferred from Level 2 to Level 1.

41

Derivatives

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

	Number	Unrealized
	of	Depreciation
	Contracts	(000)
Schedule of Futures Contracts S&P 500 Financial Futures Contracts (long) Expiration Date 09/2010	828	$(1,645)

Total unrealized depreciation on open futures contracts purchased		$(1,645)

42

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective.

The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The fair value of the Portfolio’s Derivative Instruments as shown on the Portfolio of Investments,  categorized by risk exposure for the period ended August 31, 2010 were as follows:

Liability Derivatives (1) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total

Futures Contracts	$—	$—	$—	$(1,645)	$—	$—	$(1,645)

(1) Portfolio of Investments: Unrealized depreciation of futures contracts.

Transactions in derivative instruments during the eight months ended August 31, 2010, were as follows:

Realized Gain (Loss) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total

Futures Contracts	$—	$—	$—	$(125)	$—	$—	$(125)

Change in Appreciation (Depreciation) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total

Futures Contracts	$—	$—	$—	$(2,192)	$—	$—	$(2,192)

43

Affiliate Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at August 31, 2010 is listed in the Portfolio of Investments.

						Income earned
		Shares purchased				for the eight
		for the eight	Shares sold for	Number of shares	Value at	months ended	Realized loss
Security	Number of shares	months ended	the eight months	held at	08/31/2010	08/31/2010	on shares sold
Description	held at 12/31/09	08/31/2010	ended 08/31/2010	08/31/2010	(000)	(000)	(000)
State Street Corp.	90,925	6,300	6,900	90,325	$3,169	$2	$(163)

44

Statement of Assets and Liabilities

August 31, 2010 (Unaudited)

(Amounts in thousands)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,382,488)	$1,766,484
Investments in non-controlled affiliates at market value (identified cost $3,275)	3,169
Total investments at market value (identified cost $1,385,763)	1,769,653
Investment securities sold	1,696
Daily variation margin on futures contracts	132
Dividends and interest	5,300
Total assets	1,776,781

Liabilities
Management fees	70
Total liabilities	70
Net Assets	$1,776,711

See Notes to Financial Statements.

45

State Street Equity 500 Index Portfolio

Portfolio of Investments

December 31, 2009

		Market
		Value
	Shares	(000)

COMMON STOCKS — 97.5%
Consumer Discretionary — 9.7%
Abercrombie & Fitch Co. Class A	15,846	$552
Amazon.Com, Inc.(a)	62,292	8,380
Apollo Group, Inc. Class A(a)	23,129	1,401
AutoNation, Inc.(a)	16,963	325
AutoZone, Inc.(a)	5,464	864
Bed Bath & Beyond, Inc.(a)	49,145	1,898
Best Buy Co., Inc.	64,519	2,546
Big Lots, Inc.(a)	16,227	470
Black & Decker Corp.	11,937	774
Carnival Corp.(a)	82,750	2,622
CBS Corp. Class B	127,003	1,784
Coach, Inc.	59,828	2,186
Comcast Corp. Class A	530,448	8,943
D.R. Horton, Inc.	52,876	575
Darden Restaurants, Inc.	27,988	982
DeVry, Inc.	12,500	709
Direct TV. Class A(a)	176,977	5,902
Eastman Kodak Co.(a)	54,482	230
eBay, Inc.(a)	207,303	4,880
Expedia, Inc.(a)	38,815	998
Family Dollar Stores, Inc.	25,558	711
Ford Motor Co.(a)	612,398	6,124
Fortune Brands, Inc.	27,245	1,177
GameStop Corp. Class A(a)	32,400	711
Gannett Co., Inc.	42,074	625
Gap, Inc.	86,798	1,818
Genuine Parts Co.	29,509	1,120
Goodyear Tire & Rubber Co.(a)	42,357	597
H&R Block, Inc.	60,415	1,367
Harley-Davidson, Inc.	42,501	1,071
Harman International Industries, Inc.	12,621	445
Hasbro, Inc.	24,425	783
Home Depot, Inc.	314,712	9,105
Host Hotels & Resorts, Inc.(a)	112,521	1,313
International Game Technology	53,619	1,006
Interpublic Group of Cos., Inc.(a)	83,894	619
JC Penney Co., Inc.	44,010	1,171
Johnson Controls, Inc.	123,686	3,369
Kohl’s Corp.(a)	57,833	3,119
Lennar Corp. Class A	25,931	331
Limited Brands	51,267	986
Lowe’s Cos., Inc.	272,962	6,385
Macy’s, Inc.	78,623	1,318
Marriot International, Inc. Class A	49,350	1,345
Mattel, Inc.	67,076	1,340
McDonald’s Corp.	200,825	12,540
McGraw-Hill, Inc.	59,066	1,979
Meredith Corp.	7,889	243
New York Times Co. Class A(a)	22,922	283
Newell Rubbermaid, Inc.	50,693	761
News Corp. Class A	417,409	5,714
NIKE, Inc. Class B	71,752	4,741
Nordstrom, Inc.	29,533	1,110
O’Reilly Automotive, Inc.(a)	24,600	938
Office Depot, Inc.(a)	51,256	331
Omnicom Group, Inc.	58,541	2,292
Polo Ralph Lauren Corp.	10,615	860
Priceline.com, Inc.(a)	7,690	1,680
Pulte Homes, Inc.(a)	64,905	649
Radioshack Corp.	26,203	511
Ross Stores, Inc.	22,300	952
Scripps Networks Interactive, Inc. Class A	17,135	711
Sears Holdings Corp.(a)	9,374	782
Snap-On, Inc.	11,612	491
Stanley Works	14,483	746
Staples, Inc.	136,733	3,362
Starbucks Corp.(a)	139,361	3,214
Starwood Hotels & Resorts Worldwide, Inc.	34,647	1,267
Target Corp.	140,816	6,811
Tiffany & Co.	22,880	984
Time Warner Cable, Inc.	66,571	2,755
Time Warner, Inc.	216,491	6,309
TJX Cos., Inc.	76,806	2,807
V.F. Corp.	16,193	1,186
Viacom, Inc. Class B(a)	115,022	3,420
Walt Disney Co.	348,745	11,247
Washington Post Co. Class B	1,260	554
Whirlpool Corp.	13,661	1,102
Wyndham Worldwide Corp.	34,299	692
Wynn Resorts, Ltd.	12,300	716
Yum! Brands, Inc.	88,292	3,088
		182,805
Consumer Staples — 11.0%
Altria Group, Inc.	387,999	7,616
Archer-Daniels-Midland Co.	118,024	3,695
Avon Products, Inc.	79,160	2,493
Brown-Forman Corp. Class B	20,855	1,117
Campbell Soup Co.	34,065	1,151
Clorox Co.	26,043	1,589
Coca-Cola Co.	432,011	24,625
Coca-Cola Enterprises, Inc.	62,501	1,325
Colgate-Palmolive Co.	91,901	7,550
ConAgra Foods, Inc.	82,975	1,913
Constellation Brands, Inc. Class A(a)	37,426	596
Costco Wholesale Corp.	80,289	4,751
CVS Caremark Corp.	262,032	8,440
Dean Foods Co.(a)	33,458	604
Dr Pepper Snapple Group, Inc.	46,200	1,307
Estee Lauder Cos., Inc. Class A	23,252	1,124
General Mills, Inc.	61,732	4,371
H.J. Heinz Co.	59,469	2,543
Hormel Foods Corp.	13,400	515
Kellogg Co.	47,535	2,529
Kimberly-Clark Corp.	76,500	4,874
Kraft Foods, Inc. Class A	276,309	7,510
Kroger Co.	123,176	2,529
Lorillard, Inc.	29,461	2,364
McCormick & Co., Inc.	23,953	865
Molson Coors Brewing Co., Class B	28,262	1,276
Pepsi Bottling Group, Inc.	26,753	1,003
PepsiCo, Inc.	290,656	17,672
Philip Morris International, Inc.	354,799	17,098
Procter & Gamble Co.	542,719	32,905
Reynolds American, Inc.	30,887	1,636
Safeway, Inc.	76,564	1,630
Sara Lee Corp.	127,334	1,551
SuperValu, Inc.	41,948	533

See Notes to Financial Statements.

46

		Market
		Value
	Shares	(000)

COMMON STOCKS (continued)
Consumer Staples (continued)
Sysco Corp.	111,809	$3,124
The Hershey Company	30,782	1,102
The J.M. Smucker Co.	22,060	1,362
Tyson Foods, Inc., Class A	57,835	710
Wal-Mart Stores, Inc.	397,602	21,252
Walgreen Co.	182,618	6,706
Whole Foods Market, Inc.(a)	24,833	682
		208,238
Energy 11.3%
Anadarko Petroleum Corp.	91,026	5,682
Apache Corp.	62,325	6,430
Baker Hughes, Inc.	58,478	2,367
BJ Services Co.	54,048	1,005
Cabot Oil & Gas Corp.	20,300	885
Cameron International Corp.(a)	44,300	1,852
Chesapeake Energy Corp.	121,382	3,141
Chevron Corp.(b)	372,546	28,682
ConocoPhillips	275,030	14,046
Consol Energy, Inc.	33,073	1,647
Denbury Resources, Inc.(a)	47,800	707
Devon Energy Corp.	82,251	6,045
Diamond Offshore Drilling, Inc.	12,900	1,270
El Paso Corp.	130,692	1,285
EOG Resources, Inc.	46,517	4,526
EQT Corp.	23,600	1,036
ExxonMobil Corp.(b)	882,272	60,162
FMC Technologies, Inc.(a)	22,800	1,319
Halliburton Co.	166,934	5,023
Hess Corp.	55,101	3,334
Marathon Oil Corp.	130,177	4,064
Massey Energy Co.	15,800	664
Murphy Oil Corp.	35,941	1,948
Nabors Industries, Ltd.(a)	52,804	1,156
National Oilwell Varco, Inc.	79,257	3,494
Noble Energy, Inc.	32,710	2,330
Occidental Petroleum Corp.	150,444	12,239
Peabody Energy Corp.	50,424	2,280
Pioneer Natural Resources Co.	22,000	1,060
Questar Corp.	32,468	1,350
Range Resources Corp.	28,700	1,431
Rowan Cos., Inc.(a)	19,620	444
Schlumberger, Ltd.	222,575	14,487
Smith International, Inc.	44,334	1,204
Southwestern Energy Co.(a)	65,200	3,143
Spectra Energy Corp.	121,798	2,498
Sunoco, Inc.	20,384	532
Tesoro Corp.	26,365	357
Valero Energy Corp.	105,609	1,769
Williams Cos., Inc.	109,768	2,314
XTO Energy, Inc.	107,452	5,000
		214,208
Financials 14.8%
AFLAC, Inc.	85,990	3,977
Allstate Corp.	101,506	3,049
American Express Co.	220,064	8,917
American International Group, Inc.(a)	24,133	723
Ameriprise Financial, Inc.	46,207	1,794
AON Corp.	50,647	1,942
Apartment Investment & Management Co. Class A	21,052	335
Assurant, Inc.	20,831	614
AvalonBay Communities, Inc.	14,398	1,182
Bank of America Corp.	1,852,771	27,903
Bank of New York Mellon Corp.	223,185	6,242
BB&T Corp.	129,070	3,274
Boston Properties, Inc.	25,967	1,742
Capital One Financial Corp.	82,863	3,177
CB Richard Ellis Group, Inc. Class A(a)	47,275	641
Charles Schwab Corp.	180,193	3,391
Chubb Corp.	62,875	3,092
Cincinnati Financial Corp.	31,214	819
Citigroup, Inc.	3,627,702	12,008
CME Group, Inc.	12,191	4,096
Comerica, Inc.	26,844	794
Developers Diversified Realty Corp.	1,532	14
Discover Financial Services	100,205	1,474
E*Trade Financial Corp.(a)	305,315	534
Equity Residential	51,257	1,731
Federated Investors, Inc. Class B	18,970	522
Fifth Third Bancorp	148,516	1,448
First Horizon National Corp.(a)	43,304	580
Franklin Resources, Inc.	28,380	2,990
Genworth Financial, Inc. Class A(a)	91,551	1,039
Goldman Sachs Group, Inc.	95,334	16,096
Hartford Financial Services Group, Inc.	70,597	1,642
HCP, Inc.	54,900	1,677
Health Care REIT, Inc.	23,800	1,055
Hudson City Bancorp, Inc.	92,292	1,267
Huntington Bancshares, Inc.	118,556	433
IntercontinentalExchange, Inc.(a)	13,680	1,536
Invesco Ltd.	78,100	1,835
J.P. Morgan Chase & Co.	731,815	30,495
Janus Capital Group, Inc.	36,007	484
KeyCorp	174,875	971
Kimco Realty Corp.	71,369	966
Legg Mason, Inc.	31,242	942
Leucadia National Corp.(a)	35,436	843
Lincoln National Corp.	56,392	1,403
Loews Corp.	68,631	2,495
M & T Bank Corp.	15,937	1,066
Marsh & McLennan Cos., Inc.	98,753	2,180
Marshall & Ilsley Corp.	105,093	573
Mastercard, Inc. Class A	17,700	4,531
MetLife, Inc.	151,596	5,359
Moody’s Corp.	38,966	1,044
Morgan Stanley	254,830	7,543
NASDAQ OMX Group, Inc.(a)	28,600	567
Northern Trust Corp.	45,506	2,384
NYSE Euronext	47,300	1,197
Paychex, Inc.	60,338	1,849
People’s United Financial Inc.	68,100	1,137
PNC Financial Services Group, Inc.	85,317	4,504
Principal Financial Group, Inc.	58,391	1,404
Progressive Corp.(a)	125,201	2,252

See Notes to Financial Statements.

47

		Market
		Value
	Shares	(000)

COMMON STOCKS (continued)
Financials (continued)
ProLogis	87,391	$1,196
Prudential Financial, Inc.	85,339	4,246
Public Storage, Inc.	24,987	2,035
Regions Financial Corp.	227,189	1,202
Simon Property Group, Inc.	52,415	4,183
SLM Corp.(a)	91,354	1,030
State Street Corp.(c)	90,925	3,959
SunTrust Banks, Inc.	93,818	1,904
T. Rowe Price Group, Inc.	48,275	2,571
Torchmark Corp.	15,021	660
Total System Services, Inc.	37,775	652
Travelers Cos., Inc.	101,104	5,041
U.S. Bancorp	358,452	8,069
Unum Group	60,129	1,174
Ventas, Inc.	29,100	1,273
Visa, Inc.	83,100	7,268
Vornado Realty Trust	29,014	2,029
Wells Fargo Co.	952,849	25,717
Western Union Co.	132,485	2,497
XL Capital, Ltd. Class A	66,368	1,217
Zions Bancorp	25,453	327
		280,024
Health Care 12.1%
Abbott Laboratories	288,006	15,549
Aetna, Inc.	82,350	2,611
Allergan, Inc.	58,292	3,673
AmerisourceBergen Corp.	54,186	1,413
Amgen, Inc.(a)	188,236	10,649
Baxter International, Inc.	111,761	6,558
Becton, Dickinson & Co.	43,497	3,430
Biogen Idec, Inc.(a)	54,531	2,917
Boston Scientific Corp.(a)	284,234	2,558
Bristol-Myers Squibb Co.	317,516	8,017
C.R. Bard, Inc.	17,797	1,386
Cardinal Health, Inc.	67,657	2,181
CareFusion Corp.(a)	31,178	780
Celgene Corp.(a)	84,618	4,712
Cephalon, Inc.(a)	13,300	830
CIGNA Corp.	50,996	1,799
Coventry Health Care, Inc.(a)	26,203	637
DaVita, Inc.(a)	18,200	1,069
Dentsply International Inc.	26,700	939
Eli Lilly & Co.	188,975	6,748
Express Scripts, Inc.(a)	50,599	4,374
Forest Laboratories, Inc.(a)	56,502	1,814
Genzyme Corp.(a)	48,392	2,372
Gilead Sciences, Inc.(a)	166,299	7,197
Hospira, Inc.(a)	29,203	1,489
Humana, Inc.(a)	31,607	1,387
Intuitive Surgical, Inc.(a)	7,100	2,154
Johnson & Johnson	512,449	33,007
King Pharmaceuticals, Inc.(a)	48,592	596
Laboratory Corp. of America Holdings(a)	20,222	1,513
Life Technologies Corp.(a)	32,987	1,723
McKesson Corp.	50,355	3,147
Mead Johnson Nutrition Co.	34,818	1,522
Medco Health Solutions, Inc.(a)	87,968	5,622
Medtronic, Inc.	204,778	9,006
Merck & Co., Inc.	569,270	20,801
Millipore Corp.(a)	11,135	806
Mylan Inc.(a)	60,109	1,108
Patterson Cos., Inc.(a)	18,294	512
Pfizer, Inc.	1,504,611	27,369
Quest Diagnostics, Inc.	29,300	1,769
St. Jude Medical, Inc.(a)	61,226	2,252
Stryker Corp.	53,289	2,684
Tenet Healthcare Corp.(a)	73,370	396
UnitedHealth Group, Inc.	215,596	6,571
Varian Medical Systems, Inc.(a)	22,660	1,062
Watson Pharmaceuticals, Inc.(a)	20,646	818
Wellpoint, Inc.(a)	84,838	4,945
Zimmer Holdings, Inc.(a)	39,552	2,338
		228,810
Industrials 10.2%
3M Co.	131,072	10,836
Amphenol Corp. Class A	31,200	1,441
Avery Dennison Corp.	21,588	788
Boeing Co.	135,988	7,361
Burlington Northern Santa Fe Corp.	48,482	4,781
Caterpillar, Inc.	116,279	6,627
CH Robinson Worldwide, Inc.	31,561	1,854
Cintas Corp.	25,088	654
CSX Corp.	74,338	3,605
Cummins, Inc.	37,058	1,699
Danaher Corp.	49,086	3,691
Deere & Co.	77,837	4,210
Dover Corp.	33,695	1,402
Eaton Corp.	31,195	1,985
Emerson Electric Co.	139,348	5,936
Equifax, Inc.	25,683	793
Expeditors International Washington, Inc.	38,620	1,341
Fastenal Co.	25,500	1,062
FedEx Corp.	57,800	4,823
First Solar, Inc.(a)	8,670	1,174
Flir Systems, Inc.(a)	28,900	946
Flowserve Corp.	10,400	983
Fluor Corp.	32,260	1,453
General Dynamics Corp.	71,061	4,844
General Electric Co.(b)	1,977,333	29,917
Goodrich Co.	22,445	1,442
Honeywell International, Inc.	143,081	5,609
Illinois Tool Works, Inc.	72,971	3,502
Iron Mountain, Inc.(a)	32,200	733
ITT Industries, Inc.	34,192	1,701
Jacobs Engineering Group, Inc.(a)	22,300	839
L-3 Communications Holdings, Inc.	21,803	1,896
Leggett & Platt, Inc.	27,098	553
Lockheed Martin Corp.	59,152	4,457
Masco Corp.	64,323	888
Monster Worldwide, Inc.(a)	22,609	393
Norfolk Southern Corp.	69,655	3,651
Northrop Grumman Corp.	57,811	3,229
PACCAR, Inc.	68,674	2,491
Pall Corp.	21,509	779

See Notes to Financial Statements.

48

		Market
		Value
	Shares	(000)

COMMON STOCKS (continued)
Industrials (continued)
Parker-Hannifin Corp.	29,403	$1,584
Pitney Bowes, Inc.	40,027	911
Precision Castparts Corp.	26,007	2,870
Quanta Services, Inc.(a)	39,800	829
R.R. Donnelley & Sons Co.	36,109	804
Raytheon Co.	70,682	3,642
Republic Services, Inc.	60,403	1,710
Robert Half International, Inc.	30,640	819
Rockwell Automation, Inc.	26,305	1,236
Rockwell Collins, Inc.	28,431	1,574
Roper Industries, Inc.	17,000	890
Ryder Systems, Inc.	11,321	466
Southwest Airlines Co.	134,786	1,541
Stericycle, Inc.(a)	14,800	816
Textron, Inc.	49,939	939
Thermo Fisher Scientific, Inc.(a)	77,324	3,688
Union Pacific Corp.	93,468	5,973
United Parcel Service, Inc. Class B	183,846	10,547
United Technologies Corp.	174,478	12,110
W.W. Grainger, Inc.	11,569	1,120
Waste Management, Inc.	89,739	3,034
		193,472
Information Technology 18.2%
Adobe Systems, Inc.(a)	96,157	3,537
Advanced Micro Devices, Inc.(a)	99,186	960
Affiliated Computer Services, Inc. Class A(a)	18,737	1,118
Agilent Technologies, Inc.(a)	64,768	2,012
Akamai Technologies, Inc.(a)	34,224	867
Altera Corp.	52,854	1,196
Analog Devices, Inc.	53,269	1,682
AOL, Inc.(a)(d)	1	—
Apple Inc.(a)	167,284	35,274
Applied Materials, Inc.	252,607	3,521
Autodesk, Inc.(a)	41,576	1,056
Automatic Data Processing, Inc.	95,317	4,081
BMC Software, Inc.(a)	34,221	1,372
Broadcom Corp. Class A(a)	81,359	2,559
CA, Inc.	72,499	1,628
Cisco Systems, Inc.(a)	1,072,419	25,674
Citrix Systems, Inc.(a)	33,367	1,388
Cognizant Technology Solutions Corp. Class A(a)	55,284	2,504
Computer Sciences Corp.(a)	27,744	1,596
Compuware Corp.(a)	51,350	371
Corning, Inc.	288,176	5,565
Dell, Inc.(a)	317,050	4,553
Dun & Bradstreet Corp.	9,400	793
Electronic Arts, Inc.(a)	60,100	1,067
EMC Corp.(a)	377,584	6,596
Fidelity National Information Services, Inc.	58,077	1,361
Fiserv, Inc.(a)	28,852	1,399
Google, Inc. Class A(a)	44,790	27,769
Harris Corp.	23,700	1,127
Hewlett-Packard Co.	441,916	22,763
IMS Health, Inc.	34,832	734
Intel Corp.	1,028,956	20,991
International Business Machines Corp.	243,942	31,932
Intuit, Inc.(a)	60,663	1,863
Jabil Circuit, Inc.	31,651	550
Juniper Networks, Inc.(a)	98,893	2,637
KLA-Tencor Corp.	30,605	1,107
Lexmark International Group, Inc. Class A(a)	15,842	412
Linear Technology Corp.	43,763	1,337
LSI Corp.(a)	114,762	690
McAfee, Inc.(a)	28,200	1,144
MEMC Electronic Materials, Inc.(a)	45,478	619
Microchip Technology, Inc.	32,489	944
Micron Technology, Inc.(a)	153,662	1,623
Microsoft Corp.(b)	1,435,335	43,763
Molex, Inc.	23,305	502
Motorola, Inc.(a)	435,465	3,379
National Semiconductor Corp.	42,096	647
NetApp, Inc.(a)	61,857	2,127
Novell, Inc.(a)	68,720	285
Novellus Systems, Inc.(a)	20,030	468
NVIDIA Corp.(a)	99,756	1,863
Oracle Corp.	728,362	17,874
PerkinElmer, Inc.	21,118	435
QLogic Corp.(a)	24,322	459
QUALCOMM, Inc.	309,711	14,327
Red Hat, Inc.(a)	37,200	1,150
SAIC, Inc.(a)	54,800	1,038
Salesforce.com, Inc.(a)	21,200	1,564
SanDisk Corp.(a)	40,667	1,179
Sun Microsystems, Inc.(a)	139,841	1,310
Symantec Corp.(a)	153,863	2,753
Tellabs, Inc.(a)	73,830	419
Teradata Corp.(a)	33,520	1,054
Teradyne, Inc.(a)	28,149	302
Texas Instruments, Inc.	232,199	6,051
VeriSign, Inc.(a)	37,521	910
Waters Corp.(a)	17,265	1,070
Western Digital Corp.(a)	42,000	1,854
Xerox Corp.	161,834	1,369
Xilinx, Inc.	51,202	1,283
Yahoo!, Inc.(a)	218,719	3,670
		345,077
Materials 3.6%
Air Products & Chemicals, Inc.	39,809	3,227
Airgas, Inc.	16,600	790
AK Steel Holding Corp.	20,000	427
Alcoa, Inc.	180,249	2,906
Allegheny Technologies, Inc.	17,228	771
Ball Corp.	17,262	892
Bemis Co., Inc.	21,162	627
CF Industries Holdings, Inc.	9,750	885
Cliffs Natural Resources, Inc.	23,400	1,078
Dow Chemical Co.	211,928	5,856
E.I. Du Pont de Nemours & Co.	167,412	5,637
Eastman Chemical Co.	14,204	856
Ecolab, Inc.	43,666	1,947
FMC Corp.	12,600	703

See Notes to Financial Statements.

49

		Market
		Value
	Shares	(000)

COMMON STOCKS — (continued)
Materials — (continued)
Freeport-McMoRan Copper & Gold, Inc. Class B(a)	79,652	$6,395
International Flavors & Fragrances, Inc.	16,031	660
International Paper Co.	81,411	2,180
MeadWestvaco Corp.	30,320	868
Monsanto Co.	102,255	8,359
Newmont Mining Corp.	90,206	4,268
Nucor Corp.	59,354	2,769
Owens-Illinois, Inc.(a)	30,400	999
Pactiv Corp.(a)	22,615	546
Plum Creek Timber Co., Inc.	29,311	1,107
PPG Industries, Inc.	30,971	1,813
Praxair, Inc.	56,711	4,554
Sealed Air Corp.	29,692	649
Sherwin-Williams Co.	17,696	1,091
Sigma-Aldrich Corp.	23,634	1,194
Titanium Metals Corp.(a)	16,600	208
United States Steel Corp.	25,878	1,426
Vulcan Materials Co.	22,561	1,188
Weyerhaeuser Co.	39,537	1,706
		68,582
Telecommunication Services — 3.1%
American Tower Corp. Class A(a)	74,600	3,223
AT&T, Inc.	1,095,950	30,720
CenturyTel, Inc.	55,873	2,023
Frontier Communications Corp.	60,384	472
JDS Uniphase Corp.(a)	42,723	352
MetroPCS Communications, Inc.(a)	51,700	395
Qwest Communications International, Inc.	273,890	1,153
Sprint Nextel Corp.(a)	527,165	1,929
Verizon Communications, Inc.	529,166	17,531
Windstream Corp.	77,313	850
		58,648
Utilities — 3.5%
AES Corp.(a)	125,095	1,665
Allegheny Energy, Inc.	33,059	776
Ameren Corp.	44,660	1,248
American Electric Power Co., Inc.	90,152	3,136
CenterPoint Energy, Inc.	74,711	1,084
CMS Energy Corp.	45,756	717
Consolidated Edison, Inc.	51,752	2,351
Constellation Energy Group, Inc.	37,314	1,312
Dominion Resources, Inc.	109,862	4,276
DTE Energy Co.	29,884	1,303
Duke Energy Corp.	246,020	4,234
Edison International	61,319	2,133
Entergy Corp.	34,698	2,840
Exelon Corp.	122,221	5,973
FirstEnergy Corp.	57,507	2,671
FPL Group, Inc.	78,021	4,121
Integrys Energy Group, Inc.	14,716	618
Nicor, Inc.	9,400	396
NiSource, Inc.	48,582	747
Northeast Utilities	32,000	825
Pepco Holdings, Inc.	41,700	703
PG&E Corp.	70,126	3,131
Pinnacle West Capital Corp.	20,160	737
PPL Corp.	70,875	2,290
Progress Energy, Inc.	52,481	2,152
Public Service Enterprise Group, Inc.	95,724	3,183
SCANA Corp.	21,300	803
Sempra Energy	46,286	2,591
Southern Co.	147,443	4,913
TECO Energy, Inc.	42,151	684
Wisconsin Energy Corp.	22,800	1,136
Xcel Energy, Inc.	85,351	1,811
		66,560
TOTAL COMMON STOCKS (Cost $1,337,721,650)		1,846,424

	Par
	Amount
	(000)
U.S. GOVERNMENT SECURITIES — 0.3%
United States Treasury Bill(b)(e)(f)
0.02% due 03/11/10	$4,815	$4,815

TOTAL U.S. GOVERNMENT SECURITIES (Cost $4,814,838)		4,815

	Shares
	(000)
MONEY MARKET FUNDS — 1.6%
AIM Short Term Investment Prime Portfolio	29,939	29,939
Federated Money Market Obligations Trust	576	576

TOTAL MONEY MARKET FUNDS (Cost $30,514,519)		30,515

TOTAL INVESTMENTS(g)† — 99.4% (Identified Cost $1,373,051,007)		1,881,754

Other Assets in Excess of Liabilities — 0.6%		11,632
NET ASSETS — 100.0%		$1,893,386

(a)   Non-income producing security.

(b)   All or part of this security has been designated as collateral for futures contracts.

(c)   Affiliated issuer. See table that follows for more information.

(d)   Amount is less than $1,000.

(e)   Rate represents annualized yield at date of purchase.

See Notes to Financial Statements.

50

(f)            Value determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)

(g)         Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)

†                See Note 2 of the Notes to Financial Statements.

	Number of	Unrealized
	Contracts (000)	Appreciation
Schedule of Futures Contracts S&P 500 Financial Futures Contracts (long) Expiration Date 03/2010	808	$547

Total unrealized appreciation on open futures contracts purchased		$547

Affiliate Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2009 is listed in the Portfolio of Investments.

Security	Number of shares	Shares purchased for the 12 months	Shares sold for the 12 months	Number of shares	Value at 12/31/09	Income earned for the 12 months ended 12/31/09	Realized loss on shares sold
Description	held at 12/31/08	ended 12/31/09	ended 12/31/09	held at 12/31/09	(000)	(000)	(000)
State Street Corp.	81,725	24,400	15,200	90,925	$3,959	$4	$(410)

See Notes to Financial Statements.

51

Statement of Assets and Liabilities

December 31, 2009

(Amounts in thousands)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,369,546)	$1,877,795
Investments in non-controlled affiliates at market value (identified cost $3,505) (Note 4)	3,959
Total investments at market value (identified cost $1,373,051)	1,881,754
Investment securities sold	9,626
Dividends and interest	2,540
Total assets	1,893,920
Liabilities
Daily variation margin on futures contracts	461
Management fees (Note 4)	73
Total liabilities	534
Net Assets	$1,893,386

See Notes to Financial Statements.

52

Statement of Operations

Year Ended December 31, 2009

(Amounts in thousands)

Investment Income
Interest	$102
Dividend income — unaffiliated issuers (net of foreign taxes withheld of $2)	38,848
Dividend income — non-controlled affiliated issuer	4
Total investment income	38,954
Expenses
Management fees (Note 4)	755
Total expenses	755
Net Investment Income	$38,199
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(99,438)
Investments — non-controlled affiliated issuer	(410)
Futures contracts	11,628
(88,220)
Net change in net unrealized appreciation (depreciation) on:
Investments	473,799
Futures contracts	(404)
473,395
Net realized and unrealized gain	385,175
Net Increase in Net Assets Resulting from Operations	$423,374

See Notes to Financial Statements.

53

Statements of Changes in Net Assets

(Amounts in thousands)

	For The Year Ended	For The Year Ended
	December 31, 2009	December 31, 2008
Increase (Decrease) in Net Assets From Operations:
Net investment income	$38,199	$45,563
Net realized loss on investments and futures contracts	(88,220)	(19,853)
Net change in net unrealized appreciation (depreciation) on investments and futures contracts	473,395	(897,802)
Net increase (decrease) in net assets resulting from operations	423,374	(872,092)
Capital Transactions
Contributions	267,641	288,497
Withdrawals	(319,837)	(316,574)
Net decrease in net assets from capital transactions	(52,196)	(28,077)
Net Increase (Decrease) in Net Assets	371,178	(900,169)
Net Assets
Beginning of year	1,522,208	2,422,377
End of year	$1,893,386	$1,522,208

See Notes to Financial Statements.

54

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
Supplemental Data and
Ratios:
Net assets, end of year (in thousands)	$1,893,386	$1,522,208	$2,422,377	$2,766,696	$2,453,109
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	2.28%	2.30%	1.96%	1.94%	1.84%
Portfolio turnover rate*	19%	14%	12%	10%	8%
Total return(a)	26.50%	(37.02)%	5.49%	15.75%	4.87%

*                 The portfolio turnover rate excludes in-kind security transactions.

(a)          Results represent past performance and are not indicative of future results.

See Notes to Financial Statements.

55

State Street Equity 500 Index Portfolio

Notes to Financial Statements

December 31, 2009

1. Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At December 31, 2009, only the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation – The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding Fair Value Measurements and Disclosures that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most

56

State Street Equity 500 Index Portfolio

Notes to Financial Statements (continued)

December 31, 2009

advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Portfolio’s assets carried at fair value:

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
INVESTMENTS:
Common Stocks	$1,846,424	$—	$—	$1,846,424
U.S. Government Securities	—	4,815	—	4,815
Money Market Funds	30,515	—	—	30,515
OTHER ASSETS:
Futures contracts	547	—	—	547
TOTAL ASSETS	$1,877,486	$4,815	$—	$1,882,301

The type of inputs used to value each security under the provisions surrounding Fair Value Measurement and Disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

Securities transactions, investment income and expenses — Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the

57

State Street Equity 500 Index Portfolio

Notes to Financial Statements (continued)

December 31, 2009

Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2009, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2009, the book cost of investments was $1,373,051,007 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $643,620,459 and $134,917,676, respectively, resulting in net appreciation of $508,702,783 for all securities as computed on a federal income tax basis.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2009:

Asset Derivatives(1) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$547	$—	$—	$547

(1) Portfolio of Investments: Unrealized Appreciation of futures contracts.

58

State Street Equity 500 Index Portfolio

Notes to Financial Statements (continued)

December 31, 2009

Transactions in derivative instruments for the year ended December 31, 2009, were as follows:

Realized Gain (Loss)(1) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$11,628	$—	$—	$11,628

Change in Appreciation (Depreciation)(2) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$(404)	$—	$—	$(404)

(1)          Statement of Operations location: Net realized gain (loss) on: Futures contracts

(2)          Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

Use of estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates.

3. Securities Transactions

For the year ended December 31, 2009, purchases and sales of investment securities, excluding short-term investments, futures contracts, and contributions in-kind and fair value of withdrawals, aggregated to $319,306,818 and $310,310,639, respectively.

4. Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2009 is listed in the Portfolio of Investments.

5. Trustees’ Fees

Pursuant to certain agreements with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates. These fees are paid through a unitary fee.

59

State Street Equity 500 Index Portfolio

Notes to Financial Statements (continued)

December 31, 2009

6. Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

7. Subsequent Events

In accordance with provisions surrounding Subsequent Events adopted by the Portfolio, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 23, 2010, the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

60

State Street Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities of State Street Equity 500 Index Portfolio (the “Portfolio”) (one of the portfolios constituting State Street Master Funds), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2010

61

General Information

December 31, 2009 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 19, 2009 (the “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering the Advisory Agreement, the Trustees had reviewed the renewal materials provided by the investment adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management, Inc. (the “Adviser”) under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.74 trillion in assets under management as of September 30, 2009, including over $163 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials

62

provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of index products are exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio was appropriate and had been of good quality.

The Trustees noted that, in view of the investment objective of the Portfolio and the available data, the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that the performance the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service provider with respect to the Portfolio individually, and on an aggregate basis, for the year ended June 30, 2009, with additional data relating to prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive.

In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that the Portfolio’s advisory fee and total expense ratio were generally lower than the average for its peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee. The Board determined that the Adviser’s fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fee excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized,

63

however, that should sustained, substantial asset growth be realized in the future, it might be necessary to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Board decided to approve the continuance of the Advisory Agreement.

64

Trustees and Executive Officers (Unaudited)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

•                  business addresses and ages;

•                  principal occupations during the past five years; and

•                  other directorships of publicly traded companies or funds.

Name, Address, and Date of Birth (‘‘DOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Independent Trustees

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 DOB: 1944	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 - present).	22	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1937	Trustee	Term: Indefinite Elected: 7/99	Trustee of Old Mutual South Africa Master Trust (investments) (1995 - present); Chairman emeritus, Children’s Hospital, (1984 - present); Director, Boston Plan For Excellence (non- profit) (1994 - present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959 - 1999). Mr. Boyan retired in 1999.	22	Trustee, State Street Institutional Investment Trust; Trustee, Old Mutual South Africa Master Trust; and Trustee, Children’s Hospital, Boston, MA.

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (1998 - present); Member of the Advisory Board, Ingenium Corp. (technology company) (2001 - present); Chief Executive Officer, IEmily.com (internet company) (2000 - 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 - 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 - 1998); Trustee, Eastern Enterprise (utilities) (1988 - 2000).	22

Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America 1993-2009; Director, IEmily.com, Inc. 2000-present; and Trustee, National Osteoporosis Foundation 2005-2008

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1940	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 - 1999). Mr. Williams retired in 1999.	22	Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, 2002-2007

* The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

65

Name, Address, and Date of Birth (‘‘DOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Interested Trustees(1)

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 DOB: 1965	Trustee President	Term: Indefinite Elected Trustee: 2/07 Elected President: 4/05	President and Chief Executive Officer from January 2006 to Present; Principal Executive Officer since 2005; 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment adviser); March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors.	22	Trustee, State Street Institutional Investment Trust; and Trustee, Select Sector SPDR® Trust

Officers:

Gary L. French State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 1951	Treasurer	Term: Indefinite Elected: 5/05	Senior Vice President of State Street Bank and Trust Company (2002 - present).	—	—

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 DOB: 1967	Vice President	Term: Indefinite Elected: 09/09	Principal, SSgA Funds Management, Inc. (investment adviser); July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.	—	—

Laura F. Healy State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 1964	Assistant Treasurer	Term: Indefinite Elected: 11/08	Vice President of State Street Bank and Trust Company (prior to July 2, 2008, Investors Financial Corporation) since 2002.	—	—

Brian D. O’Sullivan State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105 DOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 11/08	Vice President of State Street Bank and Trust Company (2007-present) with which he has been affiliated with since 1997.	—	—

Peter T. Sattelmair State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105 DOB: 1977	Assistant Treasurer	Term: Indefinite Elected: 11/08	Director of Fund Administration of State Street Bank and Trust Company (2007 - present) with which he has been affiliated with since 1999.

* The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

(1) Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

66

Name, Address, and Date of Birth (‘‘DOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Officers: (continued)

Julie Piatelli SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 DOB: 1967	Chief Compliance Officer	Term: Indefinite Elected: 7/07	Principal and Senior Compliance and Risk Management Officer, SSgA Funds Management, Inc. (2004-present), Vice President State Street Global Advisors (2004-present).	—	—

David James State Street Bank and Trust Company 4 Copley Place 5th Floor Boston, MA 02116 DOB: 1970	Secretary	Term: Indefinite Elected: 11/09	Vice President and Managing Counsel, State Street Bank and Trust Company, 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005.	—	—

Brian C. Poole State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 DOB: 1971	Assistant Secretary	Term: Indefinite Elected 9/08	Vice President and Counsel (2008 - present) and Associate Counsel (2004 - 2007), State Street Bank and Trust Company (formerly Investors Bank and Trust Company.	—	—

* The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

The Statement of Additional Information includes additional information about the Trustees and available, without charge, upon request, by calling (toll free) 877-521-4083.

67

Trustees

Michael F. Holland

William L. Boyan

Rina K. Spence

Douglas T. Williams

James E. Ross

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Equity 500 Index Portfolio

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

IAR-08/10

EQUITY FUNDS

Disciplined Equity Fund

Small Cap Fund

Small Cap Fund – Class R

Tuckerman Active REIT Fund

IAM SHARES Fund

Enhanced Small Cap Fund

Directional Core Equity Fund

Annual Report

August 31, 2010

SSgA Funds
Equity Funds

Annual Report

August 31, 2010

"SSgA" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

This page has been intentionally left blank.

SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2010 Annual Report for the SSgA Funds. The Annual Report provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope you will find this information helpful.

While most of the major core domestic and international indexes had negative returns through August 31, 2010, the major story was not the declines themselves, but the unrelenting market volatility. Investors tired of dealing with instability flocked to the perceived safety of fixed income investments, in particular short-term bonds, Treasuries, and money market funds. The broad fixed income indexes did not disappoint, posting solid gains for the year to build on their multi-year positive performance.

In spite of the volatility, thus far, 2010 has been a year of measured global recovery. Although the National Bureau of Economic Research, the accepted arbiter of when US recessions begin and end, has declared that the recession ended in June 2009, the economy has yet to return to normal capacity. Most notably, unemployment remains close to 10% and the US housing market continues to struggle. While real GDP has stabilized, growth could slow slightly as the effects of the stimulus package diminish.

In fact, rebounding financial markets remain fragile across the globe and ongoing volatility continues to underscore the complex, interdependent nature of a global economy. Interestingly, the sluggish pace of the recovery has provided time to reflect on the weaknesses in the global markets exposed by the financial crisis. Appropriately, risk management remains paramount for individual investors as they rebuild and reposition their portfolios.

In a time when economic uncertainty has become a way of life, we thank you for the confidence you have placed in SSgA Funds and pledge to continue to deliver the products and services you need to achieve your goals, whether you seek to increase global exposure, guard against inflation, manage risk more tightly, or capitalize on emerging opportunities.

Sincerely,

James Ross

President

SSgA Funds

President's Letter
3

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SSgA

Disciplined Equity Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to provide total returns that exceed over time the S&P 500® Index through investment in equity securities.

Invests in:  Large capitalization US equity securities.

Strategy:  The Fund's management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk controlled, benchmark oriented portfolio construction.

Disciplined Equity Fund

Period Ended 08/31/10	Total Return
1 Year	2.26%
5 Years	(2.52	)%+
10 Years	(2.96	)%+

Standard & Poor's® 500 Composite Stock Index#

Period Ended 08/31/10	Total Return
1 Year	4.91%
5 Years	(0.91	)%+
10 Years	(1.81	)%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Disciplined Equity Fund as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 is 0.80%.

See related Notes on page 6.

Disciplined Equity Fund
5

SSgA

Disciplined Equity Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Disciplined Equity Fund (the "Fund") seeks to provide total returns that exceed over time the S&P 500 Index through investment in equity securities. The Fund is benchmarked to the S&P 500 Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the Fund was 2.26%, and the total return for the Index was 4.91%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Equity market volatility generally declined over the past twelve months, particularly when compared to the preceding twelve months. However, it remained higher than in the five years preceding the financial crisis of 2008-2009.

Equities benefited from gradual improvement in investor sentiment and economic indicators, but they did not advance steadily. Market indices returned to mid-2008 levels in late April 2010. However, concerns about faltering economic recovery and the financial strength of European governments prompted an aggressive market drop in May-June 2010. Volatility spiked during this time, but declined to early 2010 levels in July-August 2010.

The drop in volatility depressed the correlation of stock returns, which helped investment strategies, including the Fund, using bottom-up stock selection. When stocks don't rise or fall in tandem regardless of their underlying characteristics, this often provides opportunities to investors who base stock selection on those underlying characteristics. This is an environment in which the Fund's investment process is more likely to deliver positive relative performance.

However, lower correlations among stocks did not persist throughout the period. It spiked during spring 2010 along with higher volatility. This detracted from Fund performance.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund is a U.S. large capitalization fund which maintains size, style, and beta characteristics similar to those of its benchmark. A quantitative process ranks stocks, generally on a nightly basis, and industries on a monthly basis. As of August 31, 2010, the Fund was diversified with approximately 250 securities. Stock positions are limited to 0.50% more or less than the percentage that they make up of the Fund's benchmark. This approach is designed to prevent a single stock from significantly affecting the Fund's relative performance.

The Fund's stock selection delivered weak results, perhaps partly because of continued, although reduced, levels of volatility and correlation. Stocks of companies with relatively strong earnings momentum, which the Fund's models rank highly, underperformed. In addition, models favoring undervalued stocks were not consistently effective. The Fund's models favoring stocks displaying positive price momentum were the most successful.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The Standard & Poor's® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

  +  Annualized.

Disciplined Equity Fund
6

SSgA

Disciplined Equity Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$941.40	$1,020.57
Expenses Paid During Period *	$4.50	$4.69

* Expenses are equal to the Fund's expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Effective July 1, 2010, on an annual basis and based on average daily net assets, the annualized expense ratio is 0.650%, as contractually agreed to by the advisor. Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Disciplined Equity Fund
7

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SSgA
Disciplined Equity Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 101.3%
Consumer Discretionary - 10.4%
Bed Bath & Beyond, Inc. (Æ)	1,080	39
Best Buy Co., Inc.	22	1
Big Lots, Inc. (Æ)	396	12
CBS Corp. Class B	1,505	21
Comcast Corp. Class A	3,691	63
Darden Restaurants, Inc.	925	38
Dick's Sporting Goods, Inc. (Æ)(Ñ)	787	19
DIRECTV, Inc. (Æ)(Ñ)	196	7
Dollar Tree, Inc. (Æ)(Ñ)	22	1
Expedia, Inc.	1,525	35
Ford Motor Co. (Æ)(Ñ)	4,647	53
Gannett Co., Inc. (Ñ)	567	7
Hanesbrands, Inc. (Æ)	300	7
Hillenbrand, Inc.	53	1
Home Depot, Inc.	681	19
Interpublic Group of Cos., Inc. (The) (Æ)	2,195	19
Jarden Corp.	30	1
Johnson Controls, Inc.	170	5
Limited Brands, Inc.	590	14
Lowe's Cos., Inc.	2,474	50
Macy's, Inc.	1,654	32
McDonald's Corp.	361	26
McGraw-Hill Cos., Inc. (The) (Ñ)	115	3
Newell Rubbermaid, Inc. (Ñ)	60	1
News Corp. Class A	3,970	50
PetSmart, Inc. (Ñ)	20	1
Service Corp. International (Ñ)	1,305	10
Target Corp.	953	49
Time Warner, Inc.	1,930	58
Viacom, Inc. Class B	1,476	46
WABCO Holdings, Inc. (Æ)	265	9
Walt Disney Co. (The)	459	15
		712
Consumer Staples - 12.0%
Altria Group, Inc.	40	1
Archer-Daniels-Midland Co.	1,555	48
Brown-Forman Corp. Class B (Ñ)	73	4
Church & Dwight Co., Inc. (Ñ)	263	16
Coca-Cola Co. (The)	1,873	105
Colgate-Palmolive Co.	6	—	±
ConAgra Foods, Inc.	511	11
CVS Caremark Corp.	27	1
Del Monte Foods Co.	1,125	15
Dr Pepper Snapple Group, Inc.	146	5
General Mills, Inc.	1,372	50
JM Smucker Co. (The)	477	28
Kimberly-Clark Corp.	800	52
Kraft Foods, Inc. Class A	296	9

	Principal Amount ($) or Shares	Market Value $
Lorillard, Inc. (Ñ)	544	41
PepsiCo, Inc.	1,087	70
Philip Morris International, Inc.	1,966	101
Procter & Gamble Co. (The)	2,051	122
Reynolds American, Inc.	55	3
Tyson Foods, Inc. Class A	2,079	34
Wal-Mart Stores, Inc.	2,129	107
		823
Energy - 10.3%
Cameron International Corp. (Æ)	87	3
Chevron Corp.	1,865	138
ConocoPhillips	506	26
Denbury Resources, Inc. (Æ)	2,326	34
El Paso Corp.	3,219	37
Exxon Mobil Corp.	3,817	226
Halliburton Co.	250	7
Helmerich & Payne, Inc. (Ñ)	20	1
Hess Corp.	60	3
Marathon Oil Corp.	1,010	31
National Oilwell Varco, Inc.	867	33
Occidental Petroleum Corp.	184	13
Oil States International, Inc. (Æ)	771	32
Patterson-UTI Energy, Inc. (Ñ)	342	5
Peabody Energy Corp. (Ñ)	532	23
QEP Resources, Inc. (Ñ)	271	8
Schlumberger, Ltd.	312	17
Southern Union Co.	280	6
Spectra Energy Corp.	715	15
Valero Energy Corp.	1,027	16
Williams Cos., Inc. (The)	2,044	37
		711
Financials - 15.4%
American Express Co.	113	4
AmeriCredit Corp. (Æ)	150	4
Ameriprise Financial, Inc.	547	24
Annaly Capital Management, Inc. (ö)	808	14
Arch Capital Group, Ltd. (Æ)	200	16
Aspen Insurance Holdings, Ltd.	8	—	±
Axis Capital Holdings, Ltd. (Ñ)	487	15
Bank of America Corp.	8,149	101
Bank of New York Mellon Corp. (The)	1,204	29
BB&T Corp. (Ñ)	30	1
Berkshire Hathaway, Inc. Class B (Æ)	1,286	101
CapitalSource, Inc.	600	3
Capitol Federal Financial (Ñ)	25	1
Charles Schwab Corp. (The)	260	3
Chimera Investment Corp. (ö)	4,967	20
CIT Group, Inc. (Æ)	660	24
Citigroup, Inc. (Æ)	15,422	57

Disciplined Equity Fund
9

SSgA
Disciplined Equity Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Commerce Bancshares, Inc.	369	13
Discover Financial Services	1,470	21
Endurance Specialty Holdings, Ltd.	400	15
Fidelity National Financial, Inc. Class A (Ñ)	570	8
First Citizens BancShares, Inc. Class A	13	2
Franklin Resources, Inc.	185	18
Goldman Sachs Group, Inc. (The)	357	49
HCC Insurance Holdings, Inc.	30	1
Hudson City Bancorp, Inc.	1,450	17
Invesco, Ltd. (Ñ)	954	17
JPMorgan Chase & Co.	3,677	134
MetLife, Inc.	977	37
Morgan Stanley	612	15
MSCI, Inc. Class A (Æ)	25	1
PartnerRe, Ltd. - ADR	10	1
Piedmont Office Realty Trust, Inc. (ö)(Ñ)	85	2
PNC Financial Services Group, Inc.	17	1
Prudential Financial, Inc.	264	13
Rayonier, Inc. (ö)	260	12
SEI Investments Co.	505	9
Simon Property Group, Inc. (ö)	238	22
SLM Corp. (Æ)	2,653	29
Travelers Cos., Inc. (The)	680	33
Unum Group	876	18
US Bancorp	2,026	42
Validus Holdings, Ltd. (Ñ)	676	17
Washington Federal, Inc.	43	1
Wells Fargo & Co.	3,819	90
		1,055
Health Care - 11.2%
Abbott Laboratories	466	23
Aetna, Inc.	435	12
AmerisourceBergen Corp. Class A	1,340	37
Amgen, Inc. (Æ)	197	10
Bio-Rad Laboratories, Inc. Class A (Æ)	10	1
Bristol-Myers Squibb Co.	34	1
Cardinal Health, Inc.	1,305	39
CareFusion Corp. (Æ)	239	5
Cephalon, Inc. (Æ)(Ñ)	480	27
Cigna Corp.	1,165	37
Eli Lilly & Co. (Ñ)	38	1
Endo Pharmaceuticals Holdings, Inc. (Æ)	1,055	29
Gilead Sciences, Inc. (Æ)	1,238	39
Health Net, Inc. (Æ)	360	9
Hospira, Inc. (Æ)	613	31
Humana, Inc. (Æ)	17	1
Johnson & Johnson	1,456	83
McKesson Corp.	673	39
Medco Health Solutions, Inc. (Æ)	503	22

	Principal Amount ($) or Shares	Market Value $
Medtronic, Inc.	1,611	51
Merck & Co., Inc.	1,413	50
Pfizer, Inc.	5,889	94
Tenet Healthcare Corp. (Æ)	4,700	18
Thermo Fisher Scientific, Inc. (Æ)	979	41
UnitedHealth Group, Inc.	1,839	58
Waters Corp. (Æ)	120	7
WellPoint, Inc. (Æ)	15	1
		766
Industrials - 10.6%
3M Co.	901	71
Aecom Technology Corp. (Æ)	30	1
Boeing Co. (The)	40	2
Crane Co.	135	4
CSX Corp.	718	36
Deere & Co.	201	13
Donaldson Co., Inc. (Ñ)	60	2
Dover Corp.	15	1
Emerson Electric Co.	45	2
Expeditors International of Washington, Inc.	70	3
General Dynamics Corp.	11	1
General Electric Co.	9,852	143
Harsco Corp.	268	5
Honeywell International, Inc.	871	34
Hubbell, Inc. Class B	353	16
Illinois Tool Works, Inc.	20	1
ITT Corp.	797	34
KBR, Inc.	570	13
L-3 Communications Holdings, Inc.	360	24
Lennox International, Inc. (Ñ)	150	6
Lockheed Martin Corp.	162	11
Northrop Grumman Corp.	180	10
Raytheon Co.	14	1
Republic Services, Inc. Class A	1,235	36
Snap-On, Inc.	191	8
Southwest Airlines Co. (Ñ)	800	9
Textron, Inc. (Ñ)	130	2
Thomas & Betts Corp. (Æ)	130	5
Timken Co. (Ñ)	974	32
Union Pacific Corp.	723	53
United Parcel Service, Inc. Class B	1,194	76
United Technologies Corp.	879	57
URS Corp. (Æ)	20	1
Waste Connections, Inc. (Æ)(Ñ)	200	7
Waste Management, Inc. (Ñ)	322	10
WW Grainger, Inc.	7	1
		731

Disciplined Equity Fund
10

SSgA
Disciplined Equity Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Information Technology - 19.7%
Activision Blizzard, Inc.	2,684	29
Agilent Technologies, Inc. (Æ)	1,410	38
Apple, Inc. (Æ)	537	131
Applied Materials, Inc.	2,128	22
Arrow Electronics, Inc. (Æ)	714	16
Avnet, Inc. (Æ)	640	15
Broadridge Financial Solutions, Inc.	133	3
CA, Inc.	85	1
Cisco Systems, Inc. (Æ)	4,397	88
Cognizant Technology Solutions Corp. Class A (Æ)	273	16
Corning, Inc.	2,858	45
Dell, Inc. (Æ)	3,977	47
DST Systems, Inc. (Ñ)	327	13
EMC Corp. (Æ)	67	1
Google, Inc. Class A (Æ)	106	48
Harris Corp.	178	7
Hewlett-Packard Co.	2,489	96
IAC/InterActiveCorp (Æ)(Ñ)	1,078	27
Ingram Micro, Inc. Class A (Æ)	2,085	31
Intel Corp.	4,944	88
International Business Machines Corp.	1,146	141
Jabil Circuit, Inc.	2,089	21
Lender Processing Services, Inc.	379	11
Microsoft Corp.	6,700	157
Oracle Corp.	4,159	91
QUALCOMM, Inc.	382	15
SAIC, Inc. (Æ)	2,187	33
Synopsys, Inc. (Æ)(Ñ)	465	11
Texas Instruments, Inc.	1,786	41
Visa, Inc.	369	25
Vishay Intertechnology, Inc. (Æ)	3,411	26
Vishay Precision Group, Inc. (Æ)	178	3
Xerox Corp.	300	3
Yahoo!, Inc. (Æ)	1,109	14
		1,354
Materials - 3.1%
Albemarle Corp. (Ñ)	185	7
Ashland, Inc.	118	6
Ball Corp.	214	12
Celanese Corp. Class A	1,177	31
Crown Holdings, Inc. (Æ)	30	1
Eastman Chemical Co.	589	36
EI du Pont de Nemours & Co.	1,432	58
International Paper Co.	16	—	±

	Principal Amount ($) or Shares	Market Value $
Lubrizol Corp.	320	30
MeadWestvaco Corp.	1,006	22
Newmont Mining Corp.	26	2
RPM International, Inc.	503	9
		214
Telecommunication Services - 3.6%
AT&T, Inc.	5,497	148
Frontier Communications Corp. (Ñ)	450	3
Qwest Communications International, Inc. (Ñ)	1,742	10
Verizon Communications, Inc.	2,834	84
		245
Utilities - 5.0%
Alliant Energy Corp.	25	1
American Electric Power Co., Inc.	723	26
CMS Energy Corp. (Ñ)	1,400	24
Consolidated Edison, Inc.	810	38
DPL, Inc.	542	14
Duke Energy Corp. (Ñ)	2,489	43
Edison International	25	1
Energen Corp.	643	27
MDU Resources Group, Inc.	1,703	32
National Fuel Gas Co. (Ñ)	170	7
NiSource, Inc.	108	2
Northeast Utilities	490	14
NV Energy, Inc.	2,746	35
Oneok, Inc.	20	1
PG&E Corp.	975	46
Public Service Enterprise Group, Inc. (Ñ)	719	23
Questar Corp.	626	10
SCANA Corp.	20	1
		345
Total Common Stocks (cost $5,526)		6,956
Short-Term Investments - 0.3%
SSgA Prime Money Market Fund	15,938	16
United States Treasury Bills (ç)(ÿ)(§) 0.127% due 11/18/10	5	5
Total Short-Term Investments (cost $21)		21

Disciplined Equity Fund
11

SSgA
Disciplined Equity Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Other Securities - 7.5%
State Street Navigator Securities Prime Lending Portfolio (d)	516,000	516
Total Other Securities (cost $516)		516
Total Investments - 109.1% (identified cost $6,063)		7,493
Other Assets and Liabilities, Net - (9.1%)		(622)
Net Assets - 100.0%		6,871

Presentation of Porfolio Holdings — August 31, 2010

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Consumer Discretionary	$712	$—	$—	$712	10.4
Consumer Staples	823	—	—	823	12.0
Energy	711	—	—	711	10.3
Financials	1,055	—	—	1,055	15.4
Health Care	766	—	—	766	11.2
Industrials	731	—	—	731	10.6
Information Technology	1,354	—	—	1,354	19.7
Materials	214	—	—	214	3.1
Telecommunication Services	245	—	—	245	3.6
Utilities	345	—	—	345	5.0
Short-Term Investments	16	5	—	21	0.3
Other Securities	516	—	—	516	7.5
Total Investments	$7,488	$5	$—	$7,493	109.1
Other Assets and Liabilities, Net					(9.1)
					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Disciplined Equity Fund
12

SSgA

Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to maximize total return through investments in small-cap equity securities.

Invests in:  At least 80% of the total assets will be invested in smaller cap securities.

Strategy:  Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecast.

Small Cap Fund – Institutional Class

Period Ended 08/31/10	Total Return
1 Year	3.20%
5 Years	(8.34	)%+
10 Years	(1.08	)%+

Small Cap Fund – Class R‡

Period Ended 08/31/10	Total Return
1 Year	3.15%
5 Years	(8.44	)%+
10 Years	(1.18	)%+

Russell 2000® Index†

Period Ended 08/31/10	Total Return
1 Year	6.60%
5 Years	(0.69	)%+
10 Years	2.48	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Small Cap Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 are 2.70% and 3.18%, respectively.

See related Notes on page 15.

Small Cap Fund
13

SSgA

Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Small Cap Fund (the "Fund") seeks to maximize total return through investment in equity securities. The Fund is benchmarked to the Russell 2000 Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the SSgA Small Cap Fund Institutional Class and Class R (together, the "Fund") were 3.20% and 3.15% respectively, and the total return for the Index was 6.60%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Stock market returns were broadly positive during the final four months of 2009 thanks to a recovery in economic prospects and investors' appetite for riskier investments. Overall performance of the Fund's model improved over this time period as equity markets normalized. However, the selection power of the quantitative model employed for the Fund remained negative overall, which led to underperformance by the Fund.

Despite a rough start to 2010, the market rebounded in February. US equities enjoyed a remarkably persistent rally during March, helped by investors' occasional appetite for riskier securities. However, our signals did not show much strength over the quarter leading to underperformance over this time period. Although, cash flow and quality signals continued their strength, signals based on earnings were mixed throughout the quarter. Overall market conditions continued to appear to normalize, although we did experience pockets of re-risking in the market which at times was a headwind to our process.

During the second quarter, markets were volatile and then fell significantly in May and again in June. Markets rebounded in July, but weakened in August when traders' hopes for a more aggressive Federal Reserve policy were disappointed.

The Fund's quantitative model's predictive power improved and turned positive over the final five months of its fiscal year. Growth and sentiment signals weakened as investors grew concerned about Greece's financial stability in late April. However, they ended the period on a positive note. Cash flow and quality also gained strength and were the strongest signals at the end of the Reporting Period.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund's underperformance for the reporting period was driven by stock selection. At the sector level, materials, consumer discretionary and health care were the leading detractors. The performance of the materials sector was hurt by overweight positions in plastic makers and AEP Industries. Overweight positions in NutriSystem, a provider of weight management solutions and automotive retailer Lithia Motors, were the main detractors from performance in the consumer discretionary sector. Finally, in health care, an overweight to Spectrum Pharmaceuticals detracted fund performance as the Food and Drug Administration delayed approval for a cancer drug.

On the positive side, the financials and energy sectors were the strongest relative performers. Financials were led by overweight positions in Dupont Fabros Technology, a real estate investment trust that operates and leases data facilities, and student loan provider Nelnet. In the energy sector, an overweight in oilfield and natural gas service provider Complete Production Services was a significant contributor.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Small Cap Fund
14

SSgA

Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  †  The Russell 2000® Index is unmanaged and cannot be invested in directly. The index is composed of the 2,000 smallest securities in the Russell® 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization. The index is widely regarded in the industry as the premier measure of small cap stocks.

  +  Annualized.

  ‡  Performance for the Small Cap Fund Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

A portion of the fiscal 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

Small company issues can be subject to increased volatility and considerable price fluctuation.

Small Cap Fund
15

SSgA

Small Cap Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$964.60	$1,018.90
Expenses Paid During Period *	$6.19	$6.36

* Expenses are equal to the Fund's expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Class R	Actual Performance	Hypothetical Performance (5% return before expense)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$962.60	$1,017.14
Expenses Paid During Period *	$7.91	$8.13

* Expenses are equal to the Fund's expense ratio of 1.60% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Small Cap Fund
16

SSgA
Small Cap Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 99.3%
Consumer Discretionary - 12.0%
AH Belo Corp. (Æ)	900	6
Audiovox Corp. Class A (Æ)(Ñ)	2,100	13
Brown Shoe Co., Inc. (Ñ)	4,300	45
Cracker Barrel Old Country Store, Inc.	1,800	80
Cumulus Media, Inc. Class A (Æ)(Ñ)	1,800	4
Dana Holding Corp. (Æ)	3,500	36
Delta Apparel, Inc. (Æ)(Ñ)	100	1
Destination Maternity Corp. (Æ)(Ñ)	422	11
Dorman Products, Inc. (Æ)	250	6
Finish Line, Inc. (The) Class A (Ñ)	4,023	53
Genesco, Inc. (Æ)(Ñ)	800	20
HSN, Inc. (Æ)(Ñ)	2,050	54
iRobot Corp. (Æ)	4,300	71
Jakks Pacific, Inc. (Æ)(Ñ)	5,200	77
Jo-Ann Stores, Inc. (Æ)(Ñ)	1,699	69
Johnson Outdoors, Inc. Class A (Æ)(Ñ)	200	2
Kenneth Cole Productions, Inc. Class A (Æ)(Ñ)	2,200	27
Kid Brands, Inc. (Æ)	800	7
Libbey, Inc. (Æ)	1,000	11
Lifetime Brands, Inc. (Æ)	1,000	14
Media General, Inc. Class A (Æ)(Ñ)	1,700	13
Miller Industries, Inc. (Ñ)	400	5
Monarch Casino & Resort, Inc. (Æ)(Ñ)	2,100	20
Monro Muffler Brake, Inc. (Ñ)	2,100	88
National CineMedia, Inc.	2,200	35
Oil-Dri Corp. of America (Ñ)	700	14
Oxford Industries, Inc. (Ñ)	3,180	63
Perry Ellis International, Inc. (Æ)(Ñ)	2,320	43
Polaris Industries, Inc. (Ñ)	450	24
Retail Ventures, Inc. (Æ)(Ñ)	2,800	24
Ruth's Hospitality Group, Inc. (Æ)(Ñ)	7,800	25
Steinway Musical Instruments, Inc. (Æ)(Ñ)	300	5
Tenneco, Inc. (Æ)	1,400	35
Ulta Salon Cosmetics & Fragrance, Inc. (Æ)(Ñ)	1,830	41
Valassis Communications, Inc. (Æ)	1,300	38
West Marine, Inc. (Æ)(Ñ)	1,400	12
		1,092
Consumer Staples - 4.2%
Andersons, Inc. (The) (Ñ)	1,520	55
B&G Foods, Inc. Class A (Ñ)	4,500	48
Boston Beer Co., Inc. Class A (Æ)(Ñ)	440	29
Corn Products International, Inc.	1,510	52
Hain Celestial Group, Inc. (The) (Æ)(Ñ)	2,700	60
Inter Parfums, Inc. (Ñ)	1,450	24
Nutraceutical International Corp. (Æ)(Ñ)	1,100	15
Prestige Brands Holdings, Inc. (Æ)	3,400	25

	Principal Amount ($) or Shares	Market Value $
Spartan Stores, Inc. (Ñ)	1,330	17
Susser Holdings Corp. (Æ)	1,100	13
USANA Health Sciences, Inc. (Æ)	1,040	44
		382
Energy - 5.5%
Abraxas Petroleum Corp. (Æ)(Ñ)	3,900	9
Bill Barrett Corp. (Æ)(Ñ)	2,500	81
Complete Production Services, Inc. (Æ)	5,000	88
Energy Partners, Ltd. (Æ)(Ñ)	4,200	46
Exterran Holdings, Inc. (Æ)(Ñ)	2,200	49
Lufkin Industries, Inc.	900	35
Newpark Resources, Inc. (Æ)(Ñ)	8,000	70
Panhandle Oil and Gas, Inc. (Ñ)	150	3
Petroleum Development Corp. (Æ)(Ñ)	2,440	66
Petroquest Energy, Inc. (Æ)(Ñ)	8,500	51
RAM Energy Resources, Inc. (Æ)	3,800	6
		504
Financials - 21.9%
1st Source Corp.	1,500	24
Agree Realty Corp. (ö)(Ñ)	300	7
Alexander's, Inc. (ö)(Ñ)	37	11
Alliance Financial Corp. (Ñ)	600	17
American Safety Insurance Holdings, Ltd. (Æ)(Ñ)	600	9
Arlington Asset Investment Corp. Class A	300	6
Ashford Hospitality Trust, Inc. (Æ)(ö)(Ñ)	4,130	33
Associated Estates Realty Corp. (ö)(Ñ)	2,592	35
Asta Funding, Inc.	500	4
Berkshire Hills Bancorp, Inc. (Ñ)	600	11
BGC Partners, Inc. Class A (Ñ)	11,200	58
BlackRock Kelso Capital Corp. (Ñ)	1,500	16
Cash America International, Inc. (Ñ)	1,700	52
CBL & Associates Properties, Inc. (ö)(Ñ)	2,100	26
CNA Surety Corp. (Æ)(Ñ)	1,400	23
Community Bank System, Inc. (Ñ)	2,589	58
Credit Acceptance Corp. (Æ)(Ñ)	700	40
Encore Capital Group, Inc. (Æ)	1,100	22
Enstar Group, Ltd. (Æ)(Ñ)	200	14
Extra Space Storage, Inc. (ö)(Ñ)	2,900	44
Ezcorp, Inc. Class A (Æ)(Ñ)	4,400	79
FBL Financial Group, Inc. Class A	3,339	77
Financial Institutions, Inc.	830	12
First Cash Financial Services, Inc. (Æ)	2,300	55
First Financial Bancorp (Ñ)	3,600	57
First Merchants Corp.	2,700	21
Flagstone Reinsurance Holdings SA (Ñ)	1,500	15
FNB Corp. (Ñ)	2,200	17
Gladstone Commercial Corp. (ö)(Ñ)	1,400	24

Small Cap Fund
17

SSgA
Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Glimcher Realty Trust (ö)(Ñ)	5,300	31
Great Southern Bancorp, Inc.	1,000	20
Hallmark Financial Services (Æ)	900	8
Home Properties, Inc. (ö)	600	30
Independent Bank Corp. (Ñ)	1,000	21
Infinity Property & Casualty Corp.	500	23
International Bancshares Corp. (Ñ)	1,370	21
Lakeland Bancorp, Inc. (Ñ)	3,000	24
Marlin Business Services Corp. (Æ)	400	4
Meadowbrook Insurance Group, Inc. (Ñ)	2,900	25
MFA Financial, Inc. (ö)(Ñ)	6,600	49
MidWestOne Financial Group, Inc. (Ñ)	100	1
Mission West Properties, Inc. (ö)	1,400	9
Monmouth Real Estate Investment Corp. (ö)(Ñ)	900	6
Montpelier Re Holdings, Ltd.	1,100	17
National Health Investors, Inc. (ö)(Ñ)	957	40
Nelnet, Inc. Class A (Ñ)	3,620	79
Omega Healthcare Investors, Inc. (ö)	1,500	32
One Liberty Properties, Inc. (ö)	700	10
Peoples Bancorp, Inc.	300	4
Portfolio Recovery Associates, Inc. (Æ)	850	54
Post Properties, Inc. (ö)(Ñ)	1,300	33
Potlatch Corp. (ö)(Ñ)	1,200	40
Primus Guaranty, Ltd. (Æ)(Ñ)	1,562	6
Provident Financial Services, Inc. (Ñ)	5,300	61
PS Business Parks, Inc. (ö)	700	39
Ramco-Gershenson Properties Trust (ö)(Ñ)	1,200	13
Republic Bancorp, Inc. Class A (Ñ)	2,400	47
S&T Bancorp, Inc. (Ñ)	2,330	40
Saul Centers, Inc. (ö)	700	29
Southwest Bancorp, Inc. (Ñ)	1,900	23
Sovran Self Storage, Inc. (ö)	900	34
Strategic Hotels & Resorts, Inc. (Æ)(ö)	1,700	6
Sun Communities, Inc. (ö)(Ñ)	1,100	31
TICC Capital Corp.	1,370	13
TowneBank	600	9
U-Store-It Trust (ö)(Ñ)	3,600	29
UMH Properties, Inc. (ö)(Ñ)	400	4
Union First Market Bankshares Corp. (Ñ)	1,300	15
Urstadt Biddle Properties, Inc. Class A (ö)(Ñ)	800	15
Walter Investment Management Corp. (ö)	800	13
Washington Banking Co.	1,000	12
WesBanco, Inc. (Ñ)	3,000	46
Winthrop Realty Trust (ö)(Ñ)	1,500	21
World Acceptance Corp. (Æ)(Ñ)	1,000	41
		1,995

	Principal Amount ($) or Shares	Market Value $
Health Care - 10.0%
Akorn, Inc. (Æ)(Ñ)	8,600	29
American Medical Systems Holdings, Inc. (Æ)(Ñ)	4,500	82
AMERIGROUP Corp. Class A (Æ)	1,300	48
Analogic Corp. (Ñ)	300	12
Array Biopharma, Inc. (Æ)(Ñ)	4,800	13
Corvel Corp. (Æ)	919	34
Cyberonics, Inc. (Æ)(Ñ)	3,400	73
Endo Pharmaceuticals Holdings, Inc. (Æ)	2,000	54
Greatbatch, Inc. (Æ)	2,800	61
Hanger Orthopedic Group, Inc. (Æ)(Ñ)	3,000	39
Health Net, Inc. (Æ)	900	22
Hill-Rom Holdings, Inc. (Ñ)	2,000	64
LifePoint Hospitals, Inc. (Æ)(Ñ)	1,500	46
Medicines Co. (The) (Æ)	4,200	48
Medicis Pharmaceutical Corp. Class A	1,000	28
MedQuist, Inc. (Ñ)	300	2
Metropolitan Health Networks, Inc. (Æ)(Ñ)	1,800	6
Molina Healthcare, Inc. (Æ)	300	8
MWI Veterinary Supply, Inc. (Æ)(Ñ)	200	11
Neogen Corp. (Æ)(Ñ)	400	12
Par Pharmaceutical Cos., Inc. (Æ)	500	13
Questcor Pharmaceuticals, Inc. (Æ)(Ñ)	6,200	60
Symmetry Medical, Inc. (Æ)	8,200	74
Universal American Corp.	4,110	57
Young Innovations, Inc. (Ñ)	500	13
		909
Industrials - 18.4%
ABM Industries, Inc. (Ñ)	1,500	29
Alamo Group, Inc.	100	2
Alaska Air Group, Inc. (Æ)(Ñ)	1,380	61
Altra Holdings, Inc. (Æ)(Ñ)	3,200	41
Amerco, Inc. (Æ)(Ñ)	550	44
American Railcar Industries, Inc. (Æ)(Ñ)	1,100	13
AO Smith Corp. (Ñ)	1,450	74
Applied Industrial Technologies, Inc. (Ñ)	2,500	67
Astronics Corp. (Æ)	400	6
Atlas Air Worldwide Holdings, Inc. (Æ)(Ñ)	1,020	44
AZZ, Inc. (Ñ)	900	36
Cascade Corp. (Ñ)	430	13
Ceradyne, Inc. (Æ)	950	21
Commercial Vehicle Group, Inc. (Æ)	2,200	20
Consolidated Graphics, Inc. (Æ)	850	34
Deluxe Corp. (Ñ)	2,860	48
DXP Enterprises, Inc. (Æ)	1,350	25
Esterline Technologies Corp. (Æ)	730	34
Great Lakes Dredge & Dock Corp. (Ñ)	2,200	11
Hawk Corp. (Æ)(Ñ)	200	7
Hexcel Corp. (Æ)(Ñ)	5,100	87

Small Cap Fund
18

SSgA
Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
HNI Corp. (Ñ)	2,000	47
JetBlue Airways Corp. (Æ)(Ñ)	3,700	21
Kadant, Inc. (Æ)	1,770	30
Knoll, Inc.	1,400	19
Ladish Co., Inc. (Æ)	2,170	54
LMI Aerospace, Inc. (Æ)	800	12
Lydall, Inc. (Æ)	2,200	15
Mac-Gray Corp. (Ñ)	600	6
Middleby Corp. (Æ)	650	36
NACCO Industries, Inc. Class A (Ñ)	862	67
Old Dominion Freight Line, Inc. (Æ)	900	21
Pacer International, Inc. (Æ)(Ñ)	6,960	36
PAM Transportation Services, Inc. (Æ)	200	2
Park-Ohio Holdings Corp. (Æ)	1,300	14
Pre-Paid Legal Services, Inc. (Æ)	1,090	60
Providence Service Corp. (The) (Æ)	4,230	57
Regal-Beloit Corp.	1,170	65
Rural/Metro Corp. (Æ)	1,400	10
Rush Enterprises, Inc. Class A (Æ)	500	6
Sauer-Danfoss, Inc. (Æ)	900	15
Shutterfly, Inc. (Æ)(Ñ)	1,800	40
Standex International Corp. (Ñ)	1,827	43
TAL International Group, Inc. (Ñ)	1,900	41
Teledyne Technologies, Inc. (Æ)	1,510	55
Tennant Co. (Ñ)	460	14
Thermadyne Holdings Corp. (Æ)	600	7
Timken Co. (Ñ)	2,120	69
Tredegar Corp.	2,900	48
Trimas Corp. (Æ)	660	9
Twin Disc, Inc. (Ñ)	700	8
US Airways Group, Inc. (Æ)	2,700	24
USA Truck, Inc. (Æ)	500	7
		1,675
Information Technology - 19.2%
ACI Worldwide, Inc. (Æ)(Ñ)	4,000	76
Advent Software, Inc. (Æ)(Ñ)	1,100	55
Anaren, Inc. (Æ)	1,100	15
Ariba, Inc. (Æ)(Ñ)	1,200	19
Black Box Corp. (Ñ)	1,100	31
Brightpoint, Inc. (Æ)(Ñ)	6,400	38
Checkpoint Systems, Inc. (Æ)(Ñ)	2,530	46
Coherent, Inc. (Æ)(Ñ)	2,320	86
CSG Systems International, Inc. (Æ)(Ñ)	2,900	53
CTS Corp.	2,740	22
Deltek, Inc. (Æ)(Ñ)	2,259	16
EMS Technologies, Inc. (Æ)	2,700	39
Gerber Scientific, Inc. (Æ)(Ñ)	1,200	7
Guidance Software, Inc. (Æ)	1,300	6

	Principal Amount ($) or Shares	Market Value $
Hypercom Corp. (Æ)(Ñ)	2,600	8
Imation Corp. (Æ)(Ñ)	1,790	15
Insight Enterprises, Inc. (Æ)	5,060	66
InterDigital, Inc. (Æ)(Ñ)	2,590	64
Isilon Systems, Inc. (Æ)(Ñ)	4,200	84
Keithley Instruments, Inc. (Æ)	600	5
Lattice Semiconductor Corp. (Æ)	5,700	24
Lawson Software, Inc. (Æ)	2,900	22
Liquidity Services, Inc. (Æ)(Ñ)	900	12
Magma Design Automation, Inc. (Æ)(Ñ)	20,000	63
Manhattan Associates, Inc. (Æ)	3,070	80
MAXIMUS, Inc. (Ñ)	1,000	54
Measurement Specialties, Inc. (Æ)	1,300	19
MICROS Systems, Inc. (Æ)(Ñ)	280	11
Newport Corp. (Æ)(Ñ)	2,747	26
Novatel Wireless, Inc. (Æ)	3,600	21
Plantronics, Inc. (Ñ)	2,850	78
Quest Software, Inc. (Æ)	4,100	88
Radiant Systems, Inc. (Æ)(Ñ)	4,770	85
Radisys Corp. (Æ)(Ñ)	2,400	22
Renaissance Learning, Inc. (Ñ)	1,820	14
RF Micro Devices, Inc. (Æ)(Ñ)	6,480	32
Riverbed Technology, Inc. (Æ)(Ñ)	1,200	46
STEC, Inc. (Æ)(Ñ)	5,900	66
TIBCO Software, Inc. (Æ)	5,300	77
ValueClick, Inc. (Æ)(Ñ)	5,500	60
VeriFone Systems, Inc. (Æ)	3,900	94
		1,745
Materials - 5.2%
Arch Chemicals, Inc.	960	29
Cytec Industries, Inc.	1,500	71
Innophos Holdings, Inc. (Ñ)	1,260	37
KapStone Paper and Packaging Corp. (Æ)	4,190	48
Kraton Performance Polymers, Inc. (Æ)	1,930	52
Neenah Paper, Inc.	2,300	34
Omnova Solutions, Inc. (Æ)(Ñ)	5,000	30
PolyOne Corp. (Æ)	8,220	80
Quaker Chemical Corp.	1,200	36
Rockwood Holdings, Inc. (Æ)(Ñ)	2,350	61
		478
Telecommunication Services - 0.9%
IDT Corp. (Æ)	700	10
Knology, Inc. (Æ)(Ñ)	2,600	30
NTELOS Holdings Corp.	1,400	23
USA Mobility, Inc.	600	9
Vonage Holdings Corp. (Æ)(Ñ)	3,300	7
		79

Small Cap Fund
19

SSgA
Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Utilities - 2.0%
El Paso Electric Co. (Æ)(Ñ)	2,200	50
South Jersey Industries, Inc. (Ñ)	1,400	66
Southwest Gas Corp. (Ñ)	1,960	62
		178
Total Common Stocks (cost $8,771)		9,037
Short-Term Investments - 1.5%
SSgA Prime Money Market Fund	132,262	132
Total Short-Term Investments (cost $132)		132

	Principal Amount ($) or Shares	Market Value $
Other Securities - 24.1%
State Street Navigator Securities Prime Lending Portfolio (d)	2,193,067	2,193
Total Other Securities (cost $2,193)		2,193
Total Investments - 124.9% (identified cost $11,093)		11,362
Other Assets and Liabilities, Net - (24.9%)		(2,262)
Net Assets - 100.0%		9,100

Presentation of Porfolio Holdings — August 31, 2010

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Consumer Discretionary	$1,092	$—	$—	$1,092	12.0
Consumer Staples	382	—	—	382	4.2
Energy	504	—	—	504	5.5
Financials	1,995	—	—	1,995	21.9
Health Care	909	—	—	909	10.0
Industrials	1,675	—	—	1,675	18.4
Information Technology	1,745	—	—	1,745	19.2
Materials	478	—	—	478	5.2
Telecommunication Services	79	—	—	79	0.9
Utilities	178	—	—	178	2.0
Short-Term Investments	132	—	—	132	1.5
Other Securities	2,193	—	—	2,193	24.1
Total Investments	$11,362	$—	$—	$11,362	124.9
Other Assets and Liabilities, Net					(24.9)
					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Small Cap Fund
20

SSgA

Tuckerman Active REIT Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The Fund looks to identify companies with superior earnings growth, conservative balance sheets, and dividend security to target out-performance over a 2-3 year time horizon.

Invests in:  Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire® REIT Index and across different types and regions based on the fundamental research of the Advisor.

Strategy:  The Fund seeks to meet its objective by investing with a relatively long time horizon, favoring strong real estate fundamentals, and attempting to minimize turnover, while focusing on relative valuations, balance sheet strength and higher growth rates.

Tuckerman Active REIT Fund

Period Ended 08/31/10	Total Return
1 Year	30.77%
5 Years	(0.79	)%+
10 Years	9.02	%+

Dow Jones Wilshire REIT® Index#

Period Ended 08/31/10	Total Return
1 Year	33.30%
5 Years	0.58	%+
10 Years	10.06	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Tuckerman Active REIT Fund as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 is 1.29%.

See related Notes on page 25.

Tuckerman Active REIT Fund
21

SSgA

Tuckerman Active REIT Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Tuckerman Active REIT Fund (the "Fund") seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts ("REITs"). The Fund is benchmarked to the Dow Jones U.S. Select REIT Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the Fund was 30.77%, and the total return for the Index was 33.30%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The US real estate securities market showed strong positive momentum during most of the period. The market rallied after bottoming in March 2009. Investors' response to attractive REIT valuations was aided by improvements in public REIT capital markets, tightening of private market cap rates, and an improving outlook for operating fundamentals. The rally reversed temporarily during the second quarter of 2010 amid less attractive valuations and concerns about the global economy and financial reform. However, REITs have rallied again since the end of the second quarter, thanks to attractive dividend yields, declining cost of capital, and recovery in operating fundamentals.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund emphasized four investment themes that were expected to drive the market

1.  Quality real estate companies outperforming on expectations of growth through acquisitions

2.  Relative value small cap REITs appreciating as they fixed their underlying structural issues

3.  More rotation into sectors such as apartments and hotels that benefit from the start of economic recovery

4.  Specialty or niche sectors, such as life science or data center space, continuing to outperform on expectations of growth

The Adviser also sought to further diversify the portfolio and protect it against the increased market volatility by

1.  Limiting security over/underweights to 1.5% relative to the benchmark

2.  Continuing to invest selectively in smaller cap, higher beta securities

3.  Owning securities in all major real estate sectors

4.  Increasing the number of portfolio holdings

Higher beta REITs that swing more dramatically with market moves and REITs carrying more debt outperformed during the reporting period. This trend did not favor the Fund's emphasis on large cap, quality REITs.

From a sector perspective, apartment REITs outperformed. The sector benefited from renewed tenant demand, increased occupancy, and rising rents on shorter leases. During the most recent earnings season, many apartment REITs raised their 2010 revenue and earnings estimates. The Fund benefited from its exposure to the apartment sector.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Tuckerman Active REIT Fund
22

SSgA

Tuckerman Active REIT Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The Dow Jones Wilshire REIT® Index is a market capitalization-weighted index comprised of publicly traded Real Estate Investment Trusts (REITs). No special purpose of healthcare REITs are included. The Index is rebalanced monthly and reconstituted quarterly. The Index is unmanaged and cannot be invested in directly.

  +  Annualized.

REIT funds may be subject to a high degree of market risk due to lack of industry diversification. Furthermore, REIT funds may be subject to other risks including, but not limited to, declines in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust, and defaults by borrowers.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Tuckerman Active REIT Fund
23

SSgA

Tuckerman Active REIT Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$1,137.60	$1,020.16
Expenses Paid During Period *	$5.39	$5.09

* Expenses are equal to the Fund's expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Tuckerman Active REIT Fund
24

SSgA
Tuckerman Active REIT Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 99.3%
Apartments - 16.7%
AvalonBay Communities, Inc. (ö)(Ñ)	28,249	2,972
Camden Property Trust (ö)(Ñ)	22,247	1,018
Equity Residential (ö)	78,781	3,611
Essex Property Trust, Inc. (ö)(Ñ)	12,587	1,331
UDR, Inc. (ö)	51,371	1,057
		9,989
Diversified - 13.2%
CB Richard Ellis Group, Inc. (Ñ)	35,891	589
Digital Realty Trust, Inc. (ö)(Ñ)	38,823	2,301
DuPont Fabros Technology, Inc. (ö)	37,517	927
Vornado Realty Trust (ö)	50,360	4,082
		7,899
Health Care - 8.3%
BioMed Realty Trust, Inc. (ö)	58,184	994
HCP, Inc. (ö)	41,472	1,461
Ventas, Inc. (ö)	49,653	2,508
		4,963
Hotels/Leisure - 8.6%
Host Hotels & Resorts, Inc. (ö)	201,888	2,651
Hyatt Hotels Corp. (Æ)(Ñ)	14,976	564
LaSalle Hotel Properties (ö)	53,147	1,120
Starwood Hotels & Resorts Worldwide, Inc. (ö)	16,956	792
		5,127
Industrial - 7.8%
AMB Property Corp. (ö)	36,197	861
First Potomac Realty Trust (ö)	45,212	671
Liberty Property Trust (ö)	45,253	1,374
ProLogis (ö)	161,191	1,749
		4,655
Office - 14.5%
Boston Properties, Inc. (ö)	44,758	3,643
Brookfield Properties Corp. (Ñ)	41,609	602
Corporate Office Properties Trust SBI MD (ö)	29,287	1,057
Douglas Emmett, Inc. (ö)(Ñ)	86,639	1,397
SL Green Realty Corp. (ö)	33,042	1,992
		8,691

	Principal Amount ($) or Shares	Market Value $
Regional Malls - 16.3%
Macerich Co. (The) (ö)(Ñ)	36,847	1,526
Simon Property Group, Inc. (ö)	81,796	7,398
Taubman Centers, Inc. (ö)(Ñ)	19,630	815
		9,739
Storage - 6.1%
Public Storage (ö)	37,010	3,628
Shopping Centers - 7.8%
Acadia Realty Trust (ö)	41,128	738
Federal Realty Investment Trust (ö)(Ñ)	23,459	1,860
Kimco Realty Corp. (ö)	139,037	2,073
		4,671
Total Common Stocks (cost $39,942)		59,362
Short-Term Investments - 1.8%
SSgA Prime Money Market Fund	1,052,246	1,052
Total Short-Term Investments (cost $1,052)		1,052
Other Securities - 12.5%
State Street Navigator Securities Prime Lending Portfolio (d)	7,469,967	7,470
Total Other Securities (cost $7,470)		7,470
Total Investments - 113.6% (identified cost $48,464)		67,884
Other Assets and Liabilities, Net - (13.6%)		(8,146)
Net Assets - 100.0%		59,738

See accompanying notes which are an integral part of the financial statements.

Tuckerman Active REIT Fund
25

SSgA
Tuckerman Active REIT Fund

Presentation of Portfolio Holdings — August 31, 2010

Amounts in thousands

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Apartments	$9,989	$—	$—	$9,989	16.7
Diversified	7,899	—	—	7,899	13.2
Health Care	4,963	—	—	4,963	8.3
Hotels/Leisure	5,127	—	—	5,127	8.6
Industrial	4,655	—	—	4,655	7.8
Office	8,691	—	—	8,691	14.5
Regional Malls	9,739	—	—	9,739	16.3
Storage	3,628	—	—	3,628	6.1
Shopping Centers	4,671	—	—	4,671	7.8
Short-Term Investments	1,052	—	—	1,052	1.8
Other Securities	7,470	—	—	7,470	12.5
Total Investments	$67,884	$—	$—	$67,884	113.6
Other Assets and Liabilities, Net					(13.6)
					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Tuckerman Active REIT Fund
26

SSgA

IAM SHARES Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists & Aerospace Workers (IAM) or affiliated labor unions, or are constituents of the S&P 500® Index that have not been identified as having non-union sentiment (IAM Companies).

Invests in:  At least 80% of its total assets in equity securities of IAM companies. IAM companies are defined as companies that either have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions, or are listed in the S&P 500® Index, and have not been identified by the IAM or affiliated labor unions as having non-union sentiment.

Strategy:  The Fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios.

IAM SHARES Fund

Period Ended 08/31/10	Total Return
1 Year	4.01%
5 Years	(0.94	)%+
10 Years	(2.03	)%+

Standard & Poor's® 500 Composite Stock Index#

Period Ended 08/31/10	Total Return
1 Year	4.91%
5 Years	(0.91	)%+
10 Years	(1.81	)%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the IAM SHARES Fund as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 is 0.54%.

See related Notes on page 31.

IAM SHARES Fund
27

SSgA

IAM SHARES Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA IAM SHARES Fund (the "Fund") seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment ("IAM Companies"). The Fund is benchmarked to the S&P 500 Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the Fund was 4.02% and the total return for the Index was 4.91%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The S&P 500 delivered positive returns for the fiscal year that ended August 31, 2010, a welcome change from two consecutive years of negative double-digit returns. The strongest returns of the period came between September 2009 and April 2010, with the S&P 500 Index up nearly 18%. The first quarter of calendar year 2010 was also broadly positive, as investors directed their attention to beneficiaries of economic recovery in the industrial, financial, and consumer discretionary sectors. This included large manufacturers such as Cummins, Boeing, and General Electric, each of which advanced by more than 20%.

US equities moved up and down during the second quarter of 2010. In June 2010, financial strains in Europe and weakness in US home sales ended a budding rally. Despite challenges, the S&P 500 gained roughly 2% from July through August 2010.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund seeks to maximize returns primarily through investing in "union-friendly" companies. It uses a model-driven process that seeks to invest in this universe of companies while maintaining sufficient diversification. The Fund uses this quantitative process to reduce some of the sector and fundamental characteristic tilts that are inherent in a "union-friendly" universe. It is managed similarly to a passive product in that it doesn't use a process focused on generating returns in excess of the benchmark's.

The primary detractor from Fund performance was stock selection in the technology and materials sectors. Technology sector performance suffered from not owning high-returning Index names such as Akamai Technologies, Intuit Inc., and Citrix Systems. The absence of Peabody Energy and Praxair, both Index components, hurt in the materials sector. Also, slight underweights to the consumer staples and utilities sectors detracted from Fund performance because these two sectors outperformed the benchmark.

With the Fund's "union-friendly" mandate, the Fund tilts toward the industrials sector. This helped the Fund as the sector outperformed the overall Index. Stock selection in the industrials sector, including overweighted companies such as CSX, Caterpillar and Union Pacific, also contributed. The Fund also owned IAM-affiliated companies, such as US Airways, Alaska Air, and Continental, which were not Index constituents.

Nine of the ten sectors within the S&P 500 finished the year in positive territory. Consumer discretionary and industrials had the highest returns, while financials and energy had the lowest returns. The largest positive contributors to the Fund's relative performance at the security level were Edwards Lifesciences (overweight), State Street Corp (not held), Visa Inc (not held) and Monsanto (underweight). The largest detractors from relative performance at the security level were securities we did not own but which the Index held: Cognizant Technology, American Tower, Salesforce.com, and Nike.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

IAM SHARES Fund
28

SSgA
IAM SHARES Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

  Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  Assumes initial investment on September 1, 2000.

  #  The Standard & Poor's® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

  +  Annualized.

A portion of the fiscal 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

IAM SHARES Fund
29

SSgA

IAM SHARES Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$952.10	$1,022.53
Expenses Paid During Period *	$2.61	$2.70

* Expenses are equal to the Fund's expense ratio of 0.53% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

IAM SHARES Fund
30

SSgA
IAM SHARES Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 97.5%
Consumer Discretionary - 11.4%
99 Cents Only Stores (Æ)	6,800	119
Amazon.com, Inc. (Æ)	4,500	562
AutoNation, Inc. (Æ)(Ñ)	7,300	165
Bed Bath & Beyond, Inc. (Æ)	3,900	140
Best Buy Co., Inc.	5,225	164
Brunswick Corp. (Ñ)	3,500	45
Carnival Corp.	4,300	134
CBS Corp. Class B	10,201	141
Coach, Inc.	11,376	408
Comcast Corp. Class A	42,966	736
Denny's Corp. (Æ)(Ñ)	14,500	35
DIRECTV, Inc. (Æ)	11,111	421
DR Horton, Inc.	5,100	52
Ethan Allen Interiors, Inc.	4,666	63
Family Dollar Stores, Inc.	3,600	154
Ford Motor Co. (Æ)(Ñ)	50,443	570
Gannett Co., Inc. (Ñ)	3,500	42
Gap, Inc. (The)	7,300	123
Genuine Parts Co. (Ñ)	2,800	117
Goodyear Tire & Rubber Co. (The) (Æ)	4,300	40
H&R Block, Inc.	3,700	48
Hanesbrands, Inc. (Æ)	3,100	74
Harley-Davidson, Inc. (Ñ)	7,200	175
Home Depot, Inc.	27,700	770
Jakks Pacific, Inc. (Æ)	100	2
JC Penney Co., Inc.	3,900	78
Johnson Controls, Inc.	9,500	252
Kohl's Corp. (Æ)	5,700	268
Leggett & Platt, Inc.	7,900	151
Liberty Global, Inc. Class A (Æ)(Ñ)	3,900	107
Liberty Media Corp. - Capital Series A (Æ)	601	27
Liberty Media Corp. - Interactive (Æ)	7,298	77
Lowe's Cos., Inc.	20,000	406
Macy's, Inc.	9,268	180
Marriott International, Inc. Class A (Ñ)	9,400	301
Matthews International Corp. Class A	3,000	94
McClatchy Co. (The) Class A (Æ)(Ñ)	3,070	8
McDonald's Corp.	17,930	1,310
Meredith Corp. (Ñ)	4,900	143
New York Times Co. (The) (Æ)	7,200	52
Newell Rubbermaid, Inc. (Ñ)	10,100	152
News Corp. Class A	27,100	341
Nordstrom, Inc.	3,600	104
Office Depot, Inc. (Æ)	4,800	16
Omnicom Group, Inc.	3,200	112
Penske Automotive Group, Inc. (Æ)(Ñ)	1,100	13
Phillips-Van Heusen Corp.	5,200	238
priceline.com, Inc. (Æ)	700	204
Sears Holdings Corp. (Æ)(Ñ)	4,339	269

	Principal Amount ($) or Shares	Market Value $
Sherwin-Williams Co. (The)	3,500	246
Sonic Automotive, Inc. Class A (Æ)	4,700	41
Staples, Inc.	8,400	149
Starbucks Corp.	8,800	202
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	4,300	201
Target Corp.	14,600	747
Tiffany & Co. (Ñ)	6,000	238
Time Warner Cable, Inc.	4,363	225
Time Warner, Inc.	17,383	521
Viacom, Inc. Class B	10,001	314
Walt Disney Co. (The)	29,400	958
Washington Post Co. (The) Class B (Ñ)	321	116
Whirlpool Corp.	3,000	223
Wyndham Worldwide Corp.	3,360	78
Yum! Brands, Inc.	5,200	217
		14,679
Consumer Staples - 10.8%
Altria Group, Inc.	34,585	772
Archer-Daniels-Midland Co.	9,698	299
Arden Group, Inc. Class A (Ñ)	700	61
Campbell Soup Co. (Ñ)	5,990	223
Church & Dwight Co., Inc. (Ñ)	1,600	98
Coca-Cola Co. (The)	31,575	1,766
Colgate-Palmolive Co.	3,700	273
ConAgra Foods, Inc.	9,900	214
Costco Wholesale Corp.	7,000	396
CVS Caremark Corp.	19,119	516
Dean Foods Co. (Æ)	4,700	48
Energizer Holdings, Inc. (Æ)	300	19
Great Atlantic & Pacific Tea Co. (Æ)(Ñ)	3,000	9
Imperial Sugar Co. (Ñ)	700	9
JM Smucker Co. (The)	4,007	234
Kellogg Co.	5,435	270
Kimberly-Clark Corp.	8,188	527
Kraft Foods, Inc. Class A	23,809	713
Kroger Co. (The)	15,300	302
Mead Johnson Nutrition Co.	2,722	142
PepsiCo, Inc.	22,338	1,434
Philip Morris International, Inc.	29,085	1,496
Procter & Gamble Co. (The)	41,621	2,484
Rite Aid Corp. (Æ)	25,600	22
Safeway, Inc.	11,100	209
Sara Lee Corp.	17,430	252
Stanley Black & Decker, Inc.	4,715	253
SUPERVALU, Inc. (Ñ)	5,700	55
Sysco Corp.	10,400	286
TreeHouse Foods, Inc. (Æ)(Ñ)	1,600	66
Walgreen Co.	16,300	438
		13,886

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31

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Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Energy - 11.1%
Anadarko Petroleum Corp.	7,000	322
Apache Corp.	5,400	485
Baker Hughes, Inc.	7,200	271
BP PLC - ADR	2,868	100
Cameron International Corp. (Æ)	3,400	125
Chesapeake Energy Corp. (Ñ)	5,200	108
Chevron Corp.	29,829	2,212
ConocoPhillips	23,777	1,247
Devon Energy Corp.	7,700	464
El Paso Corp.	10,300	117
EOG Resources, Inc.	3,200	278
Exxon Mobil Corp.	74,780	4,424
Halliburton Co.	18,160	512
Hess Corp.	6,400	322
Lufkin Industries, Inc.	1,400	54
Marathon Oil Corp.	8,200	250
National Oilwell Varco, Inc.	4,400	166
NextEra Energy, Inc.	6,500	349
Occidental Petroleum Corp.	9,500	694
Schlumberger, Ltd.	21,882	1,167
Southwestern Energy Co. (Æ)	5,700	187
Spectra Energy Corp.	9,498	193
Valero Energy Corp.	8,200	129
Williams Cos., Inc. (The)	8,400	152
		14,328
Financials - 14.3%
Aegon NV (Æ)	8,014	41
Aflac, Inc.	7,900	373
Allstate Corp. (The)	8,800	243
American Express Co.	19,300	769
American Financial Group, Inc.	4,621	133
American International Group, Inc. (Æ)(Ñ)	1,703	58
Ameriprise Financial, Inc.	3,340	145
AON Corp.	5,900	214
Bank of America Corp.	130,632	1,626
Bank of New York Mellon Corp. (The)	15,898	386
BB&T Corp.	7,500	166
Berkshire Hathaway, Inc. Class B (Æ)	19,500	1,536
Capital One Financial Corp.	6,661	252
Charles Schwab Corp. (The)	13,300	170
Chubb Corp.	2,800	154
Citigroup, Inc. (Æ)	304,801	1,134
CME Group, Inc. Class A	1,200	298
Discover Financial Services	6,550	95
E*Trade Financial Corp. (Æ)	1,170	14
Fifth Third Bancorp	6,400	71
Franklin Resources, Inc.	2,000	193
Goldman Sachs Group, Inc. (The)	6,900	945

	Principal Amount ($) or Shares	Market Value $
Hartford Financial Services Group, Inc.	3,200	64
Host Hotels & Resorts, Inc. (ö)	28,417	373
HSBC Holdings PLC - ADR	8,890	437
Hudson City Bancorp, Inc.	7,600	88
IntercontinentalExchange, Inc. (Æ)	1,400	134
Janus Capital Group, Inc.	14,987	136
JPMorgan Chase & Co.	52,034	1,892
KeyCorp	6,500	48
M&T Bank Corp.	1,200	103
Marsh & McLennan Cos., Inc.	9,000	213
MetLife, Inc.	11,099	417
Moody's Corp. (Ñ)	4,000	85
Morgan Stanley	16,400	405
Northern Trust Corp.	4,200	194
People's United Financial, Inc.	8,200	104
Plum Creek Timber Co., Inc. (ö)(Ñ)	2,400	83
PNC Financial Services Group, Inc.	5,450	278
Potlatch Corp. (ö)(Ñ)	7,700	258
Principal Financial Group, Inc.	2,600	60
Progressive Corp. (The)	9,600	190
ProLogis (ö)	3,200	35
Prudential Financial, Inc.	7,600	384
Public Storage (ö)	1,800	176
Regions Financial Corp.	9,142	59
Simon Property Group, Inc. (ö)	3,271	296
SLM Corp. (Æ)	6,300	70
SunTrust Banks, Inc.	3,500	79
Travelers Cos., Inc. (The)	14,483	709
US Bancorp	23,612	491
Vornado Realty Trust (ö)	2,144	174
Wells Fargo & Co.	60,535	1,426
		18,477
Health Care - 11.7%
Abbott Laboratories	21,900	1,081
Aetna, Inc.	7,900	211
Allergan, Inc.	4,300	264
Allied Healthcare Products (Æ)	700	2
Amgen, Inc. (Æ)	14,872	759
Baxter International, Inc.	11,136	474
Biogen Idec, Inc. (Æ)	4,500	242
Boston Scientific Corp. (Æ)	17,863	93
Bristol-Myers Squibb Co.	21,688	566
Cardinal Health, Inc.	4,000	120
CareFusion Corp. (Æ)	2,000	43
Celgene Corp. (Æ)	7,300	376
Cigna Corp.	4,500	145
Coventry Health Care, Inc. (Æ)	2,100	41
Edwards Lifesciences Corp. (Æ)(Ñ)	4,466	257
Eli Lilly & Co.	13,700	460
Express Scripts, Inc. Class A (Æ)	9,200	392

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32

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Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Forest Laboratories, Inc. (Æ)	4,800	131
Genzyme Corp. (Æ)	4,100	287
Gilead Sciences, Inc. (Æ)	13,400	427
Humana, Inc. (Æ)	2,200	105
Johnson & Johnson	38,000	2,167
Life Technologies Corp. (Æ)	4,212	180
McKesson Corp.	4,600	267
Medco Health Solutions, Inc. (Æ)	8,624	375
Medtronic, Inc.	16,900	532
Merck & Co., Inc.	43,015	1,512
PerkinElmer, Inc.	4,700	99
Pfizer, Inc.	105,773	1,685
St. Jude Medical, Inc. (Æ)	5,200	180
STERIS Corp.	3,191	92
Stryker Corp.	3,400	147
Thermo Fisher Scientific, Inc. (Æ)	7,600	320
UnitedHealth Group, Inc.	17,700	561
WellPoint, Inc. (Æ)	8,100	402
Zimmer Holdings, Inc. (Æ)	3,370	159
		15,154
Industrials - 12.1%
3M Co.	11,300	888
Actuant Corp. Class A	5,600	111
Alaska Air Group, Inc. (Æ)	800	35
Ametek, Inc.	3,200	138
Arkansas Best Corp. (Ñ)	1,600	33
Avery Dennison Corp.	1,900	62
Avis Budget Group, Inc. (Æ)(Ñ)	1,800	16
AZZ, Inc. (Ñ)	800	32
Boeing Co. (The)	10,400	636
Caterpillar, Inc.	9,821	640
Continental Airlines, Inc. Class B (Æ)(Ñ)	700	16
CSX Corp.	8,300	414
Cummins, Inc.	3,700	275
Danaher Corp.	11,600	421
Deere & Co.	7,200	456
Dover Corp.	5,300	237
Eaton Corp.	3,800	264
Emerson Electric Co.	12,600	588
Energy Conversion Devices, Inc. (Æ)(Ñ)	1,800	8
FedEx Corp.	3,100	242
Gardner Denver, Inc.	800	38
General Dynamics Corp.	5,710	319
General Electric Co.	145,321	2,104
Goodrich Corp.	2,200	151
Hexcel Corp. (Æ)(Ñ)	2,600	44
HNI Corp.	900	21
Honeywell International, Inc.	10,862	425
Illinois Tool Works, Inc.	8,608	355
Jacobs Engineering Group, Inc. (Æ)	2,800	97

	Principal Amount ($) or Shares	Market Value $
Kansas City Southern (Æ)	2,550	86
Katy Industries, Inc. (Æ)	5,900	9
Koninklijke Philips Electronics NV	1,119	31
L-3 Communications Holdings, Inc.	2,500	166
Lockheed Martin Corp.	4,819	335
Manitowoc Co., Inc. (The) (Ñ)	2,300	21
Manpower, Inc.	2,100	89
Masco Corp.	14,300	150
Norfolk Southern Corp.	6,700	360
Northrop Grumman Corp.	4,796	260
PACCAR, Inc. (Ñ)	6,675	274
Parker Hannifin Corp.	3,000	177
Precision Castparts Corp.	2,500	283
Raytheon Co.	5,800	255
Republic Services, Inc. Class A	4,680	138
Rockwell Automation, Inc.	3,900	199
Rockwell Collins, Inc.	2,100	113
RR Donnelley & Sons Co.	5,700	86
Ryder System, Inc.	4,800	184
Siemens AG - ADR	200	18
Snap-On, Inc.	1,000	41
Southwest Airlines Co.	10,425	115
Tecumseh Products Co. Class A (Æ)	1,600	19
Terex Corp. (Æ)(Ñ)	1,800	33
Textron, Inc. (Ñ)	3,900	67
Toro Co. (The)	2,300	115
Union Pacific Corp.	8,500	620
United Parcel Service, Inc. Class B	15,714	1,003
United Technologies Corp.	13,500	880
US Airways Group, Inc. (Æ)	1,000	9
Valmont Industries, Inc.	300	20
Waste Management, Inc. (Ñ)	10,218	338
Watts Water Technologies, Inc. Class A (Ñ)	400	12
YRC Worldwide, Inc. (Æ)(Ñ)	200	—	±
		15,572
Information Technology - 17.0%
Adobe Systems, Inc. (Æ)	8,200	228
Advanced Micro Devices, Inc. (Æ)(Ñ)	8,100	45
Agilent Technologies, Inc. (Æ)	4,142	112
Amphenol Corp. Class A	5,200	212
Analog Devices, Inc.	6,800	190
AOL, Inc. (Æ)	1,580	35
Apple, Inc. (Æ)	12,400	3,018
Applied Materials, Inc.	20,600	214
Autodesk, Inc. (Æ)	3,000	83
Automatic Data Processing, Inc.	6,900	266
Broadcom Corp. Class A	5,850	175
CA, Inc.	4,900	88
Cisco Systems, Inc. (Æ)	79,400	1,592
Computer Sciences Corp.	4,845	193

IAM SHARES Fund
33

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IAM SHARES Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Corning, Inc.	23,600	370
Dell, Inc. (Æ)	26,300	310
Diebold, Inc.	2,300	60
eBay, Inc. (Æ)	16,100	374
Electronic Arts, Inc. (Æ)	6,400	98
EMC Corp. (Æ)	30,000	547
Google, Inc. Class A (Æ)	3,300	1,485
Hewlett-Packard Co.	34,932	1,344
Intel Corp.	75,400	1,336
International Business Machines Corp.	19,100	2,354
KLA-Tencor Corp.	2,500	70
Mastercard, Inc. Class A	1,400	278
Micron Technology, Inc. (Æ)(Ñ)	13,500	87
Microsoft Corp.	104,600	2,456
Motorola, Inc. (Æ)	35,900	270
National Semiconductor Corp.	7,100	90
NetApp, Inc. (Æ)	4,900	198
Oracle Corp.	57,949	1,268
Paychex, Inc.	4,300	107
QUALCOMM, Inc.	21,200	812
Quantum Corp. (Æ)	14,000	20
Seagate Technology PLC (Æ)	2,200	22
Symantec Corp. (Æ)	16,445	224
Texas Instruments, Inc.	20,800	479
Total System Services, Inc. (Ñ)	2,032	29
Western Union Co. (The)	8,736	137
Xerox Corp.	18,800	159
Xilinx, Inc. (Ñ)	7,000	169
Yahoo!, Inc. (Æ)	20,700	271
		21,875
Materials - 3.0%
Air Products & Chemicals, Inc.	4,800	355
AK Steel Holding Corp.	5,100	65
Alcoa, Inc.	15,700	160
Allegheny Technologies, Inc. (Ñ)	3,300	134
AngloGold Ashanti, Ltd. - ADR	600	25
Ashland, Inc.	1,204	56
Ball Corp.	1,700	95
Bemis Co., Inc.	1,800	52
Brush Engineered Materials, Inc. (Æ)(Ñ)	1,000	24
Chemtura Corp. (Æ)	1,900	1
Crown Holdings, Inc. (Æ)	3,400	95
Dow Chemical Co. (The)	15,788	385
Ecolab, Inc.	3,300	156
EI du Pont de Nemours & Co.	5,200	212
FMC Corp.	1,100	69
Freeport-McMoRan Copper & Gold, Inc. Class B	4,776	344

	Principal Amount ($) or Shares	Market Value $
International Paper Co.	11,073	227
Martin Marietta Materials, Inc. (Ñ)	1,500	110
MeadWestvaco Corp.	3,000	65
Monsanto Co.	5,100	269
Newmont Mining Corp.	5,200	319
Owens-Illinois, Inc. (Æ)	2,900	73
PPG Industries, Inc.	2,900	191
Schnitzer Steel Industries, Inc. Class A (Ñ)	600	27
Sigma-Aldrich Corp.	2,300	122
Temple-Inland, Inc.	5,100	81
Vulcan Materials Co.	3,600	132
Weyerhaeuser Co.	5,603	88
		3,932
Telecommunication Services - 3.0%
AT&T, Inc.	80,581	2,178
CenturyLink, Inc. (Ñ)	4,105	148
Frontier Communications Corp.	9,906	77
Qwest Communications International, Inc.	25,000	141
Sprint Nextel Corp. (Æ)	39,389	161
Verizon Communications, Inc.	41,272	1,218
		3,923
Utilities - 3.1%
AES Corp. (The) (Æ)	11,000	113
Ameren Corp.	3,000	84
American Electric Power Co., Inc.	5,300	188
Consolidated Edison, Inc. (Ñ)	2,800	133
Constellation Energy Group, Inc.	3,000	88
Dominion Resources, Inc.	10,600	453
Duke Energy Corp.	19,496	335
Edison International	5,500	186
Entergy Corp.	2,900	229
Exelon Corp.	10,800	440
FirstEnergy Corp.	4,200	153
PG&E Corp.	5,800	271
PPL Corp.	6,400	174
Public Service Enterprise Group, Inc.	8,400	268
Sempra Energy	4,100	209
Southern Co.	13,200	484
Wisconsin Energy Corp.	2,300	128
Xcel Energy, Inc.	4,000	89
		4,025
Total Common Stocks (cost $132,264)		125,851

IAM SHARES Fund
34

SSgA
IAM SHARES Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 2.1%
SSgA Prime Money Market Fund	2,186,389	2,186
United States Treasury Bills (ç)(ÿ)(§) 0.080% due 10/14/10	473	473
Total Short-Term Investments (cost $2,659)		2,659
Other Securities - 4.0%
State Street Navigator Securities Prime Lending Portfolio (d)	5,098,694	5,099
Total Other Securities (cost $5,099)		5,099
Total Investments - 103.6% (identified cost $140,018)		133,609
Other Assets and Liabilities, Net - (3.6%)		(4,681)
Net Assets - 100.0%		128,928

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciaion (Depreciation) $
Long Positions
S&P 500 Index (CME)	12	USD	3,145	09/10	(107)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(107)

See accompanying notes which are an integral part of the financial statements.

IAM SHARES Fund
35

SSgA
IAM SHARES Fund

Presentation of Portfolio Holdings — August 31, 2010

Amounts in thousands

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Consumer Discretionary	$14,679	$—	$—	$14,679	11.4
Consumer Staples	13,886	—	—	13,886	10.8
Energy	14,328	—	—	14,328	11.1
Financials	18,477	—	—	18,477	14.3
Health Care	15,154	—	—	15,154	11.7
Industrials	15,572	—	—	15,572	12.1
Information Technology	21,875	—	—	21,875	17.0
Materials	3,932	—	—	3,932	3.0
Telecommunication Services	3,923	—	—	3,923	3.0
Utilities	4,025	—	—	4,025	3.1
Short-Term Investments	2,186	473	—	2,659	2.1
Other Securities	5,099	—	—	5,099	4.0
Total Investments	133,136	473	—	133,609	103.6
Other Assets and Liabilities, Net					(3.6)
					100.0
Futures Contracts	(107)	—	—	(107)	(0.1)
Total Other Financial Instruments**	(107)	—	—	(107)

**Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

IAM SHARES Fund
36

SSgA

Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Invests in:  At least 80% of total assets will be invested in small capitalization equity securities, such as common stocks, issued by companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index.

Strategy:  The Fund attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the fund to hold a portion, but not all of the securities in the Russell 2000 Index.

Enhanced Small Cap Fund

Period Ended 08/31/10	Total Return
1 Year	8.01%
5 Years	(3.32)%
Inception	(1.59)%+

Russell 2000® Index#

Period Ended 08/31/10	Total Return
1 Year	6.60%
5 Years	(0.69)%
Inception	0.83%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Enhanced Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 is 1.49%.

See related Notes on page 40.

Enhanced Small Cap Fund
37

SSgA

Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Enhanced Small Cap Fund (the "Fund") seeks to maximize total return through investment primarily in small capitalization equity securities. The Fund is benchmarked to the Russell 2000® Index (the "Index"). The Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the Fund was 8.01%, and the total return for the Index was 6.60%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Gradual improvement in sentiment and economic indicators buoyed US small cap equities during the 12-month period. However, the market remained relatively volatile, going up and down repeatedly. Market indices returned to mid-2008 levels in late April 2010, but growing concerns about economic recovery and European governments' financial health prompted an aggressive market drop in May and June 2010.

Equity market volatility generally declined over the twelve months, particularly when compared to the preceding twelve months. However, it spiked upward at times and remained higher than in the five years preceding the financial crisis of 2008-2009.

The drop in volatility depressed the correlation of stock returns, which helped investment strategies like the Fund's that use bottom-up stock selection. When stocks don't rise or fall in tandem regardless of their underlying characteristics, this often provides opportunities to investors who base stock selection on those characteristics. This is an environment in which the Fund's investment process is more likely to deliver positive relative performance.

However, lower correlations among stocks did not persist throughout the period. They spiked during spring 2010 along with higher volatility.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund is a small capitalization fund that maintains size, style, and beta characteristics similar to those of the benchmark. A quantitative process ranks stocks nightly. As of August 31, 2010, the Fund was diversified with approximately 630 securities. Stock positions are limited to 0.50% more or less than the percentage that they make up of the Fund's benchmark. This approach is designed to prevent a single stock from significantly affecting the Fund's relative performance.

The Fund's stock selection delivered positive results, led by stock selection techniques that focus on identifying companies with superior growth potential. Models that favor undervalued companies and positive price momentum models also contributed to relative outperformance.

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  The Fund commenced operations on March 22, 2005. Index comparison also began on March 22, 2005.

  #  The Russell 2000® Index is unmanaged and cannot be invested in directly. The index is composed of the 2,000 smallest securities in the Russell® 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization. The index is widely regarded in the industry as the premier measure of small cap stocks.

  +  Annualized.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Enhanced Small Cap Fund
38

SSgA

Enhanced Small Cap Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$964.80	$1,022.45
Expenses Paid During Period *	$3.71	$3.82

* Expenses are equal to the Fund's expense ratio of 0.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

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39

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SSgA
Enhanced Small Cap Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 96.9%
Consumer Discretionary - 15.4%
99 Cents Only Stores (Æ)	2,155	38
AH Belo Corp. (Æ)	600	4
American Greetings Corp. Class A	5,658	109
AnnTaylor Stores Corp. (Æ)	200	3
Belo Corp. Class A (Æ)	3,853	20
Big 5 Sporting Goods Corp.	1,850	22
Biglari Holdings, Inc. (Æ)	216	63
Blyth, Inc.	1,028	39
Bob Evans Farms, Inc.	1,510	39
Bon-Ton Stores, Inc. (The) (Æ)	1,400	9
Books-A-Million, Inc. Class A	300	2
Brown Shoe Co., Inc.	4,300	45
California Pizza Kitchen, Inc. (Æ)	6,993	107
Cardtronics, Inc. (Æ)	7,685	106
Cato Corp. (The) Class A	1,814	42
CEC Entertainment, Inc. (Æ)	908	28
Central Garden and Pet Co. (Æ)	8,015	75
Cinemark Holdings, Inc.	4,200	61
Collective Brands, Inc. (Æ)	6,792	88
Cooper Tire & Rubber Co.	7,771	126
Core-Mark Holding Co., Inc. (Æ)	100	3
Courier Corp.	500	7
Dana Holding Corp. (Æ)	13,000	133
Denny's Corp. (Æ)	7,737	18
Dillard's, Inc. Class A	6,243	137
Dolan Co. (The) (Æ)	810	7
Dress Barn, Inc. (The) (Æ)	6,288	131
Drew Industries, Inc. (Æ)	2,100	40
DSW, Inc. Class A (Æ)	5,300	126
Eastman Kodak Co. (Æ)	23,050	80
EW Scripps Co. Class A (Æ)	4,200	29
Finish Line, Inc. (The) Class A	4,600	61
Harte-Hanks, Inc.	891	9
Hooker Furniture Corp.	700	7
HSN, Inc. (Æ)	5,496	144
Internet Brands, Inc. (Æ)	2,434	25
Jakks Pacific, Inc. (Æ)	3,500	52
Jo-Ann Stores, Inc. (Æ)	3,719	151
Jones Apparel Group, Inc.	8,286	127
Journal Communications, Inc. Class A (Æ)	700	3
Kimball International, Inc. Class B	1,583	8
Lee Enterprises, Inc. (Æ)	1,000	2
Libbey, Inc. (Æ)	500	6
Lifetime Brands, Inc. (Æ)	900	12
Live Nation Entertainment, Inc. (Æ)	5,041	44
LodgeNet Interactive Corp. (Æ)	1,900	5
Maidenform Brands, Inc. (Æ)	2,768	74
MarineMax, Inc. (Æ)	1,500	10

	Principal Amount ($) or Shares	Market Value $
Matthews International Corp. Class A	1,817	57
McCormick & Schmick's Seafood Restaurants, Inc. (Æ)	500	3
Media General, Inc. Class A (Æ)	900	7
ModusLink Global Solutions, Inc. (Æ)	5,200	30
Monotype Imaging Holdings, Inc. (Æ)	6,415	47
Monro Muffler Brake, Inc.	1,300	54
National CineMedia, Inc.	5,645	90
O'Charleys, Inc. (Æ)	2,937	16
OfficeMax, Inc. (Æ)	2,643	26
Orbitz Worldwide, Inc. (Æ)	2,500	13
Oxford Industries, Inc.	3,585	71
Papa John's International, Inc. (Æ)	3,840	91
Perry Ellis International, Inc. (Æ)	4,386	81
PF Chang's China Bistro, Inc.	2,970	127
RC2 Corp. (Æ)	1,296	24
Rent-A-Center, Inc. Class A	7,339	147
Retail Ventures, Inc. (Æ)	2,835	24
Scholastic Corp.	1,500	35
Shoe Carnival, Inc. (Æ)	767	13
Shuffle Master, Inc. (Æ)	6,089	48
Sinclair Broadcast Group, Inc. Class A (Æ)	11,190	67
Sotheby's Class A	1,300	35
Stage Stores, Inc.	6,200	69
Standard Pacific Corp. (Æ)	28,203	98
Steinway Musical Instruments, Inc. (Æ)	238	4
Stewart Enterprises, Inc. Class A	4,221	20
Sturm Ruger & Co., Inc.	4,475	58
Superior Industries International, Inc.	200	3
Timberland Co. Class A (Æ)	5,034	81
Ulta Salon Cosmetics & Fragrance, Inc. (Æ)	200	5
Unifi, Inc. (Æ)	3,408	14
Unifirst Corp.	459	18
Universal Electronics, Inc. (Æ)	100	2
Warner Music Group Corp. (Æ)	1,700	7
Wolverine World Wide, Inc.	1,300	33
World Wrestling Entertainment, Inc. Class A	1,400	20
		4,015
Consumer Staples - 2.8%
Alliance One International, Inc. (Æ)	5,428	19
B&G Foods, Inc. Class A	2,850	30
Boston Beer Co., Inc. Class A (Æ)	200	13
Cadiz, Inc. (Æ)	800	9
Casey's General Stores, Inc.	372	14
Inter Parfums, Inc.	300	5
J&J Snack Foods Corp.	1,497	57
Lancaster Colony Corp.	1,033	47

Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Nash Finch Co.	1,500	59
Nu Skin Enterprises, Inc. Class A	2,631	67
Pantry, Inc. (The) (Æ)	214	4
Prestige Brands Holdings, Inc. (Æ)	12,936	96
Sanderson Farms, Inc.	3,100	133
Seaboard Corp.	27	44
Smart Balance, Inc. (Æ)	6,800	25
Universal Corp.	2,143	76
USANA Health Sciences, Inc. (Æ)	340	14
Village Super Market, Inc.	146	4
Weis Markets, Inc.	200	7
		723
Energy - 4.2%
Bill Barrett Corp. (Æ)	2,998	98
Cal Dive International, Inc. (Æ)	16,095	74
Complete Production Services, Inc. (Æ)	4,400	78
Contango Oil & Gas Co. (Æ)	3,175	139
Energy Partners, Ltd. (Æ)	1,700	19
Georesources, Inc. (Æ)	800	12
Goodrich Petroleum Corp. (Æ)	8,500	113
Hercules Offshore, Inc. (Æ)	19,657	42
International Coal Group, Inc. (Æ)	12,230	56
ION Geophysical Corp. (Æ)	16,729	57
Key Energy Services, Inc. (Æ)	4,905	39
Lufkin Industries, Inc.	322	12
McMoRan Exploration Co. (Æ)	5,131	73
OYO Geospace Corp. (Æ)	100	5
Parker Drilling Co. (Æ)	7,024	26
Petroleum Development Corp. (Æ)	128	3
PHI, Inc. (Æ)	100	1
Pioneer Drilling Co. (Æ)	8,793	48
Rosetta Resources, Inc. (Æ)	2,353	46
RPC, Inc.	300	5
Tesco Corp. (Æ)	700	7
Tetra Technologies, Inc. (Æ)	5,669	48
Union Drilling, Inc. (Æ)	2,000	9
Vaalco Energy, Inc. (Æ)	4,220	24
W&T Offshore, Inc.	5,500	50
World Fuel Services Corp.	293	7
		1,091
Financials - 19.4%
1st Source Corp.	3,315	54
Agree Realty Corp. (ö)	300	7
Alliance Financial Corp.	100	3
Alterra Capital Holdings, Ltd.	3,507	65
American Equity Investment Life Holding Co.	5,383	51
Ameris Bancorp (Æ)	3,130	25
Amtrust Financial Services, Inc.	4,299	59

	Principal Amount ($) or Shares	Market Value $
Anworth Mortgage Asset Corp. (ö)	9,911	68
Apollo Commercial Real Estate Finance, Inc. (ö)	600	10
Apollo Investment Corp.	4,543	43
Argo Group International Holdings, Ltd.	1,587	48
Arrow Financial Corp.	913	21
Artio Global Investors, Inc. Class A	5,800	80
Ashford Hospitality Trust, Inc. (Æ)(ö)	4,295	34
Associated Estates Realty Corp. (ö)	6,776	92
Bancfirst Corp.	90	3
Banco Latinoamericano de Comercio Exterior SA Class E	4,382	56
Bancorp, Inc. (Æ)	1,331	9
Bank Mutual Corp.	400	2
Bank of Marin Bancorp	100	3
Bank of the Ozarks, Inc.	1,906	70
BankFinancial Corp.	546	5
Berkshire Hills Bancorp, Inc.	619	11
BGC Partners, Inc. Class A	1,916	10
BlackRock Kelso Capital Corp.	4,800	52
Boston Private Financial Holdings, Inc.	400	3
Camden National Corp.	100	3
CapLease, Inc. (ö)	8,425	43
Capstead Mortgage Corp. (ö)	681	8
Cardinal Financial Corp.	965	9
Cash America International, Inc.	600	18
Center Financial Corp. (Æ)	900	4
Chatham Lodging Trust (Æ)(ö)	200	3
Chemical Financial Corp.	838	16
City Holding Co.	2,051	59
Clifton Savings Bancorp, Inc.	900	7
CNA Surety Corp. (Æ)	266	4
Cogdell Spencer, Inc. (ö)	2,600	16
Colonial Properties Trust (ö)	1,547	25
Colony Financial, Inc. (ö)	400	7
Community Bank System, Inc.	1,297	29
Community Trust Bancorp, Inc.	1,010	27
Compass Diversified Holdings	3,079	44
Credit Acceptance Corp. (Æ)	100	6
CreXus Investment Corp. (ö)	500	6
Delphi Financial Group, Inc. Class A	3,405	76
DiamondRock Hospitality Co. (ö)	5,620	49
Dime Community Bancshares	2,299	29
DuPont Fabros Technology, Inc. (ö)	2,511	62
Education Realty Trust, Inc. (ö)	7,439	51
Ezcorp, Inc. Class A (Æ)	4,638	83
FelCor Lodging Trust, Inc. (Æ)(ö)	9,700	39
Fifth Street Finance Corp.	2,710	27
First Bancorp	1,000	12
First Cash Financial Services, Inc. (Æ)	115	3
First Community Bancshares, Inc.	500	6
First Financial Corp.	520	15

Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
First Industrial Realty Trust, Inc. (Æ)(ö)	2,500	11
First Mercury Financial Corp.	1,643	15
First of Long Island Corp. (The)	100	2
First Potomac Realty Trust (ö)	4,229	63
Flagstone Reinsurance Holdings SA	4,931	50
Flushing Financial Corp.	1,700	18
FNB Corp.	9,335	73
Fox Chase Bancorp, Inc. (Æ)	2,218	21
FPIC Insurance Group, Inc. (Æ)	837	25
Getty Realty Corp. (ö)	2,884	72
Gladstone Capital Corp.	400	4
Gladstone Commercial Corp. (ö)	500	8
Glimcher Realty Trust (ö)	540	3
Great Southern Bancorp, Inc.	465	9
Greenlight Capital Re, Ltd. (Æ)	2,979	69
Harleysville Group, Inc.	1,723	55
Hercules Technology Growth Capital, Inc.	2,623	24
Hersha Hospitality Trust (ö)	16,200	77
Home Bancshares, Inc.	1,085	23
Home Federal Bancorp, Inc.	400	5
Horace Mann Educators Corp.	1,986	33
International Bancshares Corp.	3,816	60
Invesco Mortgage Capital, Inc. (ö)	3,561	75
Investors Bancorp, Inc. (Æ)	2,730	29
Investors Real Estate Trust (ö)	1,100	9
iStar Financial, Inc. (Æ)(ö)	24,100	84
Kansas City Life Insurance Co.	310	9
Kayne Anderson Energy Development Co.	300	4
Kearny Financial Corp.	1,200	10
Kite Realty Group Trust (ö)	1,100	5
LaBranche & Co., Inc. (Æ)	8,318	32
Lakeland Bancorp, Inc.	540	4
Lakeland Financial Corp.	700	13
Lexington Realty Trust (ö)	21,378	143
Life Partners Holdings, Inc.	2,015	30
LTC Properties, Inc. (ö)	525	13
Maiden Holdings, Ltd.	2,261	17
MainSource Financial Group, Inc.	1,958	12
MB Financial, Inc.	900	13
MCG Capital Corp.	8,476	45
Meadowbrook Insurance Group, Inc.	5,400	46
Medical Properties Trust, Inc. (ö)	6,252	62
MFA Financial, Inc. (ö)	15,123	111
Montpelier Re Holdings, Ltd.	5,611	89
Nara Bancorp, Inc. (Æ)	1,100	7
National Financial Partners Corp. (Æ)	2,998	32
National Health Investors, Inc. (ö)	1,117	47
National Retail Properties, Inc. (ö)	2,299	56
NBT Bancorp, Inc.	2,050	42
NewAlliance Bancshares, Inc.	13,690	168
NGP Capital Resources Co.	500	4
NorthStar Realty Finance Corp. (ö)	2,300	7

	Principal Amount ($) or Shares	Market Value $
Northwest Bancshares, Inc.	8,720	94
OceanFirst Financial Corp.	420	5
Ocwen Financial Corp. (Æ)	5,751	52
Oppenheimer Holdings, Inc.	386	9
Oriental Financial Group, Inc.	1,773	23
Park National Corp.	297	18
Pebblebrook Hotel Trust (Æ)(ö)	1,600	28
PennantPark Investment Corp.	2,935	29
Pennsylvania Real Estate Investment Trust (ö)	4,975	52
Penson Worldwide, Inc. (Æ)	965	4
Peoples Bancorp, Inc.	830	10
Platinum Underwriters Holdings, Ltd.	2,699	109
PMA Capital Corp. Class A (Æ)	2,790	19
ProAssurance Corp. (Æ)	1,875	99
Prospect Capital Corp.	1,400	13
Prosperity Bancshares, Inc.	4,339	123
Provident Financial Services, Inc.	536	6
Provident New York Bancorp	325	3
Renasant Corp.	1,100	15
Republic Bancorp, Inc. Class A	1,733	34
Resource Capital Corp. (ö)	1,900	11
Saul Centers, Inc. (ö)	434	18
SeaBright Holdings, Inc.	2,082	15
Signature Bank NY (Æ)	560	20
Simmons First National Corp. Class A	331	8
Southside Bancshares, Inc.	1,040	19
Southwest Bancorp, Inc.	630	8
Strategic Hotels & Resorts, Inc. (Æ)(ö)	32,600	116
Suffolk Bancorp	1,106	26
Sun Communities, Inc. (ö)	2,350	67
Susquehanna Bancshares, Inc.	2,670	21
Taylor Capital Group, Inc. (Æ)	500	5
Terreno Realty Corp. (Æ)(ö)	200	3
Texas Capital Bancshares, Inc. (Æ)	1,449	22
Tower Bancorp, Inc.	124	2
TowneBank	751	11
Trustco Bank Corp. NY	3,920	21
Trustmark Corp.	2,254	43
U-Store-It Trust (ö)	6,616	53
UMB Financial Corp.	279	9
Umpqua Holdings Corp.	5,300	55
United Bankshares, Inc.	2,167	50
United Financial Bancorp, Inc.	300	4
WesBanco, Inc.	2,155	33
Westamerica Bancorporation	200	10
Western Alliance Bancorp (Æ)	2,300	14
Westwood Holdings Group, Inc.	320	10
Wilshire Bancorp, Inc.	2,630	16
Winthrop Realty Trust (ö)	400	5
Wintrust Financial Corp.	830	24
		5,072

Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Health Care - 11.7%
Affymax, Inc. (Æ)	900	5
Albany Molecular Research, Inc. (Æ)	4,981	30
Alliance HealthCare Services, Inc. (Æ)	2,979	13
Amedisys, Inc. (Æ)	1,100	25
America Service Group, Inc.	600	8
American Dental Partners, Inc. (Æ)	383	4
American Medical Systems Holdings, Inc. (Æ)	3,253	59
AMERIGROUP Corp. Class A (Æ)	4,806	177
AMN Healthcare Services, Inc. (Æ)	2,425	11
Amsurg Corp. Class A (Æ)	400	7
Ariad Pharmaceuticals, Inc. (Æ)	17,700	62
Arqule, Inc. (Æ)	5,500	29
Assisted Living Concepts, Inc. (Æ)	900	24
Biodel, Inc. (Æ)	800	3
BioMimetic Therapeutics, Inc. (Æ)	410	4
Bruker Corp. (Æ)	8,076	96
Cadence Pharmaceuticals, Inc. (Æ)	1,766	14
Cambrex Corp. (Æ)	500	2
Cantel Medical Corp.	3,820	55
Celldex Therapeutics, Inc. (Æ)	3,681	16
Combinatorx, Inc. (Æ)	3,500	5
Conmed Corp. (Æ)	781	14
Continucare Corp. (Æ)	1,100	4
Cornerstone Therapeutics, Inc. (Æ)	700	5
Corvel Corp. (Æ)	600	22
Cross Country Healthcare, Inc. (Æ)	400	3
Cubist Pharmaceuticals, Inc. (Æ)	4,600	101
Cynosure, Inc. Class A (Æ)	411	4
Cytokinetics, Inc. (Æ)	6,900	15
Depomed, Inc. (Æ)	2,000	7
DexCom, Inc. (Æ)	3,113	38
Durect Corp. (Æ)	6,900	14
Emergent Biosolutions, Inc. (Æ)	1,877	34
Endologix, Inc. (Æ)	1,300	5
Enzon Pharmaceuticals, Inc. (Æ)	6,263	64
Exelixis, Inc. (Æ)	11,992	35
Gentiva Health Services, Inc. (Æ)	2,100	43
Haemonetics Corp. (Æ)	780	41
Healthsouth Corp. (Æ)	6,094	99
Healthspring, Inc. (Æ)	3,684	76
ICU Medical, Inc. (Æ)	106	4
Immunomedics, Inc. (Æ)	900	3
Impax Laboratories, Inc. (Æ)	1,826	29
Incyte Corp., Ltd. (Æ)	9,675	121
Insulet Corp. (Æ)	1,200	16
Integra LifeSciences Holdings Corp. (Æ)	340	12
Invacare Corp.	6,000	137
Kensey Nash Corp. (Æ)	1,034	27
Kindred Healthcare, Inc. (Æ)	961	11

	Principal Amount ($) or Shares	Market Value $
Magellan Health Services, Inc. (Æ)	1,700	74
MAKO Surgical Corp. (Æ)	2,400	25
MAP Pharmaceuticals, Inc. (Æ)	1,100	12
Medcath Corp. (Æ)	410	3
Medical Action Industries, Inc. (Æ)	1,000	8
Medivation, Inc. (Æ)	332	3
Metropolitan Health Networks, Inc. (Æ)	2,100	7
Molina Healthcare, Inc. (Æ)	353	9
Nabi Biopharmaceuticals (Æ)	8,258	40
NeurogesX, Inc. (Æ)	1,200	7
NPS Pharmaceuticals, Inc. (Æ)	6,699	44
NxStage Medical, Inc. (Æ)	4,872	77
Obagi Medical Products, Inc. (Æ)	1,390	15
Omnicell, Inc. (Æ)	2,000	22
OraSure Technologies, Inc. (Æ)	1,305	4
Orthofix International NV (Æ)	515	14
Pain Therapeutics, Inc. (Æ)	1,730	10
Par Pharmaceutical Cos., Inc. (Æ)	5,673	150
PSS World Medical, Inc. (Æ)	5,901	108
Questcor Pharmaceuticals, Inc. (Æ)	10,663	103
RehabCare Group, Inc. (Æ)	824	14
Res-Care, Inc. (Æ)	2,032	25
RTI Biologics, Inc. (Æ)	806	2
Santarus, Inc. (Æ)	10,800	25
Sciclone Pharmaceuticals, Inc. (Æ)	5,000	12
Seattle Genetics, Inc. (Æ)	5,327	61
Sequenom, Inc. (Æ)	6,440	39
Sirona Dental Systems, Inc. (Æ)	4,840	153
SonoSite, Inc. (Æ)	500	15
STERIS Corp.	505	15
Sunrise Senior Living, Inc. (Æ)	12,800	28
Synovis Life Technologies, Inc. (Æ)	500	7
Synta Pharmaceuticals Corp. (Æ)	1,100	3
TomoTherapy, Inc. (Æ)	1,000	3
Triple-S Management Corp. (Æ)	1,480	24
Universal American Corp.	2,200	30
US Physical Therapy, Inc. (Æ)	1,100	18
Vanda Pharmaceuticals, Inc. (Æ)	4,900	31
Vical, Inc. (Æ)	7,439	23
Viropharma, Inc. (Æ)	13,308	167
Zymogenetics, Inc. (Æ)	1,600	8
		3,071
Industrials - 14.4%
AAON, Inc.	579	13
AAR Corp. (Æ)	200	3
ACCO Brands Corp. (Æ)	5,119	30
Alamo Group, Inc.	300	6
Alaska Air Group, Inc. (Æ)	3,484	154
Allegiant Travel Co. Class A	950	36
Altra Holdings, Inc. (Æ)	3,055	39

Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Amerco, Inc. (Æ)	566	46
American Railcar Industries, Inc. (Æ)	1,100	13
American Woodmark Corp.	1,291	20
Ampco-Pittsburgh Corp.	382	8
AO Smith Corp.	2,395	123
Apogee Enterprises, Inc.	4,142	37
ATC Technology Corp. (Æ)	3,234	78
Atlas Air Worldwide Holdings, Inc. (Æ)	1,760	76
Avis Budget Group, Inc. (Æ)	12,458	114
Belden, Inc.	900	20
CAI International, Inc. (Æ)	300	4
CBIZ, Inc. (Æ)	2,911	17
Celadon Group, Inc. (Æ)	3,224	38
Ceradyne, Inc. (Æ)	3,278	72
CIRCOR International, Inc.	198	6
Clarcor, Inc.	700	24
Colfax Corp. (Æ)	300	4
Columbus McKinnon Corp. (Æ)	1,600	20
Comfort Systems USA, Inc.	6,654	69
Consolidated Graphics, Inc. (Æ)	1,952	78
Cubic Corp.	824	31
Diamond Management & Technology Consultants, Inc. Class A	1,500	19
DigitalGlobe, Inc. (Æ)	913	28
Ducommun, Inc.	2,100	40
DXP Enterprises, Inc. (Æ)	900	16
Dycom Industries, Inc. (Æ)	1,012	8
Dynamex, Inc. (Æ)	180	2
EMCOR Group, Inc. (Æ)	2,850	65
EnerSys (Æ)	6,600	146
EnPro Industries, Inc. (Æ)	4,703	128
Force Protection, Inc. (Æ)	14,666	57
G&K Services, Inc. Class A	300	6
GenCorp, Inc. (Æ)	6,100	27
Geo Group, Inc. (The) (Æ)	7,420	164
Gibraltar Industries, Inc. (Æ)	1,100	8
Global Cash Access Holdings, Inc. (Æ)	15,824	57
GrafTech International, Ltd. (Æ)	5,119	72
Graham Corp.	1,305	19
Great Lakes Dredge & Dock Corp.	3,300	17
GT Solar International, Inc. (Æ)	5,900	46
H&E Equipment Services, Inc. (Æ)	3,152	21
Hawaiian Holdings, Inc. (Æ)	4,108	20
Hawk Corp. (Æ)	200	7
Heartland Express, Inc.	5,036	73
Herman Miller, Inc.	257	4
Houston Wire & Cable Co.	773	7
Insteel Industries, Inc.	1,829	14
Interface, Inc. Class A	858	11
Interline Brands, Inc. (Æ)	947	15
Interval Leisure Group, Inc. (Æ)	1,194	15
Kadant, Inc. (Æ)	2,218	38

	Principal Amount ($) or Shares	Market Value $
Kforce, Inc. (Æ)	690	7
Ladish Co., Inc. (Æ)	700	17
LB Foster Co. Class A (Æ)	331	8
Lincoln Educational Services Corp. (Æ)	180	2
LMI Aerospace, Inc. (Æ)	1,300	20
M&F Worldwide Corp. (Æ)	1,010	23
Mueller Industries, Inc.	1,945	46
Mueller Water Products, Inc. Class A	9,400	22
NACCO Industries, Inc. Class A	400	31
National Presto Industries, Inc.	696	70
Navigant Consulting, Inc. (Æ)	2,531	25
Nordson Corp.	2,915	187
On Assignment, Inc. (Æ)	2,001	9
Park-Ohio Holdings Corp. (Æ)	300	3
Powell Industries, Inc. (Æ)	73	2
Pre-Paid Legal Services, Inc. (Æ)	1,523	83
Providence Service Corp. (The) (Æ)	3,400	46
Quanex Building Products Corp.	1,000	16
REX American Resources Corp. (Æ)	200	3
Rollins, Inc.	2,000	41
Saia, Inc. (Æ)	597	7
Schawk, Inc. Class A	800	12
SFN Group, Inc. (Æ)	12,066	66
Skywest, Inc.	2,889	37
Standard Parking Corp. (Æ)	988	15
Standard Register Co. (The)	2,640	8
Standex International Corp.	1,005	24
Steiner Leisure, Ltd. (Æ)	1,995	71
Sterling Construction Co., Inc. (Æ)	1,500	16
TAL International Group, Inc.	2,560	55
Tecumseh Products Co. Class A (Æ)	1,327	16
Teledyne Technologies, Inc. (Æ)	700	25
Tredegar Corp.	2,943	48
Trimas Corp. (Æ)	700	9
Twin Disc, Inc.	2,081	25
United Rentals, Inc. (Æ)	10,599	119
United Stationers, Inc. (Æ)	100	4
US Ecology, Inc.	829	11
Viad Corp.	1,698	27
VSE Corp.	200	6
Watts Water Technologies, Inc. Class A	1,588	48
Werner Enterprises, Inc.	6,209	124
		3,763
Information Technology - 19.0%
3PAR, Inc. (Æ)	400	13
ACI Worldwide, Inc. (Æ)	5,277	100
Actel Corp. (Æ)	1,427	20
Actuate Corp. (Æ)	800	3
Acxiom Corp. (Æ)	8,766	109
Agilysys, Inc. (Æ)	2,960	13

Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Amkor Technology, Inc. (Æ)	18,977	96
Anaren, Inc. (Æ)	1,134	15
Anixter International, Inc. (Æ)	2,112	97
Arris Group, Inc. (Æ)	12,502	102
Aruba Networks, Inc. (Æ)	1,620	30
Aviat Networks, Inc. (Æ)	11,516	45
Benchmark Electronics, Inc. (Æ)	8,220	115
Black Box Corp.	965	27
Bottomline Technologies, Inc. (Æ)	1,800	25
Brady Corp. Class A	892	23
Brightpoint, Inc. (Æ)	12,015	72
Cabot Microelectronics Corp. (Æ)	400	12
CDC Corp. Class A (Æ)	1,233	4
Checkpoint Systems, Inc. (Æ)	2,906	53
Ciber, Inc. (Æ)	944	3
Coherent, Inc. (Æ)	3,318	123
Cray, Inc. (Æ)	644	3
CSG Systems International, Inc. (Æ)	2,500	46
CTS Corp.	1,145	9
Digi International, Inc. (Æ)	3,909	30
Digimarc Corp. (Æ)	200	4
DSP Group, Inc. (Æ)	4,080	27
Earthlink, Inc.	17,187	147
Electro Rent Corp.	700	8
Emulex Corp. (Æ)	11,100	106
Entegris, Inc. (Æ)	3,987	15
eResearchTechnology, Inc. (Æ)	2,299	17
Euronet Worldwide, Inc. (Æ)	2,920	41
Forrester Research, Inc. (Æ)	3,145	97
Harmonic, Inc. (Æ)	600	4
Hypercom Corp. (Æ)	4,100	13
iGate Corp.	1,930	30
Imation Corp. (Æ)	2,200	19
Insight Enterprises, Inc. (Æ)	3,508	46
Integrated Device Technology, Inc. (Æ)	2,200	11
InterDigital, Inc. (Æ)	6,161	152
Internap Network Services Corp. (Æ)	14,233	59
IRIS International, Inc. (Æ)	800	6
Isilon Systems, Inc. (Æ)	4,400	88
JDA Software Group, Inc. (Æ)	2,211	51
Kenexa Corp. (Æ)	2,922	33
Knot, Inc. (The) (Æ)	1,000	7
Lattice Semiconductor Corp. (Æ)	25,180	105
Lawson Software, Inc. (Æ)	19,067	145
Lionbridge Technologies, Inc. (Æ)	2,606	12
Littelfuse, Inc. (Æ)	500	19
LivePerson, Inc. (Æ)	2,900	21
LoopNet, Inc. (Æ)	374	4
Magma Design Automation, Inc. (Æ)	2,700	9
Manhattan Associates, Inc. (Æ)	4,511	118
MAXIMUS, Inc.	376	20
Methode Electronics, Inc.	7,241	65

	Principal Amount ($) or Shares	Market Value $
MicroStrategy, Inc. Class A (Æ)	882	69
MIPS Technologies, Inc. Class A (Æ)	4,054	27
MoneyGram International, Inc. (Æ)	3,400	7
Multi-Fineline Electronix, Inc. (Æ)	655	14
Netgear, Inc. (Æ)	625	13
Netscout Systems, Inc. (Æ)	2,245	36
Newport Corp. (Æ)	500	5
NIC, Inc.	2,078	15
Oplink Communications, Inc. (Æ)	1,200	19
OSI Systems, Inc. (Æ)	2,244	66
PC-Telephone, Inc. (Æ)	2,617	15
Perficient, Inc. (Æ)	4,200	36
Pericom Semiconductor Corp. (Æ)	4,732	40
Photronics, Inc. (Æ)	11,876	51
Plantronics, Inc.	5,290	144
Power-One, Inc. (Æ)	3,270	33
Progress Software Corp. (Æ)	3,560	95
Quantum Corp. (Æ)	25,510	37
Quest Software, Inc. (Æ)	2,942	63
Radisys Corp. (Æ)	1,700	15
RF Micro Devices, Inc. (Æ)	33,063	161
Richardson Electronics, Ltd./ United States	800	7
Rogers Corp. (Æ)	600	16
S1 Corp. (Æ)	8,240	40
Saba Software, Inc. (Æ)	600	3
Safeguard Scientifics, Inc. (Æ)	800	9
Sanmina-SCI Corp. (Æ)	1,700	15
SAVVIS, Inc. (Æ)	4,506	79
Scansource, Inc. (Æ)	1,629	41
Silicon Graphics International Corp. (Æ)	1,553	9
SMART Modular Technologies WWH, Inc. (Æ)	8,092	38
Spansion, Inc. (Æ)	840	12
SS&C Technologies Holdings, Inc. (Æ)	1,300	18
Stoneridge, Inc. (Æ)	617	5
Super Micro Computer, Inc. (Æ)	1,400	13
Symmetricom, Inc. (Æ)	7,285	37
SYNNEX Corp. (Æ)	3,463	80
Technitrol, Inc.	2,930	11
TeleNav, Inc. (Æ)	400	2
TeleTech Holdings, Inc. (Æ)	9,428	120
TIBCO Software, Inc. (Æ)	13,862	201
TriQuint Semiconductor, Inc. (Æ)	16,384	114
TTM Technologies, Inc. (Æ)	5,274	44
Tyler Technologies, Inc. (Æ)	2,500	43
ValueClick, Inc. (Æ)	13,328	145
VeriFone Systems, Inc. (Æ)	6,488	157
Websense, Inc. (Æ)	1,000	19
Zoran Corp. (Æ)	6,400	52
		4,978

Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Materials - 5.8%
A Schulman, Inc.	4,881	89
Arch Chemicals, Inc.	2,300	71
Buckeye Technologies, Inc.	9,625	114
Clearwater Paper Corp. (Æ)	1,143	78
Darling International, Inc. (Æ)	11,875	89
Graphic Packaging Holding Co. (Æ)	1,100	3
HB Fuller Co.	1,288	25
Headwaters, Inc. (Æ)	3,900	12
Hecla Mining Co. (Æ)	18,300	105
Kaiser Aluminum Corp.	1,700	63
Lawson Products, Inc.	319	4
Minerals Technologies, Inc.	44	2
Neenah Paper, Inc.	1,700	25
NewMarket Corp.	1,559	157
OM Group, Inc. (Æ)	2,046	52
Omnova Solutions, Inc. (Æ)	5,330	33
PH Glatfelter Co.	5,670	58
PolyOne Corp. (Æ)	14,890	145
Rock-Tenn Co. Class A	1,374	66
Sensient Technologies Corp.	3,497	97
Silgan Holdings, Inc.	1,320	39
Spartech Corp. (Æ)	4,034	36
Stepan Co.	466	26
Wausau Paper Corp. (Æ)	1,590	10
Worthington Industries, Inc.	3,793	54
WR Grace & Co. (Æ)	2,085	53
		1,506
Telecommunication Services - 1.3%
General Communication, Inc. Class A (Æ)	5,911	53
Global Crossing, Ltd. (Æ)	5,491	67
IDT Corp. (Æ)	4,600	67
Knology, Inc. (Æ)	2,961	35
PAETEC Holding Corp. (Æ)	11,724	48

	Principal Amount ($) or Shares	Market Value $
Premiere Global Services, Inc. (Æ)	384	2
USA Mobility, Inc.	4,706	68
		340
Utilities - 2.9%
Avista Corp.	4,408	92
California Water Service Group	436	15
Central Vermont Public Service Corp.	181	4
Chesapeake Utilities Corp.	200	7
El Paso Electric Co. (Æ)	4,207	97
Idacorp, Inc.	4,929	173
New Jersey Resources Corp.	1,958	73
Northwest Natural Gas Co.	1,350	61
NorthWestern Corp.	1,297	36
PNM Resources, Inc.	468	5
South Jersey Industries, Inc.	480	23
Southwest Gas Corp.	3,602	113
Unisource Energy Corp.	1,958	64
		763
Total Common Stocks (cost $24,127)		25,322
Short-Term Investments - 1.9%
SSgA Prime Money Market Fund	502,493	502
Total Short-Term Investments (cost $502)		502
Total Investments - 98.8% (identified cost $24,604)		25,824
Other Assets and Liabilities, Net - 1.2%		306
Net Assets - 100.0%		26,130

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciaion (Depreciation) $
Long Positions
Russell 2000 Mini Index (CME)	8	USD	481	09/10	(11)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(11)

See accompanying notes which are an integral part of the schedules of investments.

Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Presentation of Portfolio Holdings — August 31, 2010

Amounts in thousands

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Consumer Discretionary	$4,015	$—	$—	$4,015	15.4
Consumer Staples	723	—	—	723	2.8
Energy	1,091	—	—	1,091	4.2
Financials	5,072	—	—	5,072	19.4
Health Care	3,071	—	—	3,071	11.7
Industrials	3,763	—	—	3,763	14.4
Information Technology	4,978	—	—	4,978	19.0
Materials	1,506	—	—	1,506	5.8
Telecommunication Services	340	—	—	340	1.3
Utilities	763	—	—	763	2.9
Short-Term Investments	502	—	—	502	1.9
Total Investments	25,824	—	—	25,824	98.8
Other Assets and Liabilities, Net					1.2
					100.0
Futures Contracts	(11)	—	—	(11)	(— )*
Total Other Financial Instruments**	(11)	—	—	(11)

*  Less than .05% of net assets.

**Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Enhanced Small Cap Fund

SSgA

Directional Core Equity Fund

Portfolio Management Discussion and Analysis — August 31, 2010 (Unaudited)

Objective:  The Fund seeks to achieve long term capital appreciation throughout the course of an economic cycle by investing in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.

Invests in:  At least 80% of its total assets in equity securities, such as common stocks, including long and short positions in equity securities.

Strategy:  The Fund seeks to meet its objective by investing in a portfolio of equity securities of large and medium sized companies and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations.

Directional Core Equity Fund

Period Ended 08/31/10	Total Return
1 Year	(2.62)%
5 Years	(2.36)%
Inception	(1.09)%+

Russell 1000® Index#

Period Ended 08/31/10	Total Return
1 Year	5.55%
5 Years	(0.72)%
Inception	0.33%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Directional Core Equity Fund as stated in the Fees and Expenses table of the prospectus dated December 29, 2009 is 4.41%. The expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.

See related Notes on page 55.

Directional Core Equity Fund

SSgA

Directional Core Equity Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The SSgA Directional Core Equity Fund (the "Fund") seeks to achieve long-term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities which, in the opinion of the Fund's investment adviser, have underlying valuation or business fundamentals that indicate prospects for growth, while selling short the equity securities of companies that, in the opinion of the Fund's investment adviser, have deteriorating business fundamentals and/or valuations. The Fund is benchmarked to the Russell 1000 Index (the "Index").

How did the Fund's performance for the 12-month period ended August 31, 2010 (the "Reporting Period") compare to the performance of the Fund's benchmark?

For the 12-month period ended August 31, 2010 (the "Reporting Period"), the total return for the Fund was -2.62%, and the total return for the Index was 5.55%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund's performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Stock market returns were broadly positive during the final four months of 2009 thanks to a recovery in economic prospects and investors' appetite for riskier investments. Overall performance of the Fund's model improved over this four month time period as equity markets normalized. However, the model's stock selection power remained negative overall, which led to underperformance by the Fund.

Despite a rough start to 2010, the market rebounded in February. US equities enjoyed a remarkably persistent rally during March, helped by investors' occasional appetite for riskier securities. However, our signals did not show much strength over the quarter leading to underperformance over this time period. Although, cash flow and quality signals continued their strength, signals based on earnings were mixed throughout the quarter. Overall market conditions continued to appear to normalize, although we did experience pockets of investors exhibiting an increased risk appetite in the market which at times was a headwind to our process as securities that were either relatively expensive or relatively cheap with poor growth outlooks performed.

During the second quarter, markets were volatile and then fell significantly in May and again in June. Markets rebounded in July, but weakened in August when traders' hopes for a more aggressive Federal Reserve policy were disappointed.

The Fund's signals suggested weak market performance over the final five months of its fiscal year. Sentiment signals turned weak as investors grew concerned about Greece's financial stability in late April and closed the Reporting Period as the weakest signal overall. Cash flow and quality also lost power. Signals based on earnings ended the period showing strength.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund's underperformance was driven by stock selection. At the sector level, technology, health care, and financials were the leading detractors. Technology holdings were pressured by an overweight to data and video equipment maker Arris Group as well as a short position in computer peripheral maker Lexmark International. In health care, a short position in Salix Pharmaceutical detracted as the company rallied strongly on approval of liver failure drug Xifaxan. Financials detracted from relative results mainly as a result of overweight positions in Bank of America and JPMorgan Chase.

The strongest relative performers at the sector level were consumer discretionary and materials. Consumer discretionary performance was led by an overweight position in Tempur-Pedic International. The mattress company benefited from better-than-expected earnings driven by an improvement in sales and market share gains resulting from an improved product line. An overweight position in home furnishings and apparel retailer Dillard's also aided relative results. Within materials, a short position in agricultural seed developer and herbicide maker Monsanto contributed significantly as the company declined on a softer outlook for corn acreage growth and a pending US anti-trust review.

Directional Core Equity Fund

SSgA

Directional Core Equity Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2010 (Unaudited)

The views expressed above reflect those of the Fund's portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

  *  The Fund commenced operations on May 11, 2005. Index comparison also began on May 11, 2005.

  #  The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

  +  Annualized.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Directional Core Equity Fund

SSgA

Directional Core Equity Fund

Shareholder Expense Example — August 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund's Expense Example, which appears on each Fund's individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2010 to August 31, 2010.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2010	$1,000.00	$1,000.00
Ending Account Value August 31, 2010	$925.20	$1,015.17
Expenses Paid During Period *	$9.66	$10.11

* Expenses are equal to the Fund's expense ratio of 1.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). On an annual basis and based on average daily net assets, the annualized expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the advisor. Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Directional Core Equity Fund

SSgA
Directional Core Equity Fund

Schedule of Investments — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 97.1%
Consumer Discretionary - 13.3%
Advance Auto Parts, Inc. (Û)	648	35
Aeropostale, Inc. (Æ)(Û)	843	18
AutoZone, Inc. (Æ)	105	22
Big Lots, Inc. (Æ)	652	20
Comcast Corp. Class A (Û)	2,048	35
Darden Restaurants, Inc.	555	23
DIRECTV, Inc. (Æ)(Û)	694	26
Dollar Tree, Inc. (Æ)(Û)	684	31
GameStop Corp. Class A (Æ)	534	10
Interpublic Group of Cos., Inc. (The) (Æ)	2,409	21
Jarden Corp.	759	20
Liberty Global, Inc. Class A (Æ)	524	14
Limited Brands, Inc. (Û)	1,027	24
Macy's, Inc. (Û)	1,631	32
Panera Bread Co. Class A (Æ)	164	13
PetSmart, Inc.	447	14
Ross Stores, Inc.	443	22
Target Corp.	553	28
Time Warner Cable, Inc.	424	22
Whirlpool Corp. (Û)	399	30
Williams-Sonoma, Inc.	480	13
Wyndham Worldwide Corp.	1,153	27
		500
Consumer Staples - 8.0%
Coca-Cola Co. (The)	229	13
Corn Products International, Inc. (Û)	1,427	49
Del Monte Foods Co. (Û)	1,849	24
Dr Pepper Snapple Group, Inc. (Û)	1,373	51
Energizer Holdings, Inc. (Æ)	211	13
Hershey Co. (The)	648	30
PepsiCo, Inc.	299	19
Philip Morris International, Inc.	247	13
Procter & Gamble Co. (The) (Û)	643	38
Tyson Foods, Inc. Class A (Û)	1,853	30
Wal-Mart Stores, Inc. (Û)	417	21
		301
Energy - 6.0%
Chevron Corp. (Û)	744	55
Cimarex Energy Co.	468	31
ConocoPhillips	277	15
Exxon Mobil Corp. (Û)	1,378	81
Oil States International, Inc. (Æ)(Û)	565	23
Sunoco, Inc.	643	22
		227

	Principal Amount ($) or Shares	Market Value $
Financials - 18.5%
ACE, Ltd.	415	22
Aflac, Inc.	462	22
Allied World Assurance Co. Holdings, Ltd.	356	18
American Express Co. (Û)	1,351	54
American Financial Group, Inc.	586	17
Annaly Capital Management, Inc. (ö)(Û)	1,953	34
Arch Capital Group, Ltd. (Æ)	229	18
Bank of America Corp. (Û)	2,894	36
Berkshire Hathaway, Inc. Class B (Æ)	364	28
Capital One Financial Corp. (Û)	944	36
Citigroup, Inc. (Æ)(Û)	9,652	36
Discover Financial Services (Û)	2,540	37
Fifth Third Bancorp	1,540	17
Fulton Financial Corp. (Û)	3,750	31
Goldman Sachs Group, Inc. (The) (Û)	268	37
Hospitality Properties Trust (ö)(Û)	942	18
JPMorgan Chase & Co. (Û)	1,580	57
PNC Financial Services Group, Inc. (Û)	907	46
Prudential Financial, Inc. (Û)	767	39
Rayonier, Inc. (ö)	271	13
Simon Property Group, Inc. (ö)	342	31
Torchmark Corp.	371	18
Wells Fargo & Co. (Û)	1,389	33
		698
Health Care - 12.6%
AmerisourceBergen Corp. Class A (Û)	720	20
Cardinal Health, Inc. (Û)	1,401	42
CareFusion Corp. (Æ)	1,303	28
Cephalon, Inc. (Æ)	363	21
Cooper Cos., Inc. (The)	1,180	48
Eli Lilly & Co.	1,408	47
Forest Laboratories, Inc. (Æ)	1,072	29
Health Net, Inc. (Æ)(Û)	746	18
Hospira, Inc. (Æ)	983	50
Humana, Inc. (Æ)(Û)	1,093	52
Johnson & Johnson (Û)	824	47
Merck & Co., Inc. (Û)	343	12
Pfizer, Inc. (Û)	1,071	17
UnitedHealth Group, Inc. (Û)	1,404	45
		476
Industrials - 9.7%
Career Education Corp. (Æ)	1,381	24
Caterpillar, Inc.	722	47
CSX Corp.	539	27

Directional Core Equity Fund

SSgA
Directional Core Equity Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
General Cable Corp. (Æ)(Û)	794	18
General Electric Co. (Û)	3,263	47
Ingersoll-Rand PLC (Û)	1,235	40
Oshkosh Corp. (Æ)	485	12
Owens Corning (Æ)	450	12
Regal-Beloit Corp.	348	19
Ryder System, Inc.	322	12
Textron, Inc.	922	16
Timken Co. (Û)	1,206	40
Toro Co. (The) (Û)	1,050	53
		367
Information Technology - 19.3%
Advanced Micro Devices, Inc. (Æ)(Û)	1,795	10
Apple, Inc. (Æ)(Û)	259	63
Arris Group, Inc. (Æ)(Û)	5,090	42
Cisco Systems, Inc. (Æ)(Û)	754	15
EMC Corp. (Æ)(Û)	2,787	51
Garmin, Ltd. (Û)	983	26
Google, Inc. Class A (Æ)	46	21
Harris Corp. (Û)	1,246	52
Hewlett-Packard Co. (Û)	618	24
Intel Corp. (Û)	3,679	65
International Business Machines Corp. (Û)	677	83
Intuit, Inc. (Æ)(Û)	1,040	45
Lexmark International, Inc. Class A (Æ)	264	9
Micron Technology, Inc. (Æ)(Û)	3,886	25
Microsoft Corp. (Û)	3,447	81
Motorola, Inc. (Æ)(Û)	5,291	40
NVIDIA Corp. (Æ)(Û)	1,140	11
SanDisk Corp. (Æ)(Û)	559	19
Synopsys, Inc. (Æ)(Û)	1,284	29
Teradyne, Inc. (Æ)(Û)	2,053	18
		729
Materials - 5.1%
Ashland, Inc.	733	34
Cytec Industries, Inc. (Û)	736	35
Freeport-McMoRan Copper & Gold, Inc. Class B (Û)	412	30
International Paper Co. (Û)	1,089	22
Lubrizol Corp. (Û)	391	36
PPG Industries, Inc.	324	21
Valspar Corp.	418	13
		191

	Principal Amount ($) or Shares	Market Value $
Telecommunication Services - 1.9%
AT&T, Inc. (Û)	1,565	42
Verizon Communications, Inc.	964	29
		71
Utilities - 2.7%
Northeast Utilities	745	22
NRG Energy, Inc. (Æ)	1,826	37
Oneok, Inc.	525	23
Westar Energy, Inc.	854	20
		102
Total Common Stocks (cost $3,617)		3,662
Short-Term Investments - 4.1%
SSgA Prime Money Market Fund	155,962	156
Total Short-Term Investments (cost $156)		156
Total Investments - 101.2% (identified cost $3,773)		3,818
Securities Sold Short - (30.7%)
Consumer Discretionary - (5.3%)
DreamWorks Animation SKG, Inc. Class A (Æ)	(800)	(24)
Guess?, Inc.	(562)	(18)
MDC Holdings, Inc.	(1,106)	(29)
NVR, Inc. (Æ)	(44)	(27)
RadioShack Corp.	(1,338)	(25)
Toll Brothers, Inc. (Æ)	(1,728)	(30)
Urban Outfitters, Inc. (Æ)	(644)	(20)
WMS Industries, Inc. (Æ)	(757)	(26)
		(199)
Consumer Staples - (1.7%)
Alberto-Culver Co. Class B	(979)	(30)
Avon Products, Inc.	(608)	(18)
CVS Caremark Corp.	(543)	(15)
		(63)
Financials - (7.2%)
Ares Capital Corp.	(1,637)	(24)
Associated Banc-Corp.	(1,389)	(17)

Directional Core Equity Fund

SSgA
Directional Core Equity Fund

Schedule of Investments, continued — August 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Assured Guaranty, Ltd.	(1,618)	(26)
BancorpSouth, Inc.	(1,100)	(14)
Charles Schwab Corp. (The)	(1,350)	(17)
Fidelity National Financial, Inc. Class A	(1,412)	(20)
First Horizon National Corp. (Æ)	(1,651)	(17)
Greenhill & Co., Inc.	(390)	(27)
Hanover Insurance Group, Inc. (The)	(470)	(20)
Lazard, Ltd. Class A	(648)	(20)
MGIC Investment Corp. (Æ)	(3,743)	(27)
St. Joe Co. (The) (Æ)	(1,146)	(29)
Wilmington Trust Corp.	(1,756)	(15)
		(273)
Health Care - (5.1%)
Allscripts Healthcare Solutions, Inc. (Æ)	(1,583)	(26)
Brookdale Senior Living, Inc. (Æ)	(1,367)	(18)
Celgene Corp. (Æ)	(263)	(14)
Human Genome Sciences, Inc. (Æ)	(755)	(22)
Illumina, Inc. (Æ)	(408)	(17)
Masimo Corp.	(1,227)	(28)
Techne Corp.	(466)	(27)
VCA Antech, Inc. (Æ)	(1,172)	(23)
Vertex Pharmaceuticals, Inc. (Æ)	(530)	(18)
		(193)
Industrials - (3.3%)
Manpower, Inc.	(619)	(26)
Monster Worldwide, Inc. (Æ)	(2,344)	(26)
Robert Half International, Inc.	(798)	(17)
Terex Corp. (Æ)	(1,568)	(29)
Towers Watson & Co. Class A	(599)	(27)
		(125)

	Principal Amount ($) or Shares	Market Value $
Information Technology - (5.9%)
Amphenol Corp. Class A	(539)	(22)
Ciena Corp. (Æ)	(2,193)	(27)
Concur Technologies, Inc. (Æ)	(673)	(31)
Electronic Arts, Inc. Series C (Æ)	(1,600)	(24)
Equinix, Inc. (Æ)	(309)	(28)
MEMC Electronic Materials, Inc. (Æ)	(2,708)	(28)
Red Hat, Inc. (Æ)	(872)	(30)
Viasat, Inc. (Æ)	(855)	(31)
		(221)
Materials - (0.8%)
Dow Chemical Co. (The)	(665)	(16)
Monsanto Co.	(307)	(16)
		(32)
Utilities - (1.4%)
FirstEnergy Corp.	(679)	(25)
Sempra Energy	(514)	(26)
		(51)
Total Securities Sold Short (proceeds $1,259)		(1,157)
Other Assets and Liabilities, Net - 29.5%		1,112
Net Assets - 100.0%		3,773

See accompanying notes which are an integral part of the financial statements.

Directional Core Equity Fund

SSgA
Directional Core Equity Fund

Presentation of Porfolio Holdings — August 31, 2010 (Unaudited)

Amounts in thousands

	Market Value				% of Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Consumer Discretionary	$500	$—	$—	$500	13.3
Consumer Staples	301	—	—	301	8.0
Energy	227	—	—	227	6.0
Financials	698	—	—	698	18.5
Health Care	476	—	—	476	12.6
Industrials	367	—	—	367	9.7
Information Technology	729	—	—	729	19.3
Materials	191	—	—	191	5.1
Telecommunication Services	71	—	—	71	1.9
Utilities	102	—	—	102	2.7
Short-Term Investments	156	—	—	156	4.1
Total Investments	$3,818	$—	$—	$3,818	101.2
Securities Sold Short	(1,157)	—	—	(1,157)	(30.7)
Other Assets and Liabilities, Net					29.5
					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Directional Core Equity Fund

SSgA
Equity Funds

Notes to Schedules of Investments — August 31, 2010

Footnotes:

(Æ)  Non-income producing security.

(ö)  Real Estate Investment Trust (REIT).

(§)  All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.

(å)  Cash collateral balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

(ÿ)  Rate noted is yield-to-maturity from date of acquisition.

(ç)  Fair value is at amortized cost, which approximate market.

(Ê)  Adjustable or floating rate security. Rate shown reflects rate in effect at period end.

(Ñ)  All or a portion of the shares of this security are on loan.

(d)  Affiliate; the security is purchased with the cash collateral from the securities loaned.

(Û)  Held as collateral in connection with securities sold short.

±  Less than $500.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Notes to Schedules of Investments

SSgA
Equity Funds

Statements of Assets and Liabilities — August 31, 2010

Amounts in thousands	Disciplined Equity Fund	Small Cap Fund	Tuckerman Active REIT Fund
Assets
Investments, at identified cost	$6,063	$11,093	$48,464
Investments, at market*	7,493	11,362	67,884
Cash (restricted)	—	—	—
Deposits with brokers for securities sold short**	—	—	—
Receivables:
Dividends and interest	19	6	24
Investments sold	—	246	219
Fund shares sold	—	1	49
From Advisor	28	29	21
Daily variation margin on futures contracts	—	—	—
Prepaid expenses	2	1	1
Total assets	7,542	11,645	68,198
Liabilities
Payables:
Due to Custodian	—	—	—
Investments purchased	—	295	851
Fund shares redeemed	106	11	54
Accrued fees to affiliates	28	29	64
Other accrued expenses	21	17	21
Distributions payable	—	—	—
Daily variation margin on futures contracts	—	—	—
Dividends for securities sold short	—	—	—
Securities sold short, at market value**	—	—	—
Payable upon return of securities loaned	516	2,193	7,470
Total liabilities	671	2,545	8,460
Net Assets	$6,871	$9,100	$59,738
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$41	$—	$141
Accumulated net realized gain (loss)	(65,437)	(24,791)	(35,191)
Unrealized appreciation (depreciation) on:
Investments	1,430	269	19,420
Futures contracts	—	—	—
Securities sold short**	—	—	—
Shares of beneficial interest	1	1	6
Additional paid-in capital	70,836	33,621	75,362
Net Assets	$6,871	$9,100	$59,738
Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class***	$7.79	$15.80	$9.49
Net assets	$6,871,086	$8,561,727	$59,737,989
Shares outstanding ($.001 par value)	881,971	541,835	6,292,909
Net asset value per share: Class R***	$—	$15.70	$—
Net assets	$—	$538,658	$—
Shares outstanding ($.001 par value)	—	34,302	—
Amounts in thousands
* Securities on loan included in investments	$513	$2,137	$7,448
** Proceeds on securities sold short	$—	$—	$—
*** Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities

Amounts in thousands	IAM SHARES Fund	Enhanced Small Cap Fund	Directional Core Equity Fund
Assets
Investments, at identified cost	$140,018	$24,604	$3,773
Investments, at market*	133,609	25,824	3,818
Cash (restricted)	—	36	—
Deposits with brokers for securities sold short**	—	—	1,104
Receivables:
Dividends and interest	483	19	7
Investments sold	—	1	—
Fund shares sold	—	283	22
From Advisor	—	23	15
Daily variation margin on futures contracts	10	—	—
Prepaid expenses	3	1	—
Total assets	134,105	26,187	4,966
Liabilities
Payables:
Due to Custodian	—	5	—
Investments purchased	—	—	—
Fund shares redeemed	—	5	5
Accrued fees to affiliates	56	35	20
Other accrued expenses	22	12	10
Distributions payable	—	—	1
Daily variation margin on futures contracts	—	—	—
Dividends for securities sold short	—	—	—
Securities sold short, at market value**	—	—	1,157
Payable upon return of securities loaned	5,099	—	—
Total liabilities	5,177	57	1,193
Net Assets	$128,928	$26,130	$3,773
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$702	$155	$—
Accumulated net realized gain (loss)	(33,800)	(13,898)	(3,943)
Unrealized appreciation (depreciation) on:
Investments	(6,409)	1,220	45
Futures contracts	(107)	(11)	—
Securities sold short**	—	—	102
Shares of beneficial interest	16	3	—
Additional paid-in capital	168,526	38,661	7,569
Net Assets	$128,928	$26,130	$3,773
Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class***	$8.07	$7.95	$8.91
Net assets	$128,927,609	$26,130,359	$3,772,620
Shares outstanding ($.001 par value)	15,982,043	3,287,836	423,389
Net asset value per share: Class R***	$—	$—	$—
Net assets	$—	$—	$—
Shares outstanding ($.001 par value)	—	—	—
Amounts in thousands
* Securities on loan included in investments	$5,554	$—	$—
** Proceeds on securities sold short	$—	$—	$1,259
*** Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities

SSgA
Equity Funds

Statements of Operations — For the Period Ended August 31, 2010

Amounts in thousands	Disciplined Equity Fund	Small Cap Fund	Tuckerman Active REIT Fund
Investment Income
Dividends	$1,582	$144	$2,237
Interest	5	15	25
Securities lending income	10	— *	—
Total investment income	1,597	159	2,262
Expenses
Advisory fees	189	83	425
Administrative fees	54	33	51
Custodian fees	73	64	48
Distribution fees	169	14	133
Distribution fees - Class R	—	1	—
Transfer agent fees	36	68	56
Professional fees	61	37	42
Registration fees	22	41	25
Shareholder servicing fees	20	7	30
Shareholder servicing fees - Class R	—	3	—
Trustees' fees	15	12	13
Insurance fees	2	— *	1
Printing fees	26	7	23
Dividends from securities sold short	—	—	—
Miscellaneous	8	6	7
Expenses before reductions	675	376	854
Expense reductions	(54)	(205)	(201)
Net expenses	621	171	653
Net investment income (loss)	976	(12)	1,609
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	19,650	1,930	4,041
Futures contracts	(6)	—	—
Securities sold short	—	—	—
Net realized gain (loss)	19,644	1,930	4,041
Net change in unrealized appreciation (depreciation) on:
Investments	(12,145)	(1,351)	11,911
Futures contracts	3	—	—
Securities sold short	—	—	—
Net change in unrealized appreciation (depreciation)	(12,142)	(1,351)	11,911
Net realized and unrealized gain (loss)	7,502	579	15,952
Net Increase (Decrease) in Net Assets from Operations	$8,478	$567	$17,561

*  Less than $500.

See accompanying notes which are an integral part of the financial statements.

Statements of Operations

Amounts in thousands	IAM SHARES Fund	Enhanced Small Cap Fund	Directional Core Equity Fund
Investment Income
Dividends	$2,856	$388	$68
Interest	— *	—	—
Securities lending income	51	—	—
Total investment income	2,907	388	68
Expenses
Advisory fees	338	128	58
Administrative fees	73	39	31
Custodian fees	51	89	32
Distribution fees	49	62	3
Distribution fees - Class R	—	—	—
Transfer agent fees	33	32	31
Professional fees	50	44	36
Registration fees	24	25	24
Shareholder servicing fees	34	7	9
Shareholder servicing fees - Class R	—	—	—
Trustees' fees	15	12	12
Insurance fees	3	1	— *
Printing fees	28	7	2
Dividends from securities sold short	—	—	16
Miscellaneous	14	4	3
Expenses before reductions	712	450	257
Expense reductions	(2)	(237)	(167)
Net expenses	710	213	90
Net investment income (loss)	2,197	175	(22)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,065)	2,345	814
Futures contracts	646	11	—
Securities sold short	—	—	(412)
Net realized gain (loss)	(419)	2,356	402
Net change in unrealized appreciation (depreciation) on:
Investments	3,553	(158)	(705)
Futures contracts	(433)	(11)	—
Securities sold short	—	—	290
Net change in unrealized appreciation (depreciation)	3,120	(169)	(415)
Net realized and unrealized gain (loss)	2,701	2,187	(13)
Net Increase (Decrease) in Net Assets from Operations	$4,898	$2,362	$(35)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations

SSgA
Equity Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Disciplined Equity Fund		Small Cap Fund		Tuckerman Active REIT Fund
Amounts in thousands	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$976	$2,459	$(12)	$(55)	$1,609	$2,950
Net realized gain (loss)	19,644	(38,876)	1,930	(9,683)	4,041	(38,844)
Net change in unrealized appreciation (depreciation)	(12,142)	3,804	(1,351)	580	11,911	(30,407)
Net increase (decrease) in net assets from operations	8,478	(32,613)	567	(9,158)	17,561	(66,301)
Distributions
From net investment income
Institutional Class	(1,222)	(2,767)	—	—	(1,995)	(2,866)
Class R	—	—	—	—	—	—
From net realized gain
Institutional Class	—	—	—	—	—	(7,357)
Class R	—	—	—	—	—	—
Net decrease in net assets from distributions	(1,222)	(2,767)	—	—	(1,995)	(10,223)
Share Transactions
Net increase (decrease) in net assets from share transactions	(99,179)	(16,191)	(2,985)	(6,278)	(31,339)	(6,249)
Total Net Increase (Decrease) in Net Assets	(91,923)	(51,571)	(2,418)	(15,436)	(15,773)	(82,773)
Net Assets
Beginning of period	98,794	150,365	11,518	26,954	75,511	158,284
End of period	$6,871	$98,794	$9,100	$11,518	$59,738	$75,511
Undistributed (overdistributed) net investment income included in net assets	$41	$388	$—	$—	$141	$343

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets

	IAM SHARES Fund		Enhanced Small Cap Fund		Directional Core Equity Fund
Amounts in thousands	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,197	$3,017	$175	$236	$(22)	$(33)
Net realized gain (loss)	(419)	(18,640)	2,356	(11,278)	402	(1,191)
Net change in unrealized appreciation (depreciation)	3,120	(30,105)	(169)	2,137	(415)	164
Net increase (decrease) in net assets from operations	4,898	(45,728)	2,362	(8,905)	(35)	(1,060)
Distributions
From net investment income
Institutional Class	(2,041)	(3,354)	(228)	(343)	—	(175)
Class R	—	—	—	—	—	—
From net realized gain
Institutional Class	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Net decrease in net assets from distributions	(2,041)	(3,354)	(228)	(343)	—	(175)
Share Transactions
Net increase (decrease) in net assets from share transactions	2,118	(26,916)	(3,318)	(5,426)	(1,367)	(3,439)
Total Net Increase (Decrease) in Net Assets	4,975	(75,998)	(1,184)	(14,674)	(1,402)	(4,674)
Net Assets
Beginning of period	123,953	199,951	27,314	41,988	5,175	9,849
End of period	$128,928	$123,953	$26,130	$27,314	$3,773	$5,175
Undistributed (overdistributed) net investment income included in net assets	$702	$546	$155	$229	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets

SSgA
Equity Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Disciplined Equity Fund
August 31, 2010	7.72	.11	.07	.18	(.11)	—	(.11)
August 31, 2009	9.99	.17	(2.25)	(2.08)	(.19)	—	(.19)
August 31, 2008	11.83	.19	(1.85)	(1.66)	(.18)	—	(.18)
August 31, 2007	10.38	.16	1.46	1.62	(.17)	—	(.17)
August 31, 2006	9.65	.15	.72	.87	(.14)	—	(.14)
Small Cap Fund
Insititutional Class
August 31, 2010	15.31	(.02)	.51	.49	—	—	—
August 31, 2009	22.14	(.06)	(6.77)	(6.83)	—	—	—
August 31, 2008	30.06	(.08)	(4.75)	(4.83)	(.03)	(3.06)	(3.09)
August 31, 2007	29.32	.03	2.24	2.27	—	(1.53)	(1.53)
August 31, 2006	29.86	(.08)	.76	.68	— (b)	(1.22)	(1.22)
Class R
August 31, 2010	15.22	(.03)	.51	.48	—	—	—
August 31, 2009	21.99	(.03)	(6.74)	(6.77)	—	—	—
August 31, 2008	29.87	(.11)	(4.71)	(4.82)	—	(3.06)	(3.06)
August 31, 2007	29.28	(.14)	2.26	2.12	—	(1.53)	(1.53)
August 31, 2006	29.80	(.24)	.94	.70	—	(1.22)	(1.22)
Tuckerman Active REIT Fund
August 31, 2010	7.48	.21	2.06	2.27	(.26)	—	(.26)
August 31, 2009	14.00	.28	(5.80)	(5.52)	(.27)	(.73)	(1.00)
August 31, 2008	19.58	.26	(1.31)	(1.05)	(.24)	(4.29)	(4.53)
August 31, 2007	20.55	.19	.50	.69	(.27)	(1.39)	(1.66)
August 31, 2006	17.05	.30	4.06	4.36	(.28)	(.58)	(.86)
IAM SHARES Fund
August 31, 2010	7.88	.14	.18	.32	(.13)	—	(.13)
August 31, 2009	9.89	.17	(1.99)	(1.82)	(.19)	—	(.19)
August 31, 2008	11.37	.19	(1.49)	(1.30)	(.18)	—	(.18)
August 31, 2007	9.98	.17	1.39	1.56	(.17)	—	(.17)
August 31, 2006	9.26	.15	.71	.86	(.14)	—	(.14)
Enhanced Small Cap Fund
August 31, 2010	7.42	.05	.54	.59	(.06)	—	(.06)
August 31, 2009	10.01	.06	(2.56)	(2.50)	(.09)	—	(.09)
August 31, 2008	11.79	.08	(1.38)	(1.30)	(.06)	(.42)	(.48)
August 31, 2007	11.72	.10	.77	.87	(.04)	(.76)	(.80)
August 31, 2006	10.85	.04	.98	1.02	(.04)	(.11)	(.15)
Directional Core Equity Fund
August 31, 2010	9.15	(.04)	(.20)	(.24)	—	—	—
August 31, 2009	10.14	(.04)	(.75)	(.79)	(.20)	—	(.20)
August 31, 2008	12.09	.09	(1.90)	(1.81)	(.14)	—	(.14)
August 31, 2007	11.54	.20	.56	.76	(.09)	(.12)	(.21)
August 31, 2006	10.63	.11	.85	.96	(.05)	—	(.05)

(a)  Per share data are based on average shares outstanding.

(b)  Less than $0.005 per share.

(c)  May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements.
The custody credit arrangements had an impact of less than .005% per share.

(d)  The annualized net expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate
Disciplined Equity Fund
August 31, 2010	7.79	2.26	6,871	.82		.89	1.29	83
August 31, 2009	7.72	(20.56)	98,794	.63		.63	2.47	118
August 31, 2008	9.99	(14.13)	150,365	.51		.51	1.69	70
August 31, 2007	11.83	15.66	248,028	.45		.45	1.38	53
August 31, 2006	10.38	9.10	219,712	.45		.46	1.47	44
Small Cap Fund
Insititutional Class
August 31, 2010	15.80	3.20	8,562	1.53		3.36	(.10)	240
August 31, 2009	15.31	(30.85)	10,906	1.81		2.70	(.39)	235
August 31, 2008	22.14	(17.93)	25,927	1.38		1.38	(.35)	159
August 31, 2007	30.06	7.70	105,292	1.11		1.11	.08	125
August 31, 2006	29.32	2.59	124,775	1.10		1.10	(.30)	83
Class R
August 31, 2010	15.70	3.15	538	1.60		3.87	(.16)	240
August 31, 2009	15.22	(30.79)	612	1.60		3.18	(.21)	235
August 31, 2008	21.99	(18.05)	1,027	1.60		1.86	(.49)	159
August 31, 2007	29.87	7.18	1,375	1.60		1.68	(.45)	125
August 31, 2006	29.28	2.66	1,574	1.60		1.70	(.79)	83
Tuckerman Active REIT Fund
August 31, 2010	9.49	30.77	59,738	1.00		1.31	2.46	36
August 31, 2009	7.48	(39.82)	75,511	1.00		1.29	3.88	55
August 31, 2008	14.00	(6.47)	158,284	1.00		1.10	1.73	35
August 31, 2007	19.58	2.98	136,286	1.00		1.06	.89	32
August 31, 2006	20.55	26.82	197,168	1.00		1.05	1.66	36
IAM SHARES Fund
August 31, 2010	8.07	4.01	128,928	.53		.53	1.62	2
August 31, 2009	7.88	(18.15)	123,953	.54		.54	2.39	5
August 31, 2008	9.89	(11.52)	199,951	.46		.46	1.80	2
August 31, 2007	11.37	15.74	229,937	.45		.45	1.56	6
August 31, 2006	9.98	9.38	199,624	.47		.47	1.51	12
Enhanced Small Cap Fund
August 31, 2010	7.95	8.01	26,130	.75		1.58	.62	77
August 31, 2009	7.42	(24.91)	27,314	.75		1.48	.85	101
August 31, 2008	10.01	(11.54)	41,988	.75		1.09	.78	93
August 31, 2007	11.79	7.49	42,724	.75		1.15	.81	49
August 31, 2006	11.72	9.54	17,096	.75		1.55	.36	76
Directional Core Equity Fund
August 31, 2010	8.91	(2.62)	3,773	1.94	(d)	5.53	(.47)	197
August 31, 2009	9.15	(7.63)	5,175	1.85	(d)	4.39	(.52)	185
August 31, 2008	10.14	(15.10)	9,849	1.86	(d)	2.74	.79	114
August 31, 2007	12.09	6.65	41,815	1.72	(d)	2.16	1.59	185
August 31, 2006	11.54	9.06	24,589	1.79	(d)	2.61	.95	108

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

SSgA

Equity Funds

Notes to Financial Statements — August 31, 2010

1.  Organization

The SSgA Funds (the "Investment Company") is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2010. These financial statements report on 6 funds: the SSgA Disciplined Equity Fund, SSgA Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund and SSgA Directional Core Equity Fund, each a "Fund" and collectively referred to as the "Funds," each of which has distinct investment objectives and strategies. Each fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

On July 31, 2003, the Class R Prospectus for the Small Cap Fund became effective. Class R shares of the Investment Company may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor.

On August 17, 2010, the SSgA Funds' Board approved a plan to liquidate the SSgA Core Edge Equity Fund. Effective August 17, 2010, the Fund ceased the sale of its shares and the Fund was liquidated.

2.  Significant Accounting Policies

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the last reported pricing service price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the official closing price. Futures contracts are valued on the basis of settlement price established on the exchange on which they are traded. Investments in other mutual funds are valued at the net asset value ("NAV") per share.

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with Fair Value Procedures adopted by the Board. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) State Street Bank and Trust Company (the "Custodian"), or Russell Fund Services Company (the "Administrator"), determines that a market quotation is inaccurate.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' NAV fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of fund securities that

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

occur between the closing of the principal markets on which they trade and the time the NAV of fund shares is determined may be reflected in the Investment Company's calculation of NAVs for each applicable fund when the Investment Company deems that the particular event or circumstance would materially affect such fund's NAV.

Fair value of securities is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — quoted prices (unadjusted) in active markets for identical investments

•  Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data. Included are the following:

  • common stocks traded or quoted only on inactive markets

  • privately placed bonds whose values are derived from a similar bond that is publicly traded

  • interest rate swaps valued based on compilation of primarily observable swap curves incorporated into a model or matrix price

  • euro commercial paper valued at amortized cost which approximates market and is not priced daily or a broker quote in a non-active market with inputs incorporated into a model or matrix price

  • non registered mutual funds that are daily priced, but not publicly traded

  • currency forwards valued based on a compilation of primarily observable market currency spot rates incorporated into a model or matrix price

  • corporate bonds and notes, domestic commercial paper, time deposits, U.S. Government Agencies, U.S. Treasury and Yankee Certificates of Deposit using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs incorporated into a model or matrix price

  •  mortgage-related and other asset backed securities are valued based on evaluators analyzing features such as the pricing speed, spread and volatility in order to confirm the deal structure. Spreads and other information solicited from Wall Street buy and sell-side sources, including primary and secondary dealers, portfolio managers, and research analysts are used as model inputs. Using evaluated pricing based on a compilation of primarily observable market information and or live data sources, active market makers and inter-dealer broker inputs are incorporated into a model or matrix price (security characteristics including coupon rates and maturity dates are disclosed in the Statement of Investments).

Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•  Level 3 — significant unobservable inputs including a Fund's own assumptions in determining the fair value of investments. Included are the following:

  • OTC securities using the Company's own data/models

  • prices with significant haircuts applied

  • staled securities — fair valuation procedures are applied

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

  • securities that have broken tolerance outlined in the Board-approved securities valuation procedures

  • no current market quotations — fair valuation procedures are applied

  • unreliable prices — fair valuation procedures are applied

Level 3 investments include positions with prices not derived from existing market data. As such, Level 3 assets typically involve the use of financial models, such as discounted cash flow analysis for investments in privately held companies, or other non-market based methods to determine an investment's Fair Value. One may consider Level 3 investments as those that cannot be quickly liquidated for their stated market value.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The levels associated with valuing the Funds' investments for the year ended August 31, 2010 are disclosed in the Presentation of Portfolio Holdings following the Schedule of Investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded daily on the accrual basis.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (losses) of the other Funds.

It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This required each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2010, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds' U.S. tax returns filed August 31, 2007 through August 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At August 31, 2010, the following Funds had net tax basis capital loss carryovers, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	08/31/2011	08/31/2012	08/31/2013	08/31/2014	08/31/2015	08/31/2016	08/31/2017	08/31/2018	Total
Disciplined Equity	$18,406,161	$19,079,919	$—	$—	$—	$—	$13,892,182	$13,459,097	$64,837,359
Small Cap	—	—	—	—	—	950,872	17,330,773	6,490,842	24,772,487
Tuckerman Active REIT	—	—	—	—	—	—	7,973,270	27,052,946	35,026,216
IAM SHARES	8,639,127	1,396,175	859,207	—	—	2,796,414	1,248,239	17,638,415	32,577,577
Enhanced Small Cap	—	—	—	—	—	639,874	5,570,057	7,577,085	13,787,016
Directional Core Equity	—	—	—	—	217,099	426,008	2,601,456	670,141	3,914,704

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

As of August 31, 2010, the Fund's aggregate cost of investments and the comparison of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

	Disciplined Equity	Small Cap	Tuckerman Active REIT	IAM SHARES	Enhanced Small Cap	Directional Core Equity
Cost of Investments for Tax Purposes	$6,662,280	$11,112,450	$48,628,651	$140,408,958	$24,726,238		$3,798,025
Gross Tax Unrealized Appreciation	910,101	665,023	20,711,852	28,897,419	3,061,472		84,867
Gross Tax Unrealized Depreciation	(79,235)	(415,185)	(1,456,049)	(35,697,807)	(1,963,900)		(65,258)
Net Tax Unrealized Appreciation (Depreciation)	$830,866	$249,838	$19,255,803	$(6,800,388)	$1,097,572		$19,609
Undistributed Ordinary Income	$40,937			141,419	$660,522		$154,641
Capital Loss Carryover	$(64,837,359)	$(24,772,487)	(35,026,216)	$(32,577,577)	$(13,787,016)		$(3,914,704)
Tax Composition of Distributions:
Ordinary Income	$1,221,877	$—	$1,995,518	$2,041,367	$228,709	$
Long-Term Capital Gains

As permitted by tax regulations, the Funds may defer a net realized capital loss incurred from November 1, 2009 to August 31, 2010, and treat it as arising in the fiscal year 2011. As of August 31, 2010, the Funds realized a capital loss as follows:

IAM SHARES	$933,146

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid on the following frequency:

Disciplined Equity	Quarterly
Small Cap	Annually
Tuckerman Active REIT	Monthly
IAM SHARES	Quarterly
Enhanced Small Cap	Annually
Directional Core Equity	Annually

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for GAAP purposes. These differences relate primarily to investments in certain securities sold at a loss. Permanent differences between book and tax accounting are reclassified to paid-in capital.

Expenses

Most expenses can be directly attributed to a fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all Funds of the Investment Company based principally on their relative average net assets.

The Small Cap Fund offers Class R Shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Derivatives

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds' use of derivatives includes exchange-traded futures. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objective.

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn "market-like" returns with the Funds' excess and liquidity reserve cash balances. Hedging is used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist in meeting the Funds' investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The fair values of the Funds Derivative Instruments as shown the Statement of Assets and Liabilities, categorized by risk exposure for the year ended August 31, 2010 were as follows:

(Amounts in thousands)

	IAM SHARES	Enhanced Small Cap
Derivatives not accounted for as hedging instruments	Equity Contracts	Equity Contracts
Location
Statement of Assets and Liabilities — Assets
Daily variation margin on futures contracts*	$—	$—
Location
Statement of Assets and Liabilities — Liabilities
Daily variation margin on futures contracts*	$107	$11

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in Schedule of Investments.
Only current day's variation margin is reported within the statement of assets & liabilities.

The effects of Derivative Instruments on the Statement of Operations for the year ended August 31, 2010 were as follows:

(Amounts in thousands)

	Disciplined Equity	IAM SHARES	Enhanced Small Cap
Derivatives not accounted for as hedging instruments	Equity Contracts	Equity Contracts	Equity Contracts
Location
Statement of Operations — Net realized gain (loss)
Futures contracts	$(6)	$646	$11
Location
Statement of Operations — Net change in unrealized appreciation (depreciation)
Futures contracts	$3	$(433)	$(11)

The Small Cap, Tuckerman Active REIT and Directional Core Equity Funds had no derivative instruments for the period ended August 31, 2010.

Derivative balances at August 31, 2010 are representative of derivative use throughout the period.

Futures Contracts

The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market or inability of counterparties to meet the terms of their contracts. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains (losses) are recognized. As of August 31, 2010, the Enhanced Small Cap Fund had a $36,000 cash collateral balance held in connection with futures contracts purchased (sold).

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

Short Sales

The Directional Core Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Fund will engage in short sales only where the Advisor believes the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which the liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When engaging in short sales, the Fund may be required to pledge assets to the broker or take other action to cover its obligation, which has the practical effect of limiting the amount of leverage that can be created through this investment.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.  Investment Transactions

Securities

For the year ended August 31, 2010, purchases and sales of investment securities, excluding short-term investments and futures contracts were as follows:

Funds	Purchases	Sales	Funds	Purchases	Sales
Disciplined Equity	$60,250,857	$159,053,007	IAM SHARES	$5,945,066	$2,294,824
Small Cap	26,031,437	29,057,975	Enhanced Small Cap	21,349,703	25,426,932
Tuckerman Active REIT	23,649,277	55,045,554	Directional Core Equity	13,584,586	14,724,488

Securities Lending

The Investment Company participates in a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (U.S. currency), U.S. Government, U.S. Government agency obligations or foreign government securities as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral must be invested by State Street Bank and Trust Company ("State Street", the lending agent and an affiliate of the Advisor) in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on a lending Fund's statement of assets and liabilities along with the related obligation to return the collateral. At year end, all such cash collateral was invested in the State Street Navigator Securities Prime Lending Portfolio, a money market fund affiliated with the Advisor.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Funds. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as security lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

As of August 31, 2010, the non-cash collateral received for the securities on loan was as follows:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding
Disciplined Equity	$9,988	Pool of US Government and European Government Bonds
IAM SHARES	600,781	Pool of US Government and European Government Bonds

The Funds cannot repledge or sell non-cash collateral balances.

4.  Related Parties

Advisor and Affiliates

The Advisor manages the Funds pursuant to a written Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Tuckerman Group, LLC serves as the investment sub-advisor (the "Sub-Advisor") for the Tuckerman Active REIT Fund. The Advisor provides reporting, operational compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Advisor, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%	Funds	%
Disciplined Equity	0.25	IAM SHARES	0.25
Small Cap	0.75	Enhanced Small Cap	0.45
Tuckerman Active REIT	0.65	Directional Core Equity	1.25

If the total expenses of the Institutional Class are above its cap, the Advisor will waive its Advisory fee for both Institutional and Class R in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Class. If thereafter the total expenses for Class R remain above the total expense cap in effect for Class R, then State Street Global Markets, LLC (the "Distributor"), which is a wholly-owned subsidiary of State Street Corporation, will waive up to 0.70% of the average daily net assets of the Distribution (12b-1) and Service Fee to further reduce the total expenses of Class R to the level of its cap. If only Class R is above its respective expense cap, then the Distributor will waive up to 0.70% of its average daily net assets of Class R.

Effective July 1, 2010, the Advisor has contractually agreed to waive up to the full amount of the Disciplined Equity Fund's advisory fees and to reimburse the Fund for all expenses in excess of 0.65% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of waiver for the year ended August 31, 2010 was $53,577. There was no reimbursement for the year ended August 31, 2010.

The Advisor has contractually agreed to waive up to the full amount of the Small Cap Fund's advisory fees and to reimburse the Institutional Class and Class R for all expenses in excess of 1.25% and 1.60%, respectively, of each class' average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of waiver for the period ended August 31, 2010 was $78,859 for the Institutional Class and $4,437 for Class R. The total amount of distribution fee waiver for Class R for the year ended August 31, 2010 was $2,657. The total amount of reimbursement for the period ended August 31, 2010 was $112,613 for the Institutional Class and $6,350 for Class R.

The Advisor has contractually agreed to waive up to the full amount of the Tuckerman Active REIT Fund's advisory fees and to reimburse the Fund for all expenses in excess of 1.00% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and extraordinary expenses). The total amount of waiver for the year ended August 31, 2010 was $201,218. There was no reimbursement for the year ended August 31, 2010.

The Advisor has contractually agreed to waive up to the full amount of the IAM SHARES Fund's advisory fees and to reimburse the Fund for all expenses in excess of 0.65% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and expenses). There were no waivers or reimbursements for the year ended August 31, 2010.

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

The Advisor has contractually agreed to waive up to the full amount of the Enhanced Small Cap Fund's advisory fees and to reimburse the Fund for all expenses in excess of 0.75% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees and expenses). The total amount of waiver for the year ended August 31, 2010 was $127,944. The total amount of reimbursement for the year ended August 31, 2010 was $108,682.

The Advisor has contractually agreed to waive up to the full amount of the Directional Core Equity Fund's advisory fees and to reimburse the Fund for all expenses in excess of 1.60% of its average daily net assets on an annual basis until December 31, 2010 (exclusive of non-recurring account fees, extraordinary expenses and dividends and interest on securities sold short). The total amount of the waiver for the year ended August 31, 2010 was $58,175. The total amount of reimbursement for the year ended August 31, 2010 was $108,550.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the SSgA Prime Money Market Fund ("Central Fund") (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. As of August 31, 2010, $4,045,290 of the Central Fund's net assets represents investments by these Funds, and $17,837,311 represents the investments of other Investment Company funds not presented herein.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of certain Funds' advisory fee equal to the advisory fee paid by certain Funds to the Central Fund. In addition, if Central Fund shares sold to and/or redeemed from a participating fund are subject under a 12b-1 Plan to any distribution fee or service fee, the Advisor will waive its advisory fee for each participatory fund, in an amount that offsets the amount of such fee incurred by the participating fund. For the year ended August 31, 2010, the total advisory fees waived were as follows:

Funds	Amount Paid	Funds	Amount Paid
Disciplined Equity	$113	IAM SHARES	$1,577
Small Cap	52	Enhanced Small Cap	218
Tuckerman Active REIT	113	Directional Core Equity	130

Boston Financial Data Services ("BFDS") a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period, the Funds' custodian fees were reduced by the following amounts under these arrangements:

Funds	Amount Paid
Disciplined Equity	$1
IAM SHARES	3
Enhanced Small Cap	2

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

Securities Lending

For the period September 1, 2009 through August 31, 2010, State Street earned securities lending agent fees as follows:

Funds	Agent Fees Earned
Disciplined Equity	$1,763
Small Cap	2,706
Tuckerman Active REIT	4,711
IAM SHARES	9,497

Administrator

Russell Fund Services Company ("RFSC" or the "Administrator") serves as the Investment Company's Administrator, pursuant to an administration agreement dated January 1, 2008 (the "Administration Agreement"). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company's operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company ("RIMCo"). The annual fee is based on the following percentages of the average daily net assets of all seven of the Investment Company's U.S. Equity portfolios: $0 to $2 billion — 0.0315%; over $2 billion — 0.029%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has a distribution agreement dated March 1, 2002, as amended, between the Investment Company and the Distributor to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

Institutional Class

The Investment Company maintains a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has shareholder service agreements with State Street and the following entities related to State Street: State Street Global Markets LLC ("Global Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services") and High Net Worth Services Division of State Street ("High Net Worth Services") (collectively, the "Agents"), as well as several unaffiliated services providers. For these services, each Institutional Class pays 0.025% to State Street, and a maximum of 0.175% to each of the other named affiliated Agents, based upon the average daily value of all institutional class shares held by or for customers of these Agents. For the year ended August 31, 2010, each Institutional Class paid the following shareholder servicing expenses to the Agents:

Funds	State Street	Global Markets
Disciplined Equity	$18,922	$846
Small Cap	2,629	611
Tuckerman Active REIT	16,332	575
IAM SHARES	33,811	26
Enhanced Small Cap	7,108	—
Directional Core Equity	1,164	—

Each Institutional Class did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during the period.

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Institutional Class on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of each Institutional Class on an annual basis. Costs that exceed the maximum amount of allowable

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The class' responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the class' shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance.

Class R

The Investment Company has a distribution plan with respect to the Class R Shares pursuant to Rule 12b-1 (the "R Plan") under the 1940 Act. Under the R Plan, each Fund pays the Distributor a fee not to exceed 0.70% of the fund's average net value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and financial intermediaries.

The Distributor pays the financial intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the financial intermediaries providing shareholder and administrative services to a Fund are not permitted by the R Plan to exceed 0.65% of the Fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the R plan to exceed 0.05% of the funds average daily net assets per year. Any payments that are required to be made to the Distributor or financial intermediaries that cannot be made because of the limitations contained in the R Plan may be carried forward and paid in the following two fiscal years so long the R Plan is in effect.

Under the R Plan, the Funds have a distribution agreement with the Distributor. For these services, Class R pays the Distributor 0.05% of the daily net asset value. For the year ended August 31, 2010, the Small Cap Fund paid $296.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2010 were as follows:

	Disciplined Equity	Small Cap	Tuckerman Active REIT	IAM SHARES	Enhanced Small Cap	Directional Core Equity
Advisory fees	$1,525	$5,924	$33,510	$28,411	$10,162	$4,163
Administration fees	3,029	2,835	4,123	6,080	2,981	2,605
Custodian fees	8,189	3,661	4,096	4,475	7,501	2,117
Distribution fees	6,615	1,283	7,819	6,112	5,887	369
Shareholder servicing fees	239	1,656	2,193	2,852	572	2,809
Transfer agent fees	6,440	11,480	10,214	5,692	5,512	5,447
Trustees' fees	2,403	2,048	2,282	2,481	2,122	2,022
	$28,440	$28,887	$64,237	$56,103	$34,737	$19,532

Beneficial Interest

As of August 31, 2010, the following table includes shareholders (one of which was also an affiliate of the Investment Company) with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

Funds	# of Shareholders	%
Disciplined Equity	2	64.2
Small Cap	3	55.8
Tuckerman Active REIT	3	73.6
IAM SHARES	1	92.4
Enhanced Small Cap	1	93.0
Directional Core Equity	1	20.6

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

5.  Fund Share Transactions

	(amounts in thousands) For the Fiscal Years Ended August 31,
	Shares		Dollars
Disciplined Equity	2010	2009	2010	2009
Proceeds from shares sold	119	2,933	$975	$19,844
Proceeds from reinvestment of distributions	153	81	1,221	579
Payments for shares redeemed	(12,190)	(5,265)	(101,375)	(36,614)
Total net increase (decrease)	(11,918)	(2,251)	$(99,179)	$(16,191)
Small Cap
Institutional Class
Proceeds from shares sold	44	126	$710	$1,835
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(215)	(585)	(3,594)	(7,980)
	(171)	(459)	$(2,884)	$(6,145)
Class R
Proceeds from shares sold	11	29	$176	$413
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(17)	(35)	(277)	(546)
	(6)	(6)	(101)	(133)
Total net increase (decrease)	(177)	(465)	$(2,985)	$(6,278)
Tuckerman Active REIT
Proceeds from shares sold	1,387	5,046	$11,977	$39,574
Proceeds from reinvestment of distributions	237	1,192	1,979	9,834
Payments for shares redeemed	(5,424)	(7,452)	(45,295)	(55,657)
Total net increase (decrease)	(3,800)	(1,214)	$(31,339)	$(6,249)
IAM SHARES
Proceeds from shares sold	48	62	$411	$437
Proceeds from reinvestment of distributions	246	477	2,041	3,322
Payments for shares redeemed	(40)	(5,035)	(334)	(30,675)
Total net increase (decrease)	254	(4,496)	$2,118	$(26,916)
Enhanced Small Cap
Proceeds from shares sold	435	1,325	$3,554	$7,728
Proceeds from reinvestment of distributions	29	7	229	48
Payments for shares redeemed	(858)	(1,843)	(7,101)	(13,202)
Total net increase (decrease)	(394)	(511)	$(3,318)	$(5,426)
Directional Core Equity
Proceeds from shares sold	95	73	$908	$609
Proceeds from reinvestment of distributions	—	19	—	164
Payments for shares redeemed	(237)	(497)	(2,275)	(4,212)
Total net increase (decrease)	(142)	(405)	$(1,367)	$(3,439)

Notes to Financial Statements

SSgA

Equity Funds

Notes to Financial Statements, continued — August 31, 2010

6.  Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the year ended August 31, 2010, the Funds did not utilize the Interfund Lending Program.

7.  Dividends

On September 1, 2010, the Funds declared the following dividends from net investment income payable on September 8, 2010 to shareholders of record on September 2, 2010.

Funds	Net Investment Income
Disciplined Equity	$0.0416
Tuckerman Active REIT	0.0206
IAM SHARES	0.0414

On October 1, 2010, the Funds declared the following dividends from net investment income payable on October 7, 2010 to shareholders of record on October 4, 2010.

Net Investment Income
Tuckerman Active REIT Fund	$0.0161

8.  Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by each Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds' Statements of Assets and Liabilities.

9.  Subsequent Events

Management has evaluated events or transactions that may have occurred since August 31, 2010, through the dates the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the financial statements.

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Disciplined Equity Fund, SSgA Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM SHARES Fund, SSgA Directional Core Equity Fund and SSgA Enhanced Small Cap Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Disciplined Equity Fund, SSgA Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM SHARES Fund, SSgA Directional Core Equity Fund and SSgA Enhanced Small Cap Fund (the "Funds") (six of the funds comprising the SSgA Funds) as of August 31, 2010, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2010, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2010

Report of Independent Registered Public Accounting Firm

SSgA
Equity Funds

Tax Information — August 31, 2010 (Unaudited)

The Funds designate dividends earned during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Disciplined Equity	100%
Small Cap	0%
Tuckerman Active REIT	0%
IAM SHARES	100%
Enhanced Small Cap	100%
Directional Core Equity	0%

For the tax year ended August 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information

SSgA
Equity Funds

Basis for Approval of Advisory Contracts (Unaudited)

Approval of the Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of those trustees who are not "interested persons" of the fund (commonly referred to as, the "Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the "Board") of the SSgA Funds (the "Trust"), including a majority of the Independent Trustees of the Trust, met on March 22, 2010 and on April 12 and 13, 2010 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a "Fund" and collectively, the "Funds"), continuation of the investment advisory agreement (the "Advisory Agreement") with SSgA Funds Management, Inc. (the "Advisor") and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the "Subadvisory Agreement") with The Tuckerman Group, LLC (the "Subadvisor"). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

o  Comparisons of the Fund's performance over the past one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

o  Comparisons of the Fund's expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

o  A chart showing the Fund's historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

o  Comparisons of the Fund's contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•  Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•  Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule a separate in-person meeting every year that is dedicated to the annual review process (the "special meeting"). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management has responded to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Advisory Contracts

SSgA
Equity Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•  Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•  Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through "soft dollar" benefits received in connection with the Funds' brokerage; and

•  Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•  Reports detailing the financial results and condition of the Advisor and its affiliates;

•  Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•  A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•  A copy of the Advisor's proxy voting policies and procedures;

•  Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor's record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•  A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•  Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds' relationship with these service providers;

•  Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•  Materials provided by Lipper Inc., consisting of comparative fund performance data for the one, three and five years ended December 31, 2009 of all quantitative domestic equity advisor in their database; comparative fund expense data for the Funds' fiscal year ended August 31, 2009; and data requested from Lipper Inc. by the Independent Trustees comparing performance of the domestic equity SSgA Funds — other than S&P 500 Fund, IAM Shares and Tuckerman Active REIT Fund — with the performance of similar registered funds advised by other investment advisers employing quantitative analysis;

•  Draft responses to letters dated February 9, 2010 from Funds' Counsel, Goodwin Procter, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

o  The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds' last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT

Basis for Approval of Advisory Contracts

SSgA
Equity Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds' last fiscal year;

o  Russell Fund Services Company ("RFSC"), the administrator for the Funds, with respect to its operations relating to the Funds; and

o  State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the "Distributor"), with respect to its operations relating to the Funds, together with the Funds' related distribution plans and arrangements under SEC Rule 12b-1;

•  Excerpts from the Funds' Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2009, including (i) the latest prospectus descriptions of each Fund's investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2009;

•  Morningstar materials as of December 31, 2009, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•  A summary of the foregoing materials prepared by their independent legal counsel, Joseph P. Barri, LLC ("Independent Counsel").

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund's investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 13, 2010 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadviser.

The Board considered the Advisor's and Subadvisor's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary

Basis for Approval of Advisory Contracts

SSgA
Equity Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor's success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor's success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund's securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund's investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2009. The Board noted that the relative performance of the SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA Small Cap Fund and SSgA Enhanced Small Cap Fund had improved during the most recent one-year period ended December 31, 2009.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund's management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund's underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its

Basis for Approval of Advisory Contracts

SSgA
Equity Funds

Basis for Approval of Advisory Contracts (Unaudited), continued

affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Advisory Contracts

SSgA
Equity Funds

Shareholder Requests for Additional Information — August 31, 2010

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds' Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds semiannual and annual financial statements. The Funds' Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds' website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, or (iv) at the Securities and Exchange Commission's public reference room.

Shareholder Requests for Additional Information

SSgA
Equity Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2010 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE

Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since 2008 Interested Person of the SSgA Funds (as defined in the 1940 Act)	Appointed until successor is duly elected and qualified	• 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; and • 2008 to Present, Chairman, Financial Service Sector Coordinating Counsel.	20	Listed under Principal Occupations

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired); and • Until December 2008, Director, Russell Trust Company (Retired).	20	Listed under Principal Occupations

Diane B. Glossman Born March 9, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since October 2009 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• September 1998 to August 2005, Consultant, Consumer Group, Citigroup (financial services firm); and • 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); • 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (currently, President and member of finance committee); • Until April 2003, Investment Analyst and Managing Director, UBS (financial services firm) (Retired).	20	Listed under Principal Occupation

Disclosure of Information about Fund Trustees and Officers

SSgA
Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

William L. Marshall Born December 12, 1942 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	Listed under Principal Occupations

Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• July 2010 to Present, Managing Director, Real Estate and Lodging Investment Banking (advisory and capital raising for owners and operators of commercial real estate), J.P. Morgan Investment Bank; and • Until July 2010, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	Listed under Principal Occupations

Patrick J. Riley Born November 30, 1948 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex officio), Audit Committee Member (ex officio), Governance Committee Member (ex officio), Valuation Committee Member (ex officio), Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• 2003 to 2008, Associate Justice, Commonwealth of Massachusetts Superior Court (Retired); and • Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers

SSgA
Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • 1998 to December 2008, Chairman and Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care) (Retired); and • 2003 to 2009, Trustee, Gettysburg College.	20	Listed under Principal Occupations

Bruce D. Taber Born April 25, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Appointed until successor is duly elected and qualified	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • 1998 to Present, Director, SSgA Cash Management Fund plc; and • Director, State Street Global Advisors Ireland, Ltd. (investment companies).	20	Listed under Principal Occupations

Henry W. Todd Born May 4, 1947 1301 Second Avenue 18th Floor Seattle, WA 98101	Trustee since 1988 Alternate Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee Audit Committee Financial Expert	Appointed until successor is duly elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer).	20	Listed under Principal Occupations

Disclosure of Information about Fund Trustees and Officers

SSgA
Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present Principal Executive Officer since 2005	Until successor is chosen and qualified by Trustees	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds, Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies); and
• 2009 to Present, President and Principal Executive Officer, State Street Navigator Securities Lending Trust.

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is chosen and qualified by Trustees	• Vice President, SSgA Funds Management, Inc. (investment advisor)
• May 2010 to Present, Chief Operating Officer, SSgA Funds Management, Inc.; and
• July 2007 to present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is chosen and qualified by Trustees	• Director – Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and
• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Julie B. Piatelli Born August 5, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since August 2007	Until successor is chosen and qualified by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999-2004, Senior Manager, PricewaterhouseCoopers LLC.

Sandra G. Richardson Born January 12, 1971 1301 Second Avenue 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer since 2010	Until successor is chosen and qualified by Trustees	• January 2008 to Present, Associate Counsel, Russell Investments; and • November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis.

Disclosure of Information about Fund Trustees and Officers

SSgA
Equity Funds

State Street Financial Center

One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees

Lynn L. Anderson

Diane B. Glossman

Shawn C.D. Johnson

William L. Marshall

Steven J. Mastrovich

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Henry W. Todd

Officers

James E. Ross, President, Chief Executive Officer and Principal Executive Officer

Mark E. Swanson, Treasurer and Principal Accounting Officer

Ellen M. Needham, Vice President

Julie B. Piatelli, Chief Compliance Officer

Sandra G. Richardson, Secretary and Chief Legal Officer

Rick Chase, Assistant Treasurer

Ross E. Erickson, Assistant Treasurer

Kimberlee A. Lloyd, Assistant Treasurer

David J. Craig, Assistant Treasurer

Carla L. Anderson, Assistant Secretary

Investment Advisor

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Administrator

Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101

Legal Counsel

Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers

DEAR-08/10

Item 2. Code of Ethics. [Annual Report Only]

(a)          As of the end of the period covered by the report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (“Code”).

(b)         That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)              honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)              full, fair, accurate, timely and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Securities Exchange Commission (“SEC”) and in other public communications made by a Registrant;

3)              compliance with applicable laws and governmental rules and regulations;

4)              the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)              accountability for adherence to the Code.

(c)          As of the end of the period covered by the report, there have been no amendments to the Code that applies to the Registrant’s principal executive officer and principal financial officer other than to indicate a change to the Registrant’s Principal Executive Officer.

(d)         As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the Registrant’s principal executive officer and principal financial officer.

(e)          Not applicable.

(f)            The Registrant has filed with the Commission, pursuant to Item 12(a), a copy of the Code that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on July 13, 2010 that the Registrant has at least one audit committee financial expert serving on its audit committee. Diane B. Glossman was determined to qualify as an Audit Committee Financial Expert and was also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.  Ms. Glossman’s relevant experience includes her positions as an investment analyst at several investment banking firms,

2

including UBS Warburg (now known as, UBS Investment Banking), Lehman Brothers and Salomon Brothers.  In addition, Ms. Glossman received her certification as a Chartered Financial Analyst. The board of trustees of the Registrant will review the designation of Ms. Glossman as audit committee financial expert annually.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2009	$628,345
2010	$628,200

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2009	$0	Performance of a desk review with respect to 02/28/09 semi-annual reports
2010	$0	Performance of a desk review with respect to 02/28/10 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2009	$141,650	Tax services
2010	$117,025	Tax services

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

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For the period ended August 31, 2010

SSgA Funds

Audit and Non-Audit Services Pre-Approval Policy

I.                                         Statement of Purpose.

This Policy is designed to apply to any and all engagements by the SSgA Funds (“Funds”) of the firm that is the independent auditor to the Funds for audit, non-audit, tax or other services to the Funds. In addition, this Policy is designed to apply to any engagements by the advisor to the Funds or to any affiliate of the advisor to the Funds of the firm that is the independent auditor to the Funds for audit, non-audit, tax or other services that affect the operations of the Funds.  Except as specifically set forth herein, this Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the independent auditor to the Funds. This Policy does not apply to the engagement of a firm of certified public accountants by the advisor to the Funds or to any affiliate of the advisor to the Funds.

II.                                     Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the audit committee of the SSgA Funds (“Audit Committee”) is charged with responsibility to oversee the work of the firms that provide independent auditing services to the Funds.  As part of these responsibilities, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired.  In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered.  In general, the independence of the auditor would be deemed impaired if the auditor provides a service whereby it:

•                  Functions in the role of management of the Funds, the advisor of the Funds or any other affiliate(1) of the Funds;

•                  Is in the position of auditing its own work; or

•                  Serves in an advocacy role for the Funds, the advisor of the Funds or any other affiliate of the Funds.

Accordingly, it is the policy of the Funds that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds.  This Policy is designed to accomplish those

(1)  For purposes of this Policy, if the engagement of the independent auditor relates directly to the operations and financial reporting of the Funds, an affiliate of the Funds is defined as the Funds’ principal investment advisor (but not a sub-advisor whose role is primarily portfolio management and whose activities are overseen by the principal investment advisor), and any entity controlling, controlled by, or under common control with the principal investment advisor that provides regular and ongoing services to the Funds.

4

requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two separate approaches to the pre-approval of services by the Audit Committee.  The proposed services may either receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Funds, together with a budget of expected costs for those services (“general pre-approval”) or specific pre-approval by the Audit Committee of all services provided to the Funds on a case-by-case basis (“specific pre-approval”). The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  These appendices refer to Schedules A-E, representative forms of which are attached to this Policy.  As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee, before any such services can be provided by the independent auditor.  Any proposed service that exceeds the pre-approved budget for those services will also require specific pre-approval by the Audit Committee.

III.                                 Delegation

As provided in the Act and in the SEC’s rules, the Audit Committee may delegate either general or specific pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated general pre-approval authority to the Chairman and Alternate Chairman of the Audit Committee.

IV.                                Audit Services

The annual engagement terms and fees for the Funds independent auditor will be subject to the specific pre-approval of the Audit Committee. The audit services to be provided by that engagement include the annual financial statement audit and other procedures required by the independent auditor to be performed in order to be able to form an opinion on the financial statements for each of the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit or any quarterly reviews that may be required. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls.

In addition to the pre-approval by the Audit Committee of the engagement of the independent auditor to perform annual audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide.  These may include services associated with statements, reports and other documents filed by the Funds with the SEC or the securities,

5

banking or other financial services authorities with jurisdiction over the operations of the Funds.

The Audit Committee will pre-approve the audit services set forth in Schedule A to Appendix 1, “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. All other audit services not listed in Schedule A must be specifically pre-approved by the Audit Committee.

V.                                    Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for certain of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee will pre-approve the audit-related services set forth in Schedule B to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference.  All other audit-related services not listed in Schedule B must be specifically pre-approved by the Audit Committee.

VI.                                Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence.  In addition, the Audit Committee should also scrutinize carefully the retention of an independent auditor in a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will pre-approve the tax services set forth in Schedule C to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference.  All other tax services not listed in Schedule C must be specifically pre-approved by the Audit Committee.

VII.                            All Other Services

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, provided that the Audit Committee reasonably believes that the provision of those services would not impair or compromise the independence of the auditor and the services are consistent with the SEC’s rules (or other applicable rules) governing auditor independence.

The Audit Committee will pre-approve the permissible “all other services” set forth in Schedule D to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference.  Those permissible all other services not listed

6

in Schedule D must be specifically pre-approved by the Audit Committee.  The Audit Committee determined that any member of the Audit Committee may approve expenditures of not more than $25,000 for permissible non-audit services not already itemized in Schedule D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix 2. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any of the listed exceptions. Under no circumstance may an executive, manager or associate of the Funds, or of any advisor to the Funds, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII.                        Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the Clearance Committee(2) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed periodically by the Clearance Committee of any such services rendered by the independent auditor.  In the event the Clearance Committee determines that a service is not included in the group of pre-approved services, the Clearance Committee shall treat this as a request to provide services requiring pre-approval.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted first to the Clearance Committee.  After review by the Clearance Committee, the request or application will be submitted by both the independent auditor and the Clearance Committee to the Audit Committee, and must be accompanied by a statement from each as to whether, in their view, the request or application is consistent with the SEC’s rules (or other applicable rules) governing auditor independence.

The Audit Committee has delegated to the Clearance Committee the responsibility to monitor the performance of all services to be provided by the independent auditor and to determine whether such services are in compliance with this Policy.  The Clearance Committee will report to the Audit Committee on a periodic basis on the results of its monitoring activities. The Clearance Committee will report immediately to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Clearance Committee.

(2)  The Clearance Committee shall be comprised of the Funds’ Treasurer and Principal Financial Officer, and President and Principal Executive Officer. A member of the Legal Department of the Funds’ administrator shall serve as an advisory member to the Clearance Committee. The Clearance Committee may act together or individually in the event one of the members is unavailable should consultation be necessary.

7

IX.                                Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from affiliates of the Funds, including State Street Holding Corporation (“State Street”).  Such efforts will include, but not be limited to, reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and State Street and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Adopted:	July 14, 2003
Revised:	February 3, 2009

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Appendix 1

FEES AND EXPENSES INCURRED UNDER PRE-APPROVAL AND COMMUNICATIONS

Schedules A through C

Schedule A

Pre-Approved Audit Services for 2010

For the Fiscal Year Ending August 31, 2010

Service

Annual audit of the financial statements for the SSgA Funds (21 funds)

Audits of new Funds launched during the period covered by the audit.

Other audit and special reports which include, but are not limited to:

•                  Accounting and regulatory consultations and tax services required to perform an audit of the Funds in accordance with Generally Accepted Auditing Standards

•                  All services relating to filings with the SEC under the 1933, 1934 or 1940 Acts, including the issuance of auditor’s consents

Examinations of securities pursuant to Rule 17f-2 of the Investment Company Act of 1940

Examinations of securities pursuant to Rule 17f-2 of the Investment Company Act of 1940 of new Funds launched during the period covered by the audit.

Combined Pre-Approved Audit Services shall not exceed:

Schedule B

Pre-Approved Audit-Related Services for 2010

For the Fiscal Year Ending August 31, 2010

Service

Performance of desk review for:

Consultations with the advisor or administrator or individual funds regarding accounting, operational or regulatory implications of proposed or actual holdings, transactions, strategies or accounting pronouncements affecting existing or proposed funds.

Other audits, limited reviews, or services related to operations of the funds where the services are provided in accordance with Auditing or Attestation Standards.

9

Schedule C

Pre-Approved Tax Services for 2010

For the Fiscal Year Ending August 31, 2010

Service

Review (from the books and records of the Funds) and sign as preparer the U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC for the Funds’ tax year ending August 31, 2010.  (21 funds)

Review (from the books and records of the Funds) the calculations of net income, gains and required distributions for the excise year ending December 31, 2009, as prepared by the Funds’ management for final review and approval by management.

Review the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613, for the Funds for the excise year ending December 31, 2009.

The independent auditor will also provide tax services necessary to respond to matters presented by the Funds’ management on behalf of the Funds, or to matters the independent auditor brings to the attention of the Funds’ management and for which the Funds’ management agrees that the independent auditor should provide assistance to the Funds. These services would include research, discussions, preparation of memoranda, correspondence with taxing authorities and attendance at meetings relating to such matters, as reasonably determined by the Funds’ management to be necessary. The services would also include tax consultation with the Funds’ principal investment advisor related to the operations and investments of existing or proposed Funds. These services may include:

•                  Services with respect to the Funds’ compliance with the asset diversification and gross income tests so as to assure qualification as a regulated investment company under the tax laws ( e.g.  valuation of derivatives and the identification of issuers).

•                  Services related to determining the Funds’ distributable income and gains (e.g. tax elections, defaulted bonds, redemptions in-kind and contributions in-kind).

•                  Services related to shareholder tax issues (e.g. information reporting, shareholder subscriptions and redemptions).

•                  Services related to state and foreign tax issues (e.g. capital gains tax in foreign countries).

•                  Services related to investments in securities and derivatives (e.g. new security types, corporate actions).

•                  Services related to proposed or actual financial transactions (e.g. start-up of new fund or portfolio, mergers or liquidations).

•                  Review and provide consultation on the preparation of Fiscal to Excise Reconciliation Calculations.

Tax Services for new Funds launched during the period covered by the audit.

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Appendix 2

Prohibited Non-Audit Services

April 5, 2004

•                  Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•                  Financial information system design and implementation

•                  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources services

•                  Broker-dealer, investment advisor or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

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(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were as follows:

2009	$0
2010	$0

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  Members of the standing audit committee include the Independent Trustees of the Registrant other than the Independent Chairman, who participates ex officio:  William L. Marshall, Chairman; Henry W. Todd, Vice Chairman; Richard D. Shirk,Member; Lynn L. Anderson, Member; Steven J. Mastrovich, Member; Bruce D. Taber, Member; Diane B. Glossman, Audit Committee Financial Expert.

Item 6.  [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

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Items 7-9. [Not Applicable]

Item 10.  Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12.  Exhibit List

(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSgA FUNDS

By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer

Date:  October 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer

Date:  October 28, 2010

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:  October 28, 2010

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